UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:    505-984-0200

Date of fiscal year end:      September 30, 2013

Date of reporting period:   September 30, 2013

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Investment Management®

Thornburg
Limited Term Municipal Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

LIPPER
FUND AWARDS 2013
UNITED STATES

Best Short-Intermediate Municipal Debt Fund

Five-year period and ten-year period. Class I shares among 31 and 25 funds, respectively.

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Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Best Short-Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/12. The Fund did not win the award for other time periods.

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

4    This page is not part of the Annual Report.

THORNBURG LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.72%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from September 28, 1984 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	-0.39%	2.45%	4.30%	3.19%	5.28%
With sales charge	-1.86%	1.93%	3.99%	3.04%	5.23%

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
1.87%	1.10%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	1,997

Effective Duration	3.5 Yrs

Average Maturity	4.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg Limited Term Municipal Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

October 15, 2013

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 32 cents to $14.38 per share during the year. If you were with us for the entire period, you received dividends of 26.4 cents per share. If you reinvested your dividends, you received 26.6 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund underperformed the Index with a total return of negative 0.39% at NAV for the fiscal year ended September 30, 2013, compared to the negative 0.20% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.18% less price decline and 2.37% less income than its benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.13% of relative price performance. Our sector allocations added 0.70% of relative price performance, and our overweight to lower credit-quality securities added 0.27% of relative price performance compared to its benchmark. Other risk factors accounted for another 1.08% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 30, 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint recovery with little inflation. Investors must ask themselves: Why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

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LETTER TO SHAREHOLDERS,

CONTINUED

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed-income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”

Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013, to a high of 2.99% on September 5, 2013.

On September 18, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook – including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective – were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

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LETTER TO SHAREHOLDERS,

CONTINUED

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed-income markets.

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Chart I: Changes in AAA General Obligation Municipal Yield Curve 9/30/2012 – 9/30/2013

Past performance does not guarantee future results.

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013 and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Some of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the yield difference between a 5-year maturity AAA-rated general-obligation municipal bond and a 10-year maturity AAA-rated general-obligation bond. This difference in yield between long and shorter maturities is the slope of the yield

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LETTER TO SHAREHOLDERS,

CONTINUED

curve. At the beginning of the fiscal year, an investor earned an extra 1.06% by investing in a 10-year, AAA-rated security versus a 5-year AAA-rated security. That difference decreased to 0.77% by the end of November 2012 as investors clamored for more income, under the impression that the Fed’s stimulative quantitative easing program (QE3) would remain intact for a prolonged period of time. In June, after the Fed announced its intent to taper purchases, longer-maturity yields increased more than shorter-term securities, and the difference in yield increased to 1.55% on August 30, 2013. On September 18, 2013, when the Fed surprised the market, longer-maturity bonds decreased in yield more than shorter-maturity bonds, and this yield difference decreased to 1.30% by fiscal year end. On an all-in basis, the 10-year maturity AAA-rated general obligation municipal bond increased in yield 0.24% more than the 5-year AAA-rated general obligation municipal bond.

Chart II: 5-10 Year AAA General Obligation Yield Curve Slope 6/3/1994 – 8/31/2013

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It ranged from an 7.4% increase to an 8.1% decrease. For the comparable period of the second quarter

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LETTER TO SHAREHOLDERS,

CONTINUED

of 2011 through the second quarter of 2012, the average was a decrease of 0.87% with a range from an increase of 11.5% to a decrease of 9.0%. State pension funds are still wrestling with issues: median funding levels have gone from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests a funding level of 80% is adequate).

Against this backdrop, several high profile “credit events” have taken place in the municipal bond market over the course of the fiscal year. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. The Thornburg Limited Term Municipal Fund does not own any Detroit general-obligation bonds. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, at 84% and $70,000, respectively.

Thornburg has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75%-77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We continue to rely on that same fundamental, bottom-up credit research to determine which securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

Conclusion

Your Thornburg Limited Term Municipal Fund currently maintains a laddered portfolio structure of 734 municipal obligors. This structure has the potential to maximize an investor’s income. By our calculations, laddering outperforms other bullet and barbell structures two-thirds of the time.1 This approach effectively manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Chart I illustrates that yield changes

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LETTER TO SHAREHOLDERS,

CONTINUED

are not uniform across the Thornburg Limited Term Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We recognize that fiscal 2013 has been a tough one for fixed-income investors. We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Chart III: Percent of Portfolio Maturing

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.83%
Alabama Public School & College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	$8,530,000	$9,150,302
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,546,900
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,623,015
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	894,571
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,947,263
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,238,909
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,554,543
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	859,869
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,158,886
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,205,572
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,360,174
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,073,170
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,062,310
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,296,764
Camden Industrial Development Board, 6.125% due 12/1/2024 pre-refunded 12/1/2013 (Weyerhaeuser Company)	AA+/NR	2,800,000	2,828,252
City of Birmingham GO, 5.00% due 10/1/2013 (Government Services; Insured: MBIA)	AA/Aa2	6,500,000	6,500,845
City of Birmingham GO, 5.00% due 2/1/2015 (Government Services)	AA/Aa2	4,240,000	4,491,941
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,188,425
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	4,131,851
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,947,207
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,295,288
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	3,029,542
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,279,620
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,008,520
City of Mobile Industrial Development Board Pollution Control, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,364,680
City of Mobile Private Placement Warrants GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	1,090,000	1,124,313
City of Mobile Warrants GO, 5.00% due 2/15/2019 (City Capital Improvements)	AA-/Aa2	2,000,000	2,252,820
City of Montgomery BMC Special Care Facilities Financing Authority, 5.00% due 11/15/2013 (Baptist Health; Insured: Natl-Re) (ETM)	A/NR	1,000,000	1,005,940

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	$1,245,000	$1,396,629
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	882,736
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,328,331
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,847,027
Town of Courtland Industrial Development Board, 4.75% due 5/1/2017 (Solid Waste Disposal-International Paper Company Project)	BBB/NR	5,000,000	5,139,300
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,861,000
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,500,000	1,721,415

ALASKA — 0.74%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,258,900
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA+/Aa3	2,000,000	2,048,140
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	1,900,000	2,030,245
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,100,000	1,213,102
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,392,460
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,816,916
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	AA/Aa2	1,175,000	1,212,353
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	13,789,440
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	3,700,000	4,251,744
North Slope Borough GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,508,668
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,035,080
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	A/A1	1,115,000	1,239,568

ARIZONA — 4.00%
Arizona Board of Regents, 4.00% due 7/1/2014 (ASU Polytechnic, Tempe, West Campus Capital Projects)	AA/Aa3	400,000	411,396
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,436,309
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,045,810
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,185,067
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,612,794
Arizona Board of Regents COP, 5.00% due 9/1/2019 pre-refunded 9/1/2014 (Northern Arizona University Research Infrastructure Projects; Insured: AMBAC)	A/A2	3,500,000	3,652,670
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,249,681
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,145,370
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,663,284
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,635,904
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	AA-/Aa3	6,080,000	6,966,707
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,844,625
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,057,236
[a] Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,714,956
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,412,369
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	4,004,490
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A3	1,470,000	1,662,585
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A3	1,365,000	1,544,798
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A3	1,290,000	1,439,060
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	6,307,339
Arizona School Facilities Board, 5.00% due 1/1/2017 pre-refunded 7/1/2015 (State School Improvement)	AAA/Aaa	1,225,000	1,324,666
Arizona School Facilities Board COP, 5.25% due 9/1/2023 (School Site and Building Projects)	A+/A1	1,315,000	1,437,387
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	4,121,266
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,813,254
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,833,800
City of Chandler, 3.00% due 7/1/2014	AA/Aa3	2,790,000	2,847,223
City of Tucson, 5.00% due 7/1/2022	AA+/A1	2,135,000	2,457,107

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Tucson GO, 3.625% due 7/1/2015 (Insured: Natl-Re)	AA-/Aa3	$1,750,000	$1,845,935
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,000,000	2,194,880
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,346,941
Deer Valley USD No. 97 of Maricopa County, 4.00% due 7/1/2015 (2004 School Improvement Project; Insured: AGM)	NR/Aa2	1,325,000	1,406,541
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,056,070
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,435,836
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,582,992
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019 pre-refunded 1/1/2014	AA/Baa1	2,200,000	2,232,340
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A3	1,600,000	1,693,552
Maricopa County IDA Health Facilities, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A3	7,500,000	7,717,950
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,186,500
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AA+/NR	3,135,000	3,209,519
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,803,252
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB+/Baa1	1,600,000	1,649,024
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB+/ Baa1	2,600,000	2,679,664
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB+/ Baa1	9,700,000	10,762,247
Phoenix Union High School District No. 210 of Maricopa County GO, 4.00% due 7/1/2015 (2003 School Improvement Project; Insured: Natl-Re)	AA/Aa2	1,500,000	1,590,945
Pima County, 4.00% due 7/1/2014 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,500,000	1,541,925
Pima County, 5.00% due 7/1/2015 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,400,000	1,510,068
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,000,000	2,226,520
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA-/A2	5,040,000	5,640,718
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,750,000	3,135,083
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	530,275
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	700,000	807,128
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA-/A2	5,000,000	5,752,800
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	2,000,000	2,306,080
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	580,590
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,200,000	1,223,784
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	400,000	462,604
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	1,325,000	1,329,585
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	A+/NR	500,000	581,700
Pima County COP, 3.00% due 12/1/2014 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,420,000	2,493,955
Pima County COP, 5.00% due 12/1/2015 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,250,000	1,367,500
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	674,340
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,599,033
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	576,615
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	885,250
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,403,744
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,460,882
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa2	2,500,000	2,726,575
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa2	3,000,000	3,321,540
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa2	3,285,000	3,659,424
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa2	2,000,000	2,235,080
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,356,405
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A2	6,885,000	7,587,545
State of Arizona COP, 5.00% due 10/1/2014 (State Dept. of Administration Lease Purchase Agreement; Insured: AGM)	AA-/A1	10,375,000	10,849,760

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	$8,370,000	$9,617,883
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,090,401
Town of Gilbert Public Facilities Municipal Property Corporation, 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,121,645
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,029,060

ARKANSAS — 0.56%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	472,296
Board of Trustees of the University of Arkansas, 1.00% due 11/1/2013 (Fayetteville Campus Capital Projects)	NR/Aa2	250,000	250,180
Board of Trustees of the University of Arkansas, 1.00% due 9/15/2014 (Fayetteville Campus Athletic Facilities)	NR/Aa2	475,000	478,049
Board of Trustees of the University of Arkansas, 1.00% due 11/1/2014 (Fayetteville Campus Capital Projects)	NR/Aa2	295,000	297,151
Board of Trustees of the University of Arkansas, 2.00% due 9/15/2015 (Fayetteville Campus Athletic Facilities)	NR/Aa2	455,000	466,939
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2015 (Fayetteville Campus Capital Projects)	NR/Aa2	375,000	385,470
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Capital Projects)	NR/Aa2	600,000	617,556
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	652,596
City of Fort Smith, 2.00% due 10/1/2013 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,000,000	1,000,040
City of Fort Smith, 3.00% due 10/1/2014 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,000,000	1,026,450
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,370,000	1,474,230
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,930,000	2,093,124
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,000,000	1,106,060
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA-/NR	1,670,000	1,844,114
Independence County PCR, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/Baa1	6,400,000	6,574,848
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,205,000	1,267,539
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,395,000	1,488,102
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,375,000	1,472,350
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	10,000,000	9,993,600
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,495,000	1,637,623
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,580,000	1,726,008

CALIFORNIA — 7.90%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,393,643
[b] Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,156,120
[b] Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,289,860
[b] Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,642,816
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA-/A2	3,250,000	2,270,808

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA-/NR	$520,000	$529,370
[a] Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA-/NR	325,000	346,713
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA-/NR	965,000	1,067,676
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA-/NR	1,020,000	1,142,614
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA-/NR	725,000	814,878
Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities Projects; Insured: AMBAC)	NR/NR	1,000,000	979,940
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	730,200
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,645,099
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,605,808
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,575,000	2,897,596
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	2,865,000	3,310,995
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,975,000	2,328,801
California HFFA, 5.00% due 3/1/2020 (Catholic HealthCare West Health Facilities)	A/A3	4,400,000	5,029,948
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A/NR	1,695,000	1,979,235
California HFFA, 5.00% due 3/1/2021 (Catholic HealthCare West Health Facilities)	A/A3	3,450,000	3,921,097
California HFFA, 5.25% due 3/1/2022 (Catholic HealthCare West Health Facilities)	A/A3	7,020,000	7,948,044
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	3,500,000	3,617,355
California HFFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	2,000,000	2,067,060
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,712,650
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/A2	795,000	798,291
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	5,000,000	5,372,700
California State Department of Water Resources, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,569,200
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa2	4,000,000	4,693,120
California State Economic Recovery GO, 5.00% due 7/1/2020	A+/Aa2	4,200,000	4,900,938
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments- MFH; Collateralized: GNMA)	NR/Aa1	1,725,000	1,751,203
California State Public Works Board, 3.00% due 4/1/2014 (Various Capital Projects)	A-/A2	250,000	253,535
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re)	AA-/Aa2	3,000,000	3,369,600
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re)	AA-/Aa2	3,000,000	3,453,810
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A-/Aa3	3,000,000	3,458,580
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A-/Aa3	2,700,000	3,142,044
California State Public Works Board, 5.00% due 4/1/2020 (Riverside Campus)	A-/A2	1,585,000	1,855,179
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A-/A2	1,675,000	1,960,822
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A-/A2	5,685,000	6,655,088
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A-/A2	1,000,000	1,170,530
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A-/A2	1,500,000	1,755,480
California State Public Works Board, 5.00% due 4/1/2021 (Riverside Campus)	A-/A2	890,000	1,029,365
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A-/A2	1,250,000	1,446,313
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A-/A2	5,000,000	5,785,250
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A-/A2	1,000,000	1,157,720
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A-/A2	1,750,000	2,026,080
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A2	500,000	575,075
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A-/A2	11,555,000	13,301,885
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A-/A2	1,900,000	2,178,768
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	31,266,000

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	$2,080,000	$2,081,747
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	10,125,000	6,996,982
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	A+/NR	5,960,000	4,993,944
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,697,857
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/A1	600,000	683,310
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/A1	1,750,000	2,033,465
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,296,805
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,374,049
City and County of San Francisco GO, 5.00% due 6/15/2015 (Various Capital Projects)	AA/Aa1	18,385,000	19,875,104
City of Pasadena COP, 0% due 2/1/2014 (Conference Center Project; Insured: AMBAC)	AA+/NR	1,490,000	1,488,495
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/Baa1	2,685,000	2,290,386
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA-/NR	5,000,000	5,622,950
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Insured: AGM)	AA-/NR	3,000,000	3,400,860
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Insured: AGM)	AA-/NR	3,000,000	3,415,230
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA-/A1	1,075,000	1,006,587
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA-/A1	1,200,000	1,107,228
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	A/Baa1	2,655,000	2,030,730
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	NR/NR	2,000,000	2,052,260
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	12,000,000	12,200,520
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,295,000	2,609,208
Los Angeles County Metropolitan Transportation Authority, 5.00% due 7/1/2019 (Metro Orange Line Transit System; Insured: Natl-Re)	AA+/Aa3	2,185,000	2,259,268
Los Angeles County Public Works Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA-/A1	17,935,000	20,856,970
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA-/A1	4,000,000	4,623,400
Los Angeles USD COP, 5.00% due 10/1/2017 (Information Technology; Insured: AMBAC)	A+/A1	2,445,000	2,774,733
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Projects)	A+/A1	4,600,000	5,359,920
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities Improvements)	A+/A1	7,040,000	8,156,192
Los Angeles USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA-/Aa2	4,000,000	4,565,640
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,585,589
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,555,879
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,777,250
Needles USD GO, 0% due 8/1/2023	A/Baa1	1,005,000	598,337
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA-/NR	4,545,000	5,063,312
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	1,000,000	1,142,010
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,148,550
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A2	1,000,000	1,166,710
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A2	1,325,000	1,512,885
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,417,370
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	874,440
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	1,968,819
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,460,014
Regents of the University of California, 5.00% due 5/15/2019 (Higher Education Facilities; Insured: AGM)	AA/Aa1	4,245,000	4,586,680
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	2,835,454
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	A/Baa1	2,920,000	2,281,104

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	A/Baa1	$1,600,000	$1,103,824
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	5,984,408
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities)	A+/A1	3,265,000	3,790,861
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB-/NR	8,290,000	8,752,996
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/A1	750,000	854,138
Sacramento County Sanitation Districts Financing Authority, 0.07% due 12/1/2039 put 10/1/2013 (Sacramento Regional Wastewater Treatment Plant; LOC: Morgan Stanley) (daily demand notes)	AAA/Aa2	12,025,000	12,025,000
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	A/A3	4,870,000	5,338,299
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	A/A3	5,000,000	5,470,500
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	A/A3	8,675,000	9,417,840
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	A+/NR	4,000,000	4,536,040
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	A+/NR	3,000,000	3,392,040
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	A+/NR	8,000,000	9,014,960
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	1,240,000	1,273,976
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	11,969,900
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2022 (Insured: Natl-Re)	AA+/Aa2	1,220,000	1,312,561
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	7,600,000	6,337,944
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	A/Baa1	2,780,000	2,975,740
San Juan USD GO, 0% due 8/1/2015 (Sacramento County Educational Facilities; Insured: AGM)	AA-/Aa2	760,000	748,167
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development) (ETM)	NR/NR	3,095,000	3,149,936
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development)	A+/NR	805,000	818,379
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	A/Baa1	4,035,000	4,605,872
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/Baa1	3,425,000	2,931,766
Santa Clara County Financing Authority, 4.00% due 5/15/2014 (Multiple Facilities)	AA/A1	4,245,000	4,346,880
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	A/Baa1	7,000,000	4,222,400
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,781,987
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,653,670
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,015,400
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	A/A1	1,250,000	1,433,638
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	A/A1	10,000,000	11,874,600
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	A/A1	5,000,000	5,865,400
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	A+/A2	2,000,000	2,285,540
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,303,100
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	1,001,357
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,070,570
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,106,837
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities)	SP-1/NR	3,490,000	3,481,589
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,689,039
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	1,635,000	1,869,753
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA-/Aa3	4,000,000	2,865,720
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,180,000	7,008,862

COLORADO — 3.42%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	A/NR	1,475,000	1,564,872
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	A/NR	1,505,000	1,628,907
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	BBB-/NR	655,000	657,928

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Castle Oaks Metropolitan District GO, 6.125% due 12/1/2035 pre-refunded 12/1/2015	NR/NR	$1,428,000	$1,591,192
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	1,939,883
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,149,170
City & County of Denver COP, 5.00% due 5/1/2014 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	4,000,000	4,106,560
City & County of Denver COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re)	AA+/Aa1	3,025,000	3,049,412
City & County of Denver COP, 0.07% due 12/1/2029 put 10/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	22,665,000	22,665,000
City & County of Denver COP, 0.07% due 12/1/2029 put 10/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	45,650,000	45,650,000
City & County of Denver COP, 0.07% due 12/1/2031 put 10/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	35,690,000	35,690,000
City & County of Denver GO, 3.00% due 8/1/2015 (Various Purposes)	AAA/Aaa	920,000	964,804
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	382,281
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	438,660
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	654,822
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,149,880
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,177,475
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,342,215
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,852,631
Colorado Department of Corrections COP, 4.00% due 3/1/2014 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,285,000	1,305,277
Colorado Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,211,420
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,280,540
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,845,895
Colorado Department of Corrections COP, 5.00% due 3/1/2019 pre-refunded 3/1/2016 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,462,489
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	660,000	672,665
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,606,452
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,817,871
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,030,571
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,114,280
Colorado Educational & Cultural Facilities, 0.07% due 5/1/2037 put 10/1/2013 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa3	650,000	650,000
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	2,857,068
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,578,583
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	1,185,000	1,336,514
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	2,225,000	2,568,340
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA-/Aa3	1,000,000	1,102,710
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health Initiatives)	NR/NR	7,255,000	7,294,975
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA-/Aa3	3,000,000	3,154,470
Colorado Higher Education COP, 5.00% due 11/1/2013	AA-/Aa2	1,025,000	1,029,202
County of Fremont COP, 5.25% due 12/15/2022 pre-refunded 12/15/2013 (Insured: Natl-Re)	A/Baa1	890,000	899,203
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,615,531

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	$5,000,000	$5,040,500
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,892,807
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,016,200
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,049,240
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA-/NR	2,175,000	2,488,831
E-470 Public Highway Authority, 0% due 9/1/2014 (Insured: Natl-Re)	A/Baa1	1,910,000	1,878,275
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,077,630
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,516,506
Joint School District No. 28J GO, 5.25% due 12/1/2019 pre-refunded 12/1/2013 (Adams and Arapahoe Counties Educational Facilities; Insured: AGM) (State Aid Withholding)	AA-/Aa2	500,000	504,305
Mesa County Valley School District No. 51 GO, 5.00% due 12/1/2013 (City of Grand Junction Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa2	1,000,000	1,008,110
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/NR	1,000,000	1,084,410
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/NR	1,035,000	1,152,566
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA-/NR	1,525,000	1,718,477
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA-/NR	1,200,000	1,393,140
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA-/NR	1,000,000	1,172,770
Poudre School District R-1 GO, 5.75% due 12/15/2021 pre-refunded 12/15/2013 (Larimer County School Buildings; Insured: Natl-Re) (State Aid Withholding)	NR/NR	500,000	505,810
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	787,745
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	978,580
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,750,000	1,989,277
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	4,730,000	5,413,485
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	4,188,045
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	2,370,000	2,735,098
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	625,000	661,356

CONNECTICUT — 0.28%
Capital City EDA, 5.00% due 6/15/2015 (Adriaen’s Landing Convention Center; Insured: AGM)	AA/A2	1,705,000	1,761,470
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/A2	2,080,000	2,190,843
State of Connecticut GO, 5.00% due 6/1/2019 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	3,161,069
State of Connecticut GO Floating Rate Note, 0.84% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	722,839
State of Connecticut GO Floating Rate Note, 0.72% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	9,982,200

DELAWARE — 0.03%
State of Delaware GO, 5.00% due 7/1/2014	AAA/Aaa	860,000	891,235
State of Delaware GO, 5.25% due 8/1/2014	AAA/Aaa	1,000,000	1,042,380

DISTRICT OF COLUMBIA — 0.78%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio) (ETM)	AA-/Aa3	1,000,000	1,053,960
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	885,000	979,367
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	2,010,090
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,745,000	2,005,511
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	931,530
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,890,000	2,199,072
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,000,360
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re)	A+/Aa3	3,125,000	3,311,344

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re)	A+/Aa3	$4,700,000	$5,167,086
District of Columbia COP, 5.00% due 1/1/2018	A+/Aa3	5,000,000	5,394,200
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A+/Aa3	5,000,000	5,386,100
District of Columbia COP, 4.50% due 1/1/2021 (Insured: Natl-Re)	A+/Aa3	1,100,000	1,166,011
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA-/Aa2	5,000,000	5,969,050
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA-/Aa2	3,005,000	3,545,720
District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM-HUD Loan)	AA-/A2	1,195,000	1,233,001
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM-HUD Loan)	AA-/A2	1,480,000	1,580,063
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA-/A3	2,000,000	1,986,220
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA-/A3	4,000,000	3,746,720

FLORIDA — 7.62%
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC) (ETM)	NR/A1	1,625,000	1,701,749
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC)	A+/A1	2,375,000	2,484,297
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A2	2,820,000	3,147,487
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	551,205
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,141,230
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A2	3,500,000	4,017,440
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	469,005
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	575,570
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A2	2,800,000	3,243,856
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,156,800
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,817,916
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,317,960
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA-/Aa3	3,035,000	3,266,267
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	1,495,000	1,650,301
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	7,630,000	8,474,107
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	3,715,000	4,125,990
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re)	A/Aa3	1,000,000	1,120,650
Broward County School Board COP, 5.00% due 7/1/2021	A/Aa3	4,000,000	4,574,960
Broward County School Board COP, 5.00% due 7/1/2022	A/Aa3	4,580,000	5,250,100
Capital Projects Finance Authority, 5.50% due 10/1/2015 (University of Central Florida Apartment Student Housing; Insured: Natl-Re)	A/Baa1	2,660,000	2,659,734
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	A+/Aa3	2,195,000	2,473,480
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,758,866
City of Gainesville, 6.50% due 10/1/2013 (Utility Systems Capital Projects)	AA/Aa2	4,800,000	4,800,816
City of Gainesville, 0.06% due 10/1/2026 put 10/1/2013 (Utility Systems Capital Projects; SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	7,110,000	7,110,000
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa2	1,000,000	1,145,860
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa2	1,050,000	1,215,774
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa2	500,000	581,455
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa2	1,000,000	1,168,070
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa2	1,105,000	1,283,347
City of Lakeland, 3.00% due 11/15/2013 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,003,310
City of Lakeland, 6.05% due 10/1/2014 (Energy System; Insured: AGM)	AA/A1	3,750,000	3,961,612
City of Lakeland, 4.00% due 11/15/2014 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,034,650
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/A1	9,780,000	10,946,656
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/A1	7,105,000	8,129,399
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/A1	5,000,000	5,826,800
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,323,195

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/A1	$1,695,000	$1,982,269
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	A/A2	1,970,000	2,213,157
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	847,267
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,339,174
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,886,164
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	894,598
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,147,360
City of Port St. Lucie, 5.00% due 9/1/2015 (Tesoro Special Assessment District; Insured: Natl-Re)	NR/A1	250,000	268,763
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/Aa3	2,140,000	2,151,898
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/Aa3	2,175,000	2,171,128
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/Aa3	2,215,000	2,185,275
Collier County, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,462,381
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa2	1,835,000	1,933,301
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA-/A2	1,605,000	1,664,369
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA-/A2	1,500,000	1,615,575
Florida Atlantic University Financing Corp., 5.00% due 7/1/2014 (Innovation Village Capital Improvements)	A/A1	1,950,000	2,019,907
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,570,601
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,514,262
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,922,905
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa1	2,365,000	2,411,732
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	2,350,000	2,475,560
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa1	2,345,000	2,528,731
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa1	1,325,000	1,468,550
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa1	2,630,000	2,929,084
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,357,471
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,035,000	1,146,925
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,705,000	1,923,428
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa1	1,030,000	1,145,102
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	686,216
Florida Hurricane Catastrophe Fund Finance Corp., 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,394,350
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,429,439
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,562,274
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,682,040
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,075,440
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	939,824
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	989,778

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	$3,000,000	$3,419,610
Florida State Housing Finance Corp., 1.625% due 1/1/2015 (Captiva Cove Apartments-Multi- Family Mtg; Insured: FNMA)	NR/Aaa	1,600,000	1,601,152
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa3	1,000,000	1,089,200
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	1,000,000	1,121,200
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa3	1,000,000	1,087,700
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,200,000	3,666,208
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,000,000	3,460,260
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,225,000	1,341,853
Hillsborough County, 5.00% due 3/1/2015 (Water and Wastewater System Capital Improvements; Insured: Natl-Re)	A+/A1	5,000,000	5,282,300
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,117,450
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,830,891
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,091,707
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,369,574
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,618,149
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,647,898
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,453,526
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,300,000	1,488,786
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,154,060
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,185,520
Hollywood Water & Sewer, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,305,122
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	3,695,000	3,965,326
JEA, 3.50% due 10/1/2013 (Water & Sewer Systems)	AA/Aa2	5,565,000	5,565,501
JEA, 5.00% due 10/1/2014 pre-refunded 4/1/2014 (Electric System; Insured: AGM)	AA-/Aa3	1,000,000	1,024,080
JEA, 5.00% due 10/1/2014 pre-refunded 4/1/2014 (Electric System)	NR/NR	2,245,000	2,299,060
JEA, 5.00% due 10/1/2014 (Electric System)	A+/Aa3	4,920,000	5,037,293
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,859,945
JEA, 5.00% due 10/1/2018 (Water & Sewer Systems)	AA/Aa2	1,500,000	1,743,090
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,907,009
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,124,040
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,777,664
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,249,025
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/Baa1	1,000,000	1,069,510
Miami Beach GO, 4.00% due 9/1/2019	AA-/Aa2	2,745,000	3,027,927
Miami Beach GO, 5.00% due 9/1/2020	AA-/Aa2	3,720,000	4,332,238
Miami Beach GO, 4.00% due 9/1/2021	AA-/Aa2	1,015,000	1,108,735
Miami Beach GO, 5.00% due 9/1/2022	AA-/Aa2	1,000,000	1,148,110
Miami-Dade County, 4.00% due 10/1/2013 (UMSA Municipal Capital Improvements; Insured: AGM)	NR/Aa3	2,075,000	2,075,207
Miami-Dade County, 5.00% due 10/1/2014 (Water and Sewer System; Insured: BHAC)	AA+/Aa1	1,070,000	1,119,926
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	3,845,000	3,729,227
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	3,535,000	3,319,047
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	2,435,000	2,206,670
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	5,385,000	4,669,549
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/A1	2,170,000	1,786,344
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,256,800

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: AGM)	AA-/A2	$7,530,000	$8,696,548
Miami-Dade County Expressway Authority, 5.00% due 7/1/2029 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	A/A3	490,000	507,645
Miami-Dade County Expressway Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	A/A3	305,000	315,983
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	5,040,000	5,853,658
Miami-Dade County School Board, 5.00% due 5/1/2014	A/A1	615,000	632,036
Miami-Dade County School Board, 5.00% due 5/1/2014	A/A1	385,000	395,268
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,081,090
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,065,000	4,467,028
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,111,030
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,608,520
Miami-Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA-/Aa3	5,130,000	5,584,518
Orange County HFA, 5.00% due 10/1/2013 (Orlando Health, Inc.)	A/A2	1,100,000	1,100,143
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health, Inc.)	A/A2	2,790,000	2,909,663
Orange County HFA, 5.00% due 10/1/2015 (Orlando Health, Inc.)	A/A2	500,000	539,190
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	A/A2	2,310,000	2,486,877
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	2,232,430
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	6,993,013
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	A/A2	1,870,000	2,212,958
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,550,931
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/ FGIC/IBC)	A/A2	3,000,000	3,586,110
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Master Lease Purchase Agreement)	NR/Aa3	800,000	916,656
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Master Lease Purchase Agreement)	NR/Aa3	940,000	1,029,714
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Master Lease Purchase Agreement)	NR/Aa3	1,090,000	1,256,770
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Master Lease Purchase Agreement)	NR/Aa3	3,835,000	4,139,652
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Master Lease Purchase Agreement)	NR/Aa3	1,660,000	1,903,605
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Master Lease Purchase Agreement)	NR/Aa3	1,300,000	1,444,482
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,417,936
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,175,719
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,610,834
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,433,900
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,774,673
Reedy Creek Improvement District, 2.50% due 10/1/2013 (Walt Disney World Resort Complex Utility Systems)	A/A1	865,000	865,052
Reedy Creek Improvement District, 5.00% due 10/1/2014 (Walt Disney World Resort Complex Utility Systems)	A/A1	460,000	480,705
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	454,820
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	865,615
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,372,836
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	712,525

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	$750,000	$846,960
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,809,184
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,538,675
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,283,160
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,689,804
School Board of Lee County COP, 4.75% due 8/1/2020 pre-refunded 2/1/2014 (Insured: AGM)	AA-/Aa3	500,000	507,670
School District of Polk County, 5.00% due 10/1/2013 (Educational Facilities; Insured: Natl-Re)	A/Baa1	2,000,000	2,000,240
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,892,854
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,083,390
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	553,980
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,985,000	5,557,378
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,262,269
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	745,000	761,338
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,003,638
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	1,988,534
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA-/Aa3	5,000,000	5,705,100
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,473,197
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,373,468
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,525,240
Tampa Bay Water Regional Water Supply Authority, 5.00% due 10/1/2013 (Utility System Improvements)	AA+/Aa2	375,000	375,049
Tampa BayCare Health Systems, 5.00% due 11/15/2016	NR/Aa2	2,855,000	3,216,072
Tampa BayCare Health Systems, 5.00% due 11/15/2017	NR/Aa2	1,215,000	1,385,720
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	A/Baa1	655,000	672,541
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re)	A/Baa1	1,640,000	1,738,023
Volusia County Educational Facility Authority, 4.00% due 10/15/2013 (Embry-Riddle; Insured: AGM)	AA-/A2	675,000	676,039
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA-/A2	2,320,000	2,592,646
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA-/A2	1,030,000	1,132,619
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA-/A2	2,075,000	2,382,141
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA-/A2	2,350,000	2,703,534

GEORGIA — 2.22%
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2015 (UGAREF Bolton Commons, LLC)	NR/Aa2	3,575,000	3,715,676
Athens-Clarke County Unified Government Development Authority, 3.00% due 12/15/2015 (UGAREF Coverdell Building, LLC)	NR/Aa2	670,000	702,207
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	315,756
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	541,485
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	456,788
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	428,551
City of Atlanta, 5.50% due 11/1/2014 (Water & Wastewater System; Insured: Natl-Re)	A+/Aa3	3,000,000	3,167,760

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater System; Insured: Natl-Re)	A+/Aa3	$4,000,000	$4,408,320
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	1,495,000	1,640,194
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA-/Aa3	3,215,000	3,606,491
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	A+/Aa3	8,215,000	9,337,251
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA-/A3	3,850,000	4,237,580
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA-/Aa3	4,745,000	5,434,164
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	2,100,000	2,402,610
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,145,000	3,638,639
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	A+/Aa3	5,650,000	6,852,715
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	6,000,000	6,968,580
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	5,000,000	5,870,200
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	7,000,000	8,011,290
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,525,000	4,253,512
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A/A3	6,000,000	6,043,080
Development Authority of Gwinnett County COP, 5.00% due 1/1/2024 pre-refunded 1/1/2014 (Gwinnett County Public Schools Project; Insured: Natl-Re)	AA+/NR	600,000	607,302
[a] Fulton County, 5.25% due 1/1/2035 pre-refunded 1/1/2014 (Water & Sewerage System; Insured: Natl-Re)	AA-/Aa3	750,000	759,600
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,202,516
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,548,196
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,594,884
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	1,415,000	1,536,280
Georgia Municipal Gas Authority, 5.00% due 4/1/2014 (Gas Portfolio III)	AA-/A1	3,000,000	3,067,470
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,723,600
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,500,000	2,689,850
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,000,000	3,054,300
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A-/Baa2	3,845,000	3,920,516
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa2	2,000,000	2,109,340
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,485,800
Milledgeville & Baldwin County Development Authority, 5.625% due 9/1/2030 pre-refunded 9/1/2014 (Georgia College & State University Foundation Property III, LLC)	AA+/NR	1,280,000	1,356,326
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	2,310,000	2,517,623
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,673,595

GUAM — 0.35%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	6,082,362
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,179,660
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,302,880
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,192,200
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA-/A2	1,000,000	1,145,600
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA-/A2	1,500,000	1,724,970
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA-/A2	5,015,000	5,779,838

HAWAII — 1.25%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,277,899
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,826,010
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,292,616
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,082,657
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	7,967,653
County of Hawaii GO, 4.00% due 9/1/2014 (County Capital Improvement Projects)	AA-/Aa2	1,475,000	1,525,755

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	$12,000,000	$13,875,840
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	23,407,600
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,544,620
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	2,974,150
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,567,210
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	4,000,000	4,713,040

IDAHO — 0.28%
Idaho Housing & Finance Association, 3.00% due 8/15/2015	NR/NR	650,000	680,049
[a] Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	440,000	443,027
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,462,479
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,900,000	15,605,391

ILLINOIS — 5.91%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2018 (School District Capital Improvement Program) (State Aid Withholding)	A+/A3	3,000,000	3,293,220
Board of Education of the City of Chicago GO, 5.00% due 12/1/2019 (School District Capital Improvement Program) (State Aid Withholding)	A+/A3	2,000,000	2,175,460
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	9,282,120
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (School District Capital Improvement Program) (State Aid Withholding)	A+/A3	2,500,000	2,681,150
Chicago Housing Authority, 5.00% due 7/1/2015 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA-/A2	8,460,000	9,134,347
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	AA-/A2	2,000,000	2,232,880
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan)	AA+/A1	1,150,000	1,297,465
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan; Insured: Natl-Re)	AA+/A1	700,000	736,029
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	A+/A3	1,500,000	1,611,705
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A2	3,000,000	3,351,750
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A2	2,500,000	2,845,325
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA-/A2	1,050,000	1,143,555
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A+/A2	1,475,000	1,563,692
City of Chicago, 5.00% due 1/1/2020 (Insured: AGM)	AAA/A2	1,320,000	1,408,150
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,406,800
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,078,300
City of Chicago, 5.25% due 1/1/2023 (O’Hare International Airport; Insured: AGM)	AA-/A2	2,000,000	2,102,580
City of Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	A/A3	900,000	926,253
City of Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re)	A+/A3	4,100,000	4,564,694
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/A3	1,000,000	1,097,740
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA-/A2	2,560,000	2,568,755
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re)	A+/A3	2,670,000	2,507,878
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	A+/A3	3,050,000	3,269,081
City of Chicago GO, 5.25% due 1/1/2021 (Public Infrastructure and Facility Improvements)	A+/A3	500,000	526,785
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,000,000	1,084,590

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	$785,000	$848,145
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,640,000	1,737,662
City of Quincy, 5.00% due 11/15/2013 (Blessing Hospital)	A-/A3	510,000	512,703
City of Quincy, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,042,360
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,921,920
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	556,975
City of Rolling Meadows GO, 4.125% due 1/1/2020 pre-refunded 1/1/2014 (Insured: Natl-Re)	NR/A1	100,000	100,983
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,165,749
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,120,440
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,341,521
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,110,130
Community College District No. 514 GO, 4.25% due 12/1/2015 (Illinois Central College)	AA+/Aa2	2,360,000	2,531,548
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,494,070
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,139,720
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	2,500,000	2,962,375
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/Baa1	1,185,000	1,137,197
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	381,448
Community High School District No. 127 GO, 9.00% due 2/1/2014 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,925,000	1,978,130
Community High School District No. 127 GO, 9.00% due 2/1/2015 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,610,000	1,778,760
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	2,217,386
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,494,051
Community High School District No. 228, 5.00% due 12/15/2013 (Cook County-Bremen; Insured: AGM)	AA-/NR	6,875,000	6,935,019
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA-/Aa3	1,000,000	1,105,260
Community Unit School District No. 300 GO, 0% due 12/1/2021 (Kane, McHenry Cook & DeKalb Counties; Insured: AMBAC)	NR/Aa3	2,000,000	1,493,580
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re)	NR/Aa3	3,165,000	2,447,653
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	6,140,000	4,716,564
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	206,874
County of Cook GO, 6.25% due 11/15/2013 (Capital Improvement Projects; Insured: Natl- Re) (ETM)	AA/A1	3,995,000	4,025,242
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Projects; Insured: Natl-Re)	AA/A1	2,000,000	2,168,560
County of Cook GO, 5.00% due 11/15/2019 (Capital Equipment Project Fund)	AA/A1	3,690,000	4,194,017
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	925,000	992,220
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Projects)	AA/A1	3,590,000	4,013,440
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	2,000,000	2,276,160

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	$2,000,000	$2,102,500
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Projects)	AA/A1	5,000,000	5,617,950
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,105,000	2,365,157
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,000,000	1,036,770
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,500,000	1,668,840
County of Cook GO, 5.00% due 11/15/2022 pre-refunded 5/15/2014 (Capital Improvement Plan; Insured: AMBAC)	NR/A1	480,000	499,214
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan; Insured: AMBAC)	AA/A1	1,020,000	1,048,009
County of McHenry, 4.50% due 1/15/2016 (Highway Improvement Plan)	NR/Aaa	1,000,000	1,046,240
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,080,944
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A1	1,500,000	1,718,805
Forest Preserve District of Kane County GO, 4.00% due 12/15/2013	AA+/NR	2,130,000	2,146,529
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re)	AA+/Baa1	2,780,000	3,036,177
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/NR	3,030,000	3,307,063
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,299,010
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,905,580
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,361,217
Illinois Educational Facilities Authority, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum of Natural History)	A/A2	3,100,000	3,109,579
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A2	3,000,000	3,040,320
Illinois Finance Authority, 5.00% due 5/1/2014 (Student Housing)	NR/Baa3	3,895,000	3,950,776
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,226,600
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,150,750
Illinois Finance Authority, 5.25% due 5/15/2015 (Resurrection Health Care Corp.)	BBB+/Baa1	1,000,000	1,062,340
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A2	1,000,000	1,083,280
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,393,400
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,729,285
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,371,813
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,847,193
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A/A2	1,000,000	1,115,110
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,525,642
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,175,050
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,929,039
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,466,922
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA/Aa2	1,000,000	1,058,800
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A/A1	9,500,000	9,821,765
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/A1	2,550,000	2,765,755
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural Utilities Cooperative)	A/NR	17,150,000	17,337,621
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA-/Aa3	17,190,000	17,410,720
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,315,050
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	A/NR	3,475,000	3,392,399
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	A/Baa1	8,245,000	7,845,942
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,584,480
Metropolitan Water Reclamation District of Greater Chicago GO, 4.00% due 12/1/2014 (Capital Improvements)	AAA/Aa1	2,500,000	2,607,300

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Public Building Commission of Chicago, 5.25% due 12/1/2013 (School District Capital Improvement Program; Insured: Natl-Re)	A/A3	$3,000,000	$3,023,970
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,737,680
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,668,112
Regional Transportation Authority GO, 6.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa3	3,500,000	3,650,115
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA-/NR	2,210,000	2,332,301
School District No. 112 GO, 4.00% due 1/1/2014 (Lake County-North Shore)	AAA/NR	1,145,000	1,154,778
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	2,000,000	1,932,500
School District No. 97 GO, 9.00% due 12/1/2013 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	2,250,000	2,281,185
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	5,273,120
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	915,000	974,008
St. Charles Community Unit School District No. 303 GO, 5.00% due 1/1/2014 (City of St. Charles & Village of Valley View; Insured: AGM)	NR/Aa2	6,750,000	6,831,270
State of Illinois, 3.50% due 6/15/2014 (Build Illinois Bond Retirement & Interest Fund)	AAA/A3	6,455,000	6,600,560
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,876,355
Town of Cicero Cook County GO, 5.25% due 1/1/2019 (Economic Redevelopment; Insured: Syncora)	NR/NR	6,140,000	6,292,272
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,169,949
Township High School District No. 227 GO, 4.125% due 12/1/2013 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	1,125,000	1,132,436
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA-/Aa3	2,000,000	2,201,540
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,394,235
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 pre-refunded 1/1/2015 (Insured: Natl-Re)	NR/Aa3	85,000	76,714
Village of Bolingbrook, DuPage and Will Counties GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	1,915,000	1,686,713
Village of Broadview, 5.375% due 7/1/2015	NR/NR	2,325,000	2,327,929
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	1,015,697
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	A/Baa1	1,190,000	1,202,412
Village of Skokie GO, 5.00% due 12/1/2014	NR/Aaa	565,000	593,730
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	665,113
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln- Way School Building; Insured: Natl-Re) (ETM)	NR/Aa2	750,000	794,138
Will County Community High School District No. 210 GO, 5.00% due 1/1/2015 (Lincoln- Way School Building; Insured: Natl-Re/FGIC)	NR/Aa2	250,000	263,933
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	2,942,684

INDIANA — 3.78%
Allen County Jail Building Corp., 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,033,450
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,602,796
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,664,157
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,075,240
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,827,750
Board of Trustees for the Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,015,110
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,035,280
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,096,030
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,157,100
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,695,722
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA+/A2	1,475,000	1,587,719

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Brownsburg 1999 School Building Corporation, 5.00% due 8/1/2017 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	$1,000,000	$1,077,000
Carmel Redevelopment Authority, 3.00% due 2/1/2014 (Economic Development)	AA+/NR	965,000	973,096
Carmel Redevelopment Authority, 3.00% due 8/1/2014 (Economic Development)	AA+/NR	915,000	933,684
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,561,030
Carmel Redevelopment Authority, 4.00% due 2/1/2015 (Economic Development)	AA+/NR	990,000	1,034,174
Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Economic Development)	AA+/NR	975,000	1,032,486
Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Economic Development)	AA+/NR	2,405,000	2,761,974
Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Economic Development)	AA+/NR	2,510,000	2,882,534
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,125,000	4,296,394
City of Carmel Redevelopment Authority, 4.25% due 7/1/2015 (Hazel Dell Parkway & Pennsylvania Street Economic Development Area Roadways; Insured: Natl-Re)	NR/A2	600,000	616,194
City of Fort Wayne, 4.25% due 8/1/2014 (Sewer Works Improvements)	NR/Aa3	1,745,000	1,802,236
City of Fort Wayne, 2.00% due 12/1/2014 (Waterworks Utility Improvements)	NR/Aa3	925,000	942,372
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,899,563
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,177,987
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,191,436
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,201,156
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa2	4,100,000	4,241,942
City of Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co. Project)	BBB/Baa2	1,000,000	1,034,620
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,874,122
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,053,570
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,429,835
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,117,450
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	A/Baa1	5,685,000	5,537,417
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,391,860
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	2,729,745
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,111,516
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,431,114
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2014 (Insured: AMBAC) (ETM)	A+/NR	1,000,000	1,037,360
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC) (ETM)	A+/NR	1,000,000	1,081,370
Fort Wayne Community Schools GO, 1.00% due 1/15/2014 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,700,000	1,703,570
Fort Wayne Community Schools GO, 1.00% due 7/15/2014 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,600,000	1,609,040
Fort Wayne Community Schools GO, 1.00% due 1/15/2015 (Renewal, Restoration & Safety Project) (State Aid Withholding)	AA+/NR	1,500,000	1,513,200
GCS School Building Corp. One, 5.00% due 1/15/2014 (Goshen Community Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	760,000	770,442
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,000,000	1,013,740
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A2	1,545,000	1,723,293
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A2	5,000,000	5,581,450
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,494,935
Indiana Finance Authority, 5.00% due 11/1/2014 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,000,000	1,049,160
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,599,750
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A3	11,650,000	12,515,828
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,400,298
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,148,738

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	$1,500,000	$1,566,555
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,117,540
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	2,033,489
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	3,065,622
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,165,920
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,533,689
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,871,391
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,432,737
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,174,297
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,385,000	1,567,294
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,292,225
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,712,650
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	976,203
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,297,915
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,158,867
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,527,852
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,344,221
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,592,739
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,371,266
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,274,333
Indiana Finance Authority, 0.08% due 2/1/2037 put 10/1/2013 (Lucas Oil Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	17,700,000	17,700,000
Indiana Health Facility Financing Authority, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,955,763
Indiana Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,565,750
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014 (Circle Centre)	AA/NR	365,000	372,720
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks System; Insured: Natl-Re)	A+/A2	1,000,000	1,055,210
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks System; Insured: Natl-Re)	A+/A2	1,000,000	1,074,960
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Wishard Complex- Myers Special Care Center Building; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,104,387
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa1	1,690,000	1,840,275
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,538,010
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	1,295,000	1,045,078
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,092,060
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,927,145
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,465,203
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,347,091
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,351,075
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,428,425
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,553,722
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,142,620
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/Baa1	1,200,000	1,230,312

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/Baa1	$1,250,000	$1,335,050
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,248,097
Monroe-Gregg Grade School Building Corporation, 5.00% due 1/15/2025 pre-refunded 1/15/2014 (Monrovia Middle/Senior High & New Elementary Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	525,000	532,371
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	A/Baa1	870,000	902,503
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	265,000	274,193
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	A/Baa1	870,000	940,792
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	270,000	290,085
MSD of Warren Township Vision 2005 School Building Corp., 5.00% due 7/10/2015 pre-refunded 1/10/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	2,895,000	3,069,395
Noblesville Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,760,000	1,865,952
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,841,654
Perry Township Multischool Building Corp., 5.00% due 7/10/2014 (Educational Facilities; Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,206,637
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,091,310
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,039,340
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,090,030
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,399,069
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,141,920
Pike Township Multi-School Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,183,151
Plainfield Community High School Building Corp., 5.00% due 1/15/2015 (Insured: Natl-Re)	AA+/Baa1	1,445,000	1,526,108
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,785,000	1,987,847
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa1	1,335,000	1,354,438
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 pre-refunded 1/15/2015 (Insured: AGM) (State Aid Withholding)	AA-/A2	540,000	572,216
Westfield Washington Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: AGM) (State Aid Withholding)	AA-/A2	370,000	390,383
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA-/A2	1,100,000	1,261,821

IOWA — 0.44%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA-/A2	3,870,000	4,258,006
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA-/A2	3,990,000	4,377,748
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA-/A2	4,125,000	4,440,026
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA-/A2	2,140,000	2,274,991

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Iowa Finance Authority, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	$2,500,000	$2,541,750
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,432,388
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,747,664
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,661,385
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,789,856
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,119,839
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,596,347
State of Iowa, 5.00% due 6/1/2014 (IJOBS Program)	AA/Aa2	500,000	515,885

KANSAS — 0.10%
Kansas Development Finance Authority, 5.00% due 11/1/2015 (State Capitol, School of Pharmacy and Wildlife & Parks Projects)	AA/Aa2	2,605,000	2,843,358
Kansas Development Finance Authority, 5.00% due 5/1/2018 (University of Kansas Housing System Project; Insured: AMBAC)	AA-/Aa3	1,400,000	1,493,786
Leavenworth County GO, 3.00% due 3/1/2014 (KTA and KDOT Loans)	AA-/NR	1,000,000	1,011,030
Leavenworth County GO, 4.00% due 3/1/2015 (KTA and KDOT Loans)	AA-/NR	1,040,000	1,091,230

KENTUCKY — 0.55%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA-/Aa2	2,145,000	2,363,254
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	5,000,000	4,099,000
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	9,600,000	7,491,648
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	2,885,000	2,113,320
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	4,195,000	2,733,672
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA-/Aa3	5,500,000	5,764,825
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA-/A2	2,955,000	3,137,057
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2014 (Eastern State Hospital)	A+/Aa3	1,000,000	1,029,800
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A+/Aa3	6,165,000	6,859,549

LOUISIANA — 3.00%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA-/Aa3	2,020,000	2,225,939
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/Aa3	2,240,000	2,505,261
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,521,233
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,159,970
City of Monroe, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Garrett Road Economic Development; Insured: Radian)	NR/NR	1,505,000	1,574,787
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,618,143
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA-/NR	1,110,000	1,191,219
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	BBB/A3	3,080,000	3,501,683
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	BBB/A3	3,250,000	3,690,245
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	BBB/A3	5,700,000	6,417,573
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,110,674
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,619,546
East Baton Rouge Sewer Commission, 5.00% due 2/1/2014 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,015,770
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Wastewater System Improvements; Insured: AGM)	AA-/Aa3	3,000,000	3,288,450
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A2	1,000,000	1,143,320
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A2	780,000	884,060

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ernest N. Morial New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A2	$1,000,000	$1,129,230
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA-/A2	2,000,000	2,292,320
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	10,899,787
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,135,790
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,128,750
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/A3	1,415,000	1,580,272
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,500,150
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (Community and Technical Colleges Facilities and SIS System; Insured: AGM)	AA-/A1	1,500,000	1,551,135
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,051,880
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,082,570
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,068,340
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,393,461
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,076,370
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,113,690
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,101,170
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College — Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,926,129
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,096,950
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College — Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,435,053
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College — Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,386,072
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	A-/NR	22,000,000	24,629,000
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	A-/A3	5,000,000	5,098,200
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	A-/NR	6,000,000	5,986,860
Louisiana Public Facilities Authority, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,023,780
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,928,441
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA-/A2	1,325,000	1,430,920
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A3	2,500,000	2,566,050
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,081,740
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,135,954
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,200,580
Louisiana State Office Facilities Corp., 3.75% due 3/1/2015 (State Capitol)	AA-/Aa3	5,000,000	5,220,900
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,023,487
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,102,230
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,857,850
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,195,337
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,411,904
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	A/NR	595,000	677,199

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	A/NR	$415,000	$473,631
[a] Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	A/NR	515,000	586,054
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,000,000	13,939,520
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA-/Aa3	4,500,000	4,974,885
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA-/Aa3	4,800,000	5,448,816
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA-/Aa3	3,840,000	4,397,338
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,108,646
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,197,309
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re)	A/NR	3,670,000	3,356,068
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	755,000	861,802
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,000,000	1,155,720
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,000,000	1,139,580
[a] Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA-/Aa3	1,110,000	1,250,992
St. Tammany Parish, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,405,000	1,580,330
State of Louisiana GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,340,240
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2014 (General Medical Center)	A+/A2	800,000	812,296
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2015 (General Medical Center)	A+/A2	575,000	598,512
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2017 (General Medical Center)	A+/A2	1,000,000	1,068,130
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2018 (General Medical Center)	A+/A2	1,000,000	1,118,300
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2019 (General Medical Center)	A+/A2	1,810,000	2,019,851
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2021 (General Medical Center)	A+/A2	2,320,000	2,556,663

MAINE — 0.27%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,596,795
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta and Machias Courthouses)	AA-/Aa3	1,245,000	1,456,874
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta and Machias Courthouses)	AA-/Aa3	1,315,000	1,537,301
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta and Machias Courthouses)	AA-/Aa3	1,175,000	1,373,587
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta and Machias Courthouses)	AA-/Aa3	1,445,000	1,684,986
Maine Health and Higher Educational Facilities Authority, 5.25% due 7/1/2021 (Health and Educational Institution Facilities and Equipment; Insured: Natl-Re)	NR/A1	2,385,000	2,459,316
Maine Health and Higher Educational Facilities Authority, 5.00% due 7/1/2035 pre-refunded 7/1/2015 (Bowdoin College) (State Aid Withholding)	NR/A1	5,175,000	5,587,499

MARYLAND — 0.73%
County Commissioners of Worcester County GO, 4.00% due 8/1/2014 (Consolidated Public Improvements)	AA/Aa2	1,085,000	1,119,102
Howard County GO, 5.00% due 8/15/2015 (Consolidated Public Improvements)	AAA/Aaa	6,000,000	6,518,040
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,289,829
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,008,899
Mayor and City Council of Baltimore COP, 4.00% due 10/1/2013 (Municipal Facilities and Equipment)	A+/Aa3	1,040,000	1,040,104
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,546,948
State of Maryland GO, 4.00% due 8/1/2015 (Public and Educational Facilities)	AAA/Aaa	1,000,000	1,066,990
State of Maryland GO, 5.00% due 8/1/2015 pre-refunded 8/1/2014 (State and Local Government Capital Facilities)	AAA/Aaa	300,000	312,009
Washington Suburban Sanitary District GO, 5.00% due 6/1/2015 (Water and Sewer System Projects)	AAA/Aaa	11,500,000	12,398,380

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MASSACHUSETTS — 1.58%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	$2,540,000	$2,806,421
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,139,620
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,072,910
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,281,128
City of Northampton GO, 5.125% due 10/15/2016 (Insured: Natl-Re)	NR/Aa2	1,735,000	1,833,982
Massachusetts Development Finance Agency, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	1,710,000	1,747,021
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	667,293
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,433,160
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,648,156
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	2,004,606
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,537,543
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,723,250
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA-/A3	3,215,000	3,215,386
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	BBB+/Baa1	2,750,000	2,827,825
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Baa1	2,625,000	2,784,705
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa1	4,290,000	4,771,853
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA-/A3	1,750,000	1,853,460
Massachusetts School Building Authority, 5.00% due 8/15/2027 pre-refunded 8/15/2015 (SMART Fund; Insured: Natl-Re)	AA+/Aa2	9,350,000	10,160,458
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA-/Aa2	25,000,000	27,167,000
The Commonwealth of Massachusetts, 5.00% due 12/15/2014 (Federal Highway Grant Anticipation Trust Fund; Insured: AGM)	AAA/Aa1	2,325,000	2,457,688
The Commonwealth of Massachusetts GO, 5.00% due 9/1/2014 (North Transportation Improvements Association)	AA+/Aa1	1,000,000	1,043,910
Town of Pembroke GO, 4.50% due 8/1/2014 (Educational Facilities; Insured: Natl-Re)	NR/Aa3	1,045,000	1,081,251

MICHIGAN — 4.88%
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,073,253
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA-/NR	1,305,000	1,400,696
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA-/NR	1,935,000	2,076,294
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA-/NR	1,000,000	1,066,960
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown
Development; Insured: AMBAC)	AA-/Aa3	3,200,000	3,506,272
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: AGM)	AA-/A2	2,060,000	2,090,612
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	2,000,000	2,014,120
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	A/Baa1	6,000,000	6,060,420
City of Detroit, 5.00% due 7/1/2015 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	3,000,000	3,016,770
City of Detroit, 5.50% due 7/1/2015 (Sewage Disposal System; Insured: AGM)	AA-/A2	3,920,000	3,980,250
City of Detroit, 6.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	A/Baa1	3,390,000	3,456,749
City of Detroit, 6.50% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	A/Baa1	1,900,000	1,928,462
City of Detroit, 5.00% due 7/1/2016 (Water Supply System; Insured: AGM)	AA-/A2	2,750,000	2,779,370
City of Detroit, 5.50% due 7/1/2016 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	375,000	379,455
City of Detroit, 5.50% due 7/1/2017 (Sewage Disposal System; Insured: AGM)	AA-/A2	825,000	837,029
City of Detroit, 5.50% due 7/1/2018 (Sewage Disposal System; Insured: AGM)	AA-/A2	3,000,000	3,035,070
City of Detroit, 5.25% due 7/1/2019 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	3,900,000	3,903,744

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re)	A/Baa1	$2,955,000	$2,925,450
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	3,415,000	3,414,932
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	4,305,000	4,304,914
City of Detroit, 5.25% due 7/1/2022 (Sewage Disposal System; Insured: AGM)	AA-/A2	4,000,000	4,010,800
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	A/Baa1	3,890,000	4,207,113
[b] County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	644,286
[b] County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	664,578
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	1,095,000	1,096,456
Forest Hills Public Schools GO, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa1	7,490,000	7,890,415
Fraser Public School District GO, 5.00% due 5/1/2021 (School Building & Site; Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,049,910
Grand Blanc Community Schools GO, 5.00% due 5/1/2022 pre-refunded 5/1/2014 (Genesee & Oakland Counties School Building and Site; Insured: AGM/Q-SBLF)	AA-/Aa2	555,000	570,573
Grand Rapids Public Schools GO, 5.00% due 5/1/2024 pre-refunded 5/1/2014 (Kent County School Building and Site; Insured: Natl-Re)	AA-/NR	400,000	411,224
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,818,766
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,978,778
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	2,013,805
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/A2	1,520,000	1,720,032
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/A2	2,500,000	2,829,000
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,984,441
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,641,870
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	5,950,746
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,073,020
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,066,960
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,058,830
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A1	800,000	848,640
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A1	900,000	1,006,020
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,460,000	1,603,533
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,530,000	1,671,632
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,610,000	1,754,530
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,690,000	1,835,644
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	505,000	545,112
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,231,493
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A2	2,500,000	2,664,625
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A2	2,300,000	2,489,290
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,316,475
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,530,000	3,940,468
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,664,025
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A2	1,530,000	1,717,654
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,095,260
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A2	3,500,000	3,963,820
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,384,200
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,156,600
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	13,598,621
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,047,100

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	$2,285,000	$2,332,048
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,833,627
Michigan Strategic Fund, 2.80% due 12/1/2013 (Waste Management, Inc.)	BBB/NR	2,850,000	2,853,363
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	2,000,000	2,227,000
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	2,550,000	2,810,584
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	4,025,000	4,397,353
Michigan Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co. Exempt Facilities Project)	A/A1	7,500,000	7,796,775
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/A1	5,160,000	5,702,935
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa2	1,500,000	1,609,530
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,070,940
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,127,850
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,217,506
Royal Oak Hospital Finance Authority, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,047,500
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,510,409
School District of the City of Dearborn GO, 4.00% due 5/1/2014 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	800,000	815,416
School District of the City of Dearborn GO, 3.00% due 5/1/2015 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	435,000	451,343
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	445,000	462,920
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	350,000	373,436
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	570,000	603,533
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	535,000	563,216
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	625,000	651,994
School District of the City of Detroit GO, 5.00% due 5/1/2014 (Wayne County School Building & Site; Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,027,640
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,422,948
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,401,480
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,305,520
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,071,710
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,219,280
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,462,227
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,551,177
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa3	1,000,000	1,130,240
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities; Insured: AMBAC)	A+/Aa3	6,000,000	6,508,380

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program)	A+/Aa3	$4,000,000	$4,338,920
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa3	6,305,000	6,992,623
State Building Authority of the State of Michigan, 5.50% due 10/15/2017 (Various Correctional Institution, Higher Education and Other State Facilities)	A+/Aa3	4,150,000	4,738,470
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,136,430
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,133,560
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa3	3,000,000	3,382,200
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa3	7,715,000	8,675,980
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	1,725,000	1,850,959
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA/NR	9,925,000	10,629,079
Warren Consolidated School District GO, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,044,460
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,110,897
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,124,790
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,127,850
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,130,240
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	A/A2	1,000,000	1,120,850
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,712,457
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,202,232
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,993,354
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,064,095
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,589,228
Western Townships Utilities Authority GO, 4.00% due 1/1/2014 (Sewage Disposal System)	AA/NR	1,000,000	1,008,820
Western Townships Utilities Authority GO, 5.00% due 1/1/2015 (Sewage Disposal System)	AA/NR	1,870,000	1,969,858
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,814,505
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,668,060
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,691,685

MINNESOTA — 1.44%
City of St. Cloud, 5.00% due 5/1/2015 (CentraCare Health System)	NR/A1	1,000,000	1,068,140
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,376,875
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,292,592
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,127,600
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,544,482
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	4,000,167
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,804,547
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A-/A2	1,070,000	1,134,350
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 5.25% due 12/1/2013 (Group Health Plan, Inc.)	A-/A2	2,200,000	2,218,656
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 6.00% due 12/1/2019 (Group Health Plan, Inc.)	A-/A2	1,000,000	1,009,140
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,312,771
Eden Prairie ISD No. 272 GO, 4.00% due 2/1/2015 (Minnesota School District Credit Enhancement Program)	NR/Aa1	7,170,000	7,526,707
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,164,870

Certified Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	$8,005,000	$8,986,093
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: AGM)	AA-/NR	3,460,000	3,504,323
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA-/NR	1,335,000	1,409,947
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA-/NR	2,500,000	2,787,000
Minnesota Public Facilities Authority PCR, 5.25% due 3/1/2015	AAA/Aaa	1,000,000	1,070,660
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,744,250
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	4,034,100
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,678,937
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,357,849
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,332,640
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,135,902
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,127,207
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,453,850
Robbinsdale ISD No. 281 GO, 4.00% due 2/1/2014 (Minnesota School District Credit Enhancement)	AA+/NR	315,000	318,982
St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,393,012
St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,222,156
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	10,000,000	10,852,800

MISSISSIPPI — 0.49%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,500,000	1,617,420
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,895,724
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,833,450
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,452,526
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,559,347
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,742,145
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,161,430
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,899,550
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,319,640
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,160,270
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,160,270
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,728,960
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,152,640
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,607,024
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,080,000	1,141,214

MISSOURI — 1.73%
Bolivar R-I School District of Polk County GO, 5.25% due 3/1/2022 pre-refunded 3/1/2014 (Educational Facilities) (State Aid Withholding)	AA+/NR	500,000	510,640
Bolivar R-I School District of Polk County GO, 5.25% due 3/1/2023 pre-refunded 3/1/2014 (Educational Facilities) (State Aid Withholding)	AA+/NR	500,000	510,640
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,443,354

42    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cass County COP, 4.00% due 5/1/2015	A/NR	$1,000,000	$1,043,860
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,414,564
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,384,389
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,538,476
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,934,660
City of Lee’s Summit GO, 3.00% due 4/1/2015	NR/Aa1	1,275,000	1,325,898
City of Springfield, 5.00% due 8/1/2014 (Southwest Power Station; Insured: Natl-Re)	AA+/Aa3	1,000,000	1,038,710
Curators of the University of Missouri, 3.00% due 11/1/2013 (Higher Education Facilities)	AA+/Aa1	300,000	300,738
Jackson County, 4.00% due 12/1/2013 (Parking Facility Projects)	NR/Aa3	300,000	301,827
Jackson County, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,685,728
Jackson County, 5.00% due 12/1/2014 (Truman Sports Complex; Insured: AMBAC)	A+/Aa3	7,900,000	8,315,777
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	543,590
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	549,100
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	544,405
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,072,310
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,535,000	1,559,330
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Downtown Redevelopment District)	AA-/A1	2,000,000	2,270,340
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA-/A1	1,000,000	1,130,940
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	7,809,920
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	3,711,506
Missouri Development Finance Board, 4.00% due 6/1/2014 (City of Independence Electric System Projects)	A/NR	3,930,000	4,017,325
Missouri Development Finance Board, 4.00% due 6/1/2015 (City of Independence Electric System Projects)	A/NR	1,000,000	1,048,360
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,669,434
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,697,233
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,915,397
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,070,220
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	2,011,316
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,341,899
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,122,130
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,590,025
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,296,028
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,269,797
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,819,665
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,111,200
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,126,720

Certified Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	$1,000,000	$1,111,150
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,603,140
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,254,029
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,231,380
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,732,288
Southeast Missouri State University, 4.00% due 4/1/2014 (City of Cape Girardeau Campus System Facilities)	A/NR	575,000	585,528
Southeast Missouri State University, 4.00% due 4/1/2015 (City of Cape Girardeau Campus System Facilities)	A/NR	600,000	631,038
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	825,292
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,328,578
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,253,807
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,784,349
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,771,072
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,255,917
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,597,264
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,016,040
St. Louis Municipal Finance Corp., 4.00% due 2/15/2014 (City Justice Center)	A/A1	1,000,000	1,013,720
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,318,525
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,244,448
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,212,280
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,313,572

NEBRASKA — 0.24%
Douglas County School District No. 17 GO, 4.00% due 6/15/2017 (Millard Public Schools)	AA/Aa1	1,750,000	1,779,978
Lincoln County School District No. 0001 GO, 2.00% due 12/15/2013 (North Platte Public Schools)	AA-/NR	770,000	772,325
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	10,797,882
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	2,064,619

NEVADA — 1.51%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,048,210
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,245,000	1,328,266
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,111,340
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,109,800
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,661,557
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,391,920
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,799,359
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,499,520
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,156,037
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,540,983
City of Las Vegas Special Improvement District 707, 5.40% due 6/1/2014 (Summerlin Area Public Improvements; Insured: AGM)	AA-/A2	1,335,000	1,346,548
City of Reno, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA-/A2	1,000,000	1,029,870

44    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA-/A2	$1,100,000	$1,211,573
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA-/A2	1,000,000	1,140,440
City of Reno GO, 5.00% due 6/1/2018 pre-refunded 6/1/2014 (City Street Projects)	A-/A1	1,315,000	1,357,133
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,204,120
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,310,000	1,462,248
Clark County GO, 5.00% due 3/1/2019 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA+/Aa1	1,850,000	1,964,663
Clark County GO, 5.00% due 3/1/2020 (University Medical Center of Southern Nevada; Insured: Natl-Re)	AA+/Aa1	2,130,000	2,261,080
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,685,000	1,790,633
Clark County School District GO, 5.00% due 6/15/2015 pre-refunded 12/15/2013 (Insured: Natl-Re)	AA-/A1	1,000,000	1,010,060
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,482,510
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,474,120
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,774,068
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,845,000	5,206,728
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,424,080
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa2	1,000,000	1,109,390
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,193,524
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,159,220
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	4,951,926
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	5,912,053
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	5,826,000
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	1,000,000	1,016,220
[a] State of Nevada GO, 5.00% due 2/1/2017 pre-refunded 2/1/2015 (Cultural Affairs and Capital Improvement)	AA/Aa2	700,000	744,009
State of Nevada GO, 5.00% due 12/1/2021 (Municipal Bond Bank Project Nos. R-9A through R-13F; Insured: AGM)	AA/Aa2	1,095,000	1,167,971
University and Community College System of Nevada, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (Reno Campus Library Facility; Insured: AGM)	AA-/Aa2	370,000	399,763
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,958,383
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,843,550

NEW HAMPSHIRE — 0.48%
County of Belknap GO, 1.00% due 12/30/2013	NR/NR	4,470,000	4,477,107
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	1,365,000	1,399,262
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern New Hampshire Health Systems)	A-/NR	1,260,000	1,388,999
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern New Hampshire Health Systems)	A-/NR	1,000,000	1,121,300
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	A+/A1	2,985,000	3,337,917
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	A+/A1	3,130,000	3,588,576
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA/Aa3	1,000,000	1,185,130
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA/Aa3	2,770,000	3,288,128
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	3,000,000	3,294,390
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,732,829
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,481,312
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,162,350
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,466,577
State of New Hampshire, 5.00% due 9/1/2015 (I-93 Salem to Manchester Project)	AA/Aa3	825,000	895,925

Certified Annual Report    45

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEW JERSEY — 1.83%
Burlington County Bridge Commission, 2.00% due 12/1/2014 (County Governmental Loan Program)	AA/Aa2	$2,140,000	$2,181,880
Burlington County Bridge Commission, 3.00% due 12/1/2015 (County Governmental Loan Program)	AA/Aa2	1,245,000	1,312,242
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,069,300
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,165,400
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	2,941,047
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,214,130
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,366,709
City of Paterson, 4.25% due 6/15/2015 (City Capital Projects; Insured: AGM) (State Aid Withholding) (ETM)	NR/A1	1,275,000	1,359,979
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A1	950,000	1,002,269
County of Bergen GO, 3.25% due 11/1/2014 (General Improvement, Special Services, Vocational School Projects)	NR/Aaa	920,000	949,918
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	543,120
County of Hudson COP, 7.00% due 12/1/2013 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	A/Baa1	710,000	717,306
County of Hudson COP, 6.25% due 12/1/2014 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	A/Baa1	1,500,000	1,588,485
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	A/Baa1	550,000	624,547
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,662,579
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	BBB/NR	2,000,000	1,992,440
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	3,000,000	3,134,160
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	2,000,000	2,144,720
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	3,155,000	3,469,364
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	4,065,000	4,521,947
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	2,000,000	2,240,600
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	4,390,000	4,918,556
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA-/Aa3	2,020,000	2,348,654
Middlesex County Improvement Authority, 5.00% due 9/15/2015 (Parks, Open Space, Playgrounds for Public Recreation)	AAA/Aa2	500,000	544,700
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,087,870
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,019,250
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,950,000	12,330,247
New Jersey EDA, 5.00% due 9/1/2018 (School Facilities Construction; Insured: Natl-Re)	A+/A1	3,000,000	3,228,330
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,525,000	6,528,561
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A+/A1	500,000	575,980
New Jersey EDA, 6.375% due 4/1/2031 pre-refunded 5/15/2014 (Metromall Urban Renewal, Inc.-Kapkowski Road Landfill)	NR/Aaa	300,000	311,550
New Jersey Educational Facilities Authority, 5.00% due 7/1/2028 pre-refunded 7/1/2014 (Princeton University)	AAA/Aaa	500,000	518,005

46    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2014 (St. Peter’s University Hospital)	BB+/Ba1	$3,575,000	$3,609,535
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2015 (St. Peter’s University Hospital)	BB+/Ba1	3,520,000	3,581,776
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,153,964
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,386,550
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,459,137
New Jersey Transit Corporation COP, 5.00% due 9/15/2019 (Multi-Level Rail Cars and Parts; Insured: Natl-Re)	A/A2	975,000	1,045,298
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019	A+/A1	1,000,000	1,150,950
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 pre-refunded 6/15/2015 (State Transportation System; Insured: AGM)	AA+/A1	1,450,000	1,564,637
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020	A+/A1	1,000,000	1,153,420
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021	A+/A1	2,360,000	2,710,295
New Jersey Turnpike Authority, 6.00% due 1/1/2014 (Turnpike System Capital Program; Insured: Natl-Re) (ETM)	A+/NR	1,825,000	1,851,736
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	A/Baa1	2,585,000	2,818,865
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,411,453
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,356,760
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,300,164
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,178,630
State University of New Jersey GO, 4.00% due 5/1/2014 (Rutgers Campus Facility Projects)	AA-/Aa3	1,000,000	1,022,890
Township of Plainsboro GO, 4.00% due 5/1/2015 (General Improvement)	NR/Aa1	1,000,000	1,054,740
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,325,510

NEW MEXICO — 1.19%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2016 (San Juan- Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	1,800,000	1,937,214
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 (Educational Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,653,265
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa2	3,000,000	2,956,680
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,626,334
Gadsden ISD No. 16 GO, 2.00% due 8/15/2014 (Dona Ana & Otero Counties School Facilities) (State Aid Withholding)	NR/Aa1	3,025,000	3,072,795
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,664,125
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,732,852
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,587,347
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,648,540
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,814,400
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,473,520
New Mexico Finance Authority, 3.00% due 6/15/2015 (State Highway Infrastructure Projects)	AAA/Aa1	900,000	940,239
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa2	3,095,000	3,649,779
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa2	1,845,000	2,178,207
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa2	1,250,000	1,477,588
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,715,000	1,768,525
Santa Fe Public School District GO, 3.00% due 8/1/2015 (District School Building and Renovation Program) (State Aid Withholding)	AA/Aa1	1,000,000	1,047,190
State of New Mexico, 5.00% due 7/1/2014 (Statewide Capital Project Funding)	AA/Aa1	7,435,000	7,704,445

Certified Annual Report    47

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of New Mexico, 5.00% due 7/1/2015 (Statewide Capital Project Funding)	AA/Aa1	$8,200,000	$8,865,676
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	11,478,220
University of New Mexico, 5.00% due 7/1/2014 (University of New Mexico Hospital; Insured: AGM/FHA)	AA-/A2	1,000,000	1,032,600

NEW YORK — 8.31%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA-/A2	2,035,000	2,193,466
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA-/Aa2	1,600,000	1,681,072
City of New York GO, 3.00% due 8/1/2014	AA/Aa2	20,480,000	20,954,317
City of New York GO, 5.00% due 8/1/2014	AA/Aa2	1,000,000	1,039,860
City of New York GO, 5.00% due 8/1/2017	AA/Aa2	1,000,000	1,081,210
City of New York GO, 0.07% due 8/1/2021 put 10/1/2013 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	500,000	500,000
City of New York GO, 5.00% due 8/1/2021	AA/Aa2	3,000,000	3,511,260
City of New York GO, 5.00% due 8/1/2022	AA/Aa2	3,000,000	3,517,860
City of New York GO, 5.00% due 4/1/2023 pre-refunded 4/1/2015	NR/NR	6,090,000	6,518,371
City School District of the City of Rome GO, 5.00% due 6/15/2017 (Insured: Natl-Re) (State Aid Withholding)	NR/A1	1,635,000	1,747,930
Cold Spring Harbor Central School District GO, 4.00% due 2/1/2014 (State Aid Withholding)	AAA/NR	500,000	506,310
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District) (ETM)	NR/NR	1,395,000	1,498,049
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	1,605,000	1,720,046
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,552,620
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	4,705,000	5,210,693
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,245,049
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,753,800
Metropolitan Transportation Authority, 5.00% due 11/15/2020	A/A2	12,955,000	14,969,762
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,356,580
Metropolitan Transportation Authority, 5.00% due 11/15/2021	A/A2	24,325,000	28,005,859
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,575,879
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,143,022
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,180,420
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,403,426
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,932,050
Nassau County Interim Finance Authority, 5.00% due 11/15/2013 (General Improvements; Insured: AMBAC)	AAA/Aa1	470,000	472,853
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,095,982
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,936,514
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,463,000
New York City Housing Development Corp., 0.90% due 11/1/2014 (Multi-Family Housing)	AA/Aa2	1,400,000	1,404,438
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA/Aa2	1,820,000	1,819,854
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (School Financing Act) (State Aid Withholding)	AA-/Aa3	2,000,000	2,059,560
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	12,000,000	12,385,320
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	10,595,000	11,150,072
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Capital Projects)	AAA/Aa1	2,275,000	2,394,187
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (World Trade Center Recovery Costs) (State Aid Withholding)	AAA/Aaa	2,000,000	2,104,780
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects)	AAA/Aa1	5,000,000	5,482,000
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA-/Aa3	3,155,000	3,534,357

48    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	$5,000,000	$5,669,950
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects)	AAA/Aa1	12,680,000	14,378,993
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (World Trade Center Recovery Costs)	AAA/Aa1	1,000,000	1,091,660
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA-/Aa3	4,865,000	5,585,263
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,500,000	1,757,310
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	11,730,000	13,742,164
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	3,075,000	3,602,486
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	1,645,000	1,927,183
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	12,725,000	14,907,847
[a] New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects)	AAA/Aa1	2,000,000	2,343,080
New York City Transitional Finance Authority, 0.09% due 8/1/2031 put 10/1/2013 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	32,350,000	32,350,000
New York State Dormitory Authority, 3.00% due 10/1/2013 (School Districts Financing Program) (State Aid Withholding)	A+/NR	750,000	750,060
New York State Dormitory Authority, 5.00% due 11/1/2013 (AIDS Long-Term Healthcare Facilities; Insured: SONYMA)	NR/Aa1	1,535,000	1,541,140
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/A2	2,980,000	3,035,160
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities) (ETM)	NR/NR	10,000	10,235
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities)	AA-/NR	2,630,000	2,692,910
New York State Dormitory Authority, 5.00% due 11/1/2014 (AIDS Long-Term Health Care Facilities; Insured: SONYMA)	NR/Aa1	500,000	501,980
New York State Dormitory Authority, 5.25% due 5/15/2015 (State University of New York Educational Facilities; Insured: Natl-Re/IBC)	A/Aa3	10,000,000	10,425,600
New York State Dormitory Authority, 5.25% due 8/15/2015 (Presbyterian Hospital; Insured: AGM/FHA)	AA-/A2	4,715,000	4,907,089
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA-/NR	5,000,000	5,747,800
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,945,000	5,640,168
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing Program; Insured: Natl-Re) (State Aid Withholding)	A+/A2	30,000	30,130
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA-/NR	5,280,000	6,181,507
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,938,384
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	374,286
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,500,000	2,890,825
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,596,326
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,913,952
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	710,028
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA-/Aa3	6,975,000	7,194,364
New York State Dormitory Authority, 5.25% due 7/1/2019 pre-refunded 7/1/2014 (FIT Student Housing Corp.)	NR/Baa1	750,000	777,773
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,100,000	2,443,392

Certified Annual Report    49

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	$1,585,000	$1,823,907
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,077,510
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/NR	60,000,000	71,065,800
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,165,500
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,000,000	1,153,090
New York State Dormitory Authority, 5.00% due 8/15/2020 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	2,105,000	2,229,763
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	2,100,000	2,454,417
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,154,820
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,243,337
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	524,619
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A2	1,250,000	1,458,375
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	863,355
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	350,445
New York State Dormitory Authority, 5.00% due 2/15/2023 (Mental Health Services Facilities; Insured: Natl-Re) (State Aid Withholding)	AA-/Baa1	2,000,000	2,116,820
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A3	2,000,000	2,280,640
New York State Dormitory Authority, 5.25% due 2/15/2031 pre-refunded 8/15/2014 (Presbyterian Hospital; Insured: FSA/FHA)	AA+/Aa1	9,840,000	10,271,090
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	5,000,000	5,101,750
New York State Environmental Facilities Corp., 4.00% due 11/15/2017 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,095,000	2,202,180
New York State Environmental Facilities Corp., 4.00% due 11/15/2018 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,170,000	2,262,203
New York State Housing Finance Agency, 0.75% due 5/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,000,000	1,998,660
New York State Housing Finance Agency, 0.80% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	1,700,000	1,698,810
New York State Housing Finance Agency, 0.875% due 11/1/2015 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	3,100,000	3,097,520
New York State Housing Finance Agency, 0.95% due 5/1/2016 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,700,000	2,700,945
New York State Thruway Authority, 4.00% due 3/15/2015 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/NR	2,000,000	2,109,520
New York State Thruway Authority, 5.00% due 4/1/2017 (State Multi-Year Highway & Bridge Capital Program; Insured: Natl-Re)	AA/Baa1	2,600,000	2,829,320
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A+/A1	2,000,000	2,322,860
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A+/A1	2,500,000	2,912,125

50    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A+/A1	$3,000,000	$3,471,240
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	A/Baa1	1,000,000	1,066,140
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA-/Aa3	4,725,000	5,436,632
Port Authority of New York and New Jersey GO, 5.00% due 12/1/2019 (Port Authority Facilities Capital Projects; Insured: AGM)	AA-/Aa3	1,000,000	1,082,500
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,620,000
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,568,100
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,471,450
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,446,704
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	AA-/NR	5,000,000	5,158,800
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA-/NR	3,725,000	4,286,320
Triborough Bridge and Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,069,723
Trust for Cultural Resources of the City of New York, 5.00% due 2/1/2034 pre-refunded 2/1/2014 (Wildlife Conservation Society; Insured: Natl-Re)	AA-/Aa3	750,000	762,008
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,783,554
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,399,360
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,545,640

NORTH CAROLINA — 2.11%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,731,845
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,092,250
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,109,010
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas HealthCare System)	AA-/Aa3	3,520,000	3,840,742
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,237,140
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	660,396
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,604,171
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	903,829
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,605,394
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,211,161
County of Dare, 2.00% due 6/1/2014 (Educational Facility Capital Projects)	AA-/Aa3	360,000	364,118
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	541,800
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	440,660
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	470,012
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	551,820
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	841,324
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,432,944
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	529,068
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	800,555
County of Mecklenburg GO, 4.00% due 8/1/2015	AAA/Aaa	3,135,000	3,345,014
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	578,450
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,227,615
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	576,345
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,240,387
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	628,601
[a] County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	457,164
County of Wake, 5.00% due 6/1/2015 (Hammond Road Detention Center)	AA+/Aa1	1,135,000	1,220,488
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,862,690
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,847,900
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,072,164
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA-/A3	3,105,000	3,534,763
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	5,742,050

Certified Annual Report    51

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	$4,715,000	$5,425,692
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	2,400,000	2,438,808
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,120,000	3,535,771
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	15,000,000	16,513,050
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	4,500,000	5,177,115
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	1,550,000	1,701,652
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	1,000,000	1,155,750
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,085,540
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	5,000,000	5,080,850
State of North Carolina, 4.00% due 11/1/2014 (State Capital Projects and Correctional Facilities)	AA+/Aa1	2,000,000	2,082,340
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	27,870,865
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A/A3	640,000	681,197
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A/A3	645,000	692,414
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A/A3	815,000	904,886
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A/A3	945,000	1,048,496

NORTH DAKOTA — 0.07%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA-/A2	2,445,000	2,637,959
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	A+/NR	1,460,000	1,606,190

OHIO — 3.80%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,122,820
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,776,300
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,077,600
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,277,425
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,388,875
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,126,361
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,480,765
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,134,670
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,465,000	1,744,786
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,792,837
City of Akron COP, 5.00% due 12/1/2013 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	3,000,000	3,022,770
City of Akron COP, 5.00% due 12/1/2014 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	2,000,000	2,100,400
City of Akron GO, 5.00% due 12/1/2018 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	2,425,000	2,645,699
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,959,941
City of Cleveland, 5.00% due 5/15/2014 (Police & Firemen’s Disability and Pension Fund)	AA/NR	1,000,000	1,029,400
City of Cleveland, 2.00% due 10/1/2014 (Public Facilities)	AA/A1	855,000	868,723
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	890,000	939,938
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	548,255
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	655,830
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	568,386
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	587,719
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	628,053
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	653,192
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,033,257

52    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	$600,000	$685,032
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,316,631
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	718,162
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,455,640
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,477,917
City of Columbus GO, 5.00% due 7/1/2014	AAA/Aaa	1,000,000	1,036,320
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,360,638
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,626,549
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,330,840
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,321,500
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,785,728
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,009,927
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA-/A2	965,000	1,172,504
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA-/A2	2,035,000	2,330,462
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,149,960
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	808,577
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,151,690
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,291,780
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,327,040
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,358,509
County of Clermont, 2.00% due 8/1/2016 (Water System )	NR/Aa3	1,855,000	1,902,432
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,533,529
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,435,000	3,702,930
County of Montgomery, 6.00% due 11/15/2028 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,030,000	2,160,915
County of Montgomery, 6.25% due 11/15/2039 pre-refunded 11/15/2014 (Miami Valley Hospital)	NR/Aa3	2,250,000	2,401,425
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,110,720
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,070,410
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A1	1,625,000	1,816,669
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,090,700
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA-/Aa3	1,000,000	1,155,340
Miami University, 5.50% due 12/1/2013 (Higher Education Facility Projects; Insured: AMBAC)	A+/Aa3	1,150,000	1,160,373
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA-/Aa3	2,500,000	2,514,900
Northwestern Water & Sewer District, 5.10% due 12/1/2018 pre-refunded 12/1/2013 (Jerry City, Elmwood Water Line Project)	NR/Aa3	315,000	317,605
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,471,800
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,206,000
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	7,200,000	7,251,696
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/Baa1	4,800,000	4,883,136
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re)	AA/Aa2	4,600,000	5,014,368
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,949,288
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,072,791
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	24,400,000	24,575,192
Ohio Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	5,902,490
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,686,493
RiverSouth Authority, 5.00% due 12/1/2016 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,584,466
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,878,425

Certified Annual Report    53

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	$1,000,000	$1,114,230
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,111,910
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,437,591
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,173,270
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,918,450
State of Ohio GO, 4.00% due 10/1/2014 (Revitalization Project) (ETM)	AA-/NR	2,075,000	2,152,231
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	5,000,000	5,425,450
State of Ohio GO, 5.00% due 8/1/2015 (Higher Education Facility Projects)	AA+/Aa1	6,010,000	6,521,391
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	5,003,572
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,913,315
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA-/A1	3,415,000	3,899,520
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,045,810
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,523,275
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,628,385
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,705,711
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,768,806
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,836,583
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,866,582
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,910,232
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,776,364

OKLAHOMA — 1.52%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,520,022
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	2,969,195
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,510,161
City of Tulsa GO, 2.50% due 3/1/2014 (City Capital Improvements)	AA/Aa1	2,715,000	2,740,901
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa2	3,630,000	3,698,171
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,412,695
Oklahoma County Finance Authority, 3.00% due 9/1/2015 (Western Heights Public Schools)	A+/NR	375,000	389,198
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,310,530
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,593,177
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	270,300
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,410,122
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,261,520
Oklahoma County ISD No. 1, 3.00% due 1/1/2014	A+/NR	2,880,000	2,900,131
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,116,891
Oklahoma DFA, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	4,942,569
Oklahoma DFA, 5.00% due 8/15/2018 (Integris Health)	AA-/Aa3	500,000	570,185
Oklahoma DFA, 0.07% due 8/15/2033 put 10/1/2013 (Integris Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa3	34,315,000	34,315,000
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	A/A2	4,005,000	4,051,899
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,281,162
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,214,202
Tulsa County Industrial Authority, 5.00% due 12/15/2013 (Tulsa Heart Hospital of Saint Francis)	AA+/Aa2	500,000	504,565

54    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	$1,585,000	$1,766,372
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	9,618,628
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2015 (Broken Arrow School District)	AA/NR	2,000,000	2,050,340
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,781,839
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,553,231

OREGON — 0.18%
Clackamas County, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health System)	A+/A2	6,465,000	6,662,312
Oregon Facilities Authority, 5.00% due 3/15/2015 (Legacy Health System)	A+/A2	1,635,000	1,733,361
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health System)	A+/A2	1,000,000	1,091,260
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	A+/A2	1,100,000	1,220,494
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,052,420

PENNSYLVANIA — 3.40%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,039,040
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,389,013
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,520,900
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,032,221
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,403,320
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,137,950
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,775,810
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,798,788
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,421,405
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	465,000	472,719
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA-/NR	1,475,000	1,566,597
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA-/NR	1,335,000	1,302,880
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A1	470,000	481,520
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A1	2,600,000	2,725,190
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A1	2,680,000	2,767,797
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,065,921
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA-/A1	5,570,000	6,343,562
City of Philadelphia, 5.00% due 7/1/2022 (Water and Wastewater System; Insured: AGM)	AA-/A1	1,155,000	1,217,439
City of Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA-/A2	7,280,000	7,539,532
City of Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA-/A2	3,000,000	3,116,580
City of Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,925,000	2,002,616
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA-/A2	3,315,000	3,433,213
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA-/A2	1,395,000	1,550,361
City of Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	A/A1	460,000	473,588
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA-/A1	3,030,000	3,384,358
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA-/A1	2,210,000	2,449,299
City of Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA-/A1	3,240,000	3,572,392
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022	AA/Aa2	575,000	641,407
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A-/NR	1,390,000	1,522,648
County of Allegheny GO, 5.00% due 11/1/2019 (Insured: Natl-Re)	A+/A1	1,260,000	1,316,209
County of Lehigh GO, 4.00% due 11/15/2014	NR/Aa1	3,190,000	3,325,511

Certified Annual Report    55

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	$3,590,000	$3,907,248
Economy Borough Municipal Authority, 3.00% due 12/15/2014 (Beaver County Sewer System; Insured: BAM)	AA/NR	330,000	339,699
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	533,709
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	454,967
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	659,444
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,260,311
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.06% due 7/1/2025 put 10/1/2013 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	980,000	980,000
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,735,208
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,411,300
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,104,590
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,115,660
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,126,970
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	528,375
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,240,209
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,198,701
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA-/A1	1,835,000	2,001,012
Pennsylvania Economic Development Financing Authority, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	11,193,600
Pennsylvania Economic Development Financing Authority, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	7,960,722
Pennsylvania Economic Development Financing Authority, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	BBB/NR	2,000,000	1,991,520
Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,415,380
Pennsylvania Higher Education Assistance Agency, 0.35% due 12/15/2013 (Agency Headquarters Office Building)	AA/NR	500,000	500,125
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 pre-refunded 6/1/2014 (Philadelphia University)	BBB/Baa2	985,000	1,015,949
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,444,760
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,848,017
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,772,531
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,181,748
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	685,000	707,927
Philadelphia Municipal Authority, 5.25% due 11/15/2017 (Insured: AGM)	AA-/A2	2,100,000	2,113,041
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,653,300
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,144,195
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa3	2,270,000	2,487,352
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	18,410,000	20,783,233
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	4,210,000	4,752,711

56    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa3	$2,265,000	$2,563,595
Plum Borough School District GO, 2.00% due 9/15/2014 (Insured: BAM) (State Aid Withholding)	AA/NR	1,000,000	1,013,740
Plum Borough School District GO, 2.00% due 9/15/2015 (Insured: BAM) (State Aid Withholding)	AA/NR	850,000	870,460
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	791,280
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	254,635
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	813,867
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	427,253
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	432,730
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,320,102
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,590,533
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,744,065
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,624,080
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,704,464
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	535,852
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,116,308
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA-/Aa3	4,000,000	4,501,320
School District of the City of Erie GO, 0% due 5/1/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	A/Baa1	1,100,000	1,098,372
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA-/NR	500,000	508,550
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA-/NR	1,000,000	1,008,690
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA-/NR	625,000	616,894
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA-/NR	1,185,000	1,207,124
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding)	AA-/A2	2,210,000	2,348,456
York County Solid Waste & Refuse Authority, 5.50% due 12/1/2013 (Insured: Natl-Re)	AA/A2	6,750,000	6,808,927

RHODE ISLAND — 1.81%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	1,009,174
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,461,900
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,534,338
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,349,520

Certified Annual Report    57

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	$2,280,000	$2,684,654
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,810,138
Rhode Island Convention Center Authority, 5.25% due 5/15/2015 (Convention Center and Parking Projects; Insured: Natl-Re)	A/Baa1	765,000	784,240
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,365,000	6,137,828
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,382,158
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,782,158
Rhode Island Convention Center Authority, 5.00% due 5/15/2021 (Convention Center and Parking Projects; Insured: AGM)	AA-/Aa3	2,000,000	2,116,020
Rhode Island Economic Development Corp., 5.00% due 6/15/2014 (RIDOT Transit Improvements; Insured: AGM)	AA-/Aa3	2,000,000	2,007,940
Rhode Island Health & Educational Building Corp., 4.00% due 9/15/2015 (University of Rhode Island Auxiliary Enterprise)	A+/A1	500,000	531,335
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	865,365
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,589,798
State of Rhode Island and Providence Plantations, 5.00% due 10/1/2014 (Department of Children, Youth, and Families; Insured: MBIA) (ETM)	AA-/Aa3	1,000,000	1,047,230
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2015 (Shepard’s Building; Insured: AGM)	AA-/Aa3	800,000	867,624
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	688,986
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,808,588
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,616,691
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,582,171
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,061,407
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,294,580
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,312,738
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,145,226
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,404,689
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	1,936,232
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,703,430
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,822,950
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,772,913
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,331,616

58    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	$16,535,000	$19,297,668
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,098,120
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,461,747
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,089,910

SOUTH CAROLINA — 0.64%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,725,781
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,148,217
Greenville County School District, 5.25% due 12/1/2015 pre-refunded 12/1/2013 (Building Equity Sooner for Tomorrow)	AA/Aa2	1,000,000	1,008,470
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,993,990
Greenwood County, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: AGM)	AA-/A1	2,000,000	2,000,260
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,103,880
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/A1	1,000,000	1,089,680
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/A1	1,000,000	1,119,190
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1) (ETM)	NR/Aa3	1,000,000	1,098,150
Medical University Hospital Authority, 4.85% due 8/15/2026 pre-refunded 8/15/2014 (Medical Center First Phase Expansion; Insured: Natl-Re/FHA)	A/Baa1	4,100,000	4,261,212
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/Baa1	3,800,000	4,661,574
School District of Beaufort County GO, 5.00% due 3/1/2015 (Educational Capital Improvements; Insured: SCSDE)	AA/Aa1	1,000,000	1,066,630
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2014 (CareAlliance Health Services; Insured: AGM)	AA-/A2	4,000,000	4,138,200
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM)	AA-/A2	3,000,000	3,204,210
State of South Carolina GO, 5.00% due 11/1/2013 (Research University Infrastructure)	AA+/Aaa	700,000	702,919
State of South Carolina GO, 5.00% due 4/1/2015 (Transportation Infrastructure) (State Aid Withholding)	AA+/Aaa	2,070,000	2,216,266

SOUTH DAKOTA — 0.37%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re)	AA/Baa1	2,000,000	2,186,880
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,506,426
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,416,280
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,110,090
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,424,406
[a] South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,244,353
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,523,969
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,454,826
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,141,040
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,696,347
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,145,830
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health Issue)	AA-/A1	1,670,000	1,858,526
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,121,474
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,147,524
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,268,452

Certified Annual Report    59

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TENNESSEE — 0.74%
City of Memphis, 5.00% due 12/1/2014 pre-refunded 12/1/2013 (Memphis Light, Gas & Water Division; Insured: Natl-Re)	AA+/Aa2	$3,050,000	$3,074,858
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	3,200,000	3,353,312
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,790,010
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,619,560
Hallsdale-Powell Utility District, 2.00% due 4/1/2014	AA/NR	1,260,000	1,270,748
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	527,585
Metropolitan Government of Nashville & Davidson County, 6.50% due 12/1/2014 (Water and Sewer Systems) (ETM)	A/Aaa	1,545,000	1,657,553
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa2	3,000,000	3,178,200
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB/Baa3	5,000,000	5,370,850
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa2	11,000,000	12,070,740
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa2	5,000,000	5,501,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa2	1,190,000	1,317,425

TEXAS — 8.27%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM) (ETM)	NR/A2	1,065,000	1,118,740
Amarillo ISD GO, 2.00% due 2/1/2014 (Guaranty: PSF)	AAA/Aaa	1,180,000	1,187,434
Amarillo ISD GO, 3.00% due 2/1/2015 (Guaranty: PSF)	AAA/Aaa	1,110,000	1,150,759
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,718,475
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	A/A1	1,200,000	1,287,240
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	A/Baa1	4,885,000	5,187,528
Brownwood ISD GO, 5.25% due 2/15/2017 (Educational Facilities; Insured: Natl-Re)	NR/A1	1,310,000	1,385,600
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2014 (Roman Catholic Diocese of Austin)	NR/Baa1	890,000	907,711
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa1	1,100,000	1,157,508
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,512,275
Cities of Dallas and Fort Worth, 5.00% due 11/1/2013 (DFW International Airport Development Plan)	A+/A2	1,175,000	1,179,888
Cities of Dallas and Fort Worth, 5.00% due 11/1/2014 (DFW International Airport Development Plan)	A+/A2	1,300,000	1,366,833
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	3,370,000	3,677,007
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,391,260
City of Austin, 5.50% due 11/15/2013 (Electric Utility System; Insured: AMBAC)	AA-/A1	1,000,000	1,006,680
City of Austin, 5.00% due 5/15/2014 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	2,890,000	2,977,076
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,634,578
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,647,630
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,076,102
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,734,450
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,746,890
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,719,816
City of Bryan, 4.00% due 7/1/2014 (Electric System)	A+/A1	1,300,000	1,335,737
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A1	1,150,000	1,239,148
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A1	8,000,000	8,849,760
City of Dallas GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015	AA+/Aa1	3,375,000	3,592,620
City of Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,360,212
City of Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,619,145

60    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	$3,535,000	$3,811,684
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,157,380
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,636,899
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,810,868
City of Houston, 5.00% due 11/15/2013 (Combined Utility System; Insured: AGM)	AA/Aa2	3,000,000	3,018,180
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	2,000,000	2,085,800
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	1,300,000	1,355,770
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,803,944
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,818,992
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,150,570
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA-/A2	3,650,000	2,844,335
City of Houston COP, 6.25% due 12/15/2014 (Water Conveyance System; Insured: AMBAC)	NR/NR	2,850,000	2,996,632
City of Laredo, 5.00% due 3/15/2014 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,835,000	1,872,250
City of Laredo, 5.00% due 3/15/2015 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,930,000	2,043,156
City of Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA/Aa2	2,000,000	2,258,020
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,127,162
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,130,360
City of Richardson GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,053,700
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	23,537,200
City of San Antonio GO, 4.00% due 2/1/2015 (City Public Facility Improvements)	AAA/Aaa	1,000,000	1,050,300
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,680,883
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	A/A3	2,835,000	3,121,420
[b] Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	243,106
[b] Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	342,689
[b] Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	355,037
[b] Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	485,086
[b] Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,161,369
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,616,598
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A2	625,000	704,075
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,655,583
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,866,068
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,295,662
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,407,357
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,150,578
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,261,719
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,396,937
Decatur ISD GO, 3.00% due 8/15/2015 (Wise County; Guaranty: PSF)	AAA/NR	1,710,000	1,794,782
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,223,844
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,221,520
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,516,960
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,601,750
Gulf Coast Waste Disposal Authority, 3.00% due 10/1/2014 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	210,000	215,212
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	500,000	543,060
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	800,000	878,648
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	1,000,000	1,150,120
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	2,000,000	2,302,380

Certified Annual Report    61

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 pre-refunded 10/1/2014 (Bayport Area System; Insured: AMBAC)	A/NR	$2,265,000	$2,371,976
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA-/A2	1,635,000	1,869,475
Harris County Cultural Education Facilities Finance Corp., 0.06% due 9/1/2031 put 10/1/2013 (Texas Medical Center Loan Facility; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	9,185,000	9,185,000
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,450,000	1,586,213
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,365,000	1,583,195
Harris County Cultural Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating and Cooling Services Corp.)	AA/Aa3	1,000,000	1,167,110
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	2,995,000	3,211,089
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	4,000,000	4,368,320
Harris County Health Facilities Development Corp., 5.00% due 11/15/2015 pre-refunded 11/15/2013 (Thermal Energy Corp. (TECO); Insured: Natl-Re)	AA/Aa3	1,500,000	1,508,910
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA-/A1	6,260,000	6,938,146
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank)	A+/A1	1,245,000	1,589,205
Harris County Health Facilities Development Corp., 0.06% due 10/1/2041 put 10/1/2013 (Texas Children’s Hospital; SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	10,865,000	10,865,000
Harris County Hospital District, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A2	1,275,000	1,294,801
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A2	1,500,000	1,652,010
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	910,000	999,189
Houston ISD GO, 5.00% due 2/15/2014 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,035,840
Houston ISD GO, 5.00% due 2/15/2015 (Harris County School Buildings)	AA+/Aaa	2,450,000	2,605,942
Houston ISD GO, 3.00% due 7/15/2015 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,094,300
Houston ISD GO, 1.50% due 6/1/2036 put 6/1/2015 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,136,400
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,278,300
Houston ISD Public Facility Corp., 0% due 9/15/2014 (West Side High School; Insured: AMBAC)	AA/Aa2	6,190,000	6,159,545
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,988,306
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	927,640
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,102,160
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,220,144
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	8,749,900
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	999,456
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,244,460
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	44,745,000	45,769,660
North Texas University, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,282,113
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,492,055
Nueces River Authority, 5.00% due 7/15/2015 (City of Corpus Christi Lake Texana Project; Insured: AGM)	AA-/Aa3	1,000,000	1,078,310
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,122,430
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,903,580
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,836,383
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,825,000	1,930,394
State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	121,000,000	122,992,870
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,524,462

62    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	$2,000,000	$2,258,220
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA-/A2	10,000,000	11,416,100
Texas Public Finance Authority, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,061,100
Texas Public Finance Authority, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,181,200
Texas Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,367,196
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,576,194
Texas Public Finance Authority, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aaa	15,500,000	16,932,045
Tyler Junior College District GO, 4.00% due 2/15/2015 (Higher Education Building Projects)	AA+/NR	1,300,000	1,364,987
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,468,202
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,745,236
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,080,525
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,160,059
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	A+/A1	2,140,000	2,357,531
Ysleta ISD GO, 2.00% due 8/15/2014 (Guaranty: PSF)	AAA/Aaa	3,115,000	3,165,307

U.S. VIRGIN ISLANDS — 0.19%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,443,082
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa3	1,000,000	1,017,270
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa3	1,225,000	1,251,215
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa3	1,300,000	1,328,132

UTAH — 0.30%
Murray City, 0.06% due 5/15/2037 put 10/1/2013 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	16,635,000	16,635,000
South Valley Water Reclamation Facility, 5.00% due 8/15/2024 (Sewer Treatment Facility Improvements; Insured: AMBAC)	A+/NR	2,110,000	2,235,418
State of Utah Building Ownership Authority, 5.00% due 5/15/2014 (State Facilities Master Lease Program)	AA+/Aa1	500,000	514,895

VERMONT — 0.34%
Vermont Colleges GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,893,526
Vermont Economic Development Authority, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,008,023

VIRGINIA — 0.39%
City of Portsmouth GO, 5.00% due 7/1/2017 pre-refunded 7/1/2014 (Insured: AGM)	AA/Aa2	2,000,000	2,072,160
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,906,098
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,361,800
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,242,406
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	5,906,670
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,746,850
Northwestern Regional Jail Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2015 (Community Corrections Center; Insured: Natl-Re)	A+/Aa2	900,000	973,224
Virginia Public Building Authority, 5.00% due 8/1/2014 (Public Facilities Projects)	AA+/Aa1	1,300,000	1,305,135

WASHINGTON — 2.15%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,245,197

Certified Annual Report    63

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Central Puget Sound Regional Transit Authority, 4.00% due 2/1/2015	AAA/Aa1	$840,000	$881,555
County of Mason GO, 2.00% due 12/1/2013 (Insured: AGM)	AA-/NR	2,010,000	2,015,286
Energy Northwest, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A2	2,575,000	2,660,361
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,275,075
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,735,900
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	537,866
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,180,020
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,113,120
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,228,227
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,632,597
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,920,165
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,063,827
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,090,893
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	1,991,108
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	A/A1	5,000,000	5,804,850
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	1,000,000	1,102,800
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,269,500
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,065,750
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	883,680
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	917,356
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,246,710
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	531,945
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Valley Hospital)	NR/Baa2	500,000	517,445
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	500,000	526,975
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,097,500
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,398,600
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,956,335
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,814,763
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,593,274
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,137,539
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,098,670
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,093,970
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,084,070
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,066,640
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,922,071
Snohomish County Public Utilities District, 5.00% due 12/1/2015 pre-refunded 6/1/2014 (Insured: AGM)	AA-/Aa3	5,015,000	5,175,681
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,691,324
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,918,858
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	3,083,903
State of Washington COP, 5.00% due 7/1/2019 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,163,750
State of Washington COP, 5.00% due 7/1/2020 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,815,808

64    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Washington COP, 5.00% due 7/1/2021 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	$3,125,000	$3,604,656
State of Washington COP, 5.00% due 7/1/2022 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,466,350
State of Washington GO, 5.00% due 7/1/2015 (Public Highway, Bridge, Ferry Capital and Operating Costs)	AA+/Aa1	5,355,000	5,787,738
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,725,280
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,689,620
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,619,647
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,965,050
Washington Health Care Facilities Authority, 4.00% due 10/1/2013 (Seattle Children’s Hospital)	NR/Aa3	1,500,000	1,500,150
Washington Health Care Facilities Authority, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/A1	1,500,000	1,555,860
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/A1	2,000,000	2,144,260
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/A1	2,075,000	2,283,226
Washington Health Care Facilities Authority, 5.375% due 12/1/2016 (Group Health Cooperative of Puget Sound; Insured: AMBAC)	BB+/NR	2,000,000	2,002,820
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A2	1,245,000	1,375,800
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/A1	1,000,000	1,119,900
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242)	AA-/NR	7,935,000	9,001,067
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/A1	2,000,000	2,265,740
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A2	1,050,000	1,168,671
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A2	1,000,000	1,093,430

WEST VIRGINIA — 0.18%
Kanawha, Mercer, Nicholas Counties Single Family Mtg, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	2,028,847
Mason County PCR, 2.00% due 10/1/2022 put 10/1/2014 (Appalachian Power Co.)	NR/Baa2	1,500,000	1,516,425
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	3,545,000	3,659,787
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,162,220
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,162,860
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,742,970
West Virginia University Board of Governors, 5.00% due 10/1/2018 pre-refunded 10/1/2014 (West Virginia University Projects; Insured: Natl-Re)	A+/Aa3	450,000	471,393

WISCONSIN — 1.02%
City of La Crosse GO, 2.00% due 12/1/2013	AA/NR	1,400,000	1,404,284
Fox Valley Technical College District GO, 2.00% due 12/1/2014 (Higher Education Facility Projects)	NR/Aaa	4,520,000	4,606,874
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,749,825
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,322,520
State of Wisconsin GO, 5.00% due 5/1/2016 (General Governmental Purposes; Insured: Natl-Re)	AA/Aa2	1,665,000	1,711,354
Village of Union Grove GO, 5.05% due 12/1/2019 pre-refunded 12/1/2013 (Tax Incremental District No. 3 Community Development)	NR/NR	130,000	131,075

Certified Annual Report    65

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	$4,265,000	$4,416,919
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,399,587
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,067,752
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,436,090
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,116,560
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,606,292
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A-/A3	1,855,000	2,098,024
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,131,720
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A-/A3	2,110,000	2,392,360
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,234,820
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	2,936,015
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,791,520
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	4,944,825
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,326,600

TOTAL INVESTMENTS — 97.20% (Cost $6,142,370,466)			$6,294,787,932
OTHER ASSETS LESS LIABILITIES — 2.80%			181,161,374

NET ASSETS — 100.00%			$6,475,949,306

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.

COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration

66    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Portfolio Abbreviations (continued)

FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance

Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SCSDE	Insured by South Carolina Department of Education
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    67

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2013

ASSETS
Investments at value (cost $6,142,370,466) (Note 2)	$6,294,787,932
Cash	15,220,183
Receivable for investments sold	117,784,058
Receivable for fund shares sold	20,750,781
Interest receivable	74,617,942
Prepaid expenses and other assets	92,347

Total Assets	6,523,253,243

LIABILITIES
Payable for investments purchased	28,177,167
Payable for fund shares redeemed	14,982,052
Payable to investment advisor and other affiliates (Note 3)	2,639,996
Accounts payable and accrued expenses	453,694
Dividends payable	1,051,028

Total Liabilities	47,303,937

NET ASSETS	$6,475,949,306

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,051,028)
Net unrealized appreciation	152,417,466
Accumulated net realized gain (loss)	(2,402,971)
Net capital paid in on shares of beneficial interest	6,326,985,839

$6,475,949,306

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,178,317,396 applicable to 151,475,554 shares of beneficial interest outstanding - Note 4)	$14.38
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.60

Class C Shares:
Net asset value and offering price per share* ($795,052,277 applicable to 55,185,132 shares of beneficial interest outstanding - Note 4)	$14.41

Class I Shares:
Net asset value, offering and redemption price per share ($3,502,579,633 applicable to 243,526,947 shares of beneficial interest outstanding - Note 4)	$14.38

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

68    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Interest income (net of premium amortized of $ 83,563,417)	$162,633,870

EXPENSES
Investment advisory fees (Note 3)	17,266,646
Administration fees (Note 3)
Class A Shares	2,787,985
Class C Shares	1,032,635
Class I Shares	1,697,673
Distribution and service fees (Note 3)
Class A Shares	5,575,970
Class C Shares	4,148,700
Transfer agent fees
Class A Shares	763,705
Class C Shares	390,938
Class I Shares	808,835
Registration and filing fees
Class A Shares	169,644
Class C Shares	49,714
Class I Shares	244,439
Custodian fees (Note 3)	658,037
Professional fees	116,281
Accounting fees	189,705
Trustee fees	214,500
Other expenses	494,916

Total Expenses	36,610,323
Less:
Fees paid indirectly (Note 3)	(93,901)

Net Expenses	36,516,422

Net Investment Income	126,117,448

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	689,473
Net change in unrealized appreciation (depreciation) on investments	(146,825,824)

Net Realized and Unrealized Loss	(146,136,351)

Net Decrease in Net Assets Resulting from Operations	$(20,018,903)

See notes to financial statements.

Certified Annual Report    69

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$126,117,448	$116,928,261
Net realized gain (loss) on investments	689,473	(253,680)
Net unrealized appreciation (depreciation) on investments	(146,825,824)	109,312,126

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,018,903)	225,986,707

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(40,405,210)	(40,670,113)
Class C Shares	(12,785,802)	(11,881,023)
Class I Shares	(72,926,436)	(64,377,125)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	96,586,210	441,112,029
Class C Shares	36,889,825	237,635,398
Class I Shares	495,171,312	801,326,547

Net Increase in Net Assets	482,510,996	1,589,132,420

NET ASSETS
Beginning of Year	5,993,438,310	4,404,305,890

End of Year	$6,475,949,306	$5,993,438,310

Distribution in excess of net investment income	$(1,051,028)	$(1,177,027)

See notes to financial statements.

70    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Certified Annual Report    71

NOTES TO FINANCIAL STATEMENTS , CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$6,294,787,932	$—	$6,294,787,932	$—

Total Investments in Securities	$6,294,787,932	$—	$6,294,787,932	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

72    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $23,378 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $115,468 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $93,901.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	49,484,325	$722,735,868	54,107,919	$787,098,134
Shares issued to shareholders in reinvestment of dividends	2,462,968	35,875,356	2,233,518	32,542,776
Shares repurchased	(45,505,738)	(662,025,014)	(25,997,455)	(378,528,881)

Net increase (decrease)	6,441,555	$96,586,210	30,343,982	$441,112,029

Class C Shares
Shares sold	14,778,549	$216,826,246	21,938,370	$320,066,110
Shares issued to shareholders in reinvestment of dividends	722,140	10,538,739	617,961	9,021,510
Shares repurchased	(13,088,746)	(190,475,160)	(6,273,080)	(91,452,222)

Net increase (decrease)	2,411,943	$36,889,825	16,283,251	$237,635,398

Class I Shares
Shares sold	107,226,983	$1,565,881,920	86,658,506	$1,262,228,836
Shares issued to shareholders in reinvestment of dividends	4,478,918	65,237,854	3,667,418	53,444,458
Shares repurchased	(78,049,845)	(1,135,948,462)	(35,332,908)	(514,346,747)

Net increase (decrease)	33,656,056	$495,171,312	54,993,016	$801,326,547

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,249,201,767 and $1,021,657,012, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,142,377,412

Gross unrealized appreciation on a tax basis	$193,353,822
Gross unrealized depreciation on a tax basis	(40,943,302)

Net unrealized appreciation (depreciation) on investments (tax basis)	$152,410,520

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012, of $299,746. For tax purposes, such losses will be reflected in the year ended September 30, 2014.

During the year ended September 30, 2013, the Fund utilized $574,320 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2013, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$1,903,834
2016	192,444

$2,096,278

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $125,999 and decreased net capital paid in on shares of beneficial interest by $125,999. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted primarily from the over distribution of current year net investment income.

At September 30, 2013, the Fund did not have any tax basis undistributed net tax-exempt income, net ordinary investment income, or tax basis undistributed capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$125,793,229	$116,700,482
Ordinary income	324,219	227,779
Capital gains	—	—

Total	$126,117,448	$116,928,261

Certified Annual Report    75

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income ( Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81	0.71	0.71	0.71	(0.39)	17.47	$2,178,317
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13	0.72	0.72	0.72	4.36	12.72	$2,131,540
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53	0.74	0.74	0.74	3.43	16.15	$1,649,965
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66	0.78	0.78	0.78	4.70	12.57	$1,613,582
2009(b)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50	0.86	0.86	0.86	9.67	12.18	$1,040,628
Class C Shares
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55	0.97	0.97	0.97	(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85	0.99	0.99	0.99	4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27	1.00	1.00	1.00	3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36	1.05	1.05	1.55	4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21	1.13	1.13	1.63	9.37	12.18	$206,952
Class I Shares
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15	0.37	0.37	0.37	(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46	0.39	0.39	0.39	4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87	0.40	0.40	0.40	3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98	0.44	0.44	0.44	5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81	0.53	0.53	0.53	10.03	12.18	$865,827

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

78 Certified Annual Report	Certified Annual Report 79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

80    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$988.40	$3.57
Hypothetical*	$1,000.00	$1,021.48	$3.63
Class C Shares
Actual	$1,000.00	$987.90	$4.88
Hypothetical*	$1,000.00	$1,020.16	$4.96
Class I Shares
Actual	$1,000.00	$990.10	$1.88
Hypothetical*	$1,000.00	$1,023.18	$1.91

†	Expenses are equal to the annualized expense ratio for each class (A: 0.72%; C: 0.98%; I: 0.38%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    81

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term Municipal Fund versus BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index,

and Consumer Price Index (September 30, 2003 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	-1.86%	3.99%	3.04%	5.23%
C Shares (Incep: 9/1/94)	-1.07%	4.04%	2.91%	3.67%
I Shares (Incep: 7/5/96)	-0.05%	4.65%	3.54%	4.30%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

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TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    83

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Fund of $125,793,229 (or the maximum allowed) are tax exempt dividends and $324,219 are taxable ordinary investment income dividends, for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in all of the preceding nine years. Other noted quantitative data showed that the Fund’s annualized investment returns fell within the third quartile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year, fell within the top quartile of performance for the one-year period and fell within the top decile of performance for the category for the three-year and five-year periods, and that the Fund’s annualized investment returns fell within the top quartile of performance for the second fund category for the year-to-date, one-year and three-year periods ended with the second quarter of the current year and fell within the top decile of performance for the fund category for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the median and average expense ratios for the fund category. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2013 (Unaudited)

of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH858

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core Personal Consumption Expenditure Price Index – A measure of the Personal Consumption Expenditure Price Index that excludes the more volatile and seasonal food and energy prices.

Personal Consumption Expenditure Price Index (PCEPI) – This index is one measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCEPI covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a

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IMPORTANT INFORMATION,

CONTINUED

combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

4    This page is not part of the Annual Report.

THORNBURG INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, cfa, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.93%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from July 22, 1991 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	(0.91)%	3.29%	5.47%	3.80%	5.07%
With sales charge	(2.89)%	2.59%	5.05%	3.58%	4.97%

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
2.36%	1.66%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	532

Effective Duration	5.1 Yrs

Average Maturity	7.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

This page is not part of the Annual Report.    5

Thornburg Intermediate Municipal Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2013

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 46 cents to $13.76 per share during the fiscal year ended September 30, 2013. If you were with us for the entire period, you received dividends of 33.4 cents per share. If you reinvested your dividends, you received 33.8 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund outperformed the Index with a total return of negative 0.91% at NAV for the fiscal year ended September 30, 2013, compared to the negative 1.14% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 2.00% less price decline and 1.77% less income than its benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, subtracted 0.16% of relative price performance. Our sector allocations subtracted 0.23% of relative price performance, and our overweight to lower-credit-quality securities added 0.92% of relative price performance, compared to the benchmark. Other risk factors accounted for another 1.47% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint recovery with little inflation. Investors must ask themselves: why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

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LETTER TO SHAREHOLDERS,

CONTINUED

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”
Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013 to a high of 2.99% on September 5, 2013.

On September 18, 2013, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook – including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective – were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

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LETTER TO SHAREHOLDERS,

CONTINUED

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed income markets.

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Chart I: Changes in AAA General Obligation Municipal Yield Curve

9/30/12 – 9/30/13

Past performance does not guarantee future results

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased, and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013, and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Certain of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the impact of this type of investor behavior. If inflation is the worst enemy of the fixed income investor, then it can be used as an input to a relative-value measure of fixed-income securities. That relative measure is referred to as real yield. The real yield of a fixed income security is derived by subtracting an inflation measure (in this case, the Core U.S. Personal Consumption Expenditure Price Index, which is the Fed’s favored infla-

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LETTER TO SHAREHOLDERS,

CONTINUED

tion measure) from the yield of that instrument. Chart II shows the real yield of a 10-year AAA-rated general obligation municipal bond from June 1, 1994 through the end of the fiscal year.

Chart II: 10 Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2013

On November 30, 2012, the real yield of a generic 10-year AAA general obligation municipal bond was negative 0.26% versus a long-term average of 2.13%. That is the “richest” level ever for the time series. In plain English: this means that after adjusting for inflation, investors in 10-year AAA-rated general-obligation bonds were losing 0.26% of purchasing power on a purchase made on that date. Over the long term, investors typically earned 2.13% above the inflation rate in purchasing power. By August 31, 2013 (the last available data point), as inflation came down and yields increased, the real yield of the 10-year AAA-rated general obligation municipal bond reached a fairer value of 1.75%. So, how can yields increase in a slow growth, low inflation environment? This conundrum is answered by the acute over-valuation levels reached at the middle of the fiscal year. Investors, in their search for income, pushed fixed-income security prices to unsustainably high levels that needed to be corrected, and they were.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It

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LETTER TO SHAREHOLDERS,

CONTINUED

ranged from an 7.4% increase to an 8.1% decrease. For the comparable period of the second quarter of 2011 through the second quarter of 2012, the average was a decrease of 0.87%, with a range from a positive 11.5% to a decrease of 9.0%. State pension funds are still wrestling with issues: median funding levels have gone from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests a funding level of 80% is adequate).

Against this backdrop, several high profile “credit events” have taken place in the municipal bond market over the course of the fiscal year. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. The Thornburg Intermediate Municipal Fund does not own any Detroit general-obligation bonds. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, at 84% and $70,000, respectively.

Thornburg has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75% to 77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We will continue to rely on that same fundamental, bottom-up credit research to determine what securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

Conclusion

Your Thornburg Intermediate Municipal Fund currently maintains a laddered portfolio structure of 333 municipal obligors. This structure has the potential to maximize an investor’s income. By our calculations, laddering outperforms the other bullet and barbell structures two-thirds of the time.1 This approach effectively manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Chart I illustrates that yield changes are

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LETTER TO SHAREHOLDERS,

CONTINUED

not uniform across the Thornburg Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Chart III: Percent of Portfolio Maturing

We recognize that fiscal 2013 has been a tough one for fixed income investors. We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld Portfolio Manager Managing Director	Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ALABAMA — 2.37%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$171,490
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	811,508
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	879,931
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	958,188
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	999,879
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,038,140
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,084,380
[a] Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	1,200,000	1,285,668
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,218,760
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	906,308
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	4,962,890
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	2,000,000	2,002,840
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,290,400
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa1	1,310,000	1,354,710
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,499,815
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,129,560

ALASKA — 0.52%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re)	AA/Aa2	2,470,000	2,610,790
City of Valdez, 5.00% due 1/1/2014 (BP Pipelines (Alaska), Inc. Project)	A/A2	500,000	505,750
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,298,240

ARIZONA — 2.53%
Arizona Board of Regents for the Benefit of the University of Arizona, 5.00% due 8/1/2024 (Stimulus Plan for Economic and Educational Development)	AA-/Aa3	1,635,000	1,847,354
Arizona HFA, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A3	1,450,000	1,619,012
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	526,636
City of Flagstaff GO, 2.00% due 7/1/2014 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	160,000	161,934
City of Flagstaff GO, 1.75% due 7/1/2015 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	165,000	168,361
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	204,336

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	$700,000	$727,587
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	456,166
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	215,834
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,630,000	4,899,096
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,136,090
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	1,870,660
Salt Verde Financial Corporation, 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	2,000,000	2,219,980
[a] Salt Verde Financial Corporation, 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	735,000	768,700
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,416,335
University Medical Center Corp. GO, 5.00% due 7/1/2015 (UMCC Health Care Facilities)	BBB+/Baa1	1,000,000	1,061,560

CALIFORNIA — 9.71%
[b] Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	2,795,500
[b] Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,100,180
[b] Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,251,028
[b] Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,613,730
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA-/NR	2,000,000	2,078,740
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,207,600
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,086,040
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,068,980
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,197,848
California HFFA, 5.25% due 3/1/2027 (Catholic Healthcare West)	A/A3	5,250,000	5,572,927
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A/NR	1,500,000	1,574,010
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	2,000,000	2,143,420
California State Housing Finance Agency, 4.55% due 2/1/2015 (Home Mtg.) (AMT)	BBB/Baa2	2,640,000	2,715,636
California State Public Works Board, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re)	AA-/Aa2	2,000,000	2,288,900
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	2,500,000	2,662,000
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	1,050,000	1,199,048
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,015,000	7,026,715
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,797,536
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,467,752
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	3,973,360
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA-/A1	1,245,000	1,403,986
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA-/A1	1,000,000	1,111,620
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,695,372
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	560,000	624,445
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,104,200
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	A+/Baa1	1,165,000	1,367,221
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Insured: AGM)	AA-/NR	1,195,000	1,322,984

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Insured: AGM)	AA-/NR	$1,335,000	$1,448,235
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	5,000,000	5,083,550
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,214,125
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA-/A2	1,120,000	1,174,320
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	2,755,875
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA-/NR	1,095,000	784,929
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA-/NR	1,100,000	685,872
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Educational Facilities; Insured: AGM)	AA-/NR	1,080,000	1,189,814
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,287,479
Sacramento County Sanitation Districts Financing Authority, 0.07% due 12/1/2039 put 10/1/2013 (Sacramento Regional Wastewater Treatment Plant; LOC: Morgan Stanley) (daily demand notes)	AAA/Aa2	5,000,000	5,000,000
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,438,376
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,199,487
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA/Aa1	3,000,000	2,615,550
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	619,542
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,000,000	1,006,750
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A/A1	5,000,000	5,622,550
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,398,970
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	1,985,462
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA-/A3	1,205,000	1,301,798
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA-/A2	800,000	602,912

COLORADO — 1.73%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242) (ETM)	A/NR	965,000	1,002,789
City & County of Denver COP, 0.07% due 12/1/2031 put 10/1/2013 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,000,000	2,000,000
Colorado Water Resources & Power Development Authority, 3.00% due 9/1/2014 (Water System Facilities Improvements)	AAA/Aaa	1,745,000	1,790,457
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,641,042
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	505,830
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,416,725
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,412,190
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA-/A2	1,005,000	1,039,823
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA-/NR	1,120,000	1,281,022
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A-/Aa3	3,000,000	3,428,760
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,477,285

CONNECTICUT — 0.32%
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,371,641
State of Connecticut GO Floating Rate Note, 0.59% due 9/15/2017 (Public Improvements)	AA/Aa3	2,000,000	1,986,520

DELAWARE — 0.29%
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/Baa3	1,785,000	1,796,103

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Delaware River and Bay Authority, 5.00% due 1/1/2018 (Delaware Memorial Bridge and Cape May-Lewis Ferry; Insured: Natl-Re)	A/A1	$500,000	$527,475
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/A2	615,000	661,666

DISTRICT OF COLUMBIA — 1.61%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,125,320
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re)	A+/Aa3	2,000,000	2,024,980
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re)	A+/Aa3	3,900,000	4,192,149
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	AA-/Aa2	3,000,000	3,278,430
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA-/A3	4,890,000	3,158,598
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA-/A3	5,000,000	3,008,700

FLORIDA — 8.16%
City of Gainesville, 0.07% due 10/1/2026 put 10/1/2013 (Utilities Systems; SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	4,940,000	4,940,000
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A/A1	2,075,000	2,219,648
City of Lakeland, 5.00% due 10/1/2018 (Energy System; Insured: AGM)	AA/A1	2,000,000	2,311,620
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/A1	3,680,000	4,129,549
[a] City of Lakeland, 5.25% due 10/1/2036 (Energy System)	AA/A1	2,770,000	2,966,587
City of Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	A/A2	1,000,000	1,003,470
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,037,380
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,035,000	2,139,131
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA-/A2	2,560,000	2,749,312
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	547,300
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	536,125
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	A/Baa1	1,000,000	1,085,120
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A/Baa1	2,235,000	2,367,558
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,237,449
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,414,090
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,193,313
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,750,000	1,898,452
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System; Insured: Natl-Re)	A+/A1	5,630,000	6,037,218
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,162,480
Lake County School Board Master Lease Program COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,270,028
[a] Manatee County, 2.00% due 10/1/2013 (Various County Capital Projects)	NR/Aa2	460,000	460,023
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	544,675
Manatee County, 5.00% due 10/1/2016 pre-refunded 10/1/2014 (Transportation Capital Improvements; Insured: AMBAC)	AA-/Aa2	1,000,000	1,047,540
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2018 (University of Miami)	A-/A3	250,000	272,535
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,147,260
Miami-Dade County Expressway Authority, 5.25% due 7/1/2026 pre-refunded 7/1/2014 (Toll System Five-Year Work Program; Insured: Natl-Re)	A/A3	375,000	389,209
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA-/Aa2	1,040,000	1,141,972
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,498,618
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,433,465

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami-Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA-/A1	$2,600,000	$2,920,216
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	440,070
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,739,871
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,104,840
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,666,710
Sarasota County Public Hospital Board, 4.92% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	2,000,000	2,026,180
School Board of Broward County COP, 5.00% due 7/1/2020 (Educational Facilities and Equipment; Insured: AGM)	AA-/Aa3	1,000,000	1,093,820
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/Aa3	3,000,000	3,250,710
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/Aa3	2,000,000	2,141,780
Solid Waste Authority of Palm Beach County, 2.00% due 10/1/2013 (Renewable Energy Facility)	AA+/Aa2	300,000	300,015
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,678,935
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	5,001,068
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	A/Aa2	1,050,000	1,056,804
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl-Re)	A/Baa1	1,135,000	1,161,911

GEORGIA — 2.20%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	541,876
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	560,821
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	788,163
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	626,792
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	A+/Aa3	530,000	618,494
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA-/Aa3	5,000,000	5,589,650
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,320,611
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,537,281
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	570,019
[a] Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	777,069
Clayton County and Clayton County Water Authority, 2.00% due 5/1/2014 (Water & Sewerage System)	AA+/NR	585,000	591,347
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,453,990
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	2,345,000	2,555,769
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,305,900

GUAM — 0.70%
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,276,320
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,231,180
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA-/A2	2,500,000	2,750,950

HAWAII — 1.18%
City and County of Honolulu GO, 5.00% due 7/1/2016 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,075,320
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,194,300

ILLINOIS — 6.20%
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/01/2016 (Low-Income Public Housing Program; Insured: AGM)	AA-/A2	5,295,000	5,894,606
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/Aa3	1,500,000	1,710,000

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Chicago, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	$875,000	$874,781
City of Chicago, 5.00% due 1/1/2014 (Wastewater Transmission Project)	A+/A2	1,485,000	1,500,474
[a] City of Chicago, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	855,000	856,436
City of Chicago, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,510,000	1,430,951
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,264,196
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,440,904
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	A+/A3	1,000,000	1,044,750
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/A3	415,000	425,848
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/A3	500,000	504,325
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA-/A2	1,900,000	1,897,226
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	528,810
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,650,855
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,872,746
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,238,320
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	559,590
Community Consolidated School District No. 93, DuPage County GO, 2.00% due 1/1/2015 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	465,000	473,579
Community Consolidated School District No. 93, DuPage County GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	498,624
Community Unit School District No. 3, Champaign and Piatt Counties GO, 5.80% due 11/1/2013 pre-refunded 11/1/2013 (Mahomet-Seymour Educational Facilities; Insured: AGM) (ETM)	NR/A1	955,000	959,651
Cook County GO, 5.25% due 11/15/2024	AA/A1	3,000,000	3,222,450
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,534,540
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	814,620
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A/A2	1,000,000	1,098,560
[a] Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A/A2	1,000,000	1,054,820
Illinois Finance Authority, 5.25% due 9/1/2015 (Water & Wastewater Facilities)	AAA/Aaa	420,000	446,977
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,212,840
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,257,020
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,047,510
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health Care Network)	AA/Aa2	5,175,000	5,975,831
Illinois Finance Authority, 5.50% due 8/15/2043 pre-refunded 8/15/2014 (Northwestern Memorial Hospital)	NR/NR	400,000	418,252
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Centers, Inc.; Insured: FHA)	NR/Aa1	630,000	631,386
Illinois Toll Highway Authority, 5.00% due 1/1/2021 (Congestion-Relief Plan; Insured: AGM)	AA-/Aa3	350,000	374,325
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	43,353
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	890,537
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,144,700
Niles Park District GO, 2.00% due 12/1/2014 (Parks and Recreation Projects)	NR/Aa2	315,000	320,210
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	333,405
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	339,917
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	362,403
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	368,687
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	375,815
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	382,717
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	A/A3	1,425,000	1,415,894

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A3	$1,350,000	$1,379,713
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A3	1,000,000	1,141,150
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,285,100
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/A1	1,205,000	1,765,204
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	A/Aa3	1,590,000	1,585,898
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	629,132
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	974,348

INDIANA — 4.13%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,740,832
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,649,061
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,029,358
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,687,459
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,597,740
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	2,743,787
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	A/A3	1,325,000	1,490,002
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,972,556
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,521,679
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	715,875
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/Baa1	1,000,000	1,221,710
Indiana Bond Bank, 5.25% due 2/1/2015 (Safe Drinking Water & Wastewater Programs)	AAA/NR	500,000	532,645
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A2	5,340,000	5,960,508
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,292,680
Indiana Finance Authority, 5.00% due 3/1/2019 (University Health)	AA-/Aa3	5,000,000	5,683,700
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	658,288
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,518,614
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,620,083
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa2	1,000,000	1,086,050
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,106,470
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,087,440

IOWA — 0.39%
City of Coralville COP, 5.25% due 6/1/2022 (Marriott Hotel and Convention Center)	NR/Ba1	2,980,000	2,801,587
Iowa Higher Education Loan Authority, 4.00% due 12/1/2013 (Grinnell College Project)	AAA/Aaa	1,200,000	1,207,716

KANSAS — 0.17%
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	670,341
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re)	NR/A1	1,030,000	1,072,879

KENTUCKY — 0.81%
Adair County Public Properties Corp., 3.75% due 12/1/2013 (Justice Center Project)	NR/Aa3	250,000	251,498
Jefferson County School District Finance Corp., 4.00% due 9/1/2018 (Educational Facility Acquisition and Improvements; Insured: AGM)	AA-/Aa2	610,000	627,141
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	2,845,000	2,885,769
[a] Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA-/A3	1,500,000	1,549,995
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Healthcare- Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,437,438
Turnpike Authority of Kentucky, 5.00% due 7/1/2017 (Revitalization Projects-Highway Capital Planning; Insured: AMBAC)	AA+/Aa2	650,000	701,694

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
LOUISIANA — 2.94%
City of New Orleans, 6.00% due 6/1/2024 (Sewerage System; Insured: AGM)	AA-/A3	$750,000	$841,425
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,293,111
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,398,398
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,536,920
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,699,714
Louisiana Local Govt Environment Facilities & Community Development Authority, 5.00%due 3/1/2014 (City of Shreveport-Independence Stadium)	A/NR	1,000,000	1,017,120
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	A-/A3	2,500,000	2,549,100
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA-/A3	1,590,000	1,678,293
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,014,880
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA-/A2	1,000,000	1,127,480
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA-/A2	2,000,000	2,221,360
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA-/Aa3	1,000,000	1,112,530
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA-/Aa3	1,000,000	1,101,600
Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol Complex Program)	NR/Aa3	1,000,000	1,027,060
Office Facilities Corp., 5.00% due 3/1/2019 (State Capitol Complex Program)	AA-/Aa3	255,000	292,824
[a] Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	A/NR	1,065,000	1,206,485
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	A/NR	2,620,000	2,959,369
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,300,000	1,462,227
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,000,000	1,124,790
State of Louisiana GO, 5.00% due 8/1/2018 (Insured: AGM)	AAA/Aa3	300,000	325,518
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,535,925

MAINE — 0.48%
Maine Health and Higher Educational Facilities Authority, 6.00% due 10/1/2013 (Maine Medical Center) (ETM)	NR/Aaa	650,000	650,104
Maine Health and Higher Educational Facilities Authority, 5.00% due 7/1/2025 (Health and Educational Institution Facilities and Equipment; Insured: Natl-Re)	NR/A1	3,105,000	3,185,730
Maine Municipal Bond Bank, 5.00% due 11/1/2013 (Governmental Entity Loans)	AA+/Aa2	330,000	331,376
Maine Municipal Bond Bank, 5.00% due 11/1/2013 (Governmental Entity Loans)	AA+/Aa2	250,000	251,043
Town of Falmouth GO, 2.00% due 11/15/2013 (Elementary School Project)	AA+/Aa1	540,000	541,193

MARYLAND — 0.10%
Mayor and City Council of Baltimore GO, 3.00% due 10/15/2013 (City Public Capital Improvement Projects; Insured: AGM)	AA-/Aa2	250,000	250,298
Mayor and City Council of Baltimore GO, 4.00% due 10/15/2013 (City Public Capital Improvement Projects)	AA-/Aa2	250,000	250,402
Washington Suburban Sanitary District GO, 4.00% due 6/1/2015 (Water Supply System)	AAA/Aaa	500,000	512,345

MASSACHUSETTS — 1.55%
Commonwealth of Massachusetts GO, 4.00% due 6/1/2015 (Commonwealth Capital Investment Plan)	AA+/Aa1	525,000	557,261
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2020 pre-refunded 7/1/2014 (Transportation Capital Program)	AAA/Aa1	300,000	311,436
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,138,310
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,436,174
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	514,013
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,267,329

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA-/Aa2	$10,000,000	$10,866,800

MICHIGAN — 4.78%
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa2	370,000	405,498
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: AGM)	AA-/A2	1,260,000	1,273,747
City of Detroit, 4.00% due 7/1/2016 (Water Supply System; Insured: BHAC)	AA+/Aa1	855,000	875,118
City of Detroit, 4.25% due 7/1/2016 (Water Supply System; Insured: Natl-Re)	A/Baa1	1,100,000	1,087,570
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	3,000,000	2,999,940
City of Troy GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,173,144
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Auhority-Community Center Facilities)	AAA/NR	300,000	329,667
[b] County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	655,872
[b] County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	366,856
[b] County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	961,074
[b] County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,451,601
[b] County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	675,141
[b] County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,229,299
[b] County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,207,643
[b] County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	757,605
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	3,150,000	3,313,170
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	1,100,000	1,150,446
Fraser Public School District GO, 5.00% due 5/1/2018 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	910,000	959,977
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	AA+/Aaa	650,000	676,117
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA-/A2	2,000,000	2,232,020
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,741,404
[a] Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,360,609
L’Anse Creuse Public Schools GO, 5.00% due 5/1/2014 (Macomb County School District Building & Site; Insured: AGM/Q-SBLF)	AA/Aa2	500,000	513,820
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,672,620
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,034,975
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	960,000	974,928
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re)	A+/Aa3	5,000,000	2,950,250
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,208,822
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Health System)	A/A2	3,000,000	3,073,530
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/A1	1,000,000	1,070,930
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,192,980
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,031,642
South Lyon Community Schools GO, 4.00% due 5/1/2019 (Oakland, Washtenaw, Livingston Counties School District Building & Site; Insured: Natl-Re)	A+/Aa2	450,000	471,740
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,786,545
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA-/Aa3	750,000	790,223

MINNESOTA — 1.58%
City of St. Cloud, 5.00% due 5/1/2014 (CentraCare Health System)	NR/A1	835,000	857,829
Clay County GO, 3.00% due 4/1/2014 (Construction of County State-Aid Road Improvements)	AA/NR	725,000	735,193
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A-/A2	1,965,000	2,099,092

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Housing & Redevelopment Authority of the City of St. Paul & the City of Minneapolis, 6.00%due 12/1/2018 (HealthPartners Health System)	A-/A2	$1,000,000	$1,009,140
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements; Insured: AMBAC) (AMT)	AA+/Aa1	3,885,000	4,060,990
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA-/NR	2,500,000	2,771,150
State of Minnesota GO, 5.00% due 8/1/2015 (Public Facility Capital Projects)	AA+/Aa1	4,500,000	4,883,760

MISSISSIPPI — 1.18%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,268,954
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	2,037,562
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,066,038
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,680,277
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/Aa2	2,850,000	3,192,599

MISSOURI — 1.64%
Bolivar R-I School District of Polk County GO, 5.25% due 3/1/2024 pre-refunded 3/1/2014 (Educational Facilities)	AA+/NR	500,000	510,640
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 (Junior College District; Insured: Natl-Re)	NR/Aa2	1,000,000	1,107,260
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,071,900
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,103,480
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,121,480
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,574,966
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,904,426
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project- Public Improvements)	NR/NR	925,000	964,905
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	3,805,000	3,731,525

NEVADA — 1.16%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,472,124
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,390,750
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,096,720
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,066,020

NEW HAMPSHIRE — 1.55%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	4,300,582
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	3,920,000	4,018,392
New Hampshire Health & Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,056,320
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA/Aa3	1,860,000	2,101,577
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,622,127
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	1,988,678

NEW JERSEY — 1.20%
Burlington County Bridge Commission, 2.00% due 12/1/2013 (County Governmental Loan Program)	AA/Aa2	660,000	661,980
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	946,518

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	A/Baa1	$560,000	$685,362
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & State Court Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	2,980,425
Garden State Preservation Trust, 6.375% due 11/1/2013 (Open Space and Farmland Preservation Program; Insured: Natl-Re)	AAA/Aa3	300,000	301,599
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	2,000,000	2,304,660
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	681,958
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,559,020
Southeast Morris County Municipal Utilities Authority, 4.00% due 1/1/2014 (Water Supply and Distribution System)	NR/Aa2	405,000	408,353

NEW MEXICO — 1.05%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	BBB+/Baa1	3,000,000	3,108,570
City of Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,040,000	2,153,383
Incorporated County of Los Alamos, 5.00% due 7/1/2014 (Department of Public Utilities; Insured: AGM)	AA-/A2	2,000,000	2,007,960
Regents of New Mexico State University, 3.00% due 4/1/2014 (NMSU Golf Course and Corbett Center Student Union)	AA/Aa2	555,000	562,776
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,856,350
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa1	1,205,000	1,242,813

NEW YORK — 5.35%
City of New York GO, 5.00% due 8/1/2019 pre-refunded 8/1/2015 (Insured: Natl-Re)	A/Aa2	410,000	444,846
City of New York GO, 5.00% due 8/1/2019 (Insured: Natl-Re)	AA/Aa2	195,000	210,499
City of New York GO, 0.45% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,699,298
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA-/Aa3	3,000,000	3,486,750
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA-/Aa3	5,000,000	5,441,800
Ilion Central School District, 1.25% due 1/30/2014 (Educational Facilities) (State Aid Withholding)	NR/Mig1	5,000,000	5,016,800
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Elementary, Middle/High School Projects; Insured: Natl-Re) (State Aid Withholding)	NR/A1	505,000	568,484
New York City Municipal Water Finance Authority, 0.07% due 6/15/2039 put 10/1/2013 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	20,000,000	20,000,000
New York City Transitional Finance Authority, 5.00% due 11/1/2013 (City Capital Projects; Insured: Natl-Re)	AAA/Aa1	250,000	251,050
New York City Transitional Finance Authority, 4.00% due 8/1/2014 (City Capital Projects)	AAA/Aa1	3,340,000	3,447,247
New York City Transitional Finance Authority, 0.09% due 8/1/2031 put 10/1/2013 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	1,700,000	1,700,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	990,000	1,075,516
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	934,039
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	587,160
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,317,972
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/NR	5,000,000	5,589,950
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,824,423

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NORTH CAROLINA — 0.31%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	$600,000	$633,588
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,330,445
County of Henderson COP, 5.25% due 5/1/2017 pre-refunded 5/1/2015 (Dana Elementary School and Depts. of Social Services, Public Health and Veterans Services; Insured: AMBAC)	AA/Aa3	230,000	247,747

NORTH DAKOTA — 0.26%
City of Bismarck GO, 2.50% due 5/1/2014 (Street, Sewer and Water Systems)	NR/Aa1	250,000	253,135
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,027,810
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,412,663

OHIO — 5.37%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,079,680
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,308,400
City of Cleveland, 2.00% due 10/1/2014 (Parks and Recreation Facilities)	AA/A1	470,000	477,544
City of Cleveland, 2.00% due 10/1/2015 (Public Safety, Health and Welfare Facilities)	AA/A1	375,000	385,170
City of Cleveland, 2.00% due 10/1/2015 (Parks and Recreation Facilities)	AA/A1	475,000	487,882
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	518,155
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,607,550
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	106,985
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,120,960
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,123,270
[a] City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,353,812
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,630,005
Cleveland Municipal School District GO, 5.25% due 12/1/2019 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,045,000	1,080,227
Cleveland Municipal School District GO, 5.25% due 12/1/2023 pre-refunded 6/1/2014 (Educational Facilities Improvements; Insured: AGM) (State Aid Withholding)	AA/Aa2	1,000,000	1,033,710
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB+/NR	710,000	710,483
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,527,425
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA/Aa2	1,780,000	2,021,635
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	4,820,090
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,099,099
County of Hamilton, 5.00% due 12/1/2015 pre-refunded 12/1/2013 (Metropolitan Sewer District of Greater Cincinnati; Insured: Natl-Re)	AA+/Aa2	350,000	352,835
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,137,620
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,024,550
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,000,000	1,074,750
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,284,362
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,317,340
Ohio Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,073,180
Ohio Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,021,540
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	10,775,000	11,691,845
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,341,708

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OKLAHOMA — 2.03%
Oklahoma DFA, 0.07% due 8/15/2033 put 10/1/2013 (Integris Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa3	$14,685,000	$14,685,000
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,059,807
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA-/A2	1,000,000	1,141,440
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,264,515

OREGON — 0.03%
Oregon State Department of Administrative Services COP, 4.00% due 5/1/2014 (Correctional Facilities Improvements; Insured: Natl-Re)	AA/Aa2	320,000	327,235

PENNSYLVANIA — 3.51%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,885,725
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,090,000	1,099,712
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,149,357
Ambridge Area School District GO, 5.50% due 11/1/2031 pre-refunded 11/1/2014 (Senior High School; Insured: Natl-Re) (State Aid Withholding)	A/NR	350,000	369,786
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Educational Facilities; Insured: AGM) (State Aid Withholding)	AA-/NR	475,000	531,454
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company) (AMT)	BBB/Baa3	2,620,000	2,661,658
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	914,355
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,473,200
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	499,252
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	6,570,000	6,482,093
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,238,832
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	3,696,160
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	442,726
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	400,963
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	390,436
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	420,863
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	460,390
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	496,263
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/Aa3	5,250,000	5,894,332

RHODE ISLAND — 0.47%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,029,851
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	859,208

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOUTH CAROLINA — 2.05%
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50 Project; Insured: AGM)	AA-/A1	$2,400,000	$2,635,200
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	277,405
Lexington One School Facilities Corp., 5.00% due 12/1/2019 (School District No. 1 Project)	NR/Aa3	1,000,000	1,105,300
Lexington One School Facilities Corp., 5.25% due 12/1/2021 pre-refunded 12/1/2015 (School District No. 1 Project)	NR/Aa3	1,700,000	1,874,454
Medical University Hospital Authority, 5.25% due 8/15/2022 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	A/Baa1	300,000	312,846
Medical University Hospital Authority, 5.25% due 8/15/2023 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	A/Baa1	1,550,000	1,616,371
Medical University Hospital Authority, 5.25% due 2/15/2024 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	A/Baa1	725,000	756,044
Medical University Hospital Authority, 4.85% due 2/15/2026 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	A/Baa1	300,000	311,796
Medical University Hospital Authority, 5.25% due 2/15/2027 pre-refunded 8/15/2014 (Healthcare Facilities Capital Project; Insured: Natl-Re/FHA)	A/Baa1	250,000	260,705
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA-/A3	1,000,000	1,111,280
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA-/Aa3	2,740,000	2,950,816
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA-/Aa3	1,000,000	1,070,550
Securing Assets For Education, 5.00% due 12/1/2019 (School District of Berkeley County Project)	A+/Aa3	2,000,000	2,225,700
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	805,000	847,834
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	860,000	882,713
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA-/A3	2,855,000	3,081,458

SOUTH DAKOTA — 0.34%
[a] South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,700,260
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,819,391

TENNESSEE — 1.08%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	1,000,000	1,047,910
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BBB/Baa3	2,500,000	2,623,650
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	A-/Baa2	7,000,000	7,562,870

TEXAS — 8.35%
Arlington ISD GO, 5.00% due 2/15/2018 pre-refunded 2/15/2015 (Tarrant County Educational Facilities; Guaranty: PSF)	NR/Aaa	300,000	319,344
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,493,026
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,825,000	1,844,765
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A/A1	1,300,000	1,453,998
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A/A1	2,300,000	2,572,458
Board of Regents of the Texas A&M University System, 5.25% due 5/15/2017 (Revenue Financing System and Capital Plan Projects)	AA+/Aaa	200,000	214,836
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	1,000,000	1,091,100
City of Arlington GO, 5.00% due 8/15/2019 (Insured: AGM)	AAA/Aa1	600,000	648,648

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	A/Aa2	$75,000	$76,348
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	AA/Aa2	560,000	570,063
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	A/Aa2	365,000	371,588
City of Dallas, 5.00% due 10/1/2031 pre-refunded 10/1/2015 (Waterworks & Sewer System; Insured: AGM)	AAA/Aa1	4,710,000	5,140,258
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	614,346
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,227,481
City of Laredo, 5.00% due 3/15/2018 (Sports Venue Improvements; Insured: AMBAC)	A+/A1	2,040,000	2,126,006
City of Laredo GO, 5.00% due 8/15/2017 (Waterworks and Sewer System; Insured: AMBAC)	AA/Aa2	500,000	539,270
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,359,060
City of San Antonio Passenger Facility, 5.00% due 7/1/2024 (Airport System Improvements) (AMT)	A-/A2	2,065,000	2,205,916
City of San Antonio Passenger Facility, 5.00% due 7/1/2025 (Airport System Improvements) (AMT)	A-/A2	1,160,000	1,228,208
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,265,440
Eagle Mountain & Saginaw Texas ISD GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,017,250
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 (Educational Facilities; Insured: Natl-Re)	AA/Aa2	20,000	21,648
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 pre-refunded 8/15/2015 (Educational Facilities; Insured: Natl-Re)	A/Aa2	545,000	594,677
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A2	2,075,000	2,181,759
Houston Airport System, 5.00% due 7/1/2014	A/NR	1,000,000	1,034,930
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	775,000	837,698
Houston ISD GO, 1.00% due 6/1/2035 put 6/1/2014 (Harris County Educational Facilities; Guaranty: PSF)	AAA/Aaa	2,000,000	2,008,540
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	568,976
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	589,869
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,183,600
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa3	270,000	309,053
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	7,130,000	7,293,277
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	514,341
Nueces River Authority, 5.00% due 7/15/2020 (Corpus Christi Lake Texana Water Supply Facilities; Insured: AGM)	AA-/Aa3	1,000,000	1,071,330
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,687,022
Socorro ISD GO, 5.25% due 8/15/2014 (Educational Facility Projects; Guaranty: PSF)	AAA/NR	1,100,000	1,149,016
Stafford Economic Development Corp., 6.00% due 9/1/2017 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re)	A+/A1	1,775,000	1,950,210
State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	15,500,000	15,755,285
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	2,705,000	3,516,987
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,079,470
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,834,682
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	1,922,720
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,300,450

U.S. VIRGIN ISLANDS — 0.53%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,464,250

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
UTAH — 0.32%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	AA-/NR	$480,000	$515,592
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,409,163
Murray City, 0.06% due 5/15/2037 put 10/1/2013 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	1,360,000	1,360,000

VIRGINIA — 1.06%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	A/NR	795,000	860,047
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	3,050,000	3,270,698
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	A+/Aa3	280,000	281,621
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,300,043
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,343,753

WASHINGTON — 2.30%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,507,840
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	2,070,924
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,304,447
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,148,290
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,281,593
State of Washington COP, 5.00% due 7/1/2014 (Higher Education Capital Projects)	NR/Aa2	1,905,000	1,973,370
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 (Multi-care Systems; Insured: AGM)	AA-/A1	1,000,000	1,086,070
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	AA-/NR	3,985,000	4,542,621

WEST VIRGINIA — 0.26%
State of West Virginia GO, 5.00% due 6/1/2022 (Division of Highways State Road Fund; Insured: Natl-Re)	AA/Aa1	1,000,000	1,072,600
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,619,918

WISCONSIN — 1.89%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A-/A3	2,170,000	2,408,939
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,187,306
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,687,648
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A-/A3	5,000,000	5,424,300
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,423,492
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,519,660

TOTAL INVESTMENTS — 97.74% (Cost $986,975,966)			$1,015,695,240
OTHER ASSETS LESS LIABILITIES — 2.26%			23,474,200

NET ASSETS — 100.00%			$1,039,169,440

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    29

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2013

ASSETS
Investments at value (cost $986,975,966) (Note 2)	$1,015,695,240
Cash	22,061,063
Receivable for investments sold	4,149,522
Receivable for fund shares sold	5,598,565
Interest receivable	12,373,401
Prepaid expenses and other assets	33,834

Total Assets	1,059,911,625

LIABILITIES
Payable for investments purchased	16,929,333
Payable for fund shares redeemed	2,810,952
Payable to investment advisor and other affiliates (Note 3)	633,896
Accounts payable and accrued expenses	117,873
Dividends payable	250,131

Total Liabilities	20,742,185

NET ASSETS	$1,039,169,440

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation	28,719,274
Accumulated net realized gain (loss)	(745,824)
Net capital paid in on shares of beneficial interest	1,011,199,771

$1,039,169,440

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($429,941,310 applicable to 31,237,919 shares of beneficial interest outstanding - Note 4)	$13.76
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.04

Class C Shares:
Net asset value and offering price per share* ($159,727,214 applicable to 11,590,333 shares of beneficial interest outstanding - Note 4)	$13.78

Class I Shares:
Net asset value, offering and redemption price per share ($449,500,916 applicable to 32,701,629 shares of beneficial interest outstanding - Note 4)	$13.75

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

30    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Interest income (net of premium amortized of $ 8,774,393)	$34,388,999

EXPENSES
Investment advisory fees (Note 3)	4,930,203
Administration fees (Note 3)
Class A Shares	576,390
Class C Shares	217,019
Class I Shares	205,172
Distribution and service fees (Note 3)
Class A Shares	1,152,779
Class C Shares	1,046,113
Transfer agent fees
Class A Shares	157,427
Class C Shares	86,161
Class I Shares	162,216
Registration and filing fees
Class A Shares	41,170
Class C Shares	31,005
Class I Shares	60,349
Custodian fees (Note 3)	151,067
Professional fees	50,763
Accounting fees	30,675
Trustee fees	35,000
Other expenses	87,681

Total Expenses	9,021,190
Less:
Expenses reimbursed by investment advisor (Note 3)	(105,828)
Fees paid indirectly (Note 3)	(25,522)

Net Expenses	8,889,840

Net Investment Income	25,499,159

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,075,284
Net change in unrealized appreciation (depreciation) on investments	(36,445,474)

Net Realized and Unrealized Loss	(35,370,190)

Net Decrease in Net Assets Resulting from Operations	$(9,871,031)

See notes to financial statements.

Certified Annual Report    31

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$25,499,159	$25,277,295
Net realized gain (loss) on investments	1,075,284	2,323,034
Net unrealized appreciation (depreciation) on investments	(36,445,474)	35,830,543

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,871,031)	63,430,872

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(10,928,600)	(12,120,165)
Class C Shares	(3,566,005)	(3,778,248)
Class I Shares	(11,004,554)	(9,378,882)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(11,257,015)	56,002,136
Class C Shares	(4,502,452)	38,025,992
Class I Shares	98,257,908	120,086,204

Net Increase in Net Assets	47,128,251	252,267,909

NET ASSETS
Beginning of Year	992,041,189	739,773,280

End of Year	$1,039,169,440	$992,041,189

Distribution in excess of net investment income	$(3,781)	$(3,781)

See notes to financial statements.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$1,015,695,240	$—	$1,015,695,240	$—

Total Investments in Securities	$1,015,695,240	$—	$1,015,695,240	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

Fund that it earned net commissions aggregating $5,924 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,331 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C expenses do not exceed 1.24%. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $105,828 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $25,522.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,965,417	$84,404,539	7,619,891	$106,230,975
Shares issued to shareholders in reinvestment of dividends	669,580	9,424,691	644,066	8,991,046
Shares repurchased	(7,502,932)	(105,086,245)	(4,246,912)	(59,219,885)

Net increase (decrease)	(867,935)	$(11,257,015)	4,017,045	$56,002,136

Class C Shares
Shares sold	2,531,450	$35,950,972	3,973,096	$55,487,969
Shares issued to shareholders in reinvestment of dividends	207,139	2,919,971	195,519	2,733,791
Shares repurchased	(3,093,344)	(43,373,395)	(1,444,650)	(20,195,768)

Net increase (decrease)	(354,755)	$(4,502,452)	2,723,965	$38,025,992

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	17,143,818	$240,924,202	11,479,675	$160,071,744
Shares issued to shareholders in reinvestment of dividends	580,482	8,138,676	424,006	5,917,617
Shares repurchased	(10,756,211)	(150,804,970)	(3,290,060)	(45,903,157)

Net increase (decrease)	6,968,089	$98,257,908	8,613,621	$120,086,204

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $404,513,107 and $278,715,191, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$986,975,966

Gross unrealized appreciation on a tax basis	$34,644,417
Gross unrealized depreciation on a tax basis	(5,925,143)

Net unrealized appreciation (depreciation)on investments (tax basis)	$28,719,274

During the year ended September 30, 2013, the Fund utilized $1,075,284 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2013, the Fund had cumulative tax basis capital losses of $745,825 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire in 2019.

At September 30, 2013, the Fund had $246,350 tax basis undistributed net tax-exempt income and no net ordinary investment income or tax basis undistributed capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$25,374,964	$25,125,981
Ordinary income	124,195	151,314

Total	$25,499,159	$25,277,295

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37	0.92	0.92	0.92	(0.91)	29.18	$429,941
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88	0.93	0.93	0.93	7.69	16.94	$456,527
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59	0.95	0.95	0.95	3.27	18.33	$381,839
2010(b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68	0.97	0.97	0.97	5.61	9.87	$409,844
2009(b)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26	0.98	0.98	0.98	12.12	15.15	$337,037
Class C Shares
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05	1.24	1.24	1.30	(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56	1.24	1.24	1.31	7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29	1.24	1.24	1.32	3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39	1.24	1.24	1.73	5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99	1.24	1.24	1.76	11.90	15.15	$80,571
Class I Shares
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68	0.61	0.61	0.61	(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18	0.61	0.61	0.61	7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90	0.63	0.63	0.63	3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99	0.65	0.65	0.65	5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59	0.66	0.66	0.68	12.56	15.15	$125,709

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

38 Certified Annual Report	Certified Annual Report 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

40    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including
(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$978.90	$4.60
Hypothetical*	$1,000.00	$1,020.42	$4.69
Class C Shares
Actual	$1,000.00	$981.10	$6.16
Hypothetical*	$1,000.00	$1,018.85	$6.27
Class I Shares
Actual	$1,000.00	$977.40	$3.05
Hypothetical*	$1,000.00	$1,021.98	$3.12

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    41

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index

and Consumer Price Index (September 30, 2003 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	(2.89)%	5.05%	3.58%	4.97%
C Shares (Incep: 9/1/94)	(1.80)%	5.18%	3.51%	4.20%
I Shares (Incep: 7/5/96)	(0.53)%	5.82%	4.13%	4.74%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

42    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

44    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    45

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Fund of $25,374,964 (or the maximum allowed) are tax exempt dividends and $124,195 are taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the evaluation of the Advisor’s performance, and to discuss the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

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OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive investment returns in accordance with expectations in nine of ten years, that the Fund’s return for the most recent calendar year had been comparable to the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in eight of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s annualized investment returns fell within the top quartile of performance for the first fund category for the three-year and five-year periods ended with the second quarter of the current year and fell within or near the top decile of the category for the year-to-date and one-year periods, and that the Fund’s annualized returns also fell within or near the top decile of performance for the second fund category for the same periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment manage-

Certified Annual Report    47

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2013 (Unaudited)

ment clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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TH079

Thornburg Investment Management®

Thornburg
Strategic Municipal Income Fund

Informational Brochure and Annual Report – September 30, 2013
Includes All Share Classes

1040
U.S. Individual Income Tax Return
2008
Department of the Treasury—Internal Revenue Service
Label
Presidential Election Campaign
Filing Status
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Thornburg Strategic Municipal Income Fund

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the Prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions.

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core Personal Consumption Expenditure Price Index – A measure of the Personal Consumption Expenditure Price Index that excludes the more volatile and seasonal food and energy prices.

Personal Consumption Expenditure Price Index (PCEPI) – This index is one measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCEPI covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION,

CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG STRATEGIC MUNICIPAL INCOME FUND

The Thornburg Strategic Municipal Income Fund differentiates itself in four ways from other general municipal funds.

•	First, it has a more flexible mandate; we go where we perceive value. This allows us to search various sectors, issuers, credit qualities, geographic areas, and segments of the yield curve.

•	Second, we don’t have a legacy of bonds purchased prior to the credit meltdown of 2007–2008.

•	Third, the Fund does not use leverage, as do many high-yield muni funds.

•

Finally, we believe that we can apply some of the risk-management skills we have demonstrated in our investment grade funds. Our portfolio managers have over 55 years of combined experience in the municipal market.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 4/1/09)
Without sales charge	(2.21)%	4.17%	8.63%
With sales charge	(4.17)%	3.47%	8.15%

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thorn-burg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, so that actual expenses for Class A shares do not exceed 1.25%.

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
2.90%	2.53%

Without fee waivers and expense reimburse- ments, the 30-day SEC Yield would have been 2.45% and the Annualized Distribution Yield would have been 2.82%.

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	190

Effective Duration	6.3Yrs

Average Maturity	12.1Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

This page is not part of the Annual Report.    5

Thornburg Strategic Municipal Income Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2013

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 77 cents to $14.40 per share during the fiscal year. If you were with us for the entire period, you received dividends of 41.1 cents per share. If you reinvested your dividends, you received 41.6 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund outperformed the Index with a total return of negative 2.21% at NAV for the fiscal year ended September 30, 2013, compared to the negative 2.75% total return for the BofA Merrill Lynch U.S. Municipal Master Index. The Fund generated 1.92% less price decline and 1.38% less income than the benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Our interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.60% of relative price performance. Our sector allocations subtracted 1.37% of relative price performance, our overweight to lower credit quality securities subtracted 1.57% of relative price performance compared to the benchmark, and our underweight to securities priced well above par added 2.21%. Other risk factors subtracted another 0.68% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 30, 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint

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LETTER TO SHAREHOLDERS,

CONTINUED

recovery with little inflation. Investors must ask themselves: Why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”

Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013, to a high of 2.99% on September 5, 2013.

On September 18, 2013, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook – including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective – were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates

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LETTER TO SHAREHOLDERS,

CONTINUED

may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed income markets.

Chart I: Changes in AAA General Obligation Municipal Yield Curve

9/30/2012 – 9/30/2013

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013 and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Some of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the impact of this type of investor

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

behavior. If inflation is the worst enemy of the fixed income investor, then it can be used as an input to a relative-value measure of fixed-income securities. That relative measure is referred to as real yield. The real yield of a fixed income security is arrived at by subtracting an inflation measure (in this case, the Core Personal Consumption Expenditure Price Index, which is the Fed’s favored inflation measure) from the yield of that instrument. Chart II shows the real yield of a 30-year AAA-rated general obligation municipal bond from June 1, 1994 through August 31, 2013.

Chart II: 30-Year AAA GO Real Yield (using Core PCE)

6/1/1994 – 8/31/2013

On November 30, 2012, the real yield of a generic 30-year AAA general obligation municipal bond was 0.83%, versus a long-term average of 3.04%. That is the “richest” level for the time series. In plain English: this means that after adjusting for inflation, investors in 30-year AAA-rated general-obligation bonds were only earning 0.83% of purchasing power on any purchase made on that date. Over the long term, investors typically earned 3.04% above the inflation rate in purchasing power. By August 31, 2013 (the last available data point), as inflation came down and yields increased, the real yield of the 30-year AAA-rated general obligation municipal bond reached a fairer value of 3.51%. So, how can yields increase in a slow growth, low inflation environment? This conundrum is answered by the acute over-valuation levels reached at the middle of the fiscal year. Investors, in their search for income, pushed fixed-income security prices to unsustainably high levels that needed to be corrected, and they were.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

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LETTER TO SHAREHOLDERS,

CONTINUED

•	Bloomberg State Stock Index

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It ranged from a 7.4% increase to an 8.1% decrease. For the comparable period of the second quarter of 2011 through the second quarter of 2012, the average was a decrease of 0.87%, with a range from an increase of 11.5% to a decrease of 9.0%. State pension funds are still wrestling with issues: median funding levels have gone from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests a funding level of 80% is adequate).

Against this backdrop, several high profile “credit events” have taken place in the municipal bond market over the course of the fiscal year. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. The Thornburg Strategic Municipal Income Fund does not own any Detroit general-obligation bonds. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, at 84% and $70,000, respectively.

The Thornburg Strategic Municipal Income Fund has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75% to 77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We will continue to rely on that same fundamental, bottom-up credit research to determine what securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

Certified Annual Report    11

LETTER TO SHAREHOLDERS,

CONTINUED

Conclusion

Your Thornburg Strategic Municipal Income Fund will continue to search for undervalued securities that provide you with the right combination of reward potential for the risks assumed. Contrary to our practice with the core Thornburg municipal bond funds, we do not ladder this portfolio. We recognize that fiscal 2013 has been a tough one for fixed-income investors. In the long term, having a personal portfolio of stocks, fixed-income securities, and money market equivalents can provide investors with well-diversified returns. Investors should be mindful that these diversification effects are only achieved over relatively long time periods. Having a short-term investment horizon can lead to increased volatility and disappointing results. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

12    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.61%
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	$1,000,000	$1,001,420

ARIZONA — 0.95%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB+/Baa1	500,000	515,260
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	405,000	399,549
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	628,037

CALIFORNIA — 14.69%
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA-/A2	830,000	444,108
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	1,500,000	1,698,120
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	400,995
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	1,175,000	1,226,900
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	560,000	528,618
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/Baa1	1,000,000	1,171,920
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A-/A2	1,000,000	1,064,800
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services- Offices Renovation)	A-/A2	100,000	113,537
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	200,000	200,168
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	995,000	976,274
Calipatria USD GO, 4.00% due 8/1/2017 (Educational Facilities; Insured: AMBAC)	NR/NR	150,000	150,644
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,425,000	1,097,700
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	557,335
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	993,340
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A/NR	1,000,000	1,041,860
City of Santa Monica, 4.00% due 1/1/2017 (Hyperion Project-Wastewater Enterprise; Insured: Natl-Re)	AAA/Aa2	75,000	75,197
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA-/A1	1,750,000	1,785,157
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	657,140
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A/NR	650,000	672,860
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,500,000	2,541,775

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2014 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	A/NR	$75,000	$77,217
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2015 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	A/NR	50,000	52,385
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	A/Baa1	200,000	209,294
[a] M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,152,930
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	910,487
Riverside Community College District GO, 5.00% due 8/1/2021 (Insured: AGM)	AA/Aa2	150,000	161,894
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A/A2	535,000	376,035
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/Baa1	1,025,000	652,023
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	274,588
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	557,690
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,017,570
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA-/NR	100,000	100,374
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	503,945
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	475,324

COLORADO — 4.48%
Colorado Housing & Finance Authority, 0% due 9/1/2014 (ETM)	NR/Aa1	200,000	199,492
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,494,100
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	448,429
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	575,391
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	920,000	943,442
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	236,968
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	415,072
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	700,000	779,436
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	297,105
Regional Transportation District COP, 4.50% due 6/1/2016 pre-refunded 6/1/2012 (Transit Vehicles Project; Insured: AMBAC)	A-/Aa3	350,000	373,982
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	529,510

CONNECTICUT — 1.71%
Borough of Naugatuck COP, 5.00% due 6/15/2017 (Incineration Facilities; Insured: AMBAC) (AMT)	NR/Aa3	775,000	780,100
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,016,880
State of Connecticut GO Floating Rate Note, 0.59% due 9/15/2017 (Public Improvements)	AA/Aa3	1,000,000	993,260

DELAWARE — 1.24%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BB+/NR	1,000,000	1,020,530
Delaware HFA, 5.50% due 6/1/2024 (Beebe Medical Center)	BBB-/Baa3	1,000,000	1,006,220

DISTRICT OF COLUMBIA — 0.45%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA-/A3	1,500,000	728,730

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
FLORIDA — 6.42%
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	$1,245,000	$1,328,340
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,909,733
County of Orange, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	383,813
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa1	1,000,000	1,033,930
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	342,717
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,170,884
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	501,065
Sarasota County Public Hospital Board, 4.92% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	1,000,000	1,013,090
School Board of Marion County COP, 5.25% due 6/1/2022 (Educational Facilities; Insured: AMBAC)	NR/A1	1,000,000	1,063,950
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement Communities Project)	NR/NR	230,000	232,364
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	A/Baa1	1,000,000	1,080,070
University of Southern Florida Financing Corp. COP, 5.00% due 7/1/2021 (Student Housing & Parking Facilities; Insured: AMBAC)	A/A1	375,000	401,539

GEORGIA — 1.88%
City of Atlanta, 6.25% due 11/1/2034 (Water and Wastewater Capital Improvement Program)	A+/Aa3	500,000	571,185
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,151,330
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A2	515,000	569,909
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	386,712
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	384,566

GUAM — 1.95%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	521,815
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,034,250
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	547,908
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA-/A2	1,000,000	1,076,940

ILLINOIS — 8.15%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA-/A2	365,000	390,897
City of Chicago, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	802,512
City of Chicago, 5.25% due 1/1/2016 (Municipal Residential Street Improvements; Insured: AMBAC)	AA+/Baa1	800,000	803,120
City of Chicago, 5.75% due 1/1/2021 (O’Hare International Airport Capital Improvement Program; Insured: AGM) (AMT)	AA-/A2	3,000,000	3,035,520
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,015,660
City of Chicago, 5.00% due 1/1/2035 (Midway Airport Development Plan; Insured: Natl-Re)	A/A2	1,055,000	1,057,458
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA-/A2	475,000	487,697
Cook County GO, 5.25% due 11/15/2033	AA/A1	1,000,000	1,005,250
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	340,837
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,545,000	1,661,756
Kane County Community Unit School District No. 101 GO, 5.00% due 1/1/2017 (Educational Facilities; Insured: AGM)	NR/Aa2	100,000	109,357

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/Baa1	$1,500,000	$1,465,365
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa1	250,000	270,748
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa1	410,000	488,699
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/Baa1	570,000	341,800

INDIANA — 3.10%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	1,000,000	1,005,050
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB-/B1	3,000,000	3,025,830
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,016,780

KANSAS — 0.76%
City of Wichita MFR, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	330,000	324,377
City of Wichita MFR, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	752,480
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA/NR	150,000	157,197

KENTUCKY — 1.80%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A-/Baa1	540,000	570,467
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	715,000	523,752
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	2,650,000	1,832,448

LOUISIANA — 1.60%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA-/A3	120,000	120,276
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	502,170
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,000,000	1,991,360

MASSACHUSETTS — 0.24%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	370,000	393,976

MICHIGAN — 9.11%
City of Detroit, 0% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	100,000	80,848
City of Detroit, 5.00% due 7/1/2017 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	100,000	100,426
City of Detroit, 0% due 7/1/2018 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	330,000	251,130
City of Detroit, 5.00% due 7/1/2018 (Water Supply System; Insured: Natl-Re)	A/Baa1	350,000	350,599
City of Detroit, 5.00% due 7/1/2020 (Water Supply System; Insured: Natl-Re)	A/Baa1	1,000,000	992,020
City of Detroit, 5.25% due 7/1/2021 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	200,000	199,996
City of Detroit, 5.00% due 7/1/2022 (Water Supply System; Insured: Natl-Re)	A/Baa1	260,000	252,801
City of Detroit, 5.25% due 7/1/2023 (Sewage Disposal System; Insured: Natl-Re)	A/Baa1	180,000	176,888
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	991,910
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,013,100
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,092,322
[b] County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,010,400
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA-/Aa2	1,000,000	1,045,860
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA-/A1	225,000	226,523
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,000,000
Michigan Finance Authority, 8.125% due 4/1/2041 (Hope Academy Project)	NR/NR	990,000	1,057,419
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	671,388

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	$1,050,000	$1,066,327
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	214,812
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Southshore Medical Center)	A/A2	650,000	665,931
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A/A2	1,000,000	1,019,540
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl- Re/AMBAC)	NR/NR	250,000	305,743
School District of the City of Detroit, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,055,690

MINNESOTA — 0.95%
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2023 (Airport, Marina & Port Improvements; Insured: AMBAC) (AMT)	AA+/Aa1	1,000,000	1,045,300
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A-/A2	115,000	121,040
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	377,658

MISSISSIPPI — 0.09%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	146,125

MISSOURI — 2.24%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project- Public Improvements)	NR/NR	1,170,000	1,220,474
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,432,705

NEVADA — 0.93%
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	700,000	711,354
Redevelopment Agency of the City of Mesquite, 7.125% due 6/1/2021 (Public Facility and Redevelopment Projects)	BBB+/NR	300,000	303,882
Redevelopment Agency of the City of Mesquite, 7.375% due 6/1/2024 (Public Facility and Redevelopment Projects)	BBB+/NR	500,000	506,030

NEW JERSEY — 0.46%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	741,015

NEW MEXICO — 0.64%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	BBB+/Baa1	1,000,000	1,036,190

NEW YORK — 0.46%
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA-/A1	400,000	427,232
New York State Dormitory Authority, 5.00% due 7/1/2016 (David Axelrod Institute for Public Health)	AA-/Aa3	315,000	325,175

NORTH CAROLINA — 0.27%
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 (Progress Energy Carolinas, Inc. Initial Project Acquisition; Insured: AMBAC)	A-/NR	410,000	446,531

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OHIO — 2.89%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	$500,000	$570,675
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: FifthThird Bank)	BBB+/NR	270,000	270,184
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	1,000,000	1,054,830
Ohio State Air Quality Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	100,000	103,089
Ohio Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,073,180
Ohio Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,359,693
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	270,102

OREGON — 0.91%
City of Portland, 6.05% due 11/1/2034 (Multifamily Housing-Pacific Tower Apartments) (AMT)	NR/Baa1	490,000	481,949
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration Project; Insured: ACA)	NR/NR	1,000,000	1,006,270

OTHER – EXCHANGE-TRADED FUND — 3.08%
iShares National AMT-Free Muni Bond Exchange Traded Fund	NR/NR	48,000	5,015,520

PENNSYLVANIA — 5.01%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	988,655
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A+/A2	2,000,000	2,051,420
Pennsylvania Economic Development Financing Authority, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	457,493
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,775,916
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	1,848,080
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,038,460

RHODE ISLAND — 0.47%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	AA-/NR	315,000	364,370
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	AA-/NR	350,000	395,972

SOUTH DAKOTA — 0.72%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	412,676
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	761,573

TENNESSEE — 0.39%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BBB/Baa3	100,000	104,230
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa2	500,000	532,120

TEXAS — 12.96%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	725,069
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	598,374
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB-/NR	2,665,000	2,674,620

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Commissioners Court of Bexar County, 5.00% due 6/15/2018 (County Highway Construction and Maintenance)	AA+/Aaa	$200,000	$215,520
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	547,400
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,039,680
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	44,373
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,070,800
State of Texas, 2.00% due 8/28/2014 (General Revenue Fund-Cash Flow Management)	SP-1+/Mig1	3,500,000	3,557,645
Tarrant County Cultural Educational Facilities Finance Corp., 0.07% due 10/1/2041 put 10/1/2013 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	5,630,000	5,630,000
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	1,165,000	1,514,710
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	105,402
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	670,000	686,984
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	159,106
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,490,108
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,045,330

U.S. VIRGIN ISLANDS — 0.41%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	548,285
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	120,000	120,262

UTAH — 0.81%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,061,530
State Board of Regents of the State of Utah, 4.00% due 11/1/2013 (Student Loans)	AAA/Aaa	250,000	250,825

VIRGINIA — 1.05%
City of Lexington IDA, 5.375% due 1/1/2028 (Residential Care Facility-Kendal at Lexington)	NR/NR	1,000,000	964,700
Virginia Housing Development Authority GO, 4.66% due 1/1/2027 (Low-Moderate Income Mortgage Loan Program) (AMT)	AAA/Aaa	200,000	200,818
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 pre-refunded 7/1/2014 (Hampton RDS Proton)	NR/NR	500,000	539,475

WASHINGTON — 1.58%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,550,891
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A2	1,000,000	1,024,420

TOTAL INVESTMENTS — 95.46% (Cost $150,439,207)			$155,487,234
OTHER ASSETS LESS LIABILITIES — 4.54%			7,396,951

NET ASSETS — 100.00%			$162,884,185

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

20    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2013

ASSETS
Investments at value (cost $150,439,207) (Note 2)	$155,487,234
Cash	5,976,507
Receivable for investments sold	930,880
Receivable for fund shares sold	192,570
Interest receivable	2,097,063
Prepaid expenses and other assets	22,377

Total Assets	164,706,631

LIABILITIES
Payable for investments purchased	981,710
Payable for fund shares redeemed	622,095
Payable to investment advisor and other affiliates (Note 3)	124,582
Accounts payable and accrued expenses	59,166
Dividends payable	34,893

Total Liabilities	1,822,446

NET ASSETS	$162,884,185

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,622
Net unrealized appreciation	5,048,027
Accumulated net realized gain (loss)	610,543
Net capital paid in on shares of beneficial interest	157,221,993

$162,884,185

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($52,278,013 applicable to 3,631,605 shares of beneficial interest outstanding - Note 4)	$14.40
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.69

Class C Shares:
Net asset value and offering price per share* ($21,344,301 applicable to 1,481,178 shares of beneficial interest outstanding - Note 4)	$14.41

Class I Shares:
Net asset value, offering and redemption price per share ($ 89,261,871 applicable to 6,194,914 shares of beneficial interest outstanding - Note 4)	$14.41

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income	$2,238
Interest income (net of premium amortized of $945,221)	7,262,421

Total Income	7,264,659

EXPENSES
Investment advisory fees (Note 3)	1,366,892
Administration fees (Note 3)
Class A Shares	78,159
Class C Shares	30,793
Class I Shares	47,545
Distribution and service fees (Note 3)
Class A Shares	156,317
Class C Shares	147,807
Transfer agent fees
Class A Shares	32,627
Class C Shares	18,193
Class I Shares	38,926
Registration and filing fees
Class A Shares	27,482
Class C Shares	22,490
Class I Shares	29,080
Custodian fees (Note 3)	61,891
Professional fees	47,538
Accounting fees	6,082
Trustee fees	6,726
Other expenses	32,913

Total Expenses	2,151,461
Less:
Expenses reimbursed by investment advisor (Note 3)	(81,087)
Fees paid indirectly (Note 3)	(4,204)

Net Expenses	2,066,170

Net Investment Income	5,198,489

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	610,582
Net change in unrealized appreciation (depreciation) on investments	(9,694,162)

Net Realized and Unrealized Loss	(9,083,580)

Net Decrease in Net Assets Resulting from Operations	$(3,885,091)

See notes to financial statements.

22    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,198,489	$4,940,467
Net realized gain (loss) on investments	610,582	431,431
Net unrealized appreciation (depreciation) on investments	(9,694,162)	10,241,692

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,885,091)	15,613,590

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,710,530)	(1,821,624)
Class C Shares	(600,810)	(577,455)
Class I Shares	(2,887,149)	(2,541,388)
From realized gains
Class A Shares	(158,051)	(35,959)
Class C Shares	(57,504)	(13,233)
Class I Shares	(215,913)	(48,816)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(10,039,182)	21,540,065
Class C Shares	(880,639)	6,778,829
Class I Shares	1,965,732	32,570,889

Net Increase (Decrease) in Net Assets	(18,469,137)	71,464,898

NET ASSETS
Beginning of Year	181,353,322	109,888,424

End of Year	$162,884,185	$181,353,322

Undistributed net investment income	$3,622	$3,622

See notes to financial statements.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value. Exchange-traded funds are primarily valued using the closing price on the valuation date.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$150,471,714	$—	$150,471,714	$—
Exchange-Traded Funds	5,015,520	5,015,520	—	—

Total Investments in Securities	$155,487,234	$5,015,520	$150,471,714	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

that it earned net commissions aggregating $720 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,854 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class C expenses do not exceed 1.25% and 1.55%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $33,445 for Class A shares and $43,463 for Class C shares and voluntarily reimbursed $4,179 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For year ended September 30, 2013, fees paid indirectly were $4,204.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,268,566	$19,218,808	2,136,532	$31,110,750
Shares issued to shareholders in reinvestment of dividends	112,412	1,684,533	97,853	1,436,857
Shares repurchased	(2,064,383)	(30,942,523)	(750,631)	(11,007,542)

Net increase (decrease)	(683,405)	$(10,039,182)	1,483,754	$21,540,065

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	466,350	$7,039,591	727,947	$10,720,340
Shares issued to shareholders in reinvestment of dividends	36,935	553,550	28,039	412,028
Shares repurchased	(571,287)	(8,473,780)	(296,969)	(4,353,539)

Net increase (decrease)	(68,002)	$(880,639)	459,017	$6,778,829

Class I Shares
Shares sold	2,115,021	$31,792,973	3,079,352	$45,330,018
Shares issued to shareholders in reinvestment of dividends	186,468	2,792,658	144,496	2,125,272
Shares repurchased	(2,192,296)	(32,619,899)	(1,027,578)	(14,884,401)

Net increase (decrease)	109,193	$1,965,732	2,196,270	$32,570,889

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $62,303,169 and $63,511,231, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$150,439,207

Gross unrealized appreciation on a tax basis	$5,925,143
Gross unrealized depreciation on a tax basis	(877,116)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,048,027

For the year ended September 30, 2013, the Fund had $38,515 of tax basis undistributed net tax-exempt income, $610,543 of tax basis undistributed capital gains and no undistributed net ordinary investment income.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$5,112,447	$4,841,870
Ordinary income	474,043	98,597
Capital gains	43,467	98,008

Total	$5,629,957	$5,038,475

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(c)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
Class C Shares
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(c)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(e)	18.58	14.37	$3,684
Class I Shares
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(c)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on April 1, 2009.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$963.10	$6.15
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$961.10	$7.61
Hypothetical*	$1,000.00	$1,017.30	$7.83
Class I Shares
Actual	$1,000.00	$963.90	$4.78
Hypothetical*	$1,000.00	$1,020.20	$4.92

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.97%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 4/1/09)	(4.17)%	3.47%	8.15%
C Shares (Incep: 4/1/09)	(3.07)%	3.86%	8.33%
I Shares (Incep: 4/1/09)	(1.92)%	4.46%	8.94%
BofA Merrill Lynch Municipal Master Index (Since: 4/1/09)	(2.75)%	3.28%	5.84%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00% . Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc.–International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trusteeserves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013 dividends paid by the Fund of $5,112,447 (or the maximum allowed) are tax exempt dividends, $474,043 are taxable ordinary investment income dividends, and $43,467 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the three full calendar years since the Fund’s inception, which showed that the Fund’s investment return was lower in 2012 than the average return of the mutual fund category for which calendar year data was presented, was higher in 2011 and was comparable in 2010 to the average return of the category. Other noted quantitative data showed that the Fund’s annualized investment returns fell in the top decile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year, fell in the third quartile for the one-year period and fell above the midpoint of performance for the category for the three-year period, and that the Fund’s annualized investment returns fell within or immediately below the top decile of performance for the second fund category for the year-to-date, one-year and three-year periods ended with the second quarter of the current year.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was somewhat higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was higher than the median and slightly higher than the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2013 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, comparisons of fees and costs charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

40    Certified Annual Report

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Thornburg
California Limited Term Municipal Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

4    This page is not part of the Annual Report.

THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market condi- tions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A Shares from February 19, 1987 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	0.28%	2.66%	4.33%	3.16%	4.60%
With sales charge	(1.22)%	2.16%	4.02%	3.01%	4.54%

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
1.80%	0.92%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	291

Effective Duration	3.5Yrs

Average Maturity	4.4Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg California Limited Term Municipal Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2013

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 21 cents to $13.54 per share during the fiscal year ended September 30, 2013. If you were with us for the entire period, you received dividends of 24.0 cents per share. If you reinvested your dividends, you received 24.2 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund outperformed the Index with a total return of 0.28% at NAV for the fiscal year ended September 30, 2013, compared to the negative 0.20% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 2.83% less price decline and 2.35% less income than its benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, subtracted 0.13% of relative price performance. Our sector allocations added 1.87% of relative price performance, and our overweight to lower-credit-quality securities added 0.19% of relative price performance, compared to its benchmark. Other risk factors accounted for another 0.89% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the national economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 30, 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint recovery with little inflation. Investors must ask themselves: Why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed-income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed

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securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around mid-year. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”

Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013, to a high of 2.99% on September 5, 2013.

On September 18, 2013, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook – including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective – were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative

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returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed income markets.

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013 and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Some of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I: Changes in AAA General Obligation Municipal Yield Curve

9/30/2012 – 9/30/2013

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the yield difference between a 5-year maturity AAA-rated general-obligation municipal bond and a 10-year maturity AAA-rated general-obligation bond. This difference in yield between long and shorter maturities is the slope of the yield curve. At the beginning of the fiscal year, an investor earned an extra 1.06% by investing in a 10-year, AAA-rated security versus a 5-year AAA-rated security. That difference decreased to 0.77% by the end of November 2012 as investors clamored for more income, under the impression that the Fed’s stimulative quantitative easing program (QE3) would remain intact for a prolonged period of time. In June, after the Fed announced its intent to taper purchases, longer-maturity yields increased more

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LETTER TO SHAREHOLDERS,

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than shorter-term securities, and the difference in yield increased to 1.55% on August 30, 2013. On September 18, 2013, when the Fed surprised the market, longer-maturity bonds decreased in yield more than shorter-maturity bonds, and this yield difference decreased to 1.30% by fiscal year end. On an all-in basis, the 10-year maturity AAA-rated general obligation municipal bond increased in yield 0.24% more than the 5-year AAA-rated general obligation municipal bond.

Chart II: 5-10 Year AAA General Obligation Yield Curve Slope

6/3/1994 – 8/31/2013

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It ranged from a 7.4% increase to an 8.1% decrease. California’s overall reading is 6.3%, putting it at number five among the states. For the comparable period of the second quarter of 2011 through the second quarter of 2012, the average was a decrease of 0.87%, with a range from an increase of 11.5% to a decrease of 9.0%. California had a score of 0.01%, putting it in 18th place. State pension funds are still wrestling with issues: median funding levels have gone from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests a funding level of 80% is adequate). California’s pension system was 78.4% funded for 2011, down from 87.4% funded in 2007. At the current level, California’s pension system ranks 20th among the states in overall funding levels. At this writing, the city of Stockton has reached a settlement with the majority of its creditors, one that has has left many important questions unanswered. Reuters recently reported that Stockton has reached compromises with several of its major creditors:

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“The deals also could avert a major court fight promised by the creditors, bond insurers that led opposition to Stockton’s bankruptcy and who had threatened to drag the state pension fund Calpers into their fight with the city.”

In our estimation, these deals do not solve the city’s underlying financial problems, and leave the issue of how pensions and bonds are to be treated to the litigation surrounding Detroit’s Chapter 9 filing.

Several high-profile out-of-state “credit events” took place in the municipal bond market over fiscal year 2013. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, 84% and $70,000, respectively.

The Thornburg California Limited Term Municipal Fund has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75% to 77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We continue to rely on that same fundamental, bottom-up credit research to determine which securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

In contrast, California has not fallen into the financial equivalent of the Pacific Ocean. In fact, another Barron’s cover story reads:

“California has undergone a dramatic fiscal turnaround, as projected annual budget deficits of $20 billion – out of total spending of almost $100 billion – have melted away. California got a lift from a huge income-tax hike approved by voters last November.”

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Conclusion

Your Thornburg California Limited Term Municipal Fund currently maintains a laddered portfolio structure of 144 municipal obligors. This structure has the potential to maximize an investor’s income. By our calculations, laddering outperforms the other bullet and barbell structures two-thirds of the time.1 This approach effectively manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Chart I illustrates that yield changes are not uniform across the California Limited Term Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Chart III: Percent of Portfolio Maturing

We recognize that fiscal 2013 has been a tough one for fixed income investors. We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

1	For a copy of the study, go to www.thornburg.com/whyladder

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,086,676
[a] Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	465,368
[a] Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	874,777
[a] Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	844,117
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facility Capital Projects)	AA/Aa3	1,000,000	1,157,700
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa1	1,150,000	1,168,434
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	445,000	464,024
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	820,000	850,955
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA-/A2	3,000,000	2,096,130
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,306,943
Bay Area Toll Authority, 0.77% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	4,996,650
Bay Area Water Supply & Conservation Agency, 1.00% due 10/1/2014 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,008,060
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,033,610
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,246,515
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,137,680
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	3,060,000	3,312,542
California Education Notes Program, 2.00% due 1/31/2014 (School Districts Capital Program Cash Flow Management)	SP-1+/NR	13,340,000	13,421,641
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,759,281
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,692,799
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,663,628
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,269,540
California HFFA, 5.25% due 10/1/2013 (Providence Health and Services)	AA/Aa2	650,000	650,091
California HFFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,561,230
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,475,000	2,636,593
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA/Aa2	1,100,000	1,282,325
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A/NR	2,715,000	3,122,494
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA/Aa2	1,000,000	1,207,660
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,383,114
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	A/NR	1,460,000	1,621,359
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,324,875

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California HFFA, 5.25% due 3/1/2022 (Catholic HealthCare West Health Facilities)	A/A3	$1,000,000	$1,132,200
California HFFA, 5.125% due 7/1/2022 (Catholic Healthcare West Health Facilities)	A/A3	1,865,000	1,992,230
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA/Aa3	3,000,000	3,016,320
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,122,110
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic HealthCare West Health Facilities)	A/A3	2,000,000	2,067,060
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,413,220
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,712,650
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	164,025
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	174,906
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	135,733
California Pollution Control Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric; Insured: Natl-Re)	A/A2	55,000	57,012
California Pollution Control Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	275,000	285,062
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	2,820,000	3,022,222
California School Cash Reserve Program Authority, 2.00% due 10/1/2013 (Series AA School Districts Educational Purposes)	SP-1+/NR	500,000	500,025
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/A2	1,580,000	1,586,541
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,013,770
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	507,530
California State Department of Veterans Affairs GO, 4.40% due 12/1/2022 (Farm and Home Purchase Program) (AMT)	AA/Aa2	650,000	657,124
California State Department of Water Resources, 5.00% due 5/1/2014 (DWR Power Supply Program)	AA-/Aa3	1,000,000	1,028,000
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	5,000,000	5,372,700
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA-/Aa3	3,400,000	3,653,436
California State Economic Recovery GO, 5.25% due 7/1/2014 (Insured; Natl-Re)	A+/Aa2	1,045,000	1,084,919
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa2	585,000	606,610
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa2	3,000,000	3,519,840
California State Housing Finance Agency, 3.80% due 2/1/2014 (Single Family Housing)	BBB/Baa2	770,000	774,682
California State Housing Finance Agency, 5.00% due 2/1/2014 (Single Family Housing) (AMT)	BBB/Baa2	1,020,000	1,026,038
California State Housing Finance Agency, 4.85% due 8/1/2016 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	1,000,000	1,060,890
California State Housing Finance Agency, 5.00% due 8/1/2017 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	980,000	996,425
California State Housing Finance Agency, 5.125% due 8/1/2018 (Single Family Housing; Insured: AGM) (AMT)	AA-/A2	1,000,000	1,015,110
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	742,071
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A/NR	1,000,000	1,123,810
California State Public Works Board, 5.25% due 10/1/2013 (California State University)	A-/Aa3	500,000	500,070
California State Public Works Board, 5.25% due 11/1/2014 (University of California; Insured: Natl-Re)	AA-/Aa2	1,000,000	1,054,190
California State Public Works Board, 5.25% due 12/1/2014 (California Community Colleges)	A-/A2	1,525,000	1,531,069
California State Public Works Board, 5.00% due 1/1/2015 (Correctional Facilities Improvements; Insured: AMBAC)	A-/A2	2,000,000	2,118,480
California State Public Works Board, 5.00% due 11/1/2015 (University of California)	AA-/Aa2	1,000,000	1,049,760

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A-/Aa3	$1,000,000	$1,126,940
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re)	AA-/Aa2	1,185,000	1,394,307
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A-/A2	1,635,000	1,870,947
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A-/A2	2,500,000	2,894,575
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A-/A2	565,000	649,835
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A-/A2	1,950,000	2,244,801
California State Public Works Board, 5.00% due 11/1/2022 (Correctional Facilities Improvements)	A-/A2	1,500,000	1,730,325
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A-/A2	1,200,000	1,367,016
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A-/A2	1,400,000	1,603,966
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A-/A2	7,200,000	8,256,384
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A-/A2	1,000,000	1,131,760
California Statewide Communities Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A/NR	750,000	782,887
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,301,970
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,445,000	1,446,214
California Statewide Communities Development Authority, 3.90% due 8/1/2031 put 7/1/2014 (Kaiser Foundation Hospitals)	A+/NR	800,000	817,472
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	5,000,000	2,263,300
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,186,164
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	A+/NR	2,810,000	2,354,527
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,017,400
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	AA-/A1	1,000,000	1,077,160
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/A1	500,000	591,070
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,304,541
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,177,680
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue- Public Utilities Commission Office Project)	AA-/Aa3	200,000	224,278
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl-Re)	AA-/Aa3	300,000	311,724
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Ave-Public Utilities Commission Office Project)	AA-/Aa3	700,000	779,310
City and County of San Francisco Redevelopment Agency, 5.25% due 8/1/2014 (San Francisco Redevelopment Project; Insured: Natl-Re)	A/Baa1	2,000,000	2,007,420
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Project; Insured: AGM)	AA-/A1	1,730,000	1,963,031
City of Burbank, 5.00% due 6/1/2015 (Burbank Water and Power System)	AA-/A1	750,000	806,902
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	556,380
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,142,600
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	418,086
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	737,025
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa3	3,000,000	2,998,440
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,451,684
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	624,597
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	720,000	815,573
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,117,800
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	782,384

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	$1,100,000	$1,204,456
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,064,183
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa3	2,880,000	2,969,482
City of Manteca, 2.00% due 12/1/2013 (Wastewater and Sewer System)	AA-/Aa3	425,000	426,288
City of Manteca, 2.00% due 7/1/2014 (Water Supply System)	AA-/A1	450,000	455,819
City of Manteca, 3.00% due 12/1/2015 (Wastewater and Sewer System)	AA-/Aa3	280,000	294,056
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	326,259
City of Manteca, 3.00% due 12/1/2016 (Wastewater and Sewer System)	AA-/Aa3	520,000	552,105
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	610,990
City of Manteca, 4.00% due 12/1/2018 (Wastewater and Sewer System)	AA-/Aa3	375,000	414,398
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	466,448
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,169,440
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	747,253
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A/NR	790,000	818,108
City of Oxnard Financing Authority, 5.25% due 6/1/2014 (Wastewater Treatment Plants; Insured: Natl-Re)	A/Baa1	1,000,000	1,007,940
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	1,075,000	1,138,307
City of Roseville COP, 5.00% due 2/1/2019 (Electric System; Insured: Natl-Re)	A+/A2	850,000	882,232
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	756,139
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	699,084
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,094,650
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	863,485
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,151,140
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	844,477
City of Santa Fe Springs Community Development Commission, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	A/Baa1	1,235,000	1,321,561
City of Seal Beach Redevelopment Agency, 5.20% due 12/15/2013 (Seal Beach Mobile Home Park; Insured: ACA)	NR/NR	125,000	125,308
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A2	1,155,000	1,320,304
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A2	2,600,000	2,610,244
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	A/Baa1	1,240,000	1,338,493
City of Whittier, 5.375% due 8/1/2014 (Solid Waste; Insured: AMBAC)	NR/NR	190,000	190,477
[b] Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	576,767
Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	601,882
Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	436,056
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	466,945
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	736,080
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	970,000	1,095,072
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA-/NR	250,000	281,148
Community Redevelopment Agency of the City of Union City, 4.50% due 10/1/2020 (Community Redevelopment Project; Insured: AMBAC)	NR/Ba1	460,000	460,244
Contra Costa Water District, 2.50% due 10/1/2013 (ETM)	AA/NR	2,000,000	2,000,120
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA-/Aa2	1,595,000	1,488,932
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,892,848
County of Monterey COP, 5.00% due 8/1/2014 (Natividad Medical Center; Insured: AGM)	AA/A1	2,000,000	2,071,300
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,183,664
County of San Joaquin COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	A/Baa1	355,000	356,867
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa1	1,815,000	1,949,038
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,214,440
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,275,899
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,343,670

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA-/A3	$735,000	$801,253
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	A+/Baa1	590,000	693,126
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	A+/Baa1	630,000	748,635
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	A+/Baa1	675,000	803,000
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	A+/Baa1	2,510,000	2,827,615
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	A+/Baa1	720,000	850,349
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,906,669
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA-/A2	1,275,000	1,466,722
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/NR	1,335,000	1,466,377
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	565,000	579,148
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,327,126
[b] Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA-/NR	870,000	945,142
[b] Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA-/NR	905,000	979,119
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA-/NR	945,000	1,019,249
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	3,000,000	3,050,130
Kern High School District GO, 3.00% due 8/1/2014 (Insured: AGM)	A+/Aa2	610,000	623,817
Kern High School District GO, 3.00% due 8/1/2015 (Insured: AGM)	A+/Aa2	500,000	523,740
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	546,940
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	557,315
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	560,745
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	830,000	864,304
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,069,365
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,124,305
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,141,837
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities)	SP-1+/Aa2	2,000,000	1,947,840
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,100,000	2,337,489
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,879,485
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Multiple Facilities Projects; Insured: Natl-Re)	A/NR	2,990,000	3,105,713
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	AA-/A1	1,000,000	1,047,800
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA-/A1	2,060,000	2,381,051
Los Angeles County Schools Pooled Financing Program COP, 2.00% due 12/31/2013 (Cash Flow Management)	SP-1+/NR	6,000,000	6,026,520
Los Angeles County Schools Pooled Financing Program COP, 2.00% due 12/31/2013 (Cash Flow Management)	SP-1+/NR	2,000,000	2,008,620
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,452,206
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,340,820
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A3	3,235,000	3,655,938
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A3	4,765,000	5,383,831
Los Angeles USD COP, 5.00% due 10/1/2014 (Information Technology Projects; Insured: AMBAC)	A+/A1	725,000	757,988
Los Angeles USD COP, 5.00% due 10/1/2015 (Information Technology Projects; Insured: AMBAC)	A+/A1	2,000,000	2,166,980
Los Angeles USD COP, 5.00% due 10/1/2016 (Information Technology Projects; Insured: AMBAC)	A+/A1	425,000	474,759

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Projects)	A+/A1	$2,000,000	$2,330,400
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA-/A2	1,000,000	1,116,310
Manteca Financing Authority, 5.00% due 12/1/2033 pre-refunded 12/1/2013 (Wastewater Quality Control Facility; Insured: Natl-Re)	NR/Aa3	1,535,000	1,547,510
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA-/A2	410,000	430,980
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA-/A2	500,000	539,955
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA-/A2	870,000	930,317
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA-/A2	1,425,000	1,598,665
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA-/A2	750,000	836,715
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA-/A2	500,000	549,905
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/Baa1	1,275,000	1,278,825
Milpitas Redevelopment Agency, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa1	2,200,000	2,208,470
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,162,560
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA-/NR	1,045,000	958,986
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA-/NR	1,095,000	957,468
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,205,464
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley Educational Facilities; Insured: AGM)	AA-/NR	2,155,000	2,429,202
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley Educational Facilities; Insured: AGM)	AA-/NR	2,260,000	2,539,200
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A2	500,000	530,960
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A2	500,000	557,500
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	100,000	114,201
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A2	1,250,000	1,446,887
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A3	2,340,000	2,704,408
Norwalk Redevelopment Agency, 5.00% due 10/1/2014 (Insured: Natl-Re)	A/Baa1	625,000	646,025
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA-/A1	2,000,000	1,706,060
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A+/A1	2,850,000	2,156,680
Pasadena USD GO, 5.00% due 11/1/2018 (Insured: AGM)	NR/Aa2	1,200,000	1,327,824
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	A/Baa1	465,000	553,341
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,819,225
Redevelopment Agency of the City of San Mateo, 4.00% due 8/1/2020 (Downtown and Shoreline Area Redevelopment Projects; Insured: Syncora)	A/NR	400,000	402,736
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa2	1,250,000	1,392,050
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/Ba1	1,055,000	1,132,384
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/Ba1	1,055,000	1,140,033
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/Ba1	1,050,000	1,144,657
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/Ba1	1,050,000	1,157,950
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/Ba1	1,040,000	1,149,262
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	2,937,792
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,092,993
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	757,708

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	$1,390,000	$1,498,489
Sacramento City Financing Authority, 0% due 11/1/2014 (Redevelopment Project Areas; Insured: Natl-Re)	A/Baa1	3,495,000	3,416,013
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities)	A+/A1	3,600,000	4,179,816
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	AA-/A1	1,100,000	1,184,876
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/A1	625,000	726,238
Sacramento County Sanitation Districts Financing Authority, 0.07% due 12/1/2039 put 10/1/2013 (Sacramento Regional Wastewater Treatment Plant; LOC: Morgan Stanley) (daily demand notes)	AAA/Aa2	15,000,000	15,000,000
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	A/A3	3,000,000	3,256,890
San Diego Redevelopment Agency, 5.00% due 9/1/2014 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	200,000	205,862
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA-/A2	1,375,000	1,380,582
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	3,215,000	3,414,041
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA-/A2	1,910,000	1,594,793
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Baa3	2,635,000	2,639,374
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,663,816
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2024 (Insured: Natl-Re)	AA+/Aa2	5,675,000	6,096,255
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	5,000,000	4,169,700
San Jose Evergreen Community College District GO, 5.25% due 9/1/2017 (Higher Education Facilities; Insured: AMBAC)	AA-/Aa1	395,000	412,874
San Juan USD GO, 5.00% due 8/1/2014 (Sacramento County Educational Facilities)	NR/Aa2	1,335,000	1,387,652
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development) (ETM)	NR/NR	1,585,000	1,613,134
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development)	A+/NR	415,000	421,897
San Mateo County Joint Powers Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	919,752
San Mateo County Transit District, 4.50% due 6/1/2022 (Transit Services; Insured: Natl-Re)	AA/Aa2	400,000	421,532
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	A/Baa1	820,000	821,542
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA/Aa1	2,000,000	1,743,700
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	A/Baa1	2,000,000	2,282,960
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/Baa1	2,035,000	1,648,960
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA/A1	1,000,000	1,109,200
Santa Monica Community College District GO, 0% due 8/1/2018 pre-refunded 8/1/2015 (College District Capital Improvements; Insured: MBIA)	AA/Aa2	1,320,000	1,137,470
Solano County COP, 5.00% due 11/15/2013 (Health & Social Services Headquarters)	AA-/A1	1,780,000	1,790,484
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,114,040
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,510,400
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A2	1,060,000	1,067,155
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,007,700
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,015,820
Southern California Public Power Authority, 5.00% due 11/1/2013 (Gas Project No. 1)	A-/A3	1,000,000	1,003,850
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,476,330
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Projects; Insured: AMBAC)	NR/Aa3	450,000	468,504
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	275,000	286,404

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	$2,000,000	$2,241,640
State of California GO, 4.00% due 8/1/2016 (Kindergarten University Facilities)	A/A1	500,000	546,830
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A/A1	2,860,000	3,149,518
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA-/A1	365,000	371,336
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A/A1	2,000,000	2,374,920
State of California GO, 5.125% due 2/1/2028 pre-refunded 2/1/2014 (Kindergarten University Facilities)	AA+/A1	1,615,000	1,641,809
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Rancho Del Rey Middle School; Insured: Natl-Re)	A/Baa1	1,020,000	1,045,296
Sweetwater Union High School District COP, 5.00% due 9/1/2021 (High Schools No. 11 & No. 12 Projects; Insured: AGM)	AA-/A2	2,250,000	2,259,135
Tracy Area Public Facilities Financing Agency, 5.875% due 10/1/2019 (Community Facilities District No. 87)	A/Baa1	590,000	596,950
Tuolumne Wind Project Authority, 5.00% due 1/1/2015	A+/A2	500,000	528,125
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	A+/A2	1,690,000	1,931,281
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,189,597
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,149,390
Tustin Community Redevelopment Agency, 3.50% due 9/1/2014 (Public Improvements; Insured: AGM)	AA-/NR	760,000	780,482
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities)	SP-1/NR	1,000,000	997,590
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,673,260
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/Baa1	1,050,000	762,940
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re) (ETM)	NR/NR	945,000	956,501
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,570,579
Walnut Improvement Agency, 4.00% due 3/1/2015 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	521,680
Walnut Improvement Agency, 2.00% due 3/1/2014 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	503,135
Walnut Improvement Agency, 4.00% due 3/1/2016 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	531,540
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,074,400
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,075,810
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	449,648
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	829,719
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	989,397
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,175,484

TOTAL INVESTMENTS — 96.52% (Cost $445,634,058)			$457,027,997
OTHER ASSETS LESS LIABILITIES — 3.48%			16,484,299

NET ASSETS — 100.00%			$473,512,296

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security
b	Segregated as collateral for a when-issued security

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration

GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2013

ASSETS
Investments at value (cost $445,634,058) (Note 2)	$457,027,997
Cash	9,853,610
Receivable for investments sold	1,090,000
Receivable for fund shares sold	4,227,684
Interest receivable	4,804,191
Prepaid expenses and other assets	103

Total Assets	477,003,585

LIABILITIES
Payable for investments purchased	2,142,926
Payable for fund shares redeemed	805,513
Payable to investment advisor and other affiliates (Note 3)	279,688
Accounts payable and accrued expenses	51,628
Dividends payable	211,534

Total Liabilities	3,491,289

NET ASSETS	$473,512,296

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,404
Net unrealized appreciation	11,393,939
Accumulated net realized gain (loss)	(90,582)
Net capital paid in on shares of beneficial interest	462,206,535

$473,512,296

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($159,057,703 applicable to 11,748,766 shares of beneficial interest outstanding - Note 4)	$13.54
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.75

Class C Shares:
Net asset value and offering price per share* ($59,585,238 applicable to 4,397,602 shares of beneficial interest outstanding - Note 4)	$13.55

Class I Shares:
Net asset value, offering and redemption price per share ($254,869,355 applicable to 18,807,927 shares of beneficial interest outstanding - Note 4)	$13.55

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

22    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Interest income (net of premium amortized of $5,075,799)	$11,981,975

EXPENSES
Investment advisory fees (Note 3)	2,225,759
Administration fees (Note 3)
Class A Shares	197,772
Class C Shares	77,634
Class I Shares	112,413
Distribution and service fees (Note 3)
Class A Shares	395,544
Class C Shares	311,206
Transfer agent fees
Class A Shares	42,888
Class C Shares	27,587
Class I Shares	46,519
Registration and filing fees
Class A Shares	38
Class C Shares	38
Class I Shares	38
Custodian fees (Note 3)	88,065
Professional fees	35,002
Accounting fees	12,987
Trustee fees	15,652
Other expenses	38,705

Total Expenses	3,627,847
Less:
Expenses reimbursed by investment advisor (Note 3)	(153)
Fees paid indirectly (Note 3)	(12,204)

Net Expenses	3,615,490

Net Investment Income	8,366,485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(90,096)
Net change in unrealized appreciation (depreciation) on investments	(7,001,914)
Net Realized and Unrealized Loss	(7,092,010)

Net Increase in Net Assets Resulting from Operations	$1,274,475

See notes to financial statements.

Certified Annual Report    23

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$8,366,485	$7,693,993
Net realized gain (loss) on investments	(90,096)	293,032
Net unrealized appreciation (depreciation) on investments	(7,001,914)	7,910,143

Net Increase (Decrease) in Net Assets Resulting from Operations	1,274,475	15,897,168

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,769,894)	(2,954,435)
Class C Shares	(921,476)	(975,200)
Class I Shares	(4,675,115)	(3,764,358)
From realized gains
Class A Shares	(106,242)	—
Class C Shares	(43,151)	—
Class I Shares	(144,116)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	11,413,740	22,903,988
Class C Shares	1,026,904	12,392,594
Class I Shares	62,667,864	71,789,804

Net Increase in Net Assets	67,722,989	115,289,561

NET ASSETS
Beginning of Year	405,789,307	290,499,746

End of Year	$473,512,296	$405,789,307

Undistributed net investment income	$2,404	$2,404

See notes to financial statements.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$457,027,997	$—	$457,027,997	$—

Total Investments in Securities	$457,027,997	$—	$457,027,997	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions of $1,790 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $13,059 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $153 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $12,204.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,878,340	$53,027,648	3,337,311	$45,421,777
Shares issued to shareholders in reinvestment of dividends	168,324	2,301,198	165,009	2,247,338
Shares repurchased	(3,219,888)	(43,915,106)	(1,821,571)	(24,765,127)

Net increase (decrease)	826,776	$11,413,740	1,680,749	$22,903,988

Class C Shares
Shares sold	1,232,884	$16,912,368	1,559,315	$21,248,082
Shares issued to shareholders in reinvestment of dividends	53,455	731,838	51,394	700,402
Shares repurchased	(1,217,594)	(16,617,302)	(701,947)	(9,555,890)

Net increase (decrease)	68,745	$1,026,904	908,762	$12,392,594

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	11,597,326	$158,667,124	7,459,712	$101,835,082
Shares issued to shareholders in reinvestment of dividends	229,955	3,146,002	162,300	2,214,254
Shares repurchased	(7,267,821)	(99,145,262)	(2,366,192)	(32,259,532)

Net increase (decrease)	4,559,460	$62,667,864	5,255,820	$71,789,804

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $172,838,825 and $71,538,658, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$445,634,058

Gross unrealized appreciation on a tax basis	$13,574,759
Gross unrealized depreciation on a tax basis	(2,180,820)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,393,939

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $90,582. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Fund had $213,938 of undistributed tax basis net tax-exempt income, no net ordinary investment income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$8,366,472	$7,693,980
Ordinary income	13	13
Capital gains	293,509	—

Total	$8,659,994	$7,693,993

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expense, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75	0.94	0.94	0.94	0.28	17.57	$159,058
2012(b)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15	0.95	0.95	0.95	4.78	13.06	$150,155
2011(b)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71	0.96	0.96	0.96	2.98	13.33	$123,910
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94	0.97	0.97	0.97	5.29	13.69	$114,813
2009(b)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48	0.98	0.98	0.99	8.50	44.06	$79,455
Class C Shares
2013	$13.76	0.20	(0.20)	—	(0.20)	(0.01)	(0.21)	$13.55	1.48	1.21	1.21	1.21	0.02	17.57	$59,585
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88	1.22	1.22	1.22	4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45	1.22	1.22	1.22	2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67	1.23	1.23	1.74	5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23	1.24	1.24	1.76	8.22	44.06	$26,004
Class I Shares
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08	0.61	0.61	0.61	0.62	17.57	$254,869
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46	0.62	0.62	0.62	5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03	0.63	0.62	0.63	3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27	0.63	0.63	0.63	5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81	0.65	0.65	0.65	8.86	44.06	$41,186

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$992.40	$4.72
Hypothetical*	$1,000.00	$1,020.33	$4.79
Class C Shares
Actual	$1,000.00	$990.30	$6.08
Hypothetical*	$1,000.00	$1,018.96	$6.16
Class I Shares
Actual	$1,000.00	$993.40	$3.06
Hypothetical*	$1,000.00	$1,021.99	$3.11

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.22%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg California Limited Term Municipal Fund versus BofA Merrill Lynch 1-10 Year U.S. and Consumer Price Index (September 30, 2003 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	(1.22)%	4.02%	3.01%	4.54%
C Shares (Incep: 9/1/94)	(0.48)%	4.05%	2.90%	3.55%
I Shares (Incep: 4/1/97)	0.62%	4.68%	3.51%	4.08%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. – International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Fund of $8,366,472 (or the maximum allowed) are tax exempt dividends, $293,509 are being reported as taxable long-term capital gain dividends, and $13 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii), measures of the Fund’s investment performance over different periods of time relative to two categories of California municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and comparative performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in all of the preceding nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell within the second quartile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year, and fell within the first quartile of performance for the category for the one-year and three-year periods and at the first decile of performance for the five-year period, and that the Fund’s annualized returns fell within the second quartile of performance of the second fund category for the year-to-date and one-year periods ended with the second quarter of the current year, and fell within the first quartile of performance for the second category for the three-year and five-year periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was somewhat higher than the median

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2013 (Unaudited)

and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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This page is not part of the Annual Report.    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Thornburg
New Mexico Intermediate Municipal Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

GREAT SEAL OF THE STATE OF NEW MEXICO
1912

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core Personal Consumption Expenditure Price Index – A measure of the Personal Consumption Expenditure Price Index that excludes the more volatile and seasonal food and energy prices.

Personal Consumption Expenditure Price Index (PCEPI) – This index is one measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCEPI covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

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IMPORTANT INFORMATION,

CONTINUED

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

4    This page is not part of the Annual Report.

THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from June 18, 1991 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	-1.61%	2.00%	4.37%	3.28%	4.64%
With sales charge	-3.55%	1.32%	3.94%	3.07%	4.54%

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
2.86%	1.64%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	113

Effective Duration	5.3Yrs

Average Maturity	8.6Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg New Mexico Intermediate Municipal Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

October 15, 2013

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 60 cents to $13.35 per share during the fiscal year. If you were with us for the entire period, you received dividends of 37.9 cents per share. If you reinvested your dividends, you received 38.4 cents per share. Dividends were lower for Class D shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund underperformed the Index with a total return of negative 1.61% at NAV for the fiscal year ended September 30, 2013, compared to the negative 1.14% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.94% less price decline and 1.41% less income than its benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, subtracted 0.28% of relative price performance. Our sector allocations added 0.07% of relative price performance and our overweight to lower-credit-quality securities subtracted 0.35% of relative price performance, compared to the benchmark. Other risk factors accounted for a positive 1.50% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the national economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 30, 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint recovery with little inflation. Investors must ask themselves: Why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

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LETTER TO SHAREHOLDERS,

CONTINUED

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed-income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”

Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013, to a high of 2.99% on September 5, 2013.

On September 18, 2013, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook–including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective–were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

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LETTER TO SHAREHOLDERS,

CONTINUED

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed income markets.

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Chart I: Changes in AAA General Obligation Municipal Yield Curve

9/30/12 – 9/30/13

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013 and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Some of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the impact of this type of investor behavior. If inflation is the worst enemy of the fixed income investor, then it can be used as an input to a relative-value measure of fixed-income securities. That relative measure is referred to as real yield. The real yield of a fixed income security is derived by subtracting an inflation measure (in

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

this case, the Core U.S. Personal Consumption Expenditure Price Index, which is the Fed’s favored inflation measure) from the yield of that instrument. Chart II shows the real yield of a 10-year AAA-rated general obligation municipal bond from June 1, 1994 through the end of the fiscal year.

Chart II: 10 Year AAA GO Real Yield (using Core PCE)

6/1/1994 - 8/31/2013

On November 30, 2012, the real yield of a generic 10-year AAA general obligation municipal bond was negative 0.26%, versus a long-term average of 2.13%. That is the “richest” level for the time series. In plain English: this means that after adjusting for inflation, investors in 10-year AAA-rated general obligation bonds were losing 0.26% of purchasing power on a purchase made on that date. Over the long term, investors typically earned 2.13% above the inflation rate in purchasing power. By August 31, 2013 (the last available data point), as inflation came down and yields increased, the real yield of the 10-year AAA-rated general obligation municipal bond reached a fairer value of 1.75%. So, how can yields increase in a slow growth, low inflation environment? This conundrum is answered by the acute over-valuation levels reached at the middle of the fiscal year. Investors, in their search for income, pushed fixed-income security prices to unsustainably high levels that needed to be corrected, and they were.

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

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LETTER TO SHAREHOLDERS,

CONTINUED

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It ranged from a 7.4% increase to an 8.1% decrease. For the comparable period of the second quarter of 2011 through the second quarter of 2012, the average was a decrease of 0.87%, with a range from an increase of 11.5% to a decrease of 9.0%. New Mexico scored negative 9.0% for this period, placing it last based on this measure. And state pension funds are still wrestling with some issues. Median funding levels have declined from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests that a funding level of 80% is adequate). New Mexico’s 2011 funding level was 67%, down 2% from 2007’s level. This ranks the state at 32 of 50 in terms of overall pension funding.

Against this backdrop, several high profile “credit events” have taken place in the municipal bond market over the course of the fiscal year. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, at 84% and $70,000, respectively.

The Thornburg New Mexico Intermediate Municipal Fund has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75% to 77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We will continue to rely on our fundamental, bottom-up credit research to determine what securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

Conclusion

Your Thornburg New Mexico Intermediate Municipal Fund currently maintains a laddered portfolio structure of 44 municipal obligors. This structure has the potential to maximize an investor’s

Certified Annual Report    11

LETTER TO SHAREHOLDERS,

CONTINUED

income. By our calculations, laddering outperforms the other bullet and barbell structures two thirds of the time.1 This approach effectively manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Chart I illustrates that yield changes are not uniform across the New Mexico Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Chart III: Percent of Portfolio Maturing

We recognize that fiscal 2013 has been a tough one for fixed income investors. We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Sincerely,

Christopher Ihlefeld Portfolio Manager Managing Director	Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director

[1]	For a copy of the study, go to www.thornburg.com/whyladder

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATING†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,009,586
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,164,360
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (San Juan- Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,586,310
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	5,885,000	6,941,652
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,411,210
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,804,507
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,538,147
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,451,485
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	349,557
Bernalillo County GRT, 5.70% due 4/1/2027 (Juvenile Detention Facilities)	AAA/Aa2	3,000,000	3,567,600
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	745,000	885,954
Central New Mexico Community College, 4.00% due 8/15/2023	AA+/Aa1	1,920,000	2,067,936
City of Albuquerque, 5.00% due 7/1/2014 (Albuquerque International Sunport & Double Eagle II Airports)	A/A2	1,000,000	1,035,310
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,516,920
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,411,600
City of Albuquerque GRT, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	625,034
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,151,324
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	581,303
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	655,849
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,974,668
City of Farmington PCR, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	BBB+/Baa1	965,000	1,002,760
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	BBB+/Baa1	4,000,000	4,144,760
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa2	3,300,000	3,252,348
City of Gallup PCR, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,741,391
City of Las Cruces State Shared GRT, 5.00% due 6/1/2021	NR/Aa3	730,000	836,960
City of Las Cruces State Shared GRT, 5.00% due 6/1/2022	NR/Aa3	765,000	865,399
City of Las Cruces State Shared GRT, 5.00% due 6/1/2023	NR/Aa3	800,000	895,744
City of Las Cruces State Shared GRT, 5.00% due 6/1/2024	NR/Aa3	840,000	933,232
City of Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,000,000	2,111,160
City of Las Cruces State Shared GRT, 5.00% due 6/1/2037	NR/Aa3	5,000,000	5,136,550
City of Rio Rancho GRT, 5.00% due 6/1/2014 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	955,000	985,082
City of Rio Rancho GRT, 5.00% due 6/1/2016 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	555,000	597,935
City of Rio Rancho GRT, 5.00% due 6/1/2022 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,077,360
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,087,408

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	$1,465,000	$1,326,601
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	670,000	741,777
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,664,490
County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/A1	1,315,000	1,486,989
County of Los Alamos GRT, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,195,250
County of Los Alamos GRT, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	3,000,000	3,602,670
County of Los Alamos GRT, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,200,890
Dona Ana County, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A/NR	460,000	484,601
Dona Ana County GRT, 5.50% due 6/1/2016 (County Jail Improvement Project; Insured: AMBAC)	NR/NR	250,000	268,533
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,109,660
Grant County, 3.75% due 7/1/2014 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	250,000	255,905
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,787,167
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,889,944
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,992,720
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA-/A2	2,000,000	2,175,580
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Student Loans; LOC: Royal Bank of Canada) (AMT)	NR/Aaa	2,000,000	2,107,360
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	752,597
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,274,303
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,172,680
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,428,850
New Mexico Finance Authority, 5.25% due 6/1/2015 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	1,000,000	1,032,020
New Mexico Finance Authority, 5.00% due 6/15/2015 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,360,000	2,539,620
New Mexico Finance Authority, 5.25% due 6/1/2016 (Bernalillo County Water Authority; Insured: AMBAC)	AAA/Aa1	250,000	257,845
New Mexico Finance Authority, 2.00% due 6/15/2016 (State Highway Infrastructure)	AAA/Aa1	3,000,000	3,107,010
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	3,116,339
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,297,839
New Mexico Finance Authority, 5.00% due 6/1/2020 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	365,000	402,719
New Mexico Finance Authority, 5.00% due 6/15/2022 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	1,300,000	1,450,345
New Mexico Finance Authority, 5.00% due 6/15/2024 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	7,000,000	7,734,720
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,855,563
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,072,580
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,271,007
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,929,580
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,076,920
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	1,791,000

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	$3,000,000	$3,014,880
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	790,000	755,114
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	524,996
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	670,901
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	752,753
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	571,163
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	544,294
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,571,535
New Mexico MFA, 5.25% due 7/1/2023 (HERO Loan SFM Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	630,000	660,479
New Mexico MFA, 5.375% due 7/1/2023 (Saver Loan SFM Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	485,000	488,851
New Mexico MFA, 4.625% due 3/1/2028 (NIBP SFM Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	1,705,000	1,780,344
New Mexico MFA, 5.50% due 7/1/2028 (HERO Loan SFM Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	1,370,000	1,421,320
New Mexico MFA, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	435,000	454,532
New Mexico MFA, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	560,000	587,272
Regents of the University of New Mexico, 5.00% due 1/1/2014 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	1,000,000	1,011,220
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC)	AA/Aa2	1,590,000	1,710,077
Regents of the University of New Mexico, 5.25% due 6/1/2015 (UNM Hospital Capital Improvements)	AA/Aa2	1,195,000	1,199,888
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,920,000	2,986,138
Regents of the University of New Mexico, 5.00% due 1/1/2017 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,000,000	2,039,700
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,000,000	2,034,260
Regents of the University of New Mexico, 5.25% due 6/1/2018 (UNM Hospital Capital Improvements)	AA/Aa2	1,200,000	1,204,908
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	3,000,000	3,047,130
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	3,000,000	3,046,680
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	2,310,000	2,345,597
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/A2	500,000	507,480
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	555,000	648,806
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/A2	1,225,000	1,264,139
Sandoval County, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	425,000	435,009
Sandoval County, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,440,000	6,726,065
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA-/A2	920,000	990,803
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA-/A2	1,520,000	1,779,160
Santa Fe County GO, 4.00% due 7/1/2019 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	750,000	803,580
Santa Fe County GRT, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,575,504

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Santa Fe County GRT, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	$1,535,000	$1,647,055
Town of Silver City GRT, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,003,240
Town of Silver City GRT, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,036,612
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,760,000	1,767,938
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	2,913,240
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,732,125
Virgin Islands Water & Power Authority, 5.00% due 7/1/2025 (Electric System)	BB+/Ba1	990,000	904,929
Virgin Islands Water & Power Authority, 5.00% due 7/1/2026 (Electric System)	BB+/Ba1	1,090,000	986,483
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,664,800

TOTAL INVESTMENTS — 95.36% (Cost $195,038,569)			$203,063,075
OTHER ASSETS LESS LIABILITIES — 4.64%			9,884,388

NET ASSETS — 100.00%			$212,947,463

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association

GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
MFA	Mortgage Finance Authority
MFR	Multi-Family Revenue Bond
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

ASSETS
Investments at value (cost $195,038,569) (Note 2)	$203,063,075
Cash	5,386,506
Receivable for investments sold	2,120,619
Receivable for fund shares sold	248,238
Interest receivable	2,753,477

Total Assets	213,571,915

LIABILITIES
Payable for fund shares redeemed	377,784
Payable to investment advisor and other affiliates (Note 3)	151,833
Accounts payable and accrued expenses	42,112
Dividends payable	52,723

Total Liabilities	624,452

NET ASSETS	$212,947,463

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation	8,024,506
Accumulated net realized gain (loss)	(1,023,077)
Net capital paid in on shares of beneficial interest	205,971,930

$212,947,463

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($158,499,744 applicable to 11,872,082 shares of beneficial interest outstanding - Note 4)	$13.35
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.62

Class D Shares:
Net asset value, offering and redemption price per share ($28,857,822 applicable to 2,160,484 shares of beneficial interest outstanding - Note 4)	$13.36

Class I Shares:
Net asset value, offering and redemption price per share ($25,589,897 applicable to 1,917,499 shares of beneficial interest outstanding - Note 4)	$13.35

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Interest income (net of premium amortized of $1,539,246)	$9,046,751

EXPENSES
Investment advisory fees (Note 3)	1,217,793
Administration fees (Note 3)
Class A Shares	222,926
Class D Shares	39,520
Class I Shares	16,801
Distribution and service fees (Note 3)
Class A Shares	445,851
Class D Shares	156,898
Transfer agent fees
Class A Shares	55,116
Class D Shares	13,199
Class I Shares	4,015
Registration and filing fees
Class A Shares	511
Class D Shares	1,457
Class I Shares	984
Custodian fees (Note 3)	53,716
Professional fees	31,610
Accounting fees	7,063
Trustee fees	8,215
Other expenses	21,739

Total Expenses	2,297,414
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,994)
Fees paid indirectly (Note 3)	(7,307)

Net Expenses	2,287,113

Net Investment Income	6,759,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	139,966
Net change in unrealized appreciation (depreciation) on investments	(10,844,544)

Net Realized and Unrealized Loss	(10,704,578)

Net Decrease in Net Assets Resulting from Operations	$(3,944,940)

See notes to financial statements.

18    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$6,759,638	$7,504,074
Net realized gain (loss) on investments	139,966	(1,163,043)
Net unrealized appreciation (depreciation) on investments	(10,844,544)	5,728,003

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,944,940)	12,069,034

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,927,135)	(5,492,712)
Class D Shares	(796,491)	(748,415)
Class I Shares	(1,036,012)	(1,262,947)
From realized gains
Class A Shares	—	(142,643)
Class D Shares	—	(19,090)
Class I Shares	—	(32,129)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(21,162,302)	(809,076)
Class D Shares	(1,677,868)	7,285,463
Class I Shares	(11,168,790)	(4,267,820)

Net Increase (Decrease) in Net Assets	(44,713,538)	6,579,665

NET ASSETS
Beginning of Year	257,661,001	251,081,336

End of Year	$212,947,463	$257,661,001

Distribution in excess of net investment income	$(25,896)	$(25,896)

See notes to financial statements.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$203,063,075	$—	$203,063,075	$—

Total Investments in Securities	$203,063,075	$—	$203,063,075	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $2,167 from the sale of Class A shares.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

For the year ended September 30, 2013, the advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,306 for Class A shares and $1,688 for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $7,307.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	895,379	$12,378,090	1,301,259	$18,006,908
Shares issued to shareholders in reinvestment of dividends	301,157	4,121,844	312,719	4,326,709
Shares repurchased	(2,766,936)	(37,662,236)	(1,673,821)	(23,142,693)

Net increase (decrease)	(1,570,400)	$(21,162,302)	(59,843)	$(809,076)

Class D Shares
Shares sold	415,691	$5,764,194	710,780	$9,852,694
Shares issued to shareholders in reinvestment of dividends	56,544	774,236	51,740	716,479
Shares repurchased	(602,543)	(8,216,298)	(237,274)	(3,283,710)

Net increase (decrease)	(130,308)	$(1,677,868)	525,246	$7,285,463

Class I Shares
Shares sold	259,542	$3,566,466	249,807	$3,463,659
Shares issued to shareholders in reinvestment of dividends	67,264	922,972	78,558	1,086,275
Shares repurchased	(1,141,246)	(15,658,228)	(633,977)	(8,817,754)

Net increase (decrease)	(814,440)	$(11,168,790)	(305,612)	$(4,267,820)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $27,431,748 and $49,958,617, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$195,038,569

Gross unrealized appreciation on a tax basis	$9,821,230
Gross unrealized depreciation on a tax basis	(1,796,724)

Net unrealized appreciation (depreciation) on investments (tax basis)	$8,024,506

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012, of $85,197. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Fund had cumulative tax basis capital losses of $937,880 (of which $2,216 is short-term and $935,664 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2013, the Fund had $26,827 tax basis undistributed net tax-exempt income, no tax basis undistributed net ordinary investment income and no tax basis undistributed capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$6,757,492	$7,497,663
Ordinary income	2,146	62,223
Capital gains	—	138,050

Total	$6,759,638	$7,697,936

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76	0.96	0.95	0.96	(1.61)	11.78	$158,499
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95	0.95	0.95	0.95	4.80	11.66	$187,578
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23	0.96	0.96	0.96	2.93	10.64	$185,208
2010(b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19	0.96	0.96	0.96	4.38	7.70	$202,870
2009(b)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62	0.96	0.96	0.96	11.79	14.12	$187,940
Class D Shares
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51	1.21	1.21	1.22	(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71	1.18	1.18	1.22	4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97	1.22	1.21	1.22	2.66	10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92	1.22	1.22	1.71	4.11	7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35	1.23	1.23	1.73	11.50	14.12	$17,301
Class I Shares
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09	0.61	0.61	0.61	(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30	0.61	0.61	0.61	5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57	0.62	0.61	0.62	3.28	10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53	0.61	0.61	0.61	4.74	7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96	0.62	0.62	0.62	12.18	14.12	$27,508

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$979.20	$4.78
Hypothetical*	$1,000.00	$1,020.24	$4.88
Class D Shares
Actual	$1,000.00	$977.90	$6.07
Hypothetical*	$1,000.00	$1,018.94	$6.19
Class I Shares
Actual	$1,000.00	$980.90	$3.08
Hypothetical*	$1,000.00	$1,021.96	$3.15

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.22%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg New Mexico Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index and Consumer Price Index (September 30, 2003 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	-3.55%	3.94%	3.07%	4.54%
D Shares (Incep: 6/1/99)	-1.85%	4.12%	3.01%	3.47%
I Shares (Incep: 2/1/07)	-1.29%	4.74%	—	3.99%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00% . For Class D shares and Class I shares there is no sales charge.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Fund of $6,757,492 (or the maximum allowed) are tax exempt dividends and $2,146 are taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan for the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk, and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund generally produced positive investment returns in accordance with expectations for the years considered, that the Fund’s return for the most recent calendar year was lower than the average return of the mutual fund category for which calendar year data was presented, but that the Fund’s returns exceeded or were comparable to the average returns of the category in seven of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s annualized investment returns fell in the first decile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year, fell in the second quartile for the one-year period, the fourth quartile for the three-year period and the third quartile for the three-year period, and that the Fund’s annualized returns fell in the second quartile of performance of the second fund category for the one-year period, and within the third quartile for the year-to-date, three-year and five-year periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of fixed income mutual funds assembled by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the average and

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2013 (Unaudited)

slightly higher than the median expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

38    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    39

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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Thornburg Investment Management®

Thornburg
New York Intermediate Municipal Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

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Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core Personal Consumption Expenditure Price Index – A measure of the Personal Consumption Expenditure Price Index that excludes the more volatile and seasonal food and energy prices.

Personal Consumption Expenditure Price Index (PCEPI) – This index is one measure of U.S. inflation that assesses the percentage change in prices of goods and services purchased by consumers throughout the economy. Of all the measures of consumer price inflation, the PCEPI covers the broadest set of goods and services.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Barbell Structure – A bond investment strategy that concentrates holdings in shorter-term and longer-term maturities, forming a structure that resembles a barbell.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a

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combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Bullet Structure – A bond investment strategy that concentrates holdings in intermediate-term maturities and avoids shorter-term or longer-term maturities.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thorn-burg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.05%, as disclosed in the most recent Prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, resulting in a net expense ratio of 0.99%. For more detailed information, please see the fund’s prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from September 5, 1997 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	-1.32%	3.20%	4.96%	3.53%	4.16%
With sales charge	-3.26%	2.52%	4.54%	3.32%	4.03%

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
2.44%	1.36%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.22% and the Annualized Distribution Yield would have been 2.30%.

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	61

Effective Duration	4.8Yrs

Average Maturity	7.2Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg New York Intermediate Municipal Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2013

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund for the year ended September 30, 2013. The net asset value (NAV) of the Class A shares decreased by 51 cents to $12.93 per share during the fiscal year. If you were with us for the entire period, you received dividends of 33.7 cents per share. If you reinvested your dividends, you received 34.1 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares of your Fund underperformed the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index with a total return of negative 1.32% at NAV for the fiscal year ended September 30, 2013, compared to the negative 1.14% total return for the index. The Fund generated 1.44% less price decline and 1.62% less income compared to its benchmark.

The market’s negative returns were primarily due to rising interest rates; credit spreads narrowed marginally throughout the fiscal year, in spite of several well publicized “credit events,” which provided a fresh example of how greed sometimes trumps fear in investing. Interest rates increased more for longer maturities, reversing last year’s trend, so longer-maturity bonds underperformed shorter-maturity bonds. The Fund’s price performed positively in relation to the benchmark, but negatively in absolute terms. This is due to several factors. Interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 1.00% of relative price performance. Our sector allocations added 0.28% of relative price performance, and our overweight to lower-credit-quality securities subtracted 0.20% of relative price performance compared to the benchmark. Other risk factors added another 0.36% of relative price performance.

The Economy and the Federal Reserve (the Fed)

The health of the national economy, as measured by gross domestic product (GDP), was somewhat weaker in fiscal year 2013 versus fiscal year 2012. The average of quarter-over-quarter GDP growth comparisons was 1.23% for the first nine months of fiscal 2013 compared to 3.15% for all of fiscal 2012. The employment picture was a little brighter, but nothing to write home about. The nonfarm payroll jobs number averaged 188,000 for the first 11 months of fiscal 2013 versus 178,000 for fiscal 2012. As of the date of this letter, data for the last month of fiscal 2013 were not released due to the government “shutdown,” which we’ll touch on later. The unemployment rate declined to 7.3% by the end of August 2013 (the last data point available) from 7.8% in September 2012. Inflation, the bondholder’s worst enemy, has been declining in fiscal year 2013. The year-over-year change in the Consumer Price Index (CPI) declined to 1.5% as of August 31, 2013 from 2.0% as of September 30, 2012. Subtracting the food and energy components to arrive at the core measure (because economists neither eat nor drive!) paints a similar picture, with a narrower decline of 1.8% as of August 31, 2013, from 2.0% as of September 30, 2012. The picture of the economy now coming into view is of a faint recovery with little inflation. Investors must ask themselves: Why did most bonds decline in value with an economic backdrop of slow growth and low inflation?

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

On June 19, 2013, Federal Reserve Chairman Ben Bernanke roiled the fixed income markets by alluding to the prospect of a decrease in the Fed’s monthly purchases of Treasury and mortgage-backed securities. The market quickly became anxious about the Fed’s initiation of “tapering” its third quantitative easing program, or QE3. Bernanke stated:

“Although the Committee left the pace of purchases unchanged at today’s meeting, it has stated that it may vary the pace of purchases as economic conditions evolve. Any such change would reflect the incoming data and their implications for the outlook, as well as the cumulative progress made toward the Committee’s objectives since the program began in September. Going forward, the economic outcomes that the Committee sees as most likely involve continuing gains in labor markets, supported by moderate growth that picks up over the next several quarters as the near-term restraint from fiscal policy and other headwinds diminishes. We also see inflation moving back toward our 2% objective over time. If the incoming data are broadly consistent with this forecast, the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In addition, if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around mid-year. In this scenario, when asset purchases ultimately come to an end, the unemployment rate would likely be in the vicinity of 7%, with solid economic growth supporting further job gains, a substantial improvement from the 8.1% unemployment rate that prevailed when the Committee announced this program.”

Investors interpreted the statement to mean that fixed-income markets were going to lose a large marginal buyer of Treasury and mortgage-backed securities whose motivation for buying those securities was very different from that of the rest of the market. Yields on 10-year Treasury notes increased from 2.19% on June 18, 2013, to a high of 2.99% on September 5, 2013.

On September 18, 2013, the Fed confounded the markets again. Market participants were all set up for a “tapering” announcement, when they instead received this:

“At the meeting concluded earlier today, the sense of the Committee was that the broad contours of the medium-term economic outlook – including economic growth sufficient to support ongoing gains in the labor market, and inflation moving towards its objective – were close to the views it held in June. However, in evaluating whether a modest reduction in the pace of asset purchases would be appropriate at this meeting the Committee concluded that the economic data do not yet provide sufficient confirmation of its baseline outlook to warrant such a reduction. Moreover, the Committee has some concern that the rapid tightening of financial conditions in recent months could have the effect of slowing growth, as I noted earlier, a concern that would be exacerbated if conditions tightened further. Finally, the extent of the effects of restrictive fiscal policies remain unclear, and upcoming fiscal debates may involve additional risks to financial markets and to the broader economy. In light of these uncertainties, the Committee decided to await more evidence that the recovery’s progress will be sustained before adjusting the pace of asset purchases.”

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LETTER TO SHAREHOLDERS,

CONTINUED

The passage highlighted the risk to the economy of a government “shutdown.” This caused the yield on the 10-year Treasury to decrease to 2.61% on September 30, 2013 from 2.99% on September 5, 2013. The recent transparency from the Fed contributed to most fixed-income markets posting negative returns for the fiscal year. Yields on the 10-year Treasury note began the fiscal year at 1.63% and ended the fiscal year at 2.61%, a 0.98% increase.

After the end of the fiscal year, the President announced the nomination of Federal Reserve Vice Chair Janet Yellen to Federal Reserve Board Chair. Given the acrimony in Washington between the two parties, Yellen’s confirmation hearing should prove spirited at best, which may inject more volatility into the fixed income markets.

The Municipal Market

Interest rates increased in the municipal market throughout the fiscal year. Chart I illustrates these increases during the fiscal year ended September 30, 2013.

Interest-rate increases were much more pronounced for securities with longer maturity dates. As rates increased, the price of outstanding bonds decreased and so did the price of the mutual funds that held them. Shareholders began taking their money out of municipal bond mutual funds in the third quarter of fiscal 2013 and continued to do so through the end of the fiscal year. This exacerbated those price declines. For the fiscal year, municipal bond mutual funds lost $32 billion to shareholder withdrawals, or about 4.5% of assets as of the beginning of the third fiscal quarter. Some of our municipal bond funds did see outflows, but nothing of this magnitude.

Chart I: Changes in AAA General Obligation Municipal Yield Curve 9/30/2012 – 9/30/2013

Past performance does not guarantee future results.

Chart I shows that short-maturity yields increased less than longer-maturity yields. The main reason for this is that investors, in their search for income, had driven up the price of longer-maturity securities relative to short-maturity securities. Chart II illustrates the impact of this type of investor behavior. If inflation is the worst enemy of the fixed income investor, then it can be used as an input to a relative-value measure of fixed-income securities. That relative measure is referred to as real yield. The real yield of a fixed income security is derived by subtracting an inflation measure (in this case, the Core U.S. Personal Consumption Expenditure Price Index, which is the Fed’s favored infla-

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

tion measure) from the yield of that instrument. Chart II shows the real yield of a 10-year AAA-rated general obligation municipal bond from June 1, 1994 through August 31, 2013.

On November 30, 2012, the real yield of a generic 10-year AAA general obligation municipal bond was negative 0.26%, versus a long-term average of 2.13%. That is the “richest” level for the time series. In plain English: after adjusting for inflation, investors who on that date bought 10-year AAA-rated general-obligation bonds were losing 0.26% of purchasing power. Over the long term, investors typically earned 2.13% above the inflation rate in purchasing power. By August 31, 2013 (the last available data point), as inflation came down and yields increased, the real yield of the 10-year AAA-rated general obligation municipal bond reached a fairer value of 1.75%. So, how can yields increase in a slow growth, low inflation environment? This conundrum is answered by the acute over-valuation levels reached at the middle of the fiscal year. Investors, in their search for income, pushed fixed-income security prices to unsustainably high levels that needed to be corrected, and they were.

Chart II: 10-Year AAA GO Real Yield (using Core PCE) 6/1/1994 – 8/31/2013

The overall economic health of the municipal bond market is improving, albeit unevenly. We arrive at this judgment in part through the use of the Bloomberg Economic Evaluation of the States Index, which includes:

•	Mortgage delinquencies – from the Mortgage Bankers Association

•	State personal income – from the Bureau of Economic Analysis

•	Tax revenue – from the U.S. Census Bureau

•	Employment – from the Bureau of Labor Statistics

•	Home prices – from the Federal Housing Finance Agency

•	Bloomberg State Stock Index

For the period from the second quarter of 2012 through the second quarter of 2013 (the time period for which the latest data are available) the Bloomberg index has increased, on average, 1.39%. It ranged from a 7.4% increase to an 8.1% decrease. For the comparable period of the second quarter of

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LETTER TO SHAREHOLDERS,

CONTINUED

2011 through the second quarter of 2012, the average was a decrease of 0.87%, with a range from an increase of 11.5% to a decrease of 9.0%. New York’s reading for that period was negative 1.8%, placing it 34th out of the 50 states in terms of economic health, as measured by this methodology. State pension funds are still wrestling with issues: median funding levels have gone from 82.6% in 2007 to 71.67% in 2011 (The Pew Center on the States suggests a funding level of 80% is adequate). New York’s 2011 pension funding level was 94%, ranking it 5th highest in the United States. Even with that distinction, its pension funding level was down from 2007’s 104%.

Against this backdrop, several high profile “credit events” have taken place in the municipal bond market over the course of the fiscal year. First, the city of Detroit filed for Chapter 9 protection. This came as no surprise to market participants. Detroit has seen significant population declines over the past several decades, a 25% decline since 1993, and a 62% decline since 1950. Tax collections and median home prices are among the lowest in the country, at 84% and $70,000, respectively.

The Thornburg New York Intermediate Municipal Fund has, for years, also avoided investing in the Commonwealth of Puerto Rico and any of its associated entities. Some of the issues facing the island are:

•	A pension system that is 11.2% funded; this converts to a $33.1 billion shortfall with which to fund future benefits

•	Total outstanding debt of $70 billion, or $18,919 per capita

•	An unemployment rate of 13.2%

Morningstar has calculated that 75% to 77% of municipal bond mutual funds own some Puerto Rico bonds or associated securities. Since the article “Puerto Rico in Trouble” appeared in Barron’s Magazine on August 26th of this year, prices of these securities declined significantly, hurting the performance of the municipal bond funds that owned them. State-specific funds use Puerto Rico bonds as a substitute for bonds domiciled in their state because, as a U.S. territory, Puerto Rico’s municipal bonds are tax-exempt in all 50 states. They like the fact that Puerto Rico bonds yield more than other securities in the municipal market (now considerably more). The latter reason is yet another example of greed trumping fear in investing. We continue to analyze the situation to determine whether the price erosion (given the credit condition) makes any of these securities suitable for any of the Thornburg municipal bond funds. At present, our fundamental, bottom-up credit analysis has not yielded a positive answer.

We will continue to rely on our fundamental, bottom-up credit research to determine what securities are appropriate for the Fund, even if it means giving up incremental yield over the short-term.

Conclusion

Your Thornburg New York Intermediate Municipal Fund currently maintains a laddered portfolio structure of 41 municipal obligors. This structure has the potential to maximize an investor’s income. By our calculations, laddering outperforms other bullet and barbell structures two-thirds of the time.1 This approach effectively manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Chart I illustrates that yield

Certified Annual Report    11

LETTER TO SHAREHOLDERS,

CONTINUED

changes are not uniform across the New York Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We recognize that fiscal 2013 has been a tough one for fixed-income investors. We continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. Thank you for the trust you have placed with us. We will continue to keep it foremost in our minds as new opportunities and challenges present themselves.

Chart III: Percent of Portfolio Maturing

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

1	For a copy of the study, go to www.thornburg.com/whyladder

Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager of the Fund. Josh Gonze and Christopher Ryon continue to serve as portfolio managers for the Fund.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 6/1/2019 (Government Financial Management; Insured: AGM)	AA/Aa2	$255,000	$280,854
City of New York GO, 5.00% due 8/1/2025 (Government Financial Management)	AA/Aa2	400,000	450,720
Dutchess County IDA, 5.00% due 8/1/2020 (Bard College)	NR/Baa1	825,000	879,813
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,161,908
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,132,190
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,054,830
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	527,895
Ilion Central School District, 1.25% due 1/30/2014 (Educational Facilities) (State Aid Withholding)	NR/Mig1	900,000	903,024
Long Island Power Authority, 5.25% due 9/1/2029	NR/Baa1	645,000	700,309
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	931,920
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,021,340
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	882,651
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,068,350
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,172,870
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA-/Aa3	1,000,000	1,142,540
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,089,470
New York City Trust For Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	201,763
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Hotel Unit Fee; Insured: AMBAC)	NR/A1	1,000,000	1,077,780
New York Environmental Facilities Corp. PCR, 6.875% due 6/15/2014	AAA/Aaa	110,000	110,618
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA-/A2	1,000,000	1,140,550
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/A2	500,000	509,255
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A1	1,000,000	1,046,040
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services Facilities; Insured: AMBAC)	AA-/NR	1,000,000	1,062,730
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	666,990
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA-/A1	1,000,000	1,124,730
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA-/A1	775,000	896,039
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AA-/NR	950,000	1,014,799
New York State Dormitory Authority, 5.00% due 3/15/2019 (University & College Improvements; Insured: AGM)	AAA/NR	50,000	53,091

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	$1,175,000	$1,354,881
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A3	325,000	358,111
New York State Dormitory Authority, 5.00% due 2/15/2021 (Interfaith Medical Center)	AA-/NR	2,000,000	2,297,980
New York State Dormitory Authority, 5.00% due 7/1/2021 (State University of New York; Insured: Natl-Re)	AA-/NR	300,000	321,939
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A/A3	1,000,000	1,168,290
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,111,580
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,640,346
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,043,130
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/A1	1,000,000	1,109,800
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,158,327
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa3	1,000,000	1,052,870
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	821,123
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA-/A3	500,000	545,570
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,039,140
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	1,000,000	1,020,350
New York State Thruway Authority, 5.00% due 4/1/2018 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/NR	445,000	483,408
New York State Thruway Authority, 5.00% due 4/1/2019 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/A2	235,000	254,644
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,135,910
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,132,440
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/A1	450,000	451,346
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,078,570
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,064,150
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA-/Aa3	1,000,000	1,134,560
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,380,652
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,004,420
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA-/A2	1,000,000	1,135,440
Town of Babylon GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	465,000	484,460
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,638,603
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	264,951

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	$710,000	$761,965
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	1,080,000	1,082,355

TOTAL INVESTMENTS — 89.72% (Cost $52,361,637)			$54,836,380
OTHER ASSETS LESS LIABILITIES — 10.28%			6,284,509

NET ASSETS — 100.00%			$61,120,889

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
GO	General Obligation
IDA	Industrial Development Authority

LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2013

ASSETS
Investments at value (cost $52,361,637) (Note 2)	$54,836,380
Cash	5,445,874
Receivable for fund shares sold	505,221
Interest receivable	735,930
Prepaid expenses and other assets	1,215

Total Assets	61,524,620

LIABILITIES
Payable for investments purchased	267,503
Payable for fund shares redeemed	44,681
Payable to investment advisor and other affiliates (Note 3)	33,448
Accounts payable and accrued expenses	32,798
Dividends payable	25,301

Total Liabilities	403,731

NET ASSETS	$61,120,889

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation	2,474,743
Accumulated net realized gain (loss)	(210,756)
Net capital paid in on shares of beneficial interest	58,873,749

$61,120,889

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($54,061,392 applicable to 4,182,193 shares of beneficial interest outstanding - Note 4)	$12.93
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.19

Class I Shares:
Net asset value, offering and redemption price per share ($7,059,497 applicable to 546,041 shares of beneficial interest outstanding - Note 4)	$12.93

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Interest income (net of premium amortized of $410,441)	$2,188,514

EXPENSES
Investment advisory fees (Note 3)	309,796
Administration fees (Note 3)
Class A Shares	70,357
Class I Shares	2,837
Distribution and service fees (Note 3)
Class A Shares	140,714
Transfer agent fees
Class A Shares	25,335
Class I Shares	3,439
Registration and filing fees
Class A Shares	292
Custodian fees (Note 3)	29,313
Professional fees	29,958
Accounting fees	1,790
Trustee fees	2,303
Other expenses	14,235

Total Expenses	630,369
Less:
Expenses reimbursed by investment advisor (Note 3)	(33,614)
Fees paid indirectly (Note 3)	(1,571)

Net Expenses	595,184

Net Investment Income	1,593,330

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(77,545)
Net change in unrealized appreciation (depreciation) on investments	(2,373,054)

Net Realized and Unrealized Loss	(2,450,599)

Net Decrease in Net Assets Resulting from Operations	$(857,269)

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,593,330	$1,544,080
Net realized gain (loss) on investments	(77,545)	(1,824)
Net unrealized appreciation (depreciation) on investments	(2,373,054)	2,135,272

Net Increase (Decrease) in Net Assets Resulting from Operations	(857,269)	3,677,528

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,431,117)	(1,416,550)
Class I Shares	(162,213)	(127,530)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	415,288	8,331,577
Class I Shares	2,587,250	1,038,620

Net Increase in Net Assets	551,939	11,503,645

NET ASSETS
Beginning of Year	60,568,950	49,065,305

End of Year	$61,120,889	$60,568,950

Distribution in excess of net investment income	$(16,847)	$(16,847)

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest outstanding: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$54,836,380	$—	$54,836,380	$—

Total Investments in Securities	$54,836,380	$—	$54,836,380	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed 0.99% and 0.67%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $29,816 for Class A shares and $3,798 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $1,571.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	901,050	$11,922,513	880,583	$11,619,127
Shares issued to shareholders in reinvestment of dividends	80,325	1,062,658	74,364	982,762
Shares repurchased	(954,983)	(12,569,883)	(323,381)	(4,270,312)

Net increase (decrease)	26,392	$415,288	631,566	$8,331,577

Class I Shares
Shares sold	456,801	$6,000,154	131,881	$1,742,051
Shares issued to shareholders in reinvestment of dividends	11,720	154,702	8,665	114,614
Shares repurchased	(272,677)	(3,567,606)	(62,258)	(818,045)

Net increase (decrease)	195,844	$2,587,250	78,288	$1,038,620

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $6,725,824 and $6,537,843, respectively.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$52,361,637

Gross unrealized appreciation on a tax basis	$2,690,572
Gross unrealized depreciation on a tax basis	(215,829)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,474,743

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $81,063. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

For the year ended September 30, 2013, the Fund utilized $1,785 of capital loss carryforwards generated after September 30, 2011.

At September 30, 2013, the Fund had cumulative tax basis capital losses of $96,862 (of which $46,442 is short-term and $50,420 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2013, the Fund had tax basis capital losses of $32,830 generated prior to the fiscal year ended September 30, 2012 which may be carried forward to offset future capital gains. Such capital loss carryforwards expire in 2014.

At September 30, 2013, the Fund had $8,454 of tax basis undistributed net tax-exempt income and no net ordinary investment income or tax basis undistributed capital gains.

Distributions from tax-exempt income paid by the Fund for the years ended September 30, 2013 and September 30, 2012 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Tax exempt income	$1,593,330	$1,544,080
Ordinary income	—	—
Capital gains	—	—

Total	$1,593,330	$1,544,080

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+									RATIOS TO AVERAGE NET ASSETS									SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(b)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
Class I Shares
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(c)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2010.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$980.80	$4.92
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class I Shares
Actual	$1,000.00	$982.40	$3.32
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg New York Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index and Consumer Price Index (September 5, 1997 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	-3.26%	4.54%	3.32%	4.03%
I Shares (Incep: 2/1/10)	-1.00%	—	—	4.33%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc.–International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Fund of $1,593,330 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, The Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of New York municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund produced positive investment returns in accordance with expectations in the years considered, that the Fund’s return for the most recent calendar year was comparable to the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in eight of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s annualized investment returns fell at or in the top quartile of performance for the first fund category for the year-to-date and five-year periods ended with the second quarter of the current year and within the top decile of the same category for the one-year and three-year periods, and similarly fell within the top quartile of performance for the second fund category for the year-to-date and five-year periods and at or in the top decile of performance for the same category for the one-year and three-year periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and average management fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was somewhat higher than the median and comparable to the average expense ratios for the fund category. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2013 (Unaudited)

funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation®
800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Thornburg
Limited Term Income Funds

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies or instrumentalities, with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with an average maturity of normally less than five years.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares maybe higher than those for other classes. Class I, R3, and R5 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R5	THRRX	885-216-853

Glossary

Barclays Global Bond Index – A broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment-grade, speculative-grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semiannually.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION,

CONTINUED

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Option Adjusted Spread (OAS) – The difference between the yield of a fixed income instrument and the duration-matched Treasury yield assuming the instrument had no embedded options (such as an issuer’s option to call a bond at a future date). Option-adjusted spreads enable investors to separate out embedded options and better judge the degree to which an instrument’s yield compensates them for credit risk, liquidity risk, or other such factors.

Lipper Short-Intermediate Investment-Grade Category – Funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

Quantitative Easing (QE) – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

4    This page is not part of the Annual Report.

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

Portfolio Manager

Jason Brady, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from November 16, 1987 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	(1.38)%	1.18%	3.06%	3.05%	5.42%
With sales charge	(2.85)%	0.67%	2.75%	2.90%	5.35%

Portfolio Ladder

As of September 30, 2013

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
0.75%	2.06%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	153

Effective Duration	3.4 Yrs

Average Maturity	3.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG LIMITED TERM INCOME FUND

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Portfolio Managers

Jason Brady, CFA and Lon Erickson, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.93% as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from October 1, 1992 through September 30, 2013

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	0.69%	3.61%	6.49%	4.34%	5.48%
With sales charge	(0.83)%	3.10%	6.17%	4.18%	5.40%

Portfolio Ladder

As of September 30, 2013

30-Day Yields, A Shares

As of September 30, 2013

Annualized Distribution Yield	SEC Yield
2.36%	2.05%

Key Portfolio Attributes

As of September 30, 2013

Number of Bonds	502

Effective Duration	3.4 Yrs

Average Maturity	4.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 15.

6    This page is not part of the Annual Report.

Thornburg Limited Term Income Funds –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

Certified Annual Report    7

LETTER TO SHAREHOLDERS

October 14, 2013

Dear Fellow Shareholders:

We are pleased to present the annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2013. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 50 cents in the period to $13.36. If you were invested for the entire period, you received dividends of 31.2 cents per share. If you reinvested your dividends, you received 31.5 cents per share. The NAV of a Class A share of the Thornburg Limited Term Income Fund decreased 30 cents in the period to $13.42. If you were invested for the entire period, you received dividends of 33.6 cents per share. If you reinvested your dividends, you received 34.0 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I and R5 shares as a percentage of NAV to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Yields on U.S. Treasuries were volatile over the course of the past year, with a change in the shape of the yield curve and general price depreciation in U.S. Treasuries driving returns in that sector. This depreciation, and a poor starting point (from the standpoint of income generation), were the principal sources of weak investor returns in both Funds. This contrasts with previous years when U.S. Treasury price moves were broadly favorable. The two-year U.S. Treasury moved from a 0.23% yield to a 0.32% yield over the course of the past year, while the 10-year U.S. Treasury climbed from 1.63% to 2.61%. Securities at the front end of the yield curve moved relatively less in yield than longer-term securities. This “steepening” of the yield curve was mostly the result of a strengthening U.S. economy and the market’s expectation that the Federal Reserve (the Fed) would cease purchasing fixed-income securities in an effort to keep long-term interest rates low and stimulate the economy.

Continued stagnation in the global economy has been the primary driver of the Fed’s actions. Despite this slow growth, credit spreads tightened slightly over the course of the year and have hovered around their long-term average. The change in the Barclays Global Bond Index – from 1.56% on September 30, 2012 to 1.41% on September 30, 2013 – reflects the additional spread investors received by investing in the average investment grade corporate bond.

While both Funds have outperformed their yield over the past five years, the math of fixed income securities remains inexorable: this could not and did not continue. We have, in past letters, discussed the relationship between changes in yield and the potential for future returns, underlining the fact that higher yields in high quality fixed income, particularly in relation to inflation, ultimately accrue better returns to longer-term investors. Over the past year we’ve seen notable moves to higher yields in longer-term U.S. Treasuries, in spite of persistently low inflation. In the short and medium term, we do not expect those moves to higher yields to continue dramatically higher. However, it is important that we, as shareholders, understand that while yield is a poor measure of year-to-year returns (look at last year’s returns for an example), over the life of an individual security, the best-case scenario for return is the initially promised income: a bond’s coupon rate. Furthermore, yield is

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

not simply the income we will likely receive over time, but also represents something of a cushion or buffer, on a year-to-year basis, against negative events. In early 2009, for example, we could discuss the difficult economic environment, but at the same time note that many classes of fixed-income securities were providing a tremendous amount of income, which was likely to cushion the blow of future negative surprises. Earlier this year that cushion had eroded to near record lows. As a result, very little seemed to present good long-term value. The situation is marginally better today, but we caution shareholders that the prospect for real returns remains meager, and the likelihood that one or both Funds will have negative returns at some point over the next several years remains similarly high.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of negative 1.38% at NAV over the twelve-month period. The Barclays Intermediate Government Bond Index produced a negative 0.80% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was negative 1.53%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.69% at NAV over the twelve-month period. The Barclays Intermediate Government/Credit Bond Index produced a negative 0.50% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was negative 0.10%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than the indices during much of the past year, and as a result were at something of an advantage because of the yield curve having steepened. At the same time, Thornburg’s prudent credit selection and corporate bond overweight (within the Income Fund portfolio) continued to benefit the Fund. That overweight (which we decreased slightly over the course of the year, as prices appreciated) was the greatest contributor to Fund outperformance over the course of the year. In a time of tightening credit spreads, U.S. Treasuries often underperform other fixed income securities. However, while the Thornburg Limited Term U.S. Government Fund continues to hold only instruments guaranteed by the U.S. Government or government-sponsored entities (GSEs), the Fund’s holdings in non-Treasury securities, including federal agency debentures and mortgages (which we continue to hold as a notable overweight) underperformed U.S. Treasuries with the same duration. We remain quite comfortable with our holdings, and believe that over time each investment will yield satisfactory results, and, in aggregate, position the Funds well for continued solid returns.

We believe that the future outlook for significant price appreciation in fixed income is limited. At the same time, though the U.S. economic environment is stable to improving, we continue to have some significant misgivings. Changes in unemployment have been largely due to declines in the labor force participation rate (the percent of Americans who identify themselves as being in the labor force, versus those who for one reason or another, have ceased looking for employment and are thus outside the labor force). An untested and somewhat experimental Fed policy known as quantitative easing (QE) appears likely to come to an end over the next year (though we suspect that withdrawing from market stimulus will prove more challenging than entering into it was), with similarly untested results. Though the financial system has survived due to significant government interven-

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

tion, the distance between simple survival and significant, healthy growth remains wide and is a gap that’s difficult to bridge. We are working hard to position the Funds in a prudent way such that you can remain comfortable holding them as a part of your overall asset allocation.

In this or any environment, we believe high-quality bond funds can represent a safe haven, despite limited potential for appreciation over the long term. Thornburg Investment Management will continue to strive to give you a consistent income stream and a set of Funds whose returns are not highly correlated to those of the equity markets. The store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind.

No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability and a reasonably attractive stream of income. Both Funds are laddered portfolios of short-to-intermediate bonds. The laddered strategy balances duration and yield in a manner that is designed to provide the best risk-adjusted returns over time. We believe that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund remain appropriate vehicles for those looking for core bond investments.

Thank you very much for investing in our Funds.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2013

SUMMARY OF TYPES OF HOLDINGS

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 10.95%
United States Treasury Notes, 2.625%, 12/31/2014	$2,000,000	$2,061,172
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,553,491
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,105,059
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,607,519
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,506,211
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,660,576
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,110,937
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,478,480	2,540,131
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,803,720	5,069,154
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,884,600	6,291,967

TOTAL U.S. TREASURY SECURITIES (Cost $33,345,446)		35,506,217

U.S. GOVERNMENT AGENCIES — 19.65%
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829%, 9/7/2024	4,445,833	4,322,048
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	210,293
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,048,661
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,072,332
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,446,808
Federal Home Loan Bank, 1.50%, 10/25/2022	3,700,000	3,416,523
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,674,936
[a] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686%, 7/16/2019	5,000,000	4,858,355
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	1,468,288	1,483,586
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,433,454	2,828,238
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,945,000	2,896,431
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,469,755
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	2,974,621	3,264,494
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	1,585,397	1,756,960
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	861,734	945,499
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	955,294	1,038,061
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	715,825	781,246
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,434,934	1,578,851
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	799,258	889,290
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	2,598,596	2,879,797
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,601,088	1,772,536
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	3,973,025	4,473,823
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	3,575,351	3,683,509
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	3,706,114	3,688,497
[b,c] U.S. Department of Transportation, 5.594%, 12/7/2021	2,330,967	2,604,074
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,716,403	2,638,863

TOTAL U.S. GOVERNMENT AGENCIES (Cost $62,858,848)		63,723,466

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2013

Issuer-Description	Principal Amount	Value
MORTGAGE BACKED — 63.74%
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	$3,000,000	$3,461,653
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	270,664	298,043
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	232,867	244,907
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	548,140	579,659
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	577,596	609,627
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	429,674	454,974
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	1,976,118	2,092,973
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	956,325	1,005,069
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	33,841	34,014
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	201,045	212,445
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	1,401,752	1,465,814
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	538,705	569,468
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	794,704	814,178
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	640,436	643,471
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	2,259,347	2,338,722
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	145,790	149,115
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	1,586,107	1,593,581
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	1,547,626	1,605,707
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	2,531,894	2,681,373
Federal Home Loan Mtg Corp., CMO Series 3477 Class VA, 5.50%, 7/15/2019	726,527	729,411
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	1,828,239	1,914,843
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	579,604	602,974
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	1,599,671	1,672,720
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	359,391	368,508
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	828,507	884,018
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,459,829	2,660,949
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	2,402,517	2,422,978
Federal Home Loan Mtg Corp., CMO Series 3996 Class VN, 3.50%, 3/15/2025	4,505,321	4,691,754
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	3,154,147	3,272,818
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,770,181	3,562,333
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	4,503,272	4,291,645
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	4,308,074	4,193,852
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	2,985,927
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	3,408,158	3,531,038
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	288,060	303,397
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	165	166
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	8,420	9,476
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	2,371,487	2,455,786
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	1,009,123	1,069,118
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	939,473	995,328
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	250,759	265,628
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	1,243,091	1,329,200
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	1,230,136	1,305,578
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,819,791	1,918,955
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,769,618	1,863,837
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,740,535	2,847,678
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	33,900	37,404
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	22,079	22,209
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	331,892	350,736
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	896,397	953,855
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	463,667	484,739
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	395,054	418,433
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	2,518,534	2,834,977

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2013

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	$904,898	$933,861
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	357,710	368,142
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	799,773	835,573
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	324,035	324,981
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.737%, 3/25/2039	710,880	718,828
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	279,974	293,132
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	715,175	747,410
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	449,015	470,497
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	633,994	664,886
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,232,188	2,328,690
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,487,835	2,645,026
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	424,874	431,839
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,553,518	2,685,202
Federal National Mtg Assoc., CMO Series 2011-106 Class LV, 3.50%, 1/25/2023	3,395,284	3,557,981
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,848,426	2,995,202
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	2,949,647	3,100,912
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	3,822,268	3,878,668
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,394,321	3,634,660
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,428,325	3,595,330
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	6,254,788	6,396,335
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,999,854	2,108,438
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50%, 9/25/2026	2,949,336	2,959,906
Federal National Mtg Assoc., CMO Series 2011-98 Class VC, 3.50%, 1/25/2023	3,819,684	3,982,064
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,557,644	3,713,859
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00%, 7/25/2041	3,978,557	3,862,410
Federal National Mtg Assoc., CMO Series 2012-50 Class LV, 3.50%, 8/25/2023	4,889,997	4,988,842
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	4,982	5,432
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	13,646	15,100
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	83	84
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	40,787	44,835
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	86,749	99,250
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	27,970	30,052
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	13,476	15,274
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	589,133	626,207
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	471,294	500,953
Federal National Mtg Assoc., Pool 895572, 2.572%, 6/1/2036	523,461	551,911
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	922,388	980,506
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	1,186,586	1,261,257
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	2,173,038	2,239,332
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,641,776	1,749,196
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	3,841,559	4,061,698
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	3,640,727	3,775,406
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	667,110	709,091
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	476,551	506,577
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	380,651	404,635
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	916,901	975,461
Federal National Mtg Assoc., Pool MA1491, 3.00%, 7/1/2043	4,618,542	4,454,006
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,903,587	5,943,021
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	3,963,534	3,997,441
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.67%, 10/16/2033	2,246,876	2,402,990
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	851,947	896,358
Government National Mtg Assoc., CMO Series 2009-105 Class A, 3.456%, 12/16/2050	21,649	21,737
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,107,154	1,181,179
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	795,156	862,420
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	4,862	5,193

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2013

Issuer-Description	Principal Amount	Value
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	$389,101	$413,146
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	1,752,183	1,892,920
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,223,201	4,686,246
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,028,585	3,379,992
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	5,076,887	5,718,052
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,963,093	6,411,911
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	1,494,189	1,597,877
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	3,862,637	3,997,001

TOTAL MORTGAGE BACKED (Cost $206,772,002)		206,743,482

SHORT TERM INVESTMENTS — 4.62%
Bank of New York Tri-Party Repurchase Agreement 0.13% dated 9/30/2013 due 10/1/2013, repurchase price $15,000,054 collateralized by 12 U.S. Government debt securities, having an average coupon of 3.11%, a minimum credit rating of BBB-, maturity dates from 12/25/2023 to 10/25/2038, and having an aggregate market value of $15,293,980 at 9/30/2013	15,000,000	15,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $15,000,000)		15,000,000

TOTAL INVESTMENTS — 98.96% (Cost $317,976,296)		$320,973,165
OTHER ASSETS LESS LIABILITIES — 1.04%		3,388,413

NET ASSETS — 100.00%		$324,361,578

Footnote Legend

a	Yankee Bond – Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the aggregate value of these securities in the Fund’s portfolio was $2,604,074, representing 0.8% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2013

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 0.73%
United States Treasury Notes, 2.50% due 3/31/2015	NR/NR	$6,500,000	$6,720,898
United States Treasury Notes, 5.125% due 5/15/2016	NR/NR	1,000,000	1,120,586
United States Treasury Notes, 4.875% due 8/15/2016	NR/NR	2,000,000	2,243,008
United States Treasury Notes, 3.00% due 2/28/2017	NR/NR	2,000,000	2,146,719
United States Treasury Notes, 1.375% due 5/31/2020	NR/NR	5,000,000	4,824,610
United States Treasury Notes, 2.125% due 8/15/2021	NR/NR	5,000,000	4,959,033

TOTAL U.S. TREASURY SECURITIES (Cost $21,270,532)			22,014,854

U.S. GOVERNMENT AGENCIES — 8.63%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	18,423,889
Alex Alpha LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	4,782,609	4,603,634
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829% due 9/7/2024	NR/NR	9,166,667	8,911,439
[b,c] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	14,427,324	13,791,364
Federal Home Loan Bank, 1.50% due 10/25/2022	AA+/Aaa	16,000,000	14,774,152
[b,c] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	12,000,000	12,012,000
[c] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686% due 7/16/2019	NR/NR	10,000,000	9,716,710
Helios Leasing I LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	5,544,029	5,282,306
[c] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	11,098,364	10,707,901
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	2,018,896	2,039,931
[c] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	5,700,000	5,605,996
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,469,755
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	5,540,719	5,343,426
Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	15,088,994	14,312,318
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	813,285	885,878
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,380,643	2,605,781
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	9,929,798	10,476,762
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	13,357,201	13,761,687

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	$14,301,406	$14,734,036
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	17,993,462	17,895,576
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	14,426,048	14,357,473
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	14,143,314	13,737,267
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	10,768,803	10,114,397
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	6,479,564	6,057,214
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	552,031	575,951
Southaven Combined Cycle Generation LLC, 3.846% due 8/15/2033	AA-/Aaa	6,300,000	6,366,093
[a,b] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	2,136,720	2,387,068
[a,b] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,378,495
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	14,130,333	13,757,249

TOTAL U.S. GOVERNMENT AGENCIES (Cost $268,158,465)			260,085,748

OTHER GOVERNMENT — 4.91%
[a,c] Banco Nacional de Desenvolvimento Economico e Social, 3.375% due 9/26/2016	BBB/Baa2	6,000,000	6,018,000
[a,c] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	10,578,430	10,546,533
[a,b,c] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	14,720,832	14,543,345
[a,c] Eurasian Development Bank, 5.00% due 9/26/2020	BBB/A3	8,000,000	7,933,360
[c] Export-Import Bank of Korea, 8.125% due 1/21/2014	A+/Aa3	11,250,000	11,496,724
[c] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	3,000,000	3,177,846
[c] Government of Aruba, 6.80% due 4/2/2014	BBB+/NR	5,616,000	5,616,730
[a,c] Government of Bermuda, 5.603% due 7/20/2020	AA-/Aa3	3,000,000	3,225,000
[a,c] Government of Bermuda, 4.138% due 1/3/2023	AA-/Aa3	4,000,000	3,840,000
[c] Korea Finance Corp., 2.875% due 8/22/2018	A+/Aa3	5,000,000	5,021,565
[c] Korea Finance Corp., 4.625% due 11/16/2021	A+/Aa3	7,500,000	7,919,265
[a,c] Korea Housing Finance Co., 3.50% due 12/15/2016	NR/Aa1	6,000,000	6,299,908
[c] North American Development Bank, 4.375% due 2/11/2020	NR/Aaa	15,500,000	16,815,361
[a,c] Republic of Iceland, 4.875% due 6/16/2016	BBB-/Baa3	4,375,000	4,576,250
[a,c] Republic of Iceland, 5.875% due 5/11/2022	BBB-/Baa3	2,100,000	2,157,750
[a,c] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,166,000
[c] Swedish Export Credit Corp., 1.75% due 5/30/2017	AA+/Aa1	14,300,000	14,579,994
[c] Swedish Export Credit Corp. Floating Rate Note, 0.565% due 1/23/2017	AA+/Aa1	20,000,000	20,039,900

TOTAL OTHER GOVERNMENT (Cost $146,928,542)			147,973,531

MORTGAGE BACKED — 7.85%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.824% due 6/25/2020	NR/NR	38,647,537	3,207,599
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.914% due 5/25/2019	NR/NR	49,749,891	4,170,946
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	347,683	364,709
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	1,921,097	2,016,318
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	439,706	454,394
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	NR/NR	127,459	129,665
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	1,628,218	1,738,983
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	586,898	601,024

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	$1,015,072	$1,050,733
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	145,790	149,115
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	NR/NR	1,171,945	1,177,468
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	1,857,151	1,926,849
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	NR/NR	1,354,620	1,363,044
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	2,696,171	2,986,282
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	3,375,858	3,575,164
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	447,136	466,048
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	869,406	904,461
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	5,258,297	5,598,663
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	3,603,776	3,634,467
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,603,710	3,739,295
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,559,935	3,619,197
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	11,310,542	10,686,999
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	5,847,537	5,572,738
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	AA+/Aaa	7,938,541	8,220,731
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	AA+/Aaa	3,944,311	4,083,133
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	10,359,729	10,988,677
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,757,730	2,865,546
Federal National Mtg Assoc., ARM Pool 20155, 7.491% due 8/1/2014	AA+/Aaa	5,201	5,201
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	903,322	961,224
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	347,714	372,087
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	NR/NR	196,830	200,179
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00% due 8/25/2042	NR/NR	1,442,097	1,623,290
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	937,071	967,063
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	859,115	931,346
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	NR/NR	2,452,352	2,477,995
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	1,133,512	1,210,833
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	NR/NR	432,046	433,309
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.737% due 3/25/2039	NR/NR	1,184,801	1,198,047
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	653,274	683,974
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	1,888,365	1,982,423
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	1,191,959	1,245,684
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	330,423	342,144
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	1,122,537	1,176,242
Federal National Mtg Assoc., CMO Series 2011-100 Class VE, 4.00% due 12/25/2022	NR/NR	6,580,295	6,637,128
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,529,685	2,660,140
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,609,071	1,715,404
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50% due 9/25/2026	NR/NR	2,396,335	2,404,923
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	5,814,890	5,888,169
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	15,239,334	15,583,226
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	3,245,461	3,387,968
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00% due 7/25/2041	NR/NR	13,129,238	12,745,952
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AA+/Aaa	285,775	303,781
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	AA+/Aaa	1,340,224	1,441,137
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	AA+/Aaa	11,830,475	12,191,396
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	AA+/Aaa	5,078,351	5,266,210
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	AA+/Aaa	14,110,435	14,527,685
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	AA+/Aaa	15,011,885	15,140,307
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	NR/NR	3,326,028	3,509,541
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	1,140,329	1,210,574
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AA+/Aaa	7,096	7,471
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	AA+/Aaa	4,730,894	5,110,884

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	AA+/Aaa	$6,157,235	$6,832,333
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AA+/Aaa	3,759,106	4,193,925
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AA+/Aaa	4,759,205	5,311,415
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	AA+/Aaa	5,112,174	5,414,149
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	AA+/Aaa	26,274	26,931
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	AA+/Aaa	3,901,653	4,037,374

TOTAL MORTGAGE BACKED (Cost $238,779,048)			236,651,312

ASSET BACKED SECURITIES — 13.29%
ADVANCE RECEIVABLES — 1.06%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A1, 0.898% due 1/15/2044	AAA/NR	8,000,000	7,995,200
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	5,000,000	4,983,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T3 Class A3, 1.793% due 5/15/2046	AAA/NR	8,500,000	8,321,262
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	10,600,000	10,640,280

			31,939,742

AUTO RECEIVABLES — 0.32%
[a] CFC LLC, 1.65% due 7/17/2017	NR/A3	1,597,764	1,597,829
Ford Credit Auto Owner Trust, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,202,661
Santander Drive Auto Receivables Trust, 2.16% due 1/15/2020	AA/Aa1	4,000,000	4,041,438
[a] Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	AA/NR	448,542	450,670
Santander Drive Auto Receivables Trust, 2.72% due 5/16/2016	AA+/Aa1	2,500,000	2,531,437

			9,824,035

COMMERCIAL MTG TRUST — 3.60%
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,170,096
[a] Banc of America Re-REMIC Trust, Series 2012-CLRN Class A Floating Rate Note, 1.332%due 8/15/2029	NR/Aaa	5,000,000	5,026,256
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,153,705
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.923% due 3/25/2034	CCC/Caa2	332,091	187,850
[a] COMM Mtg Trust, Series 2012-MVP Class A Floating Rate Note, 2.124% due 11/17/2026	AAA/NR	16,706,930	16,724,456
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	107,638	109,485
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	5,102,718	5,378,277
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.532% due 7/12/2044	NR/Aaa	1,206,271	1,201,524
[a] JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,216,382
[a] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.332%due 4/15/2030	AA-/Aa3	15,000,000	14,885,260
JPMorgan Chase, Series 2011-FL1 Class B, 3.933% due 11/15/2028	AA+/Aa1	2,725,000	2,770,219
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.993% due 8/12/2045	NR/Aaa	2,838,000	3,154,695
[a] Motel 6 Trust, Series 2012-MTL6 Class A2, 1.948% due 10/5/2025	AAA/NR	7,000,000	6,900,203
[a] Motel 6 Trust, Series 2012-MTL6 Class C, 3.139% due 10/5/2025	A-/NR	12,000,000	11,917,099
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AAA/Aaa	4,000,000	4,036,092
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	AAA/NR	15,000,000	14,531,190

			108,362,789

CREDIT CARD — 0.57%
[a] First Financial Bank USA, 5.19% due 9/17/2018	AA-/NR	2,000,000	2,007,721
[a] First Financial Bank USA, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,048,880
[a,c] Turquoise Card Backed Securities plc Floating Rate Note, 0.982% due 6/17/2019	NR/Aaa	10,000,000	10,044,298

			17,100,899

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
OTHER ASSET BACKED — 3.88%
[a] Ascentium Equipment Receivables LLC, 1.83% due 9/15/2019	NR/NR	$4,163,184	$4,163,515
[a] Beacon Container Finance LLC, 3.72% due 9/20/2027	A/NR	9,025,349	9,137,001
[a,c] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,179,724
[a,b] Concord Funding Co. LLC, 2.42% due 2/15/2015	A/NR	10,000,000	9,743,750
[a,b] Concord Funding Co. LLC, 3.92% due 2/15/2015	BBB/NR	4,000,000	3,895,000
[a,c] Cronos Containers Program Ltd., 3.08% due 4/18/2028	A/NR	9,583,333	9,461,227
[a,c] Cronos Containers Program Ltd., 3.81% due 9/18/2027	A/NR	6,030,000	6,124,944
[a] Fairway Outdoor Funding LLC, 4.212% due 10/15/2042	NR/NR	6,831,325	6,775,160
[a] GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,437,407	9,664,990
[a] MIRAMAX LLC, Series 2011-1A Class A, 6.25% due 10/20/2021	BBB/Baa3	4,907,143	5,099,670
Northwest Airlines, Inc., 7.027% due 5/1/2021	BBB+/Baa1	4,696,948	5,072,704
[a,b] Northwind Holdings LLC Floating Rate Note, 1.057% due 12/1/2037	A/Baa1	3,981,250	3,662,750
[a] PFS Financing Corp. Floating Rate Note, 0.732% due 2/15/2018	AAA/Aaa	9,000,000	8,973,643
[a] Sierra Receivables Funding Co. LLC, 2.28% due 11/20/2025	A/NR	13,576,127	13,570,481
[a] Sierra Receivables Funding Co. LLC, 2.84% due 11/20/2028	A+/NR	4,325,752	4,406,932
[a] Sonic Capital LLC, 5.438% due 5/20/2041	BBB/Baa2	4,658,800	4,974,839
[a,c] Trafigura Securitisation Finance plc Floating Rate Note, 2.582% due 10/15/2015	AAA/Aaa	6,000,000	6,038,757

			116,945,087

RESIDENTIAL MTG TRUST — 2.10%
Ameriquest Mtg Securities Inc., Series 2004-R12 Class A4 Floating Rate Note, 0.649% due 1/25/2035	A+/Aaa	282,174	281,402
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	AA+/NR	369,030	370,457
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.165% due 2/25/2035	NR/NR	2,245,428	190,779
Countrywide Home Loan, Series 2004 Class 1-A, 2.673% due 7/20/2034	A/B1	436,649	449,465
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	6,115,802	6,102,321
FNBC Trust, Series 1993-A Pass-Through Trust, 8.08% due 1/5/2018	A+/Aa1	703,475	773,980
[a] FREMF Mtg Trust, Series 2012-K709 Class B, 3.872% due 4/25/2045	NR/NR	10,000,000	9,723,431
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.787% due 10/25/2044	NR/A3	4,000,000	4,010,842
[a] FREMF Mtg Trust, Series 2013-K32 Class B, 3.536% due 7/25/2023	NR/NR	10,753,000	9,282,105
Home Equity Asset Trust, Series 2006-3 Class 2A, 0.359% due 7/25/2036	BBB+/A1	410,423	408,264
Merrill Lynch Mtg Investors Trust, Series 2003 E Class B3, 2.429% due 10/25/2028	CCC/Caa2	1,035,234	574,690
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.499% due 8/25/2034	CCC/NR	763,237	625,015
New Century Home Equity Loan Trust, Series 2005-2 Class A2C, 0.479% due 6/25/2035	AAA/Aa1	465,297	464,635
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.389% due 12/25/2035	AA+/Baa2	1,340,152	1,291,462
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.242% due 9/25/2035	BBB+/A3	5,104,644	5,267,406
Residential Asset Mtg Products, Inc., 0.479% due 3/25/2035	NR/Aa3	389,394	380,882
Residential Asset Mtg Products, Inc., 7.125% due 4/25/2031	AA+/NR	2,225,175	2,348,779
[a] RiverView HECM Trust, Series 2007-1 Class A, 0.60% due 5/25/2047	A-/Ba3	6,058,018	5,084,949
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	11,337,588	11,263,289
Structured Asset Securities Corp., 5.50% due 3/25/2019	A+/Ba2	878,677	893,145
Structured Asset Securities Corp., 2.393% due 3/25/2033	AA+/Baa1	2,598,960	2,562,652
Washington Mutual Mtg, Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	A+/NR	743,490	745,918
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616% due 2/25/2035	D/C	693,979	126,953

			63,222,821

STUDENT LOAN — 1.76%
[a] Nelnet Student Loan Trust Floating Rate Note, 0.779% due 6/25/2041	NR/Aaa	13,732,397	13,683,168
[a] Pennsylvania Higher Education Assistance Agency Floating Rate Note, 0.729% due 5/25/2027	AA+/NR	6,135,800	6,059,026

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.644% due 9/15/2020	A+/Aa2	$2,659,090	$2,580,438
SLM Student Loan Trust, Series 2006-B Class A3 Floating Rate Note, 0.394% due 12/15/2022	AA/Aaa	795,326	793,103
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,210,910
[a] SLM Student Loan Trust, Series 2013-R1 Class A Floating Rate Note, 1.679% due 3/25/2033	AAA/NR	24,960,454	24,623,189

			52,949,834

TOTAL ASSET BACKED SECURITIES (Cost $402,300,130)			400,345,207

CORPORATE BONDS — 51.69%
AUTOMOBILES & COMPONENTS — 1.28%
AUTOMOBILES — 1.28%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,199,670
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,013,533
[a] Daimler Finance North America LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	6,999,363
[a,c] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa1	8,000,000	8,539,000
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	BBB+/A3	15,000,000	14,915,445

			38,667,011

BANKS — 9.97%
COMMERCIAL BANKS — 9.21%
[a,c] ABN AMRO Bank N.V., 4.25% due 2/2/2017	A/A2	1,000,000	1,068,310
[a,c] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,155,388
[a,c] Australia and New Zealand Bank, 2.40% due 11/23/2016	NR/Aaa	6,000,000	6,224,400
[a,c] Banco Bradesco, 4.50% due 1/12/2017	BBB/Baa1	2,500,000	2,587,500
[a,c] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	7,000,000	6,247,500
[a,c] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,020,000
[a,c] Banco Santander Brasil Floating Rate Note, 2.352% due 3/18/2014	BBB/Baa1	7,883,000	7,874,210
[a,c] Banco Santander Chile Floating Rate Note, 2.133% due 6/7/2018	A/Aa3	21,000,000	21,105,000
[a,c] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,224,644
[a,c] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	15,139,237
[a,c] BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/NR	10,000,000	10,260,000
[a,c,d] Caixa Economica Federal, 4.50% due 10/3/2018	BBB/Baa2	15,000,000	14,920,500
[a,c] Commonwealth Bank of Australia, 2.25% due 3/16/2017	NR/Aaa	7,500,000	7,720,830
[c] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	11,000,000	11,491,469
[a,c] Credit Agricole London, 1.716% due 1/21/2014	A/A2	7,000,000	7,027,489
[a,c] Danske Bank A/S, 3.75% due 4/1/2015	A-/Baa1	4,000,000	4,145,400
[a,c] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,479,900
[a,c] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,092,382
HSBC USA, Inc., 2.375% due 2/13/2015	A+/A2	2,000,000	2,044,892
[a,c] Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	7,000,000	7,266,329
[a,c] National Australia Bank, 2.00% due 6/20/2017	NR/Aaa	16,000,000	16,302,400
National City Bank Floating Rate Note, 0.628% due 6/7/2017	A-/A3	4,000,000	3,931,260
[a,c] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa3	29,650,000	29,601,344
[c] Rabobank Nederland, 3.375% due 1/19/2017	AA-/Aa2	2,000,000	2,128,072
[c] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BBB-/NR	12,000,000	13,800,000
[a,c] Societe Generale, 3.10% due 9/14/2015	A/A2	6,000,000	6,221,520
[a] Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	BBB/A2	5,920,404	7,933,342
[a,c] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	5,000,000	5,237,055
[a,c] Sumitomo Mitsui Trust Bank Ltd., 2.95% due 9/14/2018	A+/A1	25,000,000	25,388,088
[a,c] Swedbank Hypotek AB, 2.375% due 4/5/2017	AAA/Aaa	5,000,000	5,176,000
Wells Fargo Bank NA, 0.473% due 5/16/2016	A+/A1	4,629,000	4,579,909
[c] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,085,836

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] Westpac Banking Corp. Floating Rate Note, 1.068% due 7/17/2015	NR/Aaa	$5,000,000	$5,050,210

THRIFTS & MORTGAGE FINANCE — 0.76%
[a,c] Northern Rock Asset Management plc, 5.625% due 6/22/2017	AAA/Aaa	20,000,000	22,690,800

			300,221,216

CAPITAL GOODS — 2.10%
AEROSPACE & DEFENSE — 0.43%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,530,473
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Baa3	11,338,000	11,398,080

CONSTRUCTION & ENGINEERING — 0.30%
[a] URS Corp., 4.35% due 4/1/2017	BBB-/Baa3	8,995,000	9,191,028

INDUSTRIAL CONGLOMERATES — 0.49%
General Electric Co., 5.25% due 12/6/2017	AA+/Aa3	2,500,000	2,845,377
[a,c] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,222,175
[a,c] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,529,674
[a,c] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	3,000,000	3,068,253

MACHINERY — 0.63%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,718,584
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,301,077
[a,c] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	13,100,000	13,981,630

TRADING COMPANIES & DISTRIBUTORS — 0.25%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BB+/NR	3,000,000	3,166,689
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BB+/NR	3,912,000	4,266,232

			63,219,272

CONSUMER DURABLES & APPAREL — 0.18%
HOUSEHOLD DURABLES — 0.10%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	3,000,000	3,041,535

TEXTILES, APPAREL & LUXURY GOODS — 0.08%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,499,853

			5,541,388

CONSUMER SERVICES — 0.52%
DIVERSIFIED CONSUMER SERVICES — 0.52%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,881,588
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	11,939,047
University of Chicago, 3.065% due 10/1/2024	AA/Aa1	1,747,000	1,798,280

			15,618,915

DIVERSIFIED FINANCIALS — 7.77%
CAPITAL MARKETS — 3.80%
Bank of New York Mellon, 2.40% due 1/17/2017	A+/Aa3	7,000,000	7,210,007
[a,c] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	20,000,000	19,050,000
[a,c] CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,113,280
[a,c] CDP Financial, Inc., 4.40% due 11/25/2019	AAA/Aaa	5,000,000	5,547,110
[a,c] Credit Suisse Group AG – Guernsey, 1.625% due 3/6/2015	NR/Aaa	13,000,000	13,192,400
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB/Baa3	5,000,000	5,257,390
Goldman Sachs Group, Inc. Floating Rate Note, 1.465% due 4/30/2018	A-/A3	7,465,000	7,481,662
Goldman Sachs Group, Inc. Floating Rate Note, 0.666% due 7/22/2015	A-/A3	8,890,000	8,842,501
[a,c] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,033,750
[a,c] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,082,500

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa3	$3,000,000	$3,172,500
[a,c] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa3	3,500,000	3,823,750
Legg Mason, Inc., 5.50% due 5/21/2019	BBB/Baa1	13,065,000	14,229,836
[a,c] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	2,000,000	2,073,760
[a,c] Macquarie Group Ltd., 7.30% due 8/1/2014	BBB/A3	8,000,000	8,400,880
Merrill Lynch & Co., 6.875% due 4/25/2018	A-/Baa2	2,000,000	2,357,010
Merrill Lynch & Co., 0.816% due 5/2/2017	BBB+/Baa3	2,500,000	2,416,925
Murray Street Investment Trust, 4.647% due 3/9/2017	A-/A3	5,000,000	5,332,480

CONSUMER FINANCE — 0.92%
American Express Credit Co., 5.125% due 8/25/2014	A-/A2	3,000,000	3,122,979
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,370,336
[a,c] Banque PSA Finance, 2.174% due 4/4/2014	BB+/Ba1	7,000,000	6,972,861
[c] DFS Funding Corp. Floating Rate Note, 1.079% due 6/15/2015	NR/Baa3	2,800,000	2,716,756
Western Union Co., 6.50% due 2/26/2014	BBB+/Baa1	1,000,000	1,023,060
Western Union Co., 3.65% due 8/22/2018	BBB+/Baa1	2,000,000	2,075,266
Western Union Co., 2.375% due 12/10/2015	BBB+/Baa1	1,000,000	1,022,115
Western Union Co., 2.875% due 12/10/2017	BBB+/Baa1	2,250,000	2,298,631

DIVERSIFIED FINANCIAL SERVICES — 3.05%
Bank of America Corp. Floating Rate Note, 1.32% due 3/22/2018	A-/Baa2	15,000,000	15,046,620
Citigroup, Inc., 6.00% due 12/13/2013	A-/Baa2	1,329,000	1,343,414
Citigroup, Inc., 5.00% due 9/15/2014	BBB+/Baa3	3,000,000	3,113,079
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	4,942,262
General Electric Capital Corp. Floating Rate Note, 0.403% due 12/28/2018	AA+/A1	4,850,000	4,662,882
General Electric Capital Corp. Floating Rate Note, 1.254% due 3/15/2023	AA+/A1	7,725,000	7,650,238
[a] General Electric Capital Corp. /LJ VP Holdings LLC, 3.80% due 6/18/2019	AA+/A1	5,000,000	5,229,750
JPMorgan Chase & Co. Floating Rate Note, 1.166% due 1/25/2018	A/A2	16,900,000	17,007,366
[e] JPMorgan Chase Bank N.A. Floating Rate Note, 0.584% due 6/13/2016	A/A1	16,875,000	16,683,401
[c] Korea Development Bank, 8.00% due 1/23/2014	A/Aa3	3,000,000	3,066,441
[a,c] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,074,804
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,747,812
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,241,216

			234,029,030

ENERGY — 5.28%
ENERGY EQUIPMENT & SERVICES — 0.28%
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,437,611

OIL, GAS & CONSUMABLE FUELS — 5.00%
[a,c] BG Energy Capital plc, 2.875% due 10/15/2016	A-/A2	5,000,000	5,234,405
[c] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,093,634
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	6,830,929
[c] CNOOC Finance 2013 Ltd., 1.75% due 5/9/2018	AA-/Aa3	5,000,000	4,833,805
[a,c] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	2,990,052
[a,c] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,072,785
[a] DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	6,500,000	8,280,954
Energen Corp., 4.625% due 9/1/2021	BBB/Baa3	10,000,000	9,906,770
Energy Transfer Partners LP, 9.70% due 3/15/2019	BBB-/Baa3	3,856,000	4,931,396
[a] Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,097,590
[a,c] Gazprom, 4.95% due 5/23/2016	BBB/Baa1	4,000,000	4,220,000
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB/Baa1	4,000,000	3,954,280
[a,c] Harvest Operations Corp., 2.125% due 5/14/2018	A+/A1	7,000,000	6,799,800
[a,c] Korea National Oil Corp., 4.00% due 10/27/2016	A+/A1	2,000,000	2,126,086
[a] Maritimes & Northeast Pipeline, LLC, 7.50% due 5/31/2014	BBB-/Ba1	2,521,200	2,608,489

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[c] Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	$1,000,000	$1,187,919
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	57,918
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,425,000
[a,c] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2022	BBB/Baa3	20,000,000	20,500,000
[c] Petroleos Mexicanos Floating Rate Note, 2.286% due 7/18/2018	BBB/Baa1	10,000,000	10,300,000
[c] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	4,000,000	3,660,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A3	3,000,000	3,176,232
[a,c] Sinopec Capital (2013) Ltd., 1.875% due 4/24/2018	A+/Aa3	20,000,000	19,422,720
[a,c] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,116,394
Sunoco Logistics, 8.75% due 2/15/2014	BBB-/Baa3	5,000,000	5,137,575
[a] Texas Gas Transmission LLC, 4.50% due 2/1/2021	BBB/Baa1	4,480,000	4,587,296

			158,989,640

FOOD, BEVERAGE & TOBACCO — 1.50%
BEVERAGES — 0.57%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	3,601,549
[c] Coca Cola HBC Finance BV, 5.50% due 9/17/2015	BBB/Baa1	7,985,000	8,618,394
[a,c,d] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	4,975,550

FOOD PRODUCTS — 0.03%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,039,350

TOBACCO — 0.90%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,008,145
[a,c] B.A.T International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,132,800
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,259,000	6,376,343
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,750,020
[e] Lorillard Tobacco Co., 3.75% due 5/20/2023	BBB-/Baa2	6,230,000	5,722,193

			45,224,344

HEALTH CARE EQUIPMENT & SERVICES — 0.45%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.17%
[d] Edwards Lifesciences Corp., 2.875% due 10/15/2018	BBB-/Baa3	5,000,000	4,980,315

HEALTH CARE PROVIDERS & SERVICES — 0.28%
Catholic Health Initiatives, 1.60% due 11/1/2017	AA-/NR	2,000,000	1,956,882
Catholic Health Initiatives, 2.95% due 11/1/2022	AA-/NR	7,000,000	6,501,950

			13,439,147

HOTELS RESTAURANTS & LEISURE — 0.07%
HOTELS, RESTAURANTS & LEISURE — 0.07%
[a,c] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,079,000

			2,079,000

HOUSEHOLD & PERSONAL PRODUCTS — 0.07%
HOUSEHOLD PRODUCTS — 0.07%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	2,000,000	2,027,238

			2,027,238

INSURANCE — 2.42%
INSURANCE — 2.42%
Aflac, Inc., 2.65% due 2/15/2017	A-/A3	2,000,000	2,072,570
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,600,000	2,881,317
Hanover Insurance Group, 6.375% due 6/15/2021	BBB-/Baa3	2,480,000	2,717,519

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	$3,000,000	$2,947,443
Kemper Corp., 6.00% due 5/15/2017	BBB-/Baa3	1,950,000	2,130,143
[a,c] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	10,000,000	9,082,606
[a] Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,018,421
[a] MassMutual Global Funding LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,002,800
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,065,420
[a] Metropolitan Life Global Funding I, 1.019% due 1/10/2014	AA-/Aa3	6,000,000	6,011,544
[a] Metropolitan Life Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,054,052
[c] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB/NR	5,000,000	4,903,600
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/Aa3	7,000,000	7,009,877
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/Baa1	2,550,021	2,630,005
[e] Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,397,680
[a,c] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,926,436

			72,851,433

MATERIALS — 3.58%
CHEMICALS — 0.46%
[a] Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,981,317
[a,c] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,496,621
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,555,008

CONSTRUCTION MATERIALS — 0.03%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	791,225

METALS & MINING — 3.09%
[a,c] Anglo American Capital plc, 2.625% due 9/27/2017	BBB/Baa2	9,700,000	9,525,128
[c] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	8,129,349
[c] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	7,000,000	5,900,762
[c] ArcelorMittal, 4.25% due 8/5/2015	BB+/Ba1	3,000,000	3,090,000
[c] ArcelorMittal, 10.35% due 6/1/2019	BB+/Ba1	8,089,000	9,949,470
[c] ArcelorMittal, 5.00% due 2/25/2017	BB+/Ba1	3,000,000	3,120,000
Carpenter Technology Corp., 4.45% due 3/1/2023	BBB/Baa3	3,000,000	2,939,523
[c] Kinross Gold Corp., 3.625% due 9/1/2016	NR/Baa3	7,000,000	7,000,056
[a,c] Newcrest Finance Property Ltd., 4.45% due 11/15/2021	BBB-/Baa3	10,000,000	8,598,390
[a,c] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	8,671,797
[a,c] Samarco Mineracao S.A., 4.125% due 11/1/2022	BBB/NR	6,000,000	5,220,000
[a,c] Xstrata Finance Canada Ltd., 3.60% due 1/15/2017	BBB/Baa2	10,000,000	10,337,900
[a,c] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB/Baa2	5,000,000	5,000,645
[a,c] Xstrata Finance Canada Ltd., 4.25% due 10/25/2022	BBB/Baa2	6,000,000	5,605,602

			107,912,793

MEDIA — 0.25%
MEDIA — 0.25%
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa1	5,000,000	5,893,280
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,548,771
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	226,799

			7,668,850

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.65%
BIOTECHNOLOGY — 0.11%
Genzyme Corp., 3.625% due 6/15/2015	AA/A1	3,000,000	3,150,384

PHARMACEUTICALS — 0.54%
AbbVie, Inc., 1.20% due 11/6/2015	A/Baa1	9,650,000	9,684,914
[c] Teva Pharmaceuticals, 2.40% due 11/10/2016	A-/A3	4,500,000	4,639,765

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Tiers Inflation Linked Trust, Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.604% due 2/1/2014	AA/A1	$2,000,000	$2,015,860

			19,490,923

REAL ESTATE — 1.60%
REAL ESTATE INVESTMENT TRUSTS — 1.17%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	10,987,926
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,281,232
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,058,133

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.43%
[a,c,d] Deutsche Annington Finance B.V., 3.20% due 10/2/2017	NR/NR	10,000,000	10,014,400
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB-/Baa2	3,000,000	2,938,707

			48,280,398

RETAILING — 0.76%
MULTILINE RETAIL — 0.28%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	8,000,000	8,385,624

SPECIALTY RETAIL — 0.48%
Advance Auto Parts, Inc., 4.50% due 1/15/2022	BBB-/Baa3	6,400,000	6,305,165
Best Buy Co., Inc., 3.75% due 3/15/2016	BB/Baa2	8,000,000	8,240,000

			22,930,789

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	14,314,000	16,859,358

			16,859,358

SOFTWARE & SERVICES — 1.59%
INFORMATION TECHNOLOGY SERVICES — 1.49%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	NR/NR	8,000,000	8,078,184
Computer Sciences Corp., 6.50% due 3/15/2018	BBB/Baa2	6,075,000	7,009,299
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	17,037,026
SAIC, Inc., 4.45% due 12/1/2020	BBB/Baa2	2,000,000	2,051,770
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	11,145,000	10,872,527

SOFTWARE — 0.10%
CA Technologies, Inc., 2.875% due 8/15/2018	NR/NR	2,925,000	2,950,863

			47,999,669

TECHNOLOGY HARDWARE & EQUIPMENT — 1.45%
COMMUNICATIONS EQUIPMENT — 0.47%
[c] Ericsson LM, 4.125% due 5/15/2022	BBB+/A3	14,300,000	13,985,400

COMPUTERS & PERIPHERALS — 0.48%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa1	2,000,000	2,080,778
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,369,996

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.50%
Avnet, Inc., 4.875% due 12/1/2022	BBB-/Baa3	15,000,000	15,117,930

			43,554,104

TELECOMMUNICATION SERVICES — 3.69%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.00%
[c] France Telecom, 5.375% due 7/8/2019	BBB+/A3	10,000,000	11,069,670

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,b] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	$3,858,482	$4,202,380
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,660,993
[a,c] Oi S.A., 5.75% due 2/10/2022	BBB-/Baa3	5,000,000	4,375,000
[a,c] Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	520,000
[a,c] Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,037,500
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,221,763
[c] Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB-/Baa3	1,950,000	2,007,004
[c] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	10,000,000	10,987,920
Verizon Communications, Inc., 4.50% due 9/15/2020	BBB+/Baa1	4,775,000	5,078,050
Verizon Communications, Inc., 2.50% due 9/15/2016	BBB+/Baa1	4,830,000	4,978,213
Verizon Communications, Inc. Floating Rate Note, 2.002% due 9/14/2018	BBB+/Baa1	1,925,000	2,024,138
[a,c] Vivendi SA, 2.40% due 4/10/2015	BBB/Baa2	2,000,000	2,040,500
[a,c] Vivendi SA, 3.45% due 1/12/2018	BBB/Baa2	5,000,000	5,057,400

WIRELESS TELECOMMUNICATION SERVICES — 1.69%
[c] America Movil S.A.B. de C.V., 5.00% due 10/16/2019	A-/A2	5,000,000	5,436,135
[a] Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	4,971,022
[a] Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	8,220,000	8,943,894
[a] Richland Towers, 4.606% due 3/15/2041	NR/NR	2,335,321	2,434,435
[a] SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	14,225,000	14,491,548
[a] SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	2,305,000	2,488,114
[a] Unison Ground Lease Funding LLC, 6.392% due 4/15/2040	NR/NR	8,540,000	9,432,071
[a] Unison Ground Lease Funding LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,701,348

			111,159,098

TRANSPORTATION — 1.65%
AIR FREIGHT & LOGISTICS — 0.15%
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	260,099	267,902
[a] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	4,129,748	4,214,190

AIRLINES — 0.26%
[a,c] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,077,105
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/Baa3	2,930,563	2,967,195

ROAD & RAIL — 1.24%
[a,c] Asciano Finance, 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,121,642
[a,c] Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa2	5,830,000	5,832,594
[a,c] Asciano Finance, 3.125% due 9/23/2015	BBB-/Baa2	3,000,000	3,060,573
[a,c] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB+/Baa2	10,000,000	9,714,170
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.75% due 5/11/2017	BBB-/Baa3	9,970,000	10,435,709
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 2.50% due 3/15/2016	BBB-/Baa3	6,000,000	6,111,222

			49,802,302

UTILITIES — 4.30%
ELECTRIC UTILITIES — 2.53%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A1	2,000,000	2,075,660
[a,c] Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,269,475
[a,c] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	9,500,000	10,512,130
Entergy Louisiana LLC, 4.05% due 9/1/2023	A-/A3	8,000,000	8,192,000
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,693,902
Entergy Texas, Inc., 3.60% due 6/1/2015	A-/Baa2	3,000,000	3,119,313
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa2	2,000,000	2,371,950
[a] Great River Energy, 5.829% due 7/1/2017	A/Baa1	2,005,143	2,144,179
[a,c] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	BBB/Baa1	6,000,000	6,143,028
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,169,276

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] Korea East-West Power Co., 2.50% due 7/16/2017	A+/A1	$5,000,000	$5,001,770
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,740,907
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	4,785,000	5,207,056
MP Environmental, 4.982% due 7/15/2016	AAA/Aaa	749,114	759,775
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB/Baa3	3,000,000	3,218,070
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A3	11,732,000	13,600,016
[a] Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,538,253	3,675,647
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	167,000	202,770

GAS UTILITIES — 0.35%
[a,c] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,086,274
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,000,000	5,417,530

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.24%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	7,523,712	7,360,857

MULTI-UTILITIES — 1.18%
Black Hills Corp., 5.875% due 7/15/2020	BBB/Baa2	5,000,000	5,515,210
[a] Enogex LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	3,936,562
[a] Enogex LLC, 6.875% due 7/15/2014	BBB-/Baa3	4,000,000	4,137,440
[a,c,d] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	A+/A1	7,000,000	6,975,892
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A3	10,000,000	11,181,680
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	1,952,732
Union Electric Co., 4.65% due 10/1/2013	A-/NR	2,000,000	2,000,000

			129,661,101

TOTAL CORPORATE BONDS (Cost $1,529,979,380)			1,557,227,019

CONVERTIBLE BONDS — 0.62%
REAL ESTATE — 0.62%
REAL ESTATE INVESTMENT TRUSTS — 0.62%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	20,000,000	18,712,500

			18,712,500

TOTAL CONVERTIBLE BONDS (Cost $20,000,000)			18,712,500

MUNICIPAL BONDS — 6.23%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A3	5,000,000	5,467,800
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	A/A1	1,840,000	1,830,800
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re)	A/A1	3,270,000	3,261,662
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,268,356
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A/NR	3,905,000	4,260,746
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,138,680
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,297,311
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,224,771
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	4,988,350
City of New York GO, 3.48% due 10/1/2018	AA/Aa2	3,500,000	3,692,360
[e] City of North Little Rock Arkansas, 3.562% due 7/1/2022 (Insured: AGM)	AA-/NR	8,185,000	7,857,682
City of Riverside California, 5.61% due 8/1/2017	A/Aa2	2,000,000	2,183,420
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,070,000	3,107,976
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	2,857,920
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event Losses)	AA-/Aa3	7,500,000	7,465,350
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,133,020
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,322,540

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Illinois Finance Authority, 5.629% due 7/1/2016 (Insured: Syncora)	AA-/NR	$1,100,000	$1,141,338
Irvine Ranch Water District Joint Powers Agency, 2.388% due 3/15/2014	A-/NR	13,580,000	13,577,148
[e] JobsOhio Beverage System, 2.217% due 1/1/2019	AA/A2	11,345,000	10,969,707
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky State Medical Insurance and Teachers’ Retirement System Obligations)	A+/Aa3	3,000,000	2,886,780
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,403,480
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020 (Build America Bonds)	A+/A3	10,000,000	10,861,300
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	AA-/A1	3,000,000	3,147,390
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA-/A3	890,000	884,215
Maine Finance Authority, 4.55% due 10/1/2014	A/NR	365,000	371,417
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/A2	8,650,000	8,649,567
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,360,519
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa1	785,000	817,287
New York City Transitional Finance Authority, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,631,175
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,483,206
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	7,675,000	7,779,533
Orleans Parish School Board Louisiana GO, 4.40% due 2/1/2021 (Insured: AGM)	AA-/A2	10,000,000	10,258,100
Port St. Lucie Florida, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,485,905
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,075,000	2,026,985
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	AA-/Aa3	3,485,000	3,390,069
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	AA-/Aa3	1,500,000	1,449,270
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	1,665,000	1,723,974
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/Ba1	6,500,000	7,099,495
San Jose California Redevelopment Agency, 4.281% due 8/1/2014	A/Ba1	750,000	762,150
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	5,267,600
Tampa-Hillsborough County Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A-/A3	2,000,000	1,939,120
Tampa-Hillsborough County Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A-/A3	2,500,000	2,387,025
Tampa-Hillsborough County Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A-/A3	1,750,000	1,658,930
Town of Victor, New York, 9.20% due 5/1/2014	NR/NR	255,000	257,537
Wallenpaupack Pennsylvania Area School District GO, 3.80% due 9/1/2019, (State Aid Withholding)	AA-/NR	3,000,000	2,984,700
Wallenpaupack Pennsylvania Area School District GO, 4.00% due 9/1/2020, (State Aid Withholding)	AA-/NR	2,750,000	2,722,060
Wisconsin State Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital, Inc.; Insured: ACA)	NR/NR	945,000	930,891
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA-/NR	1,000,000	1,035,760

TOTAL MUNICIPAL BONDS (Cost $184,098,053)			187,702,377

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2013

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SHORT TERM INVESTMENTS — 6.51%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013, repurchase price $90,000,525 collateralized by 21 U.S. Government debt securities and 15 corporate debt securities, having an average coupon of 3.43%, a minimum credit rating of BBB-, maturity dates from 10/30/2015 to 9/15/2043, and having an aggregate market value of $93,588,690 at 9/30/2013	NR/NR	$90,000,000	$90,000,000
Diageo Capital plc, 0.20% due 10/7/2013	NR/NR	54,500,000	54,498,183
Northern Illinois Gas Co., 0.18% due 10/1/2013	NR/NR	51,484,000	51,484,000

TOTAL SHORT TERM INVESTMENTS (Cost $195,982,183)			195,982,183

TOTAL INVESTMENTS — 100.46% (Cost $3,007,496,333)			$3,026,694,731
LIABILITIES NET OF OTHER ASSETS — (0.46)%			(13,886,374)

NET ASSETS — 100.00%			$3,012,808,357

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the aggregate value of these securities in the Fund’s portfolio was $1,327,846,780, representing 44.07% of the Fund’s net assets.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Yankee Bond – Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	When-issued security.
e	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
CPI	Consumer Price Index
FCB	Farm Credit Bank

FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    29

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2013

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $317,976,296 and $3,007,496,333) (Note 2)	$320,973,165	$3,026,694,731
Cash	3,055,291	1,421,503
Receivable for investments sold	—	5,302,455
Receivable for fund shares sold	288,820	11,188,306
Interest receivable	1,420,708	21,434,511
Prepaid expenses and other assets	227,364	78,486

Total Assets	325,965,348	3,066,119,992

LIABILITIES
Payable for investments purchased	—	41,797,450
Payable for fund shares redeemed	1,371,733	8,688,872
Payable to investment advisor and other affiliates (Note 3)	192,076	1,642,086
Accounts payable and accrued expenses	—	338,416
Dividends payable	39,961	844,811

Total Liabilities	1,603,770	53,311,635

NET ASSETS	$324,361,578	$3,012,808,357

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(39,963)	$(673,030)
Net unrealized appreciation	2,996,869	19,198,398
Accumulated net realized gain (loss)	(5,642,656)	21,933,731
Net capital paid in on shares of beneficial interest	327,047,328	2,972,349,258

	$324,361,578	$3,012,808,357

30    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($159,224,887 and $1,029,692,117 applicable to 11,914,148 and 76,751,872 shares of beneficial interest outstanding - Note 4)	$13.36	$13.42
Maximum sales charge, 1.50% of offering price	0.20	0.20

Maximum offering price per share	$13.56	$13.62

Class B Shares:
Net asset value per share* ($1,384,341 applicable to 103,823 shares of beneficialinterest outstanding - Note 4)	$13.33	$—

Class C Shares:
Net asset value and offering price per share* ($73,876,570 and $632,917,783 applicable to 5,494,579 and 47,252,390 shares of beneficial interest outstanding - Note 4)	$13.45	$13.39

Class I Shares:
Net asset value, offering and redemption price per share ($73,644,678 and $1,260,448,623 applicable to 5,510,757 and 93,933,600 shares of beneficial interest outstanding - Note 4)	$13.36	$13.42

Class R3 Shares:
Net asset value, offering and redemption price per share ($15,349,660 and $ 81,585,560 applicable to 1,147,856 and 6,076,660 shares of beneficial interest outstanding - Note 4)	$13.37	$13.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 881,442 and $ 8,164,274 applicable to 65,958 and 608,504 shares of beneficial interest outstanding - Note 4)	$13.36	$13.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    31

STATEMENT OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2013

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME
Interest income (net of premium amortized of $1,402,081 and $10,538,173 and net of paydown losses of $2,882,510 and $2,919,561, respectively)	$9,207,079	$96,699,393

EXPENSES
Investment advisory fees (Note 3)	1,473,506	11,280,967
Administration fees (Note 3)
Class A Shares	242,220	1,380,350
Class B Shares	2,963	—
Class C Shares	114,068	812,330
Class I Shares	44,660	586,664
Class R3 Shares	19,816	98,748
Class R5 Shares	180	2,395
Distribution and service fees (Note 3)
Class A Shares	484,439	2,760,699
Class B Shares	23,509	—
Class C Shares	456,633	3,269,032
Class R3 Shares	79,235	394,885
Transfer agent fees
Class A Shares	154,127	1,043,670
Class B Shares	7,147	—
Class C Shares	88,745	516,071
Class I Shares	54,089	745,609
Class R3 Shares	15,165	64,336
Class R5 Shares	3,284	3,929
Registration and filing fees
Class A Shares	24,868	95,328
Class B Shares	17,142	—
Class C Shares	20,437	50,046
Class I Shares	23,314	111,847
Class R3 Shares	19,135	21,386
Class R5 Shares	21,242	22,541
Custodian fees (Note 3)	86,516	320,652
Professional fees	49,398	89,233
Accounting fees	11,910	95,510
Trustee fees	13,501	102,985
Other expenses	44,076	337,988

Total Expenses	3,595,325	24,207,201
Less:
Expenses reimbursed by investment advisor (Note 3)	(75,141)	(135,831)
Fees paid indirectly (Note 3)	(10,500)	(10,259)

Net Expenses	3,509,684	24,061,111

Net Investment Income	$5,697,395	$72,638,282

32    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2013

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$626,725	$28,225,169
Net change in unrealized appreciation (depreciation) on investments	(11,595,653)	(83,862,744)
Net Realized and Unrealized Loss	(10,968,928)	(55,637,575)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,271,533)	$17,000,707

See notes to financial statements.

Certified Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,697,395	$7,694,029
Net realized gain (loss) on investments	626,725	603,821
Net unrealized appreciation (depreciation) on investments	(11,595,653)	1,453,008

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,271,533)	9,750,858

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,531,628)	(5,424,214)
Class B Shares	(24,774)	(48,104)
Class C Shares	(1,885,254)	(2,366,058)
Class I Shares	(2,383,641)	(2,792,566)
Class R3 Shares	(347,980)	(373,741)
Class R5 Shares	(7,818)	(1,030)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(48,398,759)	12,467,979
Class B Shares	(1,982,954)	(899,839)
Class C Shares	(25,554,347)	2,899,499
Class I Shares	(21,174,045)	15,374,578
Class R3 Shares	446,203	2,769,576
Class R5 Shares	589,772	297,969

Net Increase (Decrease) in Net Assets	(110,526,758)	31,654,907

NET ASSETS
Beginning of Year	434,888,336	403,233,429

End of Year	$324,361,578	$434,888,336

Undistributed (distribution in excess of) net investment income	$(39,963)	$245,952

See notes to financial statements.

34    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$72,638,282	$61,416,905
Net realized gain (loss) on investments	28,225,169	12,965,543
Net unrealized appreciation (depreciation) on investments	(83,862,744)	73,342,069

Net Increase (Decrease) in Net Assets Resulting from Operations	17,000,707	147,724,517

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(27,240,915)	(25,172,276)
Class C Shares	(14,464,450)	(13,689,646)
Class I Shares	(32,980,072)	(24,360,205)
Class R3 Shares	(1,861,254)	(1,669,104)
Class R5 Shares	(125,608)	(1,939)
From realized gains
Class A Shares	(4,830,257)	(4,404,576)
Class C Shares	(2,753,549)	(2,727,096)
Class I Shares	(4,644,607)	(3,486,977)
Class R3 Shares	(328,154)	(237,575)
Class R5 Shares	(7,863)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,646,964	442,203,183
Class C Shares	44,122,175	221,399,070
Class I Shares	276,724,852	538,081,197
Class R3 Shares	10,072,568	41,267,790
Class R5 Shares	6,994,597	1,312,866

Net Increase in Net Assets	272,325,134	1,316,239,229

NET ASSETS
Beginning of Year	2,740,483,223	1,424,243,994

End of Year	$3,012,808,357	$2,740,483,223

Distribution in excess of net investment income	$(673,030)	$(139,845)

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3” and “Class R5”). The Fund no longer offers Class B shares for sale. The Income Fund currently offers five classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3” and “Class R5”). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 and Class R5 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Funds’ Trustees of the Trust (the “Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Account Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).

Level 3: Significant unobservable inputs, (including the Funds’ own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s net investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$35,506,217	$35,506,217	$—	$—
U.S. Government Agencies	63,723,466	—	61,119,392	2,604,074
Mortgage Backed	206,743,482	—	206,743,482	—
Short Term Investments	15,000,000	—	15,000,000	—

Total Investments in Securities	$320,973,165	$35,506,217	$282,862,874	$2,604,074

(a)	An unadjusted broker quote was applied to a portfolio security characterized as a Level 3 investment at September 30, 2013.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels, and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2013.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 is as follows:

	U.S. Government Agencies	Total
Beginning Balance 9/30/2012	$2,946,080	$2,946,080
Accrued Discounts (Premiums)	3,102	3,102
Net Realized Gain (Loss)(a)	1,834	1,834
Gross Purchases	—	—
Gross Sales	(141,221)	(141,221)
Change in Unrealized Appreciation (Depreciation)(b)	(205,721)	(205,721)
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 9/30/2013(d)	$2,604,074	$2,604,074

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred. (d) Level 3 investments represent 0.80% of total Net Assets at the year ended September 30, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$22,014,854	$22,014,854	$—	$—
U.S. Government Agencies	260,085,748	—	228,516,821	31,568,927
Other Government	147,973,531	—	133,430,186	14,543,345
Mortgage Backed	236,651,312	—	236,651,312	—
Asset Backed Securities	400,345,207	—	383,043,707	17,301,500
Corporate Bonds	1,557,227,019	—	1,550,057,444	7,169,575
Convertible Bonds	18,712,500	—	18,712,500	—
Municipal Bonds	187,702,377	—	187,702,377	—
Short Term Investments	195,982,183	—	195,982,183	—

Total Investments in Securities	$3,026,694,731	$22,014,854	$2,934,096,530	$70,583,347

(a)	Unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2013. A portfolio security characterized as a Level 3 investment representing $3,662,750 market value in Asset Backed Securities was fair valued by the Committee using an adjusted broker quote.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to disclose transfers between levels, and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2013.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 is as follows:

	Asset Backed Securities	Corporate Bonds	U.S. & Other Government	Municipal Bonds	Total
Beginning Balance 9/30/2012	$13,715,411	$33,987,735	$27,214,342	$1,019,153	$75,936,641
Accrued Discounts (Premiums)	26,501	45,712	(32,235)	—	39,978
Net Realized Gain (Loss)(a)	89,440	1,314,018	27,712	—	1,431,170
Gross Purchases	14,000,000	—	42,181,549	—	56,181,549
Gross Sales	(584,888)	(15,789,083)	(4,003,754)	—	(20,377,725)
Change in Unrealized Appreciation(Depreciation)(b)	117,536	(467,475)	(1,267,842)	—	(1,617,781)
Transfers into Level 3(c)	—	—	—	—	—
Transfers out of Level 3(c)	(10,062,500)	(11,921,332)	(18,007,500)	(1,019,153)	(41,010,485)

Ending Balance 9/30/2013(d)	$17,301,500	$7,169,575	$46,112,272	$—	$70,583,347

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(c)	Transfers into or out of Level 3, if any, would be from or to Level 2, and would be due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers out of Level 3 would be indicative of pricing by an independent pricing service and/or increased market activity. Transfers into or out of Level 3 are based upon the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 2.34% of total Net Assets at the year ended September 30, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Funds’ financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Funds that they earned net commissions aggregating $872 from the sale of Class A shares of the Government Fund and $7,716 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $13,579 and $106,533 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual Class R3 and Class R5 of Government Fund and Class R3 and Class R5 of Income Fund expenses do not exceed 0.99%, 0.67%, 0.99%, and 0.67%, respectively. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $6,524 for the Class B shares, $766 for the Class C shares, and contractually reimbursed $44,024 for the Class R3 shares, and $23,827 for the Class R5 shares of the Government Fund and $118,855 for the Class R3 shares and $16,976 for the Class R5 shares of the Income Fund.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2013, fees paid indirectly were $10,500 for the Government Fund and $10,259 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,744,649	$51,296,981	5,047,470	$69,868,966
Shares issued to shareholders in reinvestment of dividends	262,627	3,580,624	295,188	4,086,639
Shares repurchased	(7,590,101)	(103,276,364)	(4,443,689)	(61,487,626)

Net increase (decrease)	(3,582,825)	$(48,398,759)	898,969	$12,467,979

Class B Shares
Shares sold	30,862	$424,973	57,885	$800,862
Shares issued to shareholders in reinvestment of dividends	1,752	23,978	2,898	40,033
Shares repurchased	(178,491)	(2,431,905)	(126,040)	(1,740,734)

Net increase (decrease)	(145,877)	$(1,982,954)	(65,257)	$(899,839)

Class C Shares
Shares sold	1,186,290	$16,337,002	2,770,702	$38,593,798
Shares issued to shareholders in reinvestment of dividends	114,069	1,565,457	131,511	1,831,613
Shares repurchased	(3,178,713)	(43,456,806)	(2,695,423)	(37,525,912)

Net increase (decrease)	(1,878,354)	$(25,554,347)	206,790	$2,899,499

Class I Shares
Shares sold	2,977,369	$40,549,972	5,010,466	$69,361,668
Shares issued to shareholders in reinvestment of dividends	138,069	1,880,884	155,056	2,146,620
Shares repurchased	(4,685,090)	(63,604,901)	(4,056,310)	(56,133,710)

Net increase (decrease)	(1,569,652)	$(21,174,045)	1,109,212	$15,374,578

Class R3 Shares
Shares sold	547,714	$7,478,100	691,586	$9,580,609
Shares issued to shareholders in reinvestment of dividends	24,107	328,636	25,564	354,172
Shares repurchased	(540,789)	(7,360,533)	(516,999)	(7,165,205)

Net increase (decrease)	31,032	$446,203	200,151	$2,769,576

Class R5 Shares
Shares sold	58,893	$787,254	21,925	$302,955
Shares issued to shareholders in reinvestment of dividends	576	7,824	74	1,030
Shares repurchased	(15,074)	(205,306)	(436)	(6,016)

Net increase (decrease)	44,395	$589,772	21,563	$297,969

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

INCOME FUND

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	37,040,545	$506,158,188	47,057,811	$631,127,101
Shares issued to shareholders in reinvestment of dividends	2,050,915	27,969,306	1,838,883	24,670,726
Shares repurchased	(38,779,444)	(527,480,530)	(15,896,424)	(213,594,644)

Net increase (decrease)	312,016	$6,646,964	33,000,270	$442,203,183

Class C Shares
Shares sold	15,246,681	$208,208,645	21,374,155	$286,302,664
Shares issued to shareholders in reinvestment of dividends	1,069,512	14,558,205	971,990	13,011,563
Shares repurchased	(13,169,974)	(178,644,675)	(5,818,601)	(77,915,157)

Net increase (decrease)	3,146,219	$44,122,175	16,527,544	$221,399,070

Class I Shares
Shares sold	54,510,358	$743,141,237	53,493,565	$718,064,995
Shares issued to shareholders in reinvestment of dividends	2,278,660	31,052,491	1,617,644	21,734,746
Shares repurchased	(36,614,391)	(497,468,876)	(15,023,845)	(201,718,544)

Net increase (decrease)	20,174,627	$276,724,852	40,087,364	$538,081,197

Class R3 Shares
Shares sold	3,482,197	$47,470,330	4,091,469	$54,734,839
Shares issued to shareholders in reinvestment of dividends	155,223	2,117,877	136,421	1,833,436
Shares repurchased	(2,903,508)	(39,515,639)	(1,137,089)	(15,300,485)

Net increase (decrease)	733,912	$10,072,568	3,090,801	$41,267,790

Class R5 Shares
Shares sold	594,497	$8,102,764	96,188	$1,310,927
Shares issued to shareholders inreinvestment of dividends	9,774	132,548	141	1,939
Shares repurchased	(92,096)	(1,240,715)	—	—

Net increase (decrease)	512,175	$6,994,597	96,329	$1,312,866

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $45,158,977 and $44,336,380, respectively, while the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,263,869,942 and $934,805,305, respectively.

Certified Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$317,976,296	$3,007,522,932

Gross unrealized appreciation on a tax basis	$6,830,727	$61,832,952
Gross unrealized depreciation on a tax basis	(3,833,858)	(42,661,153)

Net unrealized appreciation (depreciation)on investments (tax basis)	$2,996,869	$19,171,799

At September 30, 2013, the Government Fund had deferred tax basis capital losses occuring subsequent to October 31, 2012, of $2,175,318. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Government Fund had cumulative tax basis capital losses of $3,343,873 (of which $1,911,949 is short-term and $1,431,924 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2013, the Government Fund had tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

In order to account for book/tax differences, the Government Fund decreased distribution in excess of net investment income by $3,197,785, increased accumulated net realized loss by $3,039,105, and decreased net capital paid in on shares of beneficial interest by $158,680. The Income Fund decreased distribution in excess of net investment income by $3,500,832 and decreased accumulated net realized gain by $3,500,832. These reclassifications have no impact on the net asset value of the Fund.

Reclassifications result primarily from paydown gains and losses.

At September 30, 2013, the Government Fund had no undistributed tax basis net ordinary investment income or tax basis capital gains.

At September 30, 2013, the Income Fund had distributable tax basis net ordinary investment income of $8,116,351 and tax basis distributable capital gains of $14,015,761.

The tax character of distributions paid for the Government Fund during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary investment income	$9,181,095	$11,005,713
Capital gains	—	—

Total	$9,181,095	$11,005,713

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013

The tax character of the distributions paid by the Income Fund for the years ended September 30, 2013 and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary investment income	$84,058,814	$66,826,503
Capital gains	5,177,915	8,922,891

Total	$89,236,729	$75,749,394

OTHER NOTES:

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    45

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
2009(b)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
Class B Shares
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
Class C Shares
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
Class I Shares
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
Class R3 Shares
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
Class R5 Shares
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(c)	(1.09)	12.18	$881
2012(d)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(e)	0.68	(e)	0.67	(e)	44.86	(c)(e)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was May 1, 2012.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

46 Certified Annual Report	Certified Annual Report 47

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
2009(b)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
Class C Shares
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
Class I Shares
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
Class R3 Shares
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
Class R5 Shares
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(c)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(e)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was May 1, 2012.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

48 Certified Annual Report	Certified Annual Report 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

50    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$987.20	$4.50
Hypothetical*	$1,000.00	$1,020.54	$4.58
Class B Shares
Actual	$1,000.00	$980.40	$11.47
Hypothetical*	$1,000.00	$1,013.49	$11.66
Class C Shares
Actual	$1,000.00	$986.00	$5.88
Hypothetical*	$1,000.00	$1,019.15	$5.98
Class I Shares
Actual	$1,000.00	$988.90	$2.85
Hypothetical*	$1,000.00	$1,022.21	$2.89
Class R3 Shares
Actual	$1,000.00	$986.80	$4.91
Hypothetical*	$1,000.00	$1,020.12	$5.00
Class R5 Shares
Actual	$1,000.00	$988.40	$3.33
Hypothetical*	$1,000.00	$1,021.71	$3.39
Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$987.30	$4.49
Hypothetical*	$1,000.00	$1,020.55	$4.56
Class C Shares
Actual	$1,000.00	$985.40	$5.63
Hypothetical*	$1,000.00	$1,019.40	$5.72
Class I Shares
Actual	$1,000.00	$989.10	$2.66
Hypothetical*	$1,000.00	$1,022.39	$2.71
Class R3 Shares
Actual	$1,000.00	$986.90	$4.92
Hypothetical*	$1,000.00	$1,020.12	$5.00
Class R5 Shares
Actual	$1,000.00	$988.60	$3.22
Hypothetical*	$1,000.00	$1,021.83	$3.28

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.90%; B: 2.31%; C: 1.18%; I: 0.57%; R3: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.13%; I: 0.53%; R3: 0.99% R5: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    51

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term U.S. Government Fund versus Barclays Intermediate Government Bond Index and Consumer Price Index

(November 16, 1987 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	(2.85)%	2.75%	2.90%	5.35%
B Shares (Incep: 11/1/02)	(7.57)%	1.39%	1.97%	2.25%
C Shares (Incep: 9/1/94)	(2.04)%	2.78%	2.77%	4.35%
I Shares (Incep: 7/5/96)	(1.05)%	3.38%	3.37%	4.86%
R3 Shares (Incep: 7/1/03)	(1.47)%	2.97%	3.03%	2.97%
R5 Shares (Incep: 5/1/12)	(1.09)%	—	—	0.07%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, and Class R5 shares.

52    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term Income Fund versus Barclays Intermediate Government/Credit Bond Index and Consumer
Price Index

(October 1, 1992 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)	(0.83)%	6.17%	4.18%	5.40%
C Shares (Incep: 9/1/94)	(0.11)%	6.22%	4.08%	5.19%
I Shares (Incep: 7/5/96)	0.98%	6.85%	4.69%	5.76%
R3 Shares (Incep: 7/1/03)	0.59%	6.46%	4.34%	4.28%
R5 Shares (Incep: 5/1/12)	0.92%	—	—	2.90%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, and Class R5 shares.

Certified Annual Report    53

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

54    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    55

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

56    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Thornburg Limited Term Income Fund of $5,177,915 are being reported as long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

Certified Annual Report    57

OTHER INFORMATION (CONTINUED)

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees reviewed information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of U.S. government obligation mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in all of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s annualized investment returns fell below the third quartile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year, within the second quartile of performance for the one-year period, and at or near the top decile of performance for the three-year and five year periods, and that the Fund’s annualized returns fell within the first quartile of performance for the second fund category for the year-to-date, one-year, three-year and five-year periods ended with the second quarter of the current year. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of U.S. government obligation mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

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OTHER INFORMATION (CONTINUED)

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of taxable fixed-income mutual funds selected by independent mutual

Certified Annual Report    59

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in most years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s return exceeded or was comparable to the average return of the category in each of the preceding nine calendar years. Noted quantitative data further showed that the Fund’s annualized investment returns fell within the lowest quartile of the first fund category for the year-to-date period ended with the second quarter of the current year, fell within the top quartile in the one-year period and fell within the top decile of performance for the three-year and five-year periods, and that the Fund’s annualized investment returns fell within the top quartile of performance for the second fund category for the year-to-date, one-year and three-year periods ended with the second quarter of the current year, and fell within the top decile of performance for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of fixed income mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not

60    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2013 (Unaudited)

indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized and may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

Certified Annual Report    61

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

62    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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TH076

Thornburg Investment Management®

Thornburg Strategic Income Fund

Informational Brochure and Annual Report – September 30, 2013
Includes All Share Classes

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Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R5	TSRRX	885-216-879

Glossary

Barclay’s U.S. High Yield Bond Index – This index represents a universe of fixed-rate, non-investment grade debt.

Blended Index – The Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

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Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THORNBURG STRATEGIC INCOME FUND

Portfolio Manager

Jason Brady, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.33%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, resulting in a net expense ratio of 1.27%. For more detailed information, please see the fund’s prospectus.

Harvesting a Sustainable Yield

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. But the simple measure of yield is potentially misleading. At Thornburg Investment Management, we believe we have developed a better income-generation mousetrap in the form of the Strategic Income Fund, which has a goal of high income, without having to resort solely to the below-investment-grade segment of the taxable fixed income universe.

The idea behind this fund is that high yield, in the context of a fund type, represents not an investment goal, but merely a type of asset. Why? Most taxable high-yield funds are solely focused on below-investment-grade corporate bonds. We believe this focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in a variety of investment climates. Keep in mind that below-investment-grade corporate bonds represent less than 2% of the total taxable investment universe. There is simply no compelling reason to ignore vast swathes of income-producing markets merely because they

30-Day Yields, Class A

As of September 30, 2013

SEC Yield	Annualized Distribution Yield
5.75%	5.17%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 5.71% and the Annualized Distribution Yield would have been 5.14%.

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/19/07)
Without sales charge	5.79%	7.72%	11.09%	8.12%
With sales charge	1.02%	6.08%	10.07%	7.26%
Barclays U.S. Universal Index
(Since 12/19/07)	-1.00%	3.36%	5.93%	5.11%
Blended Index
(Since 12/19/07)	2.43%	4.78%	6.22%	4.63%

Blended Index: 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index

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do not have a very low credit quality! In fact, quite the opposite is true. By sifting through the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this diversification is likely to lead to a more stable fund with a robust yield.

This is the reason the Thornburg Strategic Income Fund has a much broader purview than a typical high-yield fund. The Fund has investments in corporate bonds (both investment-grade and high-yield), asset-backed securities, mortgages, non-U.S. dollar securities, emerging-markets bonds, convertible securities, and more.

The Fund typically has a smaller allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but relatively strong income generation, can be attractive. While adding equities to what is primarily a bond fund can add volatility, which we work hard to mitigate, we simply can find no good reason to ignore an asset class that can serve as another source of income for the Fund. Thornburg Investment Management seeks to go where the value is, regardless of the asset classes in which we invest.

Key Portfolio Attributes

For the Year Ended September 30, 2013

Fixed Income Statistics

Weighted Average Coupon	6.19%

Average Maturity	5.9 yrs

Effective Duration	3.0 yrs

Bond Holdings	249

Equity Statistics

Portfolio P/E (12-mo. trailing)	12.73

Median Market Cap	$2.9 B

Equity & Pref. Equity Holdings	20

Source:	FactSet and Thornburg

Portfolio Composition

As of September 30, 2013

Credit Quality Summary

As of September 30, 2013

6    This page is not part of the Annual Report.

Thornburg Strategic Income Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

Certified Annual Report    7

LETTER TO SHAREHOLDERS

October 13, 2013

Dear Fellow Shareholder:

We are happy to present the annual report for the Thornburg Strategic Income Fund for the period ended September 30, 2013. The net asset value (NAV) of a Class A share of the Fund decreased $0.09 to $12.19 over the course of the past year. If you were invested for the entire period, you received dividends of 64.5 cents per share. If you reinvested your dividends, you received 66.0 cents per share. Dividends per share were lower for Class C and R3 and higher for Class I and R5 shares as a percentage of NAV to account for varying class-specific expenses.

Since the Fund’s inception more than five years ago, we have navigated an environment of pronounced volatility in global fixed-income and equity markets. Despite that, the Fund has continued to achieve its primary goal: a high and sustainable income stream. We will continue to strive to reach that goal via investments in a variety of different types of assets across the globe.

We note that despite notable downward movements in the prices of U.S. Treasuries, the portfolio has been able to achieve interesting and solidly positive total returns. Many investors are concerned about the effects that a rising-rate environment may have on prices of fixed-income assets, and we share that concern (though we do not believe further dramatic price changes are likely in the immediate future). As managers of a somewhat eclectic portfolio, we are pleased that the global marketplace has provided an abundance of diversity — away from the U.S. Treasury market — that has not forced us into complex and perhaps unproductive derivative strategies.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 5.79% at NAV over the course of the past year. The Fund’s benchmark, a blended index of 80% of the Barclays U.S. Aggregate Bond Index and 20% of the MSCI World Index, produced a 2.43% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. High Yield Index produced negative 1.00% and positive 7.14% total returns, respectively. These index returns reflect no deduction for fees, expenses, or taxes.

Fund total return was largely driven by investments in corporate bonds, and to a lesser extent, income-producing equities, currency movements, and other fixed-income instruments. Changes in credit spreads (differences in yield attributable to one issuer’s creditworthiness versus another’s) were fairly minor over the course of the year. As we discussed in previous years, the scope of further credit tightening was and is likely to be limited. Much of the Fund’s return, therefore, came from continued strong income and positive movements in certain currencies and equities.

The global economic environment remains difficult, with continued uncertainty around the nature of continued recovery. The U.S. Federal Reserve and the International Monetary Fund have recently downgraded growth expectations seemingly continually. At the same time, prices on many risky securities seem quite richly valued to us. By mid-April 2013, U.S. high-yield bonds’ average yield was below 5%. But is this truly high yield? In that environment, the team struggled to find productive investments in the high-yield sub-asset class and, for that matter, across the board. So we allowed cash from new inflows to build, and sold some of our riskier positions. When markets fell in the ensuing months, we were able to find interesting purchases, yet remain in a fairly high quality position.

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

The global investment scope of the Fund permits us the freedom to pursue many different types of opportunity, though similar economic challenges to what we see in the U.S. remain in many areas such as the U.K., developed Europe, and Japan. The emerging-markets engine for global growth has sputtered recently, though that has been an area of some interest for us, given higher longer-term growth potential and the presence of many high-quality assets. We will remain opportunistic, with an eye towards building long-term value for shareholders.

Because we believe that credit spread tightening is largely at an end, performance from fixed income will continue to come from income streams of those investments versus potential for capital appreciation (spread tightening tends to drive yields lower and prices higher). While we have high hopes for the set of investments in the portfolio, the global economic landscape still looks fairly challenging. We believe that income-producing assets will continue to be in high demand, and are happy to be in a position to provide income to shareholders. We believe that providing income from a variety of different sources will be a source of strength and attractive total returns over the long term. Selectively investing in a range of interesting global assets while keeping an eye on income production is this Fund’s goal, and we believe it will serve shareholders well.

Thank you for investing in the Strategic Income Fund. We believe that the Fund remains an appropriate investment for those seeking an attractive yield from a variety of instruments.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2013

Summary of Industry Exposure

As of 9/30/13

Energy	10.8%
Banks	7.2%
Diversified Financials	5.8%
Telecommunication Services	5.5%
Materials	4.7%
Utilities	4.5%
Food, Beverage & Tobacco	3.3%
Transportation	3.0%
Miscellaneous	2.9%
Consumer Services	2.8%
Capital Goods	2.8%
Real Estate	2.2%
Insurance	1.7%
Pharmaceuticals, Biotechnology & Life Sciences	1.7%
Health Care Equipment & Services	1.6%
Retailing	1.5%
Software & Services	1.3%
Commercial & Professional Services	1.3%
Food & Staples Retailing	0.9%
Consumer Durables & Apparel	0.6%
Technology Hardware & Equipment	0.4%
Media	0.3%
Semiconductors & Semiconductor Equipment	0.3%
Other Non-Classified Securities:
Asset Backed Securities	13.6%
Other Securities	9.7%
Municipal Bonds	1.6%
Other Government	0.7%
U.S. Treasury Securities	0.3%
Mortgage Backed	0.1%
Other Assets & Liabilities	6.9%

Summary of Country Exposure

As of 9/30/13

United States	61.5%
Brazil	4.8%
United Kingdom	3.6%
Mexico	3.3%
Australia	2.0%
Russia	1.9%
Netherlands	1.8%
Cayman Islands	1.8%
Spain	1.6%
Canada	1.3%
Bermuda	0.9%
Norway	0.8%
France	0.8%
Germany	0.7%
South Africa	0.7%
Sweden	0.7%
Japan	0.7%
Chile	0.5%
Panama	0.5%
Argentina	0.5%
Italy	0.5%
Switzerland	0.4%
Luxembourg	0.4%
Singapore	0.3%
Ireland	0.3%
Indonesia	0.2%
Turkey	0.2%
Czech Republic	0.2%
Iceland	0.1%
South Korea	0.1%
Other Assets & Liabilities	6.9%

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
COMMON STOCK — 4.47%

COMMERCIAL & PROFESSIONAL SERVICES — 0.45%
COMMERCIAL SERVICES & SUPPLIES — 0.45%
Republic Services, Inc.	100,000	$3,336,000

		3,336,000

ENERGY — 2.57%
OIL, GAS & CONSUMABLE FUELS — 2.57%
Eni S.p.A.	147,400	3,380,002
[a] Halcon Resources Corp.	9,911	43,906
Kinder Morgan, Inc.	87,000	3,094,590
Linn Co., LLC	167,800	4,896,404
Royal Dutch Shell plc ADR	51,300	3,369,384
Total SA	70,400	4,085,348

		18,869,634

REAL ESTATE — 0.75%
REAL ESTATE INVESTMENT TRUSTS — 0.75%
Annaly Capital Management, Inc.	212,700	2,463,066
Capstead Mortgage Corp.	259,027	3,048,748

		5,511,814

TELECOMMUNICATION SERVICES — 0.70%
WIRELESS TELECOMMUNICATION SERVICES — 0.70%
Tele2 AB	400,000	5,116,156

		5,116,156

TOTAL COMMON STOCK (Cost $36,448,411)		32,833,604

PREFERRED STOCK — 3.77%

BANKS — 2.45%
COMMERCIAL BANKS — 2.03%
Cobank ACB Pfd, 6.25%	50,000	4,925,000
First Niagara Financial Group Pfd, 8.625%	17,732	508,908
GMAC Capital Trust I Pfd, 8.125%	140,000	3,745,000
[b] United Community Bank Pfd, 5.00%	5,000	4,850,000
Wintrust Financial Corp. Pfd, 5.00%	750	846,863
THRIFTS & MORTGAGE FINANCE — 0.42%	3,000	3,116,250

[c]Falcons Funding Trust I Pfd, 8.875%		17,992,021

ENERGY — 0.99%
OIL, GAS & CONSUMABLE FUELS — 0.99%
Halcon Resources Corp. Pfd, 5.75%	4,000	3,960,000
[c] Sanchez Energy Corp. Pfd, 4.875%	50,000	3,302,450

		7,262,450

MISCELLANEOUS — 0.16%
U.S. GOVERNMENT AGENCIES — 0.16%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,199,687

		1,199,687

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
REAL ESTATE — 0.17%
REAL ESTATE INVESTMENT TRUSTS — 0.17%
Alexandria Real Estate Pfd, 7.00%	50,000	$1,286,000

		1,286,000

TOTAL PREFERRED STOCK (Cost $26,118,900)		27,740,158

ASSET BACKED SECURITIES — 13.60%

COMMERCIAL MTG TRUST — 2.26%
[c] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	$2,950,430	2,945,857
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.923%, 3/25/2034	149,591	84,617
[c] Commercial Mtg Pass-Through Certificates, Series 2011-FL1 Class B, 4.011%, 7/17/2028	891,517	902,492
[c] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,448,231
[c] JP Morgan Chase Commercial Mtg Trust, Series 2013-JWRZ Class D Floating Rate Note, 3.172%, 4/15/2030	4,000,000	3,977,500
Motel 6 Trust, Series 2012-MTL6 Class C, 3.139%, 10/5/2025	3,000,000	2,979,275
[c] ORES NPL, LLC, Series 2012-LV1 Class A, 4.00%, 9/25/2044	305,684	305,714

		16,643,686

OTHER ASSET BACKED — 4.60%
[b,c] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	5,980,000	6,039,800
[b,c] Concord Funding Co. LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	3,887,500
[b,c] Concord Funding Co. LLC, Series 2013-1 Class B, 3.92%, 2/15/2015	5,675,000	5,526,031
[c] Fairway Outdoor Funding LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	2,866,561
[b,c] JPR Royalty LLC, 14.00%, 9/1/2020	2,000,000	1,400,000
[c] MIRAMAX LLC, Series 2011-1A Class A, 6.25%, 10/20/2021	981,429	1,019,934
[c] MIRAMAX LLC, Series 2011-1A Class B, 10.00%, 10/20/2021	1,883,333	1,910,050
[b,c] Northwind Holdings LLC Floating Rate Note, 1.057%, 12/1/2037	1,137,500	1,046,500
[b,c] Progreso Receivables Funding I LLC. Series 2013-A Class A, 4.00%, 7/9/2018	5,000,000	5,001,563
[c] Richland Towers, 7.87%, 3/15/2041	2,000,000	2,133,504
[c,d] Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.182%, 10/15/2015	2,000,000	2,020,760
[c] Westgate Resorts, Series 2012-1 Class C, 11.00%, 9/20/2025	912,756	935,575

		33,787,778

RESIDENTIAL MTG TRUST — 6.27%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.428%, 12/20/2036	903,933	282,151
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.165%, 2/25/2035	748,476	63,593
Bayview Financial Acquisition Trust, Series 2005-B Class M3, 0.859%, 4/28/2039	4,000,000	2,851,406
[c] Bayview Opportunity Master Fund Trust, Series 2013-4RPL Class A, 4.458%, 7/28/2018	5,892,734	5,889,398
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.491%, 8/25/2033	362,641	326,905
[c] CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.429%, 10/25/2037	3,678,305	3,655,958
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	707,779	681,688
Countrywide, Series 2006-15 Class A6, 5.493%, 10/25/2046	355,988	303,273
CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.879%, 3/25/2045	2,344,074	2,253,191
FBR Securitization Trust, Series 2005-2 Class M1, 0.899%, 9/25/2035	3,000,000	2,719,456
[c] FREMF Mtg Trust, Series 2012-K709 Class C, 3.872%, 4/25/2045	3,046,000	2,839,741
[c] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.787%, 10/25/2044	2,000,000	2,005,421
JP Morgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.319%, 7/25/2036	1,575,524	1,517,320
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.499%, 8/25/2034	305,295	250,006
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.499%, 11/25/2035	1,262,317	1,182,046
New Century Home Equity Loan Trust, Series 2005-2 Class M1, 0.609%, 6/25/2035	2,000,000	1,929,699
Park Place Securities, Inc., Series 2004- MHQ1 Class M2, 1.304%, 12/25/2034	2,250,000	2,117,326
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.329%, 6/25/2036	1,059,750	1,032,881

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
[b,c] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	$4,843,657	$4,766,082
Structured Asset Investment Loan Trust Series 2003-BC9 Class 342, 1.139%, 8/25/2033	1,828,512	1,729,606
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	1,611,569	1,629,174
[c] Vericrest Opportunity, Series 2013-NPL1 Class A, 4.25%, 8/25/2058	5,974,432	5,961,384
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616%, 2/25/2035	277,592	50,781

		46,038,486

STUDENT LOAN — 0.47%
Access Group, Inc., Series 2005-A Class A3, 0.666%, 7/25/2034	4,000,000	3,467,750

		3,467,750

TOTAL ASSET BACKED SECURITIES (Cost $98,683,751)		99,937,700

CORPORATE BONDS — 45.66%

BANKS — 3.52%
COMMERCIAL BANKS — 3.52%
[c,d] Akbank TAS, 3.875%, 10/24/2017	1,500,000	1,458,750
[c,d] Banco Pine SA, 8.75%, 1/6/2017	2,000,000	1,857,040
[c,d] Banco Santander Chile Floating Rate Note, 2.133%, 6/7/2018	4,000,000	4,020,000
[c,d,f] Caixa Economica Federal, 4.50%, 10/3/2018	5,000,000	4,973,500
[c,d] Credit Agricole London, 1.716%, 1/21/2014	1,688,000	1,694,629
[a,c,d,g] Islandsbanki, 4.41%, 10/15/2008	60,000	18,825
National City Bank Floating Rate Note, 0.628%, 6/7/2017	1,000,000	982,815
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,512,445
[d] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,300,000
[d] Royal Bank of Scotland Group plc, 6.10%, 6/10/2023	5,000,000	5,044,120
[d] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,014,840

		25,876,964

CAPITAL GOODS — 2.78%
CONSTRUCTION & ENGINEERING — 0.75%
[c,d] Ausdrill Finance Pty Ltd., 6.875%, 11/1/2019	6,000,000	5,550,000
INDUSTRIAL CONGLOMERATES — 1.11%
[c,d] Hutchison Whampoa International (10) Ltd., 6.00%, 12/31/2049	2,000,000	2,102,500
[c] Nesco, LLC/Nesco Holdings Corp., 11.75%, 4/15/2017	1,250,000	1,393,750
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,655,000
TRADING COMPANIES & DISTRIBUTORS — 0.92%
[c] Aviation Capital Group Corp., 6.75%, 4/6/2021	2,500,000	2,638,907
[c] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,051,325
[c] International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,075,000

		20,466,482

COMMERCIAL & PROFESSIONAL SERVICES — 0.84%
COMMERCIAL SERVICES & SUPPLIES — 0.84%
Iron Mountain, Inc., 6.00%, 8/15/2023	3,000,000	2,977,500
RR Donnelley & Sons Co., 7.875%, 3/15/2021	3,000,000	3,217,500

		6,195,000

CONSUMER DURABLES & APPAREL — 0.55%
LEISURE EQUIPMENT & PRODUCTS — 0.55%
[c] Gibson Brands, Inc., 8.875%, 8/1/2018	4,000,000	4,060,000

		4,060,000

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
CONSUMER SERVICES — 2.33%
DIVERSIFIED CONSUMER SERVICES — 1.27%
[c] Coinstar, Inc., 6.00%, 3/15/2019	$5,000,000	$4,875,000
[c,d] Nord Anglia Education U.K., 10.25%, 4/1/2017	4,000,000	4,440,000
HOTELS, RESTAURANTS & LEISURE — 1.06%
[b,c,d] Arcos Dorados Holdings I, 6.625%, 9/27/2023	8,000,000	7,780,000

		17,095,000

DIVERSIFIED FINANCIALS — 3.57%
CAPITAL MARKETS — 1.72%
[c,d] BTG Investments LP, 4.50%, 4/17/2018	5,000,000	4,762,500
[c,d] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,050,110
Merrill Lynch & Co., 0.816%, 5/2/2017	2,500,000	2,416,925
Nationstar Mortgage Capital Corp., 9.625%, 5/1/2019	3,000,000	3,337,500
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	1,000,000	1,062,500
CONSUMER FINANCE — 0.63%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	3,982,120
[c,d] DFS Funding Corp. Floating Rate Note, 1.079%, 6/15/2015	700,000	679,189
DIVERSIFIED FINANCIAL SERVICES — 1.22%
[c,d] CFG Holdings Ltd. /CFG Finance, LLC, 11.50%, 11/15/2019	5,000,000	5,300,000
[c] Citicorp, 8.04%, 12/15/2019	250,000	300,847
Citigroup, Inc., 5.00%, 9/15/2014	750,000	778,270
[b] Counts Trust, Series 1998 II-A, 6.67%, 2/15/2018	454,791	470,060
[c] TMX Finance LLC/Titlemax Finance, 8.50%, 9/15/2018	2,000,000	2,090,000

		26,230,021

ENERGY — 7.34%
ENERGY EQUIPMENT & SERVICES — 1.14%
[d] Floatel International Ltd., 8.00%, 10/11/2017	4,500,000	4,725,000
[c,d] Schahin II Finance Co. SPV, 5.875%, 9/25/2023	3,832,000	3,659,560
OIL, GAS & CONSUMABLE FUELS — 6.20%
[c] Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	2,790,000
[c] Aurora USA Oil and Gas, Inc., 9.875%, 2/15/2017	3,000,000	3,187,500
[c] Aurora USA Oil and Gas, Inc., 7.50%, 4/1/2020	3,000,000	2,985,000
Black Elk Energy Offshore Operations, LLC, 13.75%, 12/1/2015	1,103,000	1,058,880
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	519,248
Energy Transfer Partners LP, 9.70%, 3/15/2019	1,500,000	1,918,333
[c] Energy Transfer Partners LP, 3.283%, 11/1/2066	2,000,000	1,797,500
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,557,500
[c] Gastar Exploration USA, Inc., 8.625%, 5/15/2018	5,000,000	4,725,000
[c] Green Field Energy Services, 13.25%, 11/15/2016	2,000,000	1,800,000
[c] Green Field Energy Services, 13.25%, 11/15/2016	48,000	43,200
[c] Linc Energy U.S.A. /Linc Energy Finance, 12.50%, 10/31/2017	3,000,000	3,300,000
[c] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	840,400	869,496
[c,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2022	5,000,000	5,125,000
[d] Petrobras Global Finance BV, 3.00%, 1/15/2019	1,000,000	940,420
[d] Petrobras International Finance Co., 2.875%, 2/6/2015	1,000,000	1,014,512
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,280,849
[c,d] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,505,600	1,540,982
RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,070,000
[c] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	1,885,000
[c] Rockies Express Pipeline, LLC, 3.90%, 4/15/2015	2,000,000	1,990,000
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,145,039

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
Tesoro Logistics LP, 6.125%, 10/15/2021	$2,000,000	$2,010,000

		53,938,019

FOOD, BEVERAGE & TOBACCO — 3.09%
BEVERAGES — 1.44%
[c,d] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,050,000
[c,e] Innovation Ventures/Fina, 9.50%, 8/15/2019	6,000,000	5,497,500
FOOD PRODUCTS — 1.23%
[c,d] Barry Callebaut Services NV, 5.50%, 6/15/2023	3,000,000	3,013,080
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	341,695
[c,d] Comfeed Finance BV, 6.00%, 5/2/2018	2,000,000	1,835,000
[c] Southern States Cooperative, Inc., 10.00%, 8/15/2021	4,000,000	3,880,000
TOBACCO — 0.42%
Vector Group Ltd., 7.75%, 2/15/2021	3,000,000	3,105,000

		22,722,275

HEALTH CARE EQUIPMENT & SERVICES — 1.18%
HEALTH CARE PROVIDERS & SERVICES — 1.18%
[c] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	3,500,000	3,675,000
[c] Select Medical Corp., 6.375%, 6/1/2021	2,000,000	1,895,000
[c] Tenet Healthcare Corp., 6.00%, 10/1/2020	3,000,000	3,067,500

		8,637,500

INSURANCE — 1.43%
INSURANCE — 1.43%
[c] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,473,905
[c,d] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,000,000	3,633,042
[c] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,404,813
[c,d] Oil Insurance Ltd., 3.23%, 12/31/2049	1,000,000	900,014
[c] Prudential Holdings, LLC, 8.695%, 12/18/2023	585,000	735,339
[c,d] QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	808,283
[c] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,540,300

		10,495,696

MATERIALS — 4.36%
CHEMICALS — 0.35%
[c] Iracore International Holdings, Inc., 9.50%, 6/1/2018	2,500,000	2,600,000
CONSTRUCTION MATERIALS — 0.15%
[c] Associated Asphalt Partners, LLC, 8.50%, 2/15/2018	1,100,000	1,100,000
METALS & MINING — 3.10%
[d] Anglogold Holdings, 8.50%, 7/30/2020	5,000,000	5,137,500
[d] ArcelorMittal, 10.35%, 6/1/2019	1,000,000	1,230,000
[c] Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	3,000,000	3,030,000
[c,d] Newcrest Finance Property Ltd., 4.45%, 11/15/2021	3,000,000	2,579,517
[c,d] OJSC Novolipetsk Steel, 4.45%, 2/19/2018	6,000,000	5,880,000
[c,d] POSCO, 8.75%, 3/26/2014	500,000	517,896
[d] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	53,094
[c,d] Samarco Mineracao S.A., 4.125%, 11/1/2022	5,000,000	4,350,000
PAPER & FOREST PRODUCTS — 0.76%
[c] Neenah Paper, Inc., 5.25%, 5/15/2021	5,820,000	5,558,100

		32,036,107

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
MEDIA — 0.12%
MEDIA — 0.12%
[c,d] Mood Media Corp., 9.25%, 10/15/2020	$350,000	$299,250
The Washington Post Co., 7.25%, 2/1/2019	500,000	589,328

		888,578

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.34%
LIFE SCIENCES TOOLS & SERVICES — 0.34%
[c] BPA Laboratories, Inc., 12.25%, 4/1/2017	2,600,000	2,470,000

		2,470,000

REAL ESTATE — 0.66%
REAL ESTATE INVESTMENT TRUSTS — 0.66%
EPR Properties, 5.25%, 7/15/2023	5,000,000	4,854,310

		4,854,310

RETAILING — 1.47%
DISTRIBUTORS — 0.51%
[c] LKQ Corp., Inc., 4.75%, 5/15/2023	4,000,000	3,710,000
MULTILINE RETAIL — 0.67%
[c,d] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,000,000	4,925,000
SPECIALTY RETAIL — 0.29%
[c] Radio Systems Corp., 8.375%, 11/1/2019	2,000,000	2,165,000

		10,800,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.29%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.29%
[c,d] Global A&T Electronics Ltd., 10.00%, 2/1/2019	2,500,000	2,125,000

		2,125,000

SOFTWARE & SERVICES — 0.87%
INFORMATION TECHNOLOGY SERVICES — 0.61%
Neustar, Inc., 4.50%, 1/15/2023	5,000,000	4,487,500
INTERNET SOFTWARE & SERVICES — 0.26%
[c,d] eAccess Ltd., 8.25%, 4/1/2018	1,755,000	1,921,725

		6,409,225

TECHNOLOGY HARDWARE & EQUIPMENT — 0.42%
COMPUTERS & PERIPHERALS — 0.42%
Lexmark International, Inc., 5.125%, 3/15/2020	3,000,000	3,092,499

		3,092,499

TELECOMMUNICATION SERVICES — 4.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.17%
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,150,000
Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,070,000
Level 3 Financing, Inc., 4.146%, 2/15/2015	1,000,000	1,000,500
[d] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,098,792
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,208,844
[d] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,023,834
[d] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,035,876

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
WIRELESS TELECOMMUNICATION SERVICES — 3.02%
[c,d] Bharti Airtel International, 5.125%, 3/11/2023	$6,000,000	$5,370,000
[c,d] MTS International Funding Ltd., 5.00%, 5/30/2023	6,000,000	5,505,000
[c,d] VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	552,500
[c,d] VimpelCom Holdings BV, 7.504%, 3/1/2022	2,000,000	2,107,500
[c] WCP Issuer, LLC, 7.143%, 8/15/2020	6,000,000	6,030,000
[c] WCP Wireless Site Fund, 6.829%, 11/15/2040	2,500,000	2,655,425

		30,808,271

TRANSPORTATION — 2.17%
AIRLINES — 1.81%
[c] American Airlines, 4.95%, 7/15/2024	3,000,000	3,015,000
Continental Airlines, 7.02%, 11/1/2013	523,186	529,072
[c] JetBlue Pass-Through Trust, 3.148%, 1/2/2014	5,000,000	4,975,000
US Airways, 7.076%, 9/20/2022	839,328	877,098
US Airways, 6.25%, 10/22/2024	1,741,767	1,828,855
US Airways, 5.90%, 4/1/2026	1,996,397	2,086,235
MARINE — 0.07%
[c] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	820,744	504,917
ROAD & RAIL — 0.29%
[c] J.B. Poindexter & Co., Inc., 9.00%, 4/1/2022	2,000,000	2,100,000

		15,916,177

UTILITIES — 4.14%
ELECTRIC UTILITIES — 1.81%
Alabama Power Capital Trust V, 3.374%, 10/1/2042	700,000	676,410
[c] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,306,086
[c,d] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,659,810
Metropolitan Edison Co., 7.70%, 1/15/2019	250,000	304,545
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,442,238
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,236,928
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,652,445
GAS UTILITIES — 0.47%
[c] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,321,248
[c] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,167,012
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.89%
[c,d] Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	2,085,000
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,593,750
[c] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,880,928	1,840,214
MULTI-UTILITIES — 0.97%
Black Hills Corp., 9.00%, 5/15/2014	500,000	523,317
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,569,240
[c] Enogex, LLC, 6.875%, 7/15/2014	1,000,000	1,034,360
[c] Topaz Solar Farms, LLC, 4.875%, 9/30/2039	3,000,000	2,990,970

		30,403,573

TOTAL CORPORATE BONDS (Cost $328,662,205)		335,520,697

CONVERTIBLE BONDS — 2.46%

HEALTH CARE EQUIPMENT & SERVICES — 0.41%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.41%
Hologic, Inc., 2.00%, 12/15/2037	3,000,000	3,003,750

		3,003,750

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
MATERIALS — 0.07%
METALS & MINING — 0.07%
[c,d] Jaguar Mining, Inc., 4.50%, 11/1/2014	$2,000,000	$560,000

		560,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.32%
PHARMACEUTICALS — 1.32%
[c] Pacira Pharmaceuticals, Inc., 3.25%, 2/1/2019	4,700,000	9,673,188

		9,673,188

REAL ESTATE — 0.64%
REAL ESTATE INVESTMENT TRUSTS — 0.64%
[c] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,000,000	4,678,125

		4,678,125

TELECOMMUNICATION SERVICES — 0.02%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.02%
[c] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	184,000	157,550

		157,550

TOTAL CONVERTIBLE BONDS (Cost $14,708,549)		18,072,613

WARRANTS — 0.01%
[a] Green Field Energy Services	2,000	70,000

TOTAL WARRANTS (Cost $78,418)		70,000

MUNICIPAL BONDS — 1.56%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,120,614
Los Angeles California Municipal Improvement Corp. (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,047,355
[c] Midwest Family Housing, 5.168%, 7/1/2016	505,000	525,770
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,067,430
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,355,000	1,373,455
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,108,620
San Marcos California Redevelopment Agency, 6.125%, 10/1/2018	1,000,000	1,053,520
State of Ohio (Republic Services, Inc.) (AMT), 4.25%, 4/1/2033	900,000	907,002
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	265,000	261,044

TOTAL MUNICIPAL BONDS (Cost $10,633,440)		11,464,810

U.S. TREASURY SECURITIES — 0.28%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,054,844

TOTAL U.S. TREASURY SECURITIES (Cost $1,997,659)		2,054,844

OTHER GOVERNMENT — 0.69%
[c,d] Banco Nac De Desen Econo, 3.375%, 9/26/2016	2,000,000	2,006,000
[c,d] Eurasian Development Bank, 5.00%, 9/26/2020	2,000,000	1,983,340
[c,d] Republic of Iceland, 4.875%, 6/16/2016	625,000	653,750
[c,d] Republic of Iceland, 5.875%, 5/11/2022	400,000	411,000

TOTAL OTHER GOVERNMENT (Cost $4,981,587)		5,054,090

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
MORTGAGE BACKED — 0.14%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	$5,678	$6,296
[b] Reilly 1997 A Mtg, 6.896%, 7/1/2020	1,002,830	1,033,463

TOTAL MORTGAGE BACKED (Cost $1,038,015)		1,039,759

FOREIGN BONDS — 10.74%

BANKS — 1.21%
COMMERCIAL BANKS — 1.21%
[c] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	† 13,000,000	5,425,710
LBG Capital No.2 plc (GBP), 16.125%, 12/10/2024	1,050,000	2,434,604
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	1,041,258

		8,901,572

CONSUMER SERVICES — 0.48%
HOTELS, RESTAURANTS & LEISURE — 0.48%
[c] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	3,519,379

		3,519,379

DIVERSIFIED FINANCIALS — 2.20%
CAPITAL MARKETS — 0.12%
Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	870,821
CONSUMER FINANCE — 0.66%
[c] Cash Store Financial (CAD), 11.50%, 1/31/2017	1,750,000	1,173,802
[c] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,670,858
DIVERSIFIED FINANCIAL SERVICES — 1.42%
General Electric Capital Corp. (MXN), 8.50%, 4/6/2018	60,000,000	5,244,356
KFW (BRL), 5.375%, 9/14/2015	12,000,000	5,176,195

		16,136,032

FOOD & STAPLES RETAILING — 0.86%
FOOD & STAPLES RETAILING — 0.86%
Wesfarmers Ltd. (AUD), 5.19%, 9/11/2014	1,300,000	1,233,071
[c] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	3,000,000	5,124,016

		6,357,087

FOOD, BEVERAGE & TOBACCO — 0.24%
BEVERAGES — 0.24%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	879,845
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	896,990

		1,776,835

INSURANCE — 0.24%
INSURANCE — 0.24%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	954,515
ELM BV (AUD), 3.96%, 12/31/2049	1,000,000	848,599

		1,803,114

MATERIALS — 0.29%
CONSTRUCTION MATERIALS — 0.29%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017	1,500,000	2,139,668

		2,139,668

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
MEDIA — 0.20%
MEDIA — 0.20%
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	† 1,000,000	$1,447,550

		1,447,550

MISCELLANEOUS — 2.75%
MISCELLANEOUS — 2.75%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	856,109
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	7,120,000	3,453,504
International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	1,000,000	450,481
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	853,864
Mexican Bonos (MXN), 5.00%, 6/15/2017	130,000,000	10,105,031
Norwegian Government (NOK), 4.25%, 5/19/2017	25,000,000	4,488,421

		20,207,410

SOFTWARE & SERVICES — 0.43%
INTERNET SOFTWARE & SERVICES — 0.43%
eAccess Ltd. (EUR), 8.375%, 4/1/2018	2,100,000	3,139,290

		3,139,290

TELECOMMUNICATION SERVICES — 0.58%
WIRELESS TELECOMMUNICATION SERVICES — 0.58%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	59,500,000	4,255,394

		4,255,394

TRANSPORTATION — 0.87%
AIRLINES — 0.87%
[b] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	4,749,686	6,361,358

		6,361,358

UTILITIES — 0.39%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.39%
[c] Algonquin Power Co. (CAD), 4.82%, 2/15/2021	3,000,000	2,864,850

		2,864,850

TOTAL FOREIGN BONDS (Cost $ 80,814,686)		78,909,539
OTHER SECURITIES — 9.70%
LOAN PARTICIPATIONS — 9.70%
Alvogen Pharma US, Inc., 7.00%, 5/23/2018	$9,975,000	9,900,188
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016	5,000,000	4,850,000
BBTS, 7.75%, 5/31/2019	4,975,000	5,024,750
[d] ION Trading Technologies Ltd., 4.50%, 5/22/2020	1,995,000	1,990,850
Keystone Automotive Operations, 7.00%, 8/15/2019	3,000,000	3,011,250
[d] Mood Media Corp., 7.00%, 5/6/2018	4,961,929	4,955,727
NCP Finance LP, 11.00%, 9/25/2018	3,000,000	2,970,000
North American Breweries, 7.50%, 12/10/2018	3,969,960	3,979,885
OCI Beaumont LLC, 6.25%, 8/20/2019	2,611,111	2,611,111
OCI Beaumont LLC, 6.25%, 8/20/2019	1,388,889	1,388,889
Oxbow Carbon & Minerals LLC, 8.00%, 1/18/2020	3,000,000	3,060,000
Pacific Industrial Services BidCo Property, Ltd., 8.75%, 3/20/2019	2,000,000	2,010,000
Pitney Bowes Management Services, Inc., 7.50%, 9/25/2019	6,000,000	5,980,020

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

	Shares/
	Principal Amount†	Value
[b] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	$2,957,996	$2,957,996
School Specialty, Inc., 9.50%, 6/11/2019	4,987,500	4,900,219
Sorenson Communications, Inc., 9.50%, 10/31/2014	2,487,484	2,503,653
Sourcehov, LLC, 8.75%, 4/30/2019	1,500,000	1,513,755
[b] Synergy Aerospace Corp., 7.50%, 3/3/2015	4,000,000	3,980,000
Topps Co, Inc., 7.25%, 10/2/2020	2,000,000	2,000,000
YP Holdings, LLC, 8.00-9.00%, 6/4/2018	1,690,752	1,678,071

TOTAL OTHER SECURITIES (Cost $70,675,194)		71,266,364

SHORT TERM INVESTMENTS — 6.67%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013, due 10/1/2013, repurchase price $9,000,053 collateralized by 11 corporate debt securities and 2 U.S. Government debt securities having an average coupon of 4.74%, a minimum credit rating of BBB-, maturity dates from 5/1/2018 to 2/1/2042, and having an aggregate market value of $9,601,998 at 9/30/2013	9,000,000	9,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013	9,000,000	9,000,000
Northeast Utilities, 0.20%, 10/1/2013	31,000,000	31,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $49,000,000)		49,000,000

TOTAL INVESTMENTS — 99.75% (Cost $723,840,815)		$732,964,178
OTHER ASSETS LESS LIABILITIES — 0.25%		1,833,027

NET ASSETS — 100.00%		$734,797,205

Footnote Legend

†	Share/principal amount in U.S. Dollars unless otherwise noted in the security description.
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the aggregate value of these securities in the Fund’s portfolio was $352,062,010, representing 47.91% of the Fund’s net assets.
d	Yankee Bond — Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Segregated as collateral for a when-issued security.
f	When-issued security.
g	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AMT	Alternative Minimum Tax
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Pesos
CMO	Collateralized Mortgage Obligation

EUR	Denominated in Euros
GBP	Denominated in Great Britain Pounds
Mtg	Mortgage
MXN	Denominated in Mexican Pesos
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2013

ASSETS
Investments at value (cost $723,840,815) (Note 2)	$732,964,178
Cash	962,564
Cash denominated in foreign currency (cost $66,540)	68,031
Receivable for investments sold	10,594,742
Receivable for fund shares sold	5,329,622
Dividends receivable	417,618
Interest receivable	8,500,170
Prepaid expenses and other assets	32,570

Total Assets	758,869,495

LIABILITIES
Payable for investments purchased	19,619,670
Payable for fund shares redeemed	1,943,197
Unrealized depreciation on forward currency contracts (Note 7)	417,993
Payable to investment advisor and other affiliates (Note 3)	673,660
Unfunded line of credit commitment (proceeds $774,533) (Note 2)	775,000
Accounts payable and accrued expenses	158,966
Dividends payable	483,804

Total Liabilities	24,072,290

NET ASSETS	$734,797,205

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,117,622
Net unrealized appreciation	8,725,047
Accumulated net realized gain (loss)	12,831,776
Net capital paid in on shares of beneficial interest	712,122,760

$734,797,205

22    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($251,105,940 applicable to 20,596,662 shares of beneficial interest outstanding - Note 4)	$12.19
Maximum sales charge, 4.50% of offering price	0.57

Maximum offering price per share	$12.76

Class C Shares:
Net asset value and offering price per share* ($237,176,643 applicable to 19,481,753 shares of beneficial interest outstanding - Note 4)	$12.17

Class I Shares:
Net asset value, offering and redemption price per share ($246,332,341 applicable to 20,247,261 shares of beneficial interest outstanding - Note 4)	$12.17

Class R3 Shares:
Net asset value, offering and redemption price per share ($170,947 applicable to 14,019 shares of beneficial interest outstanding - Note 4)	$12.19

Class R5 Shares:
Net asset value, offering and redemption price per share ($11,334 applicable to 932 shares of beneficial interest outstanding - Note 4)	$12.16

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $471,414)	$6,648,976
Interest income (net of premium amortized of $981,754)	37,372,405
Other income	519,302

Total Income	44,540,683

EXPENSES
Investment advisory fees (Note 3)	4,871,275
Administration fees (Note 3)
Class A Shares	283,415
Class C Shares	268,591
Class I Shares	112,210
Class R3 Shares	101
Class R5 Shares	6
Distribution and service fees (Note 3)
Class A Shares	566,670
Class C Shares	2,148,726
Class R3 Shares	411
Transfer agent fees
Class A Shares	187,225
Class C Shares	189,760
Class I Shares	153,605
Class R3 Shares	3,306
Class R5 Shares	3,125
Registration and filing fees
Class A Shares	42,918
Class C Shares	26,489
Class I Shares	63,589
Class R3 Shares	21,938
Class R5 Shares	21,938
Custodian fees (Note 3)	172,820
Professional fees	92,818
Accounting fees	20,300
Trustee fees	23,211
Other expenses	101,588

Total Expenses	9,376,035
Less:
Expenses reimbursed by investment advisor (Note 3)	(571,438)
Fees paid indirectly (Note 3)	(1,674)

Net Expenses	8,802,923

Net Investment Income	$35,737,760

24    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$14,721,359
Forward currency contracts (Note 7)	(488,026)
Foreign currency transactions	(131,188)

14,102,145

Net change in unrealized appreciation (depreciation) on:
Investments	(14,836,859)
Forward currency contracts (Note 7)	(245,052)
Foreign currency translations	7,984

(15,073,927)

Net Realized and Unrealized Loss	(971,782)

Net Increase in Net Assets Resulting from Operations	$34,765,978

See notes to financial statements.

Certified Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$35,737,760	$26,083,142
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	14,102,145	5,521,695
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(15,073,927)	21,988,516

Net Increase (Decrease) in Net Assets Resulting from Operations	34,765,978	53,593,353

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(11,912,656)	(9,390,218)
Class C Shares	(10,107,088)	(8,025,509)
Class I Shares	(12,484,393)	(9,337,938)
Class R3 Shares	(4,342)	(255)
Class R5 Shares	(611)	(267)
From realized gains
Class A Shares	(2,285,280)	(2,920,791)
Class C Shares	(2,208,844)	(2,624,522)
Class I Shares	(2,229,497)	(2,482,957)
Class R3 Shares	(396)	—
Class R5 Shares	(120)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	53,440,558	77,622,309
Class C Shares	50,193,875	75,908,284
Class I Shares	57,806,097	85,319,439
Class R3 Shares	159,687	10,455
Class R5 Shares	730	10,467

Net Increase in Net Assets	155,133,698	257,681,850

NET ASSETS
Beginning of Year	579,663,507	321,981,657

End of Year	$734,797,205	$579,663,507

Undistributed (distribution in excess of) net investment income	$1,117,622	$(327,976)

See notes to financial statements.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$32,833,604	$32,833,604	$—	$—
Preferred Stock(a)	27,740,158	10,346,771	12,543,387	4,850,000
Asset Backed Securities	99,937,700	—	72,270,224	27,667,476
Corporate Bonds	335,520,697	—	327,270,637	8,250,060
Convertible Bonds	18,072,613	—	18,072,613	—
Warrants	70,000	—	70,000	—
Municipal Bonds	11,464,810	—	11,464,810	—
U.S. Treasury Securities	2,054,844	2,054,844	—	—
Other Government	5,054,090	—	5,054,090	—
Mortgage Backed	1,039,759	—	6,296	1,033,463
Foreign Bonds	78,909,539	—	72,548,181	6,361,358
Other Securities	71,266,364	—	64,328,368	6,937,996
Short Term Investments	49,000,000	—	49,000,000	—

Total Investments in Securities	$732,964,178	$45,235,219	$632,628,606	$55,100,353
Other Financial Instruments**
Spot Currency	$22,080	$22,080	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(417,993)	$—	$(417,993)	$—

(a)	At September 30, 2013, industry classifications for Preferred Stock in Level 2 and Level 3 consist of $12,891,250 in Banks, $3,302,450 in Energy, and $1,199,687 in Miscellaneous.
(b)	In accordance with the guidance prescribed in Accounting Standards Update, (“ASU”) No. 2011-04, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2013. Certain portfolio securities characterized as Level 3 investments representing $6,048,063 market value in Asset Backed Securities and $1,033,463 in Mortgage Backed were fair valued by the Committee using adjusted broker quotes. A yield of 4.606% was applied to a portfolio investment in Asset Backed Securities fair valued at $4,766,082. Committee valuations based upon an income approach given anticipated cash flows, current market prices/yields of comparable securities and illiquidity market adjustments were applied to portfolio investments representing $1,400,000 market value in Asset Backed Securities and $470,060 market value in Corporate Bonds.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2013.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 is as follows:

	Preferred Stock	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage Backed	Other Securities	Total
Beginning Balance 9/30/2012	$—	$6,036,184	$7,619,835	$3,546,314	$—	$3,648,138	$20,850,471
Accrued Discounts (Premiums)	—	11,863	11,813	63,057	(1,931)	—	84,802
Net Realized Gain (Loss)(a)	—	27,767	(1,201,729)	81,500	(2,389)	—	(1,094,851)
Gross Purchases	4,842,350	25,601,897	8,449,448	3,500,974	1,115,697	6,960,230	50,470,596
Gross Sales	—	(323,454)	(6,844,873)	(1,298,178)	(79,059)	(2,990,920)	(11,536,484)
Change in Unrealized Appreciation (Depreciation)(b)	7,650	(694,286)	1,249,566	467,691	1,145	(20,000)	1,011,766
Transfers into Level 3(c)	—	—	—	—	—	—	—
Transfers out of Level 3(c)	—	(2,992,495)	(1,034,000)	—	—	(659,452)	(4,685,947)

Ending Balance 9/30/2013(d)	$4,850,000	$27,667,476	$8,250,060	$6,361,358	$1,033,463	$6,937,996	$55,100,353

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(c)	Transfers into or out of Level 3, if any, would be from or to Level 2, and would be due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers out of Level 3 would be indicative of pricing by an independent pricing service and, or increased market activity. Transfers into or out of Level 3 are based upon the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 7.50% of total Net Assets at the year ended September 30, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments could be expected to increase or decrease the fair value of the portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Line of Credit Commitments: The Fund has entered into a revolving line of credit commitment in the amount of $10,000,000 that the borrower, Affinion, can draw on at any time during the commitment, which ends on April 9, 2015. The Fund received approximately $1,225,000 by taking on the commitment and is recognizing this as income over the term of the commitment. At September 30, 2013, the $10,000,000 line of credit was not drawn upon by the borrower.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $161,385 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $36,011 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, Class R3, and Class R5 expenses do not exceed 1.25%, 1.80%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,232 for Class I and contractually reimbursed $47,522 for Class A shares, $469,246 for Class C shares, $25,388 for Class R3 shares, and $25,050 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $1,674.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,058,431	$123,667,059	9,664,667	$115,185,244
Shares issued to shareholders in reinvestment of dividends	1,022,523	12,513,293	857,823	10,157,758
Shares repurchased	(6,752,417)	(82,739,794)	(4,013,545)	(47,720,693)
Redemption fees received	—	—	—	—

Net increase (decrease)	4,328,537	$53,440,558	6,508,945	$77,622,309

Class C Shares
Shares sold	7,166,676	$87,947,122	7,704,463	$91,665,165
Shares issued to shareholders in reinvestment of dividends	847,660	10,357,063	665,888	7,877,901
Shares repurchased	(3,928,127)	(48,110,310)	(1,984,533)	(23,634,782)
Redemption fees received	—	—	—	—

Net increase (decrease)	4,086,209	$50,193,875	6,385,818	$75,908,284

Class I Shares
Shares sold	12,270,363	$150,879,431	9,577,774	$113,908,972
Shares issued to shareholders in reinvestment of dividends	903,587	11,036,909	717,845	8,490,090
Shares repurchased	(8,520,072)	(104,110,243)	(3,120,429)	(37,079,623)
Redemption fees received	—	—	—	—

Net increase (decrease)	4,653,878	$57,806,097	7,175,190	$85,319,439

Class R3 Shares
Shares sold	18,755	$228,019	848	$10,200
Shares issued to shareholders in reinvestment of dividends	387	4,710	21	255
Shares repurchased	(5,992)	(73,042)	—	—
Redemption fees received	—	—	—	—

Net increase (decrease)	13,150	$159,687	869	$10,455

Class R5 Shares
Shares sold	—	$—	850	$10,200
Shares issued to shareholders in reinvestment of dividends	60	730	22	267
Shares repurchased	—	—	—	—
Redemption fees received	—	—	—	—

Net increase (decrease)	60	$730	872	$10,467

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $649,125,465 and $459,207,320 respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$723,861,952

Gross unrealized appreciation on a tax basis	$29,060,858
Gross unrealized depreciation on a tax basis	(19,958,632)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,102,226

At September 30, 2013, the Fund had tax basis distributable ordinary investment income of $6,360,273 and tax basis distributable capital gains of $7,689,696.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$37,834,272	$28,759,881
Capital gains	3,398,955	6,022,576

Total	$41,233,227	$34,782,457

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized gain by $311,803 and increased undistributed net investment income by $311,803. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from real estate investment company (REIT), partnership and other investment tax adjustments, and foreign currency gains (losses).

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $14,566,084. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell

at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	13,651,700	02/13/2014	18,475,625	$—	$(213,746)
Great Britain Pound	Sell	2,961,600	12/11/2013	4,792,062	—	(204,247)

Total					$—	$(417,993)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2013

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities – Unrealized depreciation on forward currency contracts	$(417,993)

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(488,026)	$(488,026)

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(245,052)	$(245,052)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    35

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(b)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
Class C Shares
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
Class I Shares
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
Class R3 Shares
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(c)	5.78	76.47	$171
2012(d)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(e)	1.22	(e)	1.22	(e)	373.07	(c)(e)	4.63	34.54	$11
Class R5 Shares
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(c)	6.07	76.47	$11
2012(d)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(e)	0.97	(e)	0.97	(e)	372.35	(c)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was May 1, 2012.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

36 Certified Annual Report	Certified Annual Report 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

38    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,007.00	$6.29
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,003.40	$9.04
Hypothetical*	$1,000.00	$1,016.04	$9.10
Class I Shares
Actual	$1,000.00	$1,008.50	$4.83
Hypothetical*	$1,000.00	$1,020.26	$4.86
Class R3 Shares
Actual	$1,000.00	$1,007.00	$6.29
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$1,008.30	$4.99
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.96% R3: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    39

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Income Fund versus Barclays U.S. Universal Index & Blended Index

(December 19, 2007 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/19/07)	1.02%	6.08%	10.07%	7.26%
C Shares (Incep: 12/19/07)	4.22%	7.10%	10.46%	7.51%
I Shares (Incep: 12/19/07)	6.21%	8.09%	11.41%	8.44%
R3 Shares (Incep: 5/1/12)	5.78%	—	—	7.43%
R5 Shares (Incep: 5/1/12)	6.07%	—	—	7.72%
Barclays U.S. Universal Index (Since 12/19/07)	-1.00%	3.36%	5.93%	5.11%
Blended Index (Since 12/19/07)	2.43%	4.78%	6.22%	4.63%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, and R5 shares.

40    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    41

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

42    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. – International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    43

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, the Thornburg Strategic Income Fund is reporting 12.87% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 5.86% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2013 as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2013, dividends paid by the Thornburg Strategic Income Fund of $3,398,955 are being reported as long-term capital gain dividends and $37,834,272 are being reported as ordinary investment income for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal.

44    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns since the Fund’s inception relative to a broad-based securities index, a blended benchmark comprised of two securities indices, and two categories of multi-sector fixed income mutual funds assembled by independent mutual fund analyst firms, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) performance data for the five calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year exceeded or was comparable to the average return of the mutual fund category for which calendar year data was presented, depending upon share class, and that the Fund’s returns exceeded the average returns of the category in three of the four preceding calendar years. Other noted quantitative data showed that the Fund’s annualized investment returns fell within the top decile of performance for the first fund category for the year-to-date period ended with the second quarter of the current year and fell within the top quartile of performance for the category for the one-year, three-year and five-year periods, and that the Fund’s annualized investment returns fell within the top quartile of performance for the second fund category for the year-to-date and one-year periods ended with the second quarter of the current year and fell within the top decile of performance for the category for the three-year and five-year periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed

Certified Annual Report    45

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2013 (Unaudited)

that the management fee for the Fund was somewhat higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was somewhat higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

46    Certified Annual Report

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September 30, 2013 (Unaudited)

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

48    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    49

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    51

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
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Thornburg Investment Management®

Thornburg Value Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

Many Reasons

One **Value Fund**

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Thornburg Value Fund

Many Reasons, One Value Fund

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG VALUE FUND

Portfolio Managers

Connor Browne, CFA and Edward Maran, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge what we believe is the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	29.61%	10.29%	8.31%	6.52%	9.44%
With sales charge	23.80%	8.62%	7.32%	6.03%	9.16%
S&P 500 Index (Since 10/2/95)	19.34%	16.27%	10.02%	7.57%	8.06%

4    This page is not part of the Annual Report.

know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 35–60 companies diversified by sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors

Gilead Sciences, Inc.	Apple, Inc.
Thermo Fisher Scientific, Inc.	Newcrest Mining Ltd.
Delphi Automotive plc	INPEX Corp.
The Hartford Financial Services Group, Inc.	Exelon Corp.
Community Health Systems, Inc.	St. Jude Medical, Inc.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-months*	18.3x

Portfolio Price to Cash Flow*	9.0x

Portfolio Price to Book Value*	2.2x

Median Market Cap*	$15.2 B

7-Year Beta (A Shares vs. S&P 500)*	1.14

Number of Companies	57

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Basket Structure

As of September 30, 2013

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Thornburg Value Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2013

Dear Fellow Shareholder:

We are pleased to report that for the fiscal year ended September 30, 2013, the Thornburg Value Fund’s Class A shares returned 29.61% at net asset value (NAV) vs. 19.34% for the benchmark S&P 500 Index. We are particularly happy that this performance was accomplished while implementing measures which we believe substantially reduce risk and volatility in the portfolio.

Since mid-2012, as we highlighted in last year’s shareholder letter, we have worked diligently to bolster the consistent earning characteristics of the portfolio. We can see and feel the results of these actions today. The realized Beta of the portfolio for the period since June 30, 2012 is lower than it was in the twelve months prior to June 30, 2012. Recently, down days in the market have not generally resulted in worse days for Thornburg Value Fund. In August of 2013, for example, as the market swooned nearly 3%, the Value Fund declined just 0.8%.

Over the past year, the largest part of our outperformance came from stock selection. And as “bottom-up” stock pickers, this is our desired outcome.

Many of our best-performing stocks were within the health care sector, including Gilead Sciences, Thermo Fisher Scientific, Community Health Systems, and Valeant Pharmaceuticals. The two largest contributors to performance, Gilead and Thermo Fisher, have both been in the Fund for many years. During this past year, the market began to recognize the promise of these companies, thereby reducing some of the apparent discount in their share prices. Both of these companies also benefitted from recent acquisitions, which created substantial value for shareholders.

The stock price of Gilead – a leading biopharmaceutical company focused on HIV/AIDS and Hepatitis C treatments – appreciated this year. It has delivered on multiple fronts. Results in the company’s HIV business remained robust, with growth in patient market share and strong launches of their two new combination regimens. The drug pipeline also delivered positive results, with the company’s all-oral HCV treatments (a component of the Pharmasset acquisition) likely to become leaders in a new and potentially huge market. Recently there were also good news updates within their oncology division.

Thermo Fisher Scientific manufactures and sells research-related equipment and consumables to various laboratory and diagnostic end markets. Since the Fund’s initial purchase in 2009, we have valued the stability of the business and low price to earnings multiple. This year, the market seemed to have increased its appreciation for the consistency and growth of the business. Acquisitions are a core competency of Thermo Fisher. It utilized low-cost financing to acquire a large peer, Life Technologies. After the acquisition is completed, we believe the synergies created from this deal should greatly enhance the earnings of the company.

Within the telecommunication and consumer staples sectors of the portfolio, we acted on a common theme: finding attractive alternatives to “expensive defensive” stocks. Some of our underperformance in past years related to our underweight in what we considered “expensive defensive” stocks – stocks

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

with little earnings growth that trade at high multiples because they are perceived as a safe proxy for bonds in a low-rate environment. This year, we benefitted from a contraction in this safety premium.

Within the telecommunication sector, we owned two Japanese wireless service providers, Softbank and KDDI, which we viewed as similar businesses to their U.S. counterparts, trading at large discounts. Throughout the year, the valuation gap narrowed and we sold KDDI, but continue to own Softbank.

While wireless telecom is one of Softbank’s three businesses, we continue to hold the stock for two other components of the company: its investments in Alibaba Group and Sprint. Alibaba Group might best be described as a combination of eBay and Amazon.com. It is expected to hold an initial public offering (IPO) in 2014, at which time we hope the market will award more credit to Softbank’s economic interest in the company.

Softbank also has a majority investment in Sprint, the number-three U.S. wireless service provider. Softbank invested $22 billion in the capital-starved company, allowing it to build a stronger network to better compete against AT&T and Verizon. We hope Softbank’s successful turnaround in the Japanese mobile market can be repeated in the U.S.

Within the financials sector, we benefitted from owning The Hartford Financial Services Group and MetLife. These two insurance companies benefitted from this year’s rising rates, which allowed both companies to earn higher returns on their “float.” It seemed to us that these stocks were not adequately pricing in the possibility for higher rates at some point in the future.

Within the consumer discretionary sector, we benefitted from owning Delphi Automotive and Tesla Motors. Delphi is a leading auto parts manufacturer, which we bought after it emerged from bankruptcy. Delphi shed its pension and lower-quality businesses while under bankruptcy, emerging with a collection of high-quality, growth businesses and a low-cost structure.

Tesla Motors is an electric car manufacturer whose stock we purchased during a recent equity capital raise. It is an exciting company with real potential to increase market share within the auto industry. While we enjoyed a great return in the stock, our price-target sale was much lower than today’s price.

There were a couple of notable detractors from Fund performance during the year. Newcrest Mining is a gold miner with assets in Australia and Indonesia. Declining gold price and higher-than-expected operating costs greatly reduced profitability. INPEX Corporation is a Japanese oil and gas company with a large liquified natural gas (LNG) project in Australia. Investors continue to have fears regarding project costs and project profitability. We have sold Newcrest due to deterioration in company fundamentals, but continue to see promise in INPEX.

At September 30, 2013, the Fund had tax basis realized capital losses of approximately $750 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

This year, Thornburg Value Fund’s performance was much improved from that of the previous year. Our goal remains to position the Fund so we have the opportunity to outperform in up or down markets. We continue to execute on the philosophy and approach that has worked over the long term, utilizing bottom-up stock picking and seeking promising companies at a discount to their intrinsic values. We invite you to visit our website at www.thornburg.com, where you will find useful information on the Thornburg Value Fund and on other Thornburg funds and investment topics.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2013

Top Ten Equity Holdings

As of 9/30/13

Gilead Sciences, Inc.	3.9%	MetLife, Inc.	2.7%
Apple, Inc.	3.5%	Walgreen Co.	2.5%
Google, Inc.	3.4%	INPEX Corp.	2.2%
Thermo Fisher Scientific, Inc.	3.4%	Starbucks Corp.	2.2%
Roche Holding AG	2.7%	JPMorgan Chase & Co.	2.1%

Summary of Industry Exposure

As of 9/30/13

Pharmaceuticals, Biotechnology & Life Sciences	14.3%	Materials	3.1%
Energy	11.1%	Retailing	2.8%
Software & Services	10.4%	Banks	2.5%
Telecommunication Services	7.8%	Health Care Equipment & Services	2.4%
Insurance	6.6%	Food, Beverage & Tobacco	1.8%
Commercial & Professional Services	6.3%	Utilities	1.8%
Consumer Services	6.3%	Automobiles & Components	1.6%
Diversified Financials	5.5%	Consumer Durables & Apparel	1.5%
Technology Hardware & Equipment	4.6%	Real Estate	1.0%
Food & Staples Retailing	4.0%	Other Assets & Liabilities	4.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 93.81%

AUTOMOBILES & COMPONENTS — 1.58%
AUTO COMPONENTS — 1.58%
Delphi Automotive plc	267,950	$15,653,639

		15,653,639

BANKS — 2.45%
COMMERCIAL BANKS — 2.45%
First Republic Bank	232,100	10,822,823
Sterling Financial Corp.	468,629	13,426,221

		24,249,044

COMMERCIAL & PROFESSIONAL SERVICES — 6.34%
COMMERCIAL SERVICES & SUPPLIES — 4.80%
ADT Corp.	471,800	19,183,388
Covanta Holding Corp.	453,800	9,702,244
Republic Services, Inc.	555,705	18,538,319
PROFESSIONAL SERVICES — 1.54%
Nielsen Holdings N.V.	416,433	15,178,983

		62,602,934

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
CONSUMER DURABLES & APPAREL — 1.53%
HOUSEHOLD DURABLES — 1.53%
Tupperware Brands Corp.	174,926	$15,108,359

		15,108,359

CONSUMER SERVICES — 6.33%
DIVERSIFIED CONSUMER SERVICES — 0.87%
[a] Bright Horizons Family Solutions, Inc.	241,600	8,656,528
HOTELS, RESTAURANTS & LEISURE — 5.46%
[a] Life Time Fitness, Inc.	337,641	17,378,382
[a] MGM Resorts International	739,941	15,124,394
Starbucks Corp.	278,400	21,428,448

		62,587,752

DIVERSIFIED FINANCIALS — 5.52%
CAPITAL MARKETS — 2.04%
The Blackstone Group LP	809,500	20,148,455
DIVERSIFIED FINANCIAL SERVICES — 3.48%
Citigroup, Inc.	285,200	13,835,052
JPMorgan Chase & Co.	397,340	20,538,505

		54,522,012

ENERGY — 11.09%
ENERGY EQUIPMENT & SERVICES — 2.91%
[a] Dresser-Rand Group, Inc.	281,900	17,590,560
[a] Frank’s International N.V.	374,015	11,194,269
OIL, GAS & CONSUMABLE FUELS — 8.18%
Anadarko Petroleum Corp.	110,800	10,303,292
[a] Bankers Petroleum Ltd.	4,922,420	18,494,020
HollyFrontier Corp.	172,900	7,280,819
INPEX Corp.	1,834,800	21,615,529
Pacific Rubiales Energy Corp.	237,100	4,681,922
Total SA	317,300	18,413,084

		109,573,495

FOOD & STAPLES RETAILING — 4.02%
FOOD & STAPLES RETAILING — 4.02%
Koninklijke Ahold NV	881,200	15,265,248
Walgreen Co.	454,500	24,452,100

		39,717,348

FOOD, BEVERAGE & TOBACCO — 1.78%
FOOD PRODUCTS — 1.78%
Mondelez International, Inc.	559,800	17,588,916

		17,588,916

HEALTH CARE EQUIPMENT & SERVICES — 2.44%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.71%
[a] Intuitive Surgical, Inc.	18,600	6,998,622
HEALTH CARE PROVIDERS & SERVICES — 1.73%
[a] Express Scripts Holding, Co.	276,700	17,094,526

		24,093,148

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
INSURANCE — 6.58%
INSURANCE — 6.58%
Hartford Financial Services Group, Inc.	629,640	$19,594,397
MetLife, Inc.	563,140	26,439,423
[a,b,c] NMI Holdings, Inc.	1,689,500	19,006,875

		65,040,695

MATERIALS — 3.15%
CHEMICALS — 0.54%
LyondellBasell Industries NV	72,100	5,279,883
METALS & MINING — 1.71%
[a] Tokyo Steel Manufacturing Co., Ltd.	2,861,062	16,881,998
PAPER & FOREST PRODUCTS — 0.90%
Schweitzer-Mauduit International, Inc.	147,500	8,928,175

		31,090,056

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 14.26%
BIOTECHNOLOGY — 5.38%
[a] Gilead Sciences, Inc.	613,486	38,551,460
[a] Seattle Genetics, Inc.	333,360	14,611,169
LIFE SCIENCES TOOLS & SERVICES — 3.36%
Thermo Fisher Scientific, Inc.	360,900	33,256,935
PHARMACEUTICALS — 5.52%
Roche Holding AG	100,400	27,077,525
[a] Valeant Pharmaceuticals International, Inc.	171,117	17,852,637
Zoetis, Inc.	308,950	9,614,524

		140,964,250

REAL ESTATE — 0.98%
REAL ESTATE INVESTMENT TRUSTS — 0.98%
Invesco Mortgage Capital, Inc.	631,300	9,715,707

		9,715,707

RETAILING — 2.78%
INTERNET & CATALOG RETAIL — 1.71%
[a] Amazon.com, Inc.	54,100	16,913,824
SPECIALTY RETAIL — 1.07%
[a] AutoZone, Inc.	25,049	10,588,964

		27,502,788

SOFTWARE & SERVICES — 10.37%
INFORMATION TECHNOLOGY SERVICES — 1.54%
Accenture plc	136,900	10,081,316
Amdocs Ltd.	141,448	5,182,654
INTERNET SOFTWARE & SERVICES — 7.64%
[a] Facebook, Inc.	235,100	11,811,424
[a] Gogo, Inc.	618,459	10,990,016
[a] Google, Inc.	38,684	33,883,703
[a] VeriSign, Inc.	369,600	18,808,944
SOFTWARE — 1.19%
Activision Blizzard, Inc.	704,000	11,735,680

		102,493,737

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 4.63%
COMPUTERS & PERIPHERALS — 3.49%
Apple, Inc.	72,390	$34,511,932
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.14%
[a] CDW Corp.	491,300	11,216,379

		45,728,311

TELECOMMUNICATION SERVICES — 6.21%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.81%
[a] Level 3 Communications, Inc.	668,379	17,839,035
WIRELESS TELECOMMUNICATION SERVICES — 4.40%
China Mobile Ltd.	1,809,988	20,244,776
SoftBank Corp.	267,609	18,485,835
[a] Sprint Corp.	769,963	4,781,470

		61,351,116

UTILITIES — 1.77%
ELECTRIC UTILITIES — 1.77%
Exelon Corp.	591,300	17,526,132

		17,526,132

TOTAL COMMON STOCK (Cost $693,850,370)		927,109,439

CONVERTIBLE BONDS — 1.56%
TELECOMMUNICATION SERVICES — 1.56%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.56%
Level 3 Communications, Inc., 6.50%, 10/1/2016	$10,229,000	15,433,004

		15,433,004

TOTAL CONVERTIBLE BONDS (Cost $10,229,000)		15,433,004

SHORT TERM INVESTMENTS — 0.81%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013, repurchase price $8,000,047 collateralized by 2 U.S. Government debt securities and 10 corporate debt securities, having an average coupon of 3.81%, a minimum credit rating of BBB-, maturity dates from 11/6/2015 to 8/1/2033, and having an aggregate market value of $8,610,979 at 9/30/2013	8,000,000	8,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $8,000,000)		8,000,000

TOTAL INVESTMENTS — 96.18% (Cost $712,079,370)		$950,542,443
OTHER ASSETS LESS LIABILITIES — 3.82%		37,706,654

NET ASSETS — 100.00%		$988,249,097

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the aggregate values of these securities in the Fund’s portfolio was $19,006,875, representing 1.92% of the Fund’s net assets.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2013

ASSETS
Investments at value (cost $712,079,370) (Note 2)	$950,542,443
Cash	39,556,887
Cash denominated in foreign currency (cost $340,320)	340,262
Receivable for investments sold	2,120,947
Receivable for fund shares sold	269,473
Unrealized appreciation on forward currency contracts (Note 7)	557,299
Dividends receivable	1,184,848
Dividend and interest reclaim receivable	883,031
Interest receivable	332,489
Prepaid expenses and other assets	60,522

Total Assets	995,848,201

LIABILITIES
Payable for fund shares redeemed	3,693,346
Unrealized depreciation on forward currency contracts (Note 7)	2,317,798
Payable to investment advisor and other affiliates (Note 3)	989,210
Accounts payable and accrued expenses	598,750

Total Liabilities	7,599,104

NET ASSETS	$988,249,097

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,509,446
Net unrealized appreciation	236,732,091
Accumulated net realized gain (loss)	(755,246,533)
Net capital paid in on shares of beneficial interest	1,504,254,093

$988,249,097

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($400,274,866 applicable to 9,801,972 shares of beneficial interest outstanding - Note 4)	$40.84
Maximum sales charge, 4.50% of offering price	1.92

Maximum offering price per share	$42.76

Class B Shares:
Net asset value per share* ($7,447,549 applicable to 198,334 shares of beneficial interest outstanding - Note 4)	$37.55

Class C Shares:
Net asset value and offering price per share* ($166,971,376 applicable to 4,364,533 shares of beneficial interest outstanding - Note 4)	$38.26

Class I Shares:
Net asset value, offering and redemption price per share ($272,468,294 applicable to 6,493,434 shares of beneficial interest outstanding - Note 4)	$41.96

Class R3 Shares:
Net asset value, offering and redemption price per share ($80,670,871 applicable to 1,988,795 shares of beneficial interest outstanding - Note 4)	$40.56

Class R4 Shares:
Net asset value, offering and redemption price per share ($13,339,812 applicable to 326,268 shares of beneficial interest outstanding - Note 4)	$40.89

Class R5 Shares:
Net asset value, offering and redemption price per share ($47,076,329 applicable to 1,123,859 shares of beneficial interest outstanding - Note 4)	$41.89

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $750,027)	$19,427,377
Interest income	917,348

Total Income	20,344,725

EXPENSES
Investment advisory fees (Note 3)	10,514,318
Administration fees (Note 3)
Class A Shares	503,659
Class B Shares	10,164
Class C Shares	205,038
Class I Shares	247,861
Class R3 Shares	118,284
Class R4 Shares	32,233
Class R5 Shares	37,558
Distribution and service fees (Note 3)
Class A Shares	998,537
Class B Shares	81,295
Class C Shares	1,639,477
Class R3 Shares	471,535
Class R4 Shares	63,750
Transfer agent fees
Class A Shares	568,039
Class B Shares	18,787
Class C Shares	258,334
Class I Shares	403,865
Class R3 Shares	242,831
Class R4 Shares	85,107
Class R5 Shares	312,141
Registration and filing fees
Class A Shares	24,277
Class B Shares	18,788
Class C Shares	20,974
Class I Shares	41,759
Class R3 Shares	20,067
Class R4 Shares	22,444
Class R5 Shares	21,415
Custodian fees (Note 3)	173,010
Professional fees	75,656
Accounting fees	37,572
Trustee fees	43,455
Other expenses	277,862

Total Expenses	17,590,092
Less:
Expenses reimbursed by investment advisor (Note 3)	(963,873)

Net Expenses	16,626,219

Net Investment Income	$3,718,506

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$305,199,056
Forward currency contracts (Note 7)	26,245,622
Foreign currency transactions	(107,839)

331,336,839

Net change in unrealized appreciation (depreciation) on:
Investments	(28,208,883)
Forward currency contracts (Note 7)	975,162
Foreign currency translations	42,344

(27,191,377)

Net Realized and Unrealized Gain	304,145,462

Net Increase in Net Assets Resulting from Operations	$307,863,968

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$3,718,506	$(4,429,832)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	331,336,839	(631,067,391)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(27,191,377)	1,039,100,153

Net Increase (Decrease) in Net Assets Resulting from Operations	307,863,968	403,602,930

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class I Shares	—	(1,551,142)
Class R5 Shares	—	(70,867)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(172,341,686)	(441,395,617)
Class B Shares	(3,907,108)	(5,887,171)
Class C Shares	(59,014,808)	(96,800,348)
Class I Shares	(946,785,706)	(1,093,676,019)
Class R3 Shares	(73,825,363)	(59,407,562)
Class R4 Shares	(38,506,401)	(12,929,895)
Class R5 Shares	(101,143,356)	(113,034,533)

Net Decrease in Net Assets	(1,087,660,460)	(1,421,150,224)

NET ASSETS
Beginning of Year	2,075,909,557	3,497,059,781

End of Year	$988,249,097	$2,075,909,557

Undistributed (distribution in excess of) net investment income	$2,509,446	$(4,667,150)

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities*
Common Stock	$927,109,439	$908,102,564	$—	$19,006,875
Convertible Bonds	15,433,004	—	15,433,004	—
Short Term Investments	8,000,000	—	8,000,000	—

Total Investments in Securities	$950,542,443	$908,102,564	$23,433,004	$19,006,875
Other Financial Instruments**
Forward Currency Contracts	$557,299	$—	$557,299	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,317,798)	$—	$(2,317,798)	$—
Spot Currency	$(4)	$(4)	$—	$—

(a)	A mean of bid/ask indications ($11.00 - $11.50) was applied to a portfolio security characterized as a Level 3 investment at September 30, 2013.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 is as follows:

	Common Stock	Total
Beginning Balance 9/30/2012	$28,708,875	$28,708,875
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	1,097,200	1,097,200
Gross Purchases	—	—
Gross Sales	(13,647,200)	(13,647,200)
Change in Unrealized Appreciation (Depreciation)(b)	2,848,000	2,848,000
Transfers into Level 3	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 9/30/2013(d)	$19,006,875	$19,006,875

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(c)	Transfers into or out of Level 3, if any, were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 1.92% of total Net Assets at the year ended September 30, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $20,777 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,930 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, and Class R5 expenses do not exceed 1.35%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $8,125 for Class B shares and $137,384 for Class I shares and contractually reimbursed $420,228 for Class R3 shares, $109,664 for Class R4 Shares, and $288,472 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	990,544	$35,429,228	2,352,990	$73,998,364
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(6,108,915)	(207,770,914)	(17,233,010)	(515,396,078)
Redemption fees received*	—	—	—	2,097

Net increase (decrease)	(5,118,371)	$(172,341,686)	(14,880,020)	$(441,395,617)

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	11,596	$373,198	17,884	$502,215
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(132,662)	(4,280,306)	(222,434)	(6,389,424)
Redemption fees received*	—	—	—	38

Net increase (decrease)	(121,066)	$(3,907,108)	(204,550)	$(5,887,171)

Class C Shares
Shares sold	145,246	$4,955,724	275,887	$8,009,804
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,009,306)	(63,970,532)	(3,647,279)	(104,810,897)
Redemption fees received*	—	—	—	745

Net increase (decrease)	(1,864,060)	$(59,014,808)	(3,371,392)	$(96,800,348)

Class I Shares
Shares sold	1,635,597	$56,615,433	8,910,782	$276,595,590
Shares issued to shareholders in reinvestment of dividends	—	—	41,518	1,245,554
Shares repurchased	(29,391,044)	(1,003,401,139)	(44,342,531)	(1,371,522,659)
Redemption fees received*	—	—	—	5,496

Net increase (decrease)	(27,755,447)	$(946,785,706)	(35,390,231)	$(1,093,676,019)

Class R3 Shares
Shares sold	357,157	$12,317,281	1,002,888	$30,300,227
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,557,083)	(86,142,644)	(2,965,638)	(89,708,297)
Redemption fees received*	—	—	—	508

Net increase (decrease)	(2,199,926)	$(73,825,363)	(1,962,750)	$(59,407,562)

Class R4 Shares
Shares sold	206,484	$7,178,924	513,200	$15,392,038
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,340,402)	(45,685,325)	(928,348)	(28,322,089)
Redemption fees received*	—	—	—	156

Net increase (decrease)	(1,133,918)	$(38,506,401)	(415,148)	$(12,929,895)

Class R5 Shares
Shares sold	292,466	$10,395,703	1,670,971	$51,972,167
Shares issued to shareholders in reinvestment of dividends	—	—	2,345	70,250
Shares repurchased	(3,207,257)	(111,539,059)	(5,266,749)	(165,077,614)
Redemption fees received*	—	—	—	664

Net increase (decrease)	(2,914,791)	$(101,143,356)	(3,593,433)	$(113,034,533)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $754,095,636 and $2,070,757,893, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$712,939,058

Gross unrealized appreciation on a tax basis	$256,294,148
Gross unrealized depreciation on a tax basis	(18,690,763)

Net unrealized appreciation (depreciation) on investments (tax basis)	$237,603,385

At September 30, 2013, the Fund had cumulative tax basis capital losses of $308,498,210 (of which $141,061,115 is short-term and $167,437,095 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At September 30, 2013, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $3,760,923, and increased accumulated net realized loss by $3,760,923. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses and tax adjustments to income from passive foreign investment company investments.

At September 30, 2013, the Fund had $1,640,005 in tax basis distributable ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$—	$1,638,057
Capital gains	—	—

Total	$—	$1,638,057

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $211,484,329. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	10,609,600	11/25/2013	9,862,893	$380,040	$—
Australian Dollar	Buy	9,086,100	11/25/2013	8,446,617	20,531	—
Australian Dollar	Buy	1,523,500	11/25/2013	1,416,276	—	(31,765)
Euro	Buy	9,574,900	11/29/2013	12,955,401	156,728	—
Euro	Sell	33,796,900	11/29/2013	45,729,189	—	(1,995,662)
Japanese Yen	Sell	613,993,100	02/27/2014	6,253,129	—	(2,627)
Japanese Yen	Sell	3,827,158,300	02/27/2014	38,977,173	—	(287,744)

Total					$557,299	$(2,317,798)

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2013

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2013

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$557,299

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,317,798)

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$26,245,622	$26,245,622

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$975,163	$975,163

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

28    Certified Annual Report

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year )+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23	1.40	1.40	1.40	29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)	1.32	1.32	1.32	13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)	1.28	1.28	1.28	(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31	1.31	1.31	3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58	1.34	1.34	1.34	7.65	83.00	$1,204,450
Class B Shares
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)	2.37	2.37	2.47	28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)	2.34	2.34	2.36	12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)	2.19	2.19	2.19	(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18	2.18	2.18	2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74	2.22	2.22	2.22	6.72	83.00	$38,630
Class C Shares
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)	2.18	2.18	2.18	28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)	2.09	2.09	2.09	12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)	2.03	2.03	2.03	(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06	2.06	2.06	2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81	2.12	2.12	2.12	6.83	83.00	$361,966
Class I Shares
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59	0.98	0.98	1.01	30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07	0.93	0.93	0.93	14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27	0.91	0.91	0.91	(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94	0.94	0.94	3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94	0.98	0.97	1.00	8.04	83.00	$1,575,522
Class R3 Shares
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29	1.34	1.34	1.78	29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)	1.35	1.35	1.66	13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)	1.35	1.35	1.64	(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35	1.35	1.66	3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57	1.35	1.35	1.72	7.62	83.00	$162,231
Class R4 Shares
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39	1.25	1.25	1.67	29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)	1.25	1.25	1.50	13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)	1.25	1.25	1.47	(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25	1.25	1.49	3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65	1.25	1.25	1.54	7.74	83.00	$44,037
Class R5 Shares
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63	0.99	0.99	1.37	30.13	61.50	$47,076
2012	$28.22	— (c)	3.98	3.98	(0.01)	—	(0.01)	$32.19	— (d)	0.99	0.99	1.17	14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20	0.98	0.99	1.09	(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99	0.99	1.12	3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93	0.98	0.98	1.18	8.05	83.00	$165,663

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net Investment Income (Loss) was less than $0.01 per share.
(d)	Net Investment Income (Loss) was less than 0.01% per share.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2013, (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,135.10	$7.30
Hypothetical*	$1,000.00	$1,018.23	$6.90

Class B Shares
Actual	$1,000.00	$1,129.30	$12.59
Hypothetical*	$1,000.00	$1,013.24	$11.90

Class C Shares
Actual	$1,000.00	$1,130.60	$11.56
Hypothetical*	$1,000.00	$1,014.21	$10.93

Class I Shares
Actual	$1,000.00	$1,137.10	$5.30
Hypothetical*	$1,000.00	$1,020.10	$5.01

Class R3 Shares
Actual	$1,000.00	$1,135.20	$7.08
Hypothetical*	$1,000.00	$1,018.43	$6.70

Class R4 Shares
Actual	$1,000.00	$1,135.80	$6.63
Hypothetical*	$1,000.00	$1,018.86	$6.27

Class R5 Shares
Actual	$1,000.00	$1,137.10	$5.29
Hypothetical*	$1,000.00	$1,020.12	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; B: 2.36%; C: 2.17%; I: 0.99%; R3: 1.32%; R4: 1.24%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Value Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	23.80%	7.32%	6.03%	9.16%
B Shares (Incep: 4/3/00)	23.38%	7.00%	5.81%	2.74%
C Shares (Incep: 10/2/95)	27.60%	7.49%	5.72%	8.60%
I Shares (Incep: 11/2/98)	30.15%	8.73%	6.93%	6.55%
R3 Shares (Incep: 7/1/03)	29.67%	8.29%	6.49%	6.50%
R4 Shares (Incep: 2/1/07)	29.81%	8.40%	—	2.00%
R5 Shares (Incep: 2/1/05)	30.13%	8.69%	—	6.05%
S&P 500 Index (Since 10/2/95)	19.34%	10.02%	7.57%	8.06%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Value Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2013 (Unaudited)

different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was lower than the average return for the mutual fund category and the returns for the two indices, and that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the average returns of the category in five of nine years, exceeded or were comparable to the returns of the first index in five of nine years, and exceeded or were comparable to the returns of the second index in five of nine years. Other noted quantitative data showed that the Fund’s annualized investment returns fell in the third quartile of performance for the fund category for the three-month period ended with the second quarter of the current year and within the last quartile of performance for the three-year and the five-year periods, but that the Fund’s annualized investment returns had demonstrated recent improvement, falling above the midpoint of performance for the category in the year-to-date period and immediately below the top decile of performance in the one-year period. Data presented to the Trustees also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees noted the explanations they had received from the Advisor respecting investment judgments in decision making the preceding year, and noted particularly the improvement in the Fund’s relative investment performance beginning in 2012. The Trustees concluded, based upon their understanding of the Advisor’s current decision-making approach, improvement in the Fund’s investment performance, their assessment of the Advisor’s demonstrated capacities, and other considerations, that the nature, extent and quality of the Advisor’s services remained sufficient and that the Advisor is satisfactorily pursuing the Fund’s stated investment objectives.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2013 (Unaudited)

did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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This page is not part of the Annual Report.    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Group of Twenty (G20) – The premier forum for international cooperation bringing together finance ministers and central bank governors from 19 countries: Argentina, Australia, Brazil, Canada, China, France, Germany, India, Indonesia, Italy, Japan, the Republic of Korea, Mexico, Russia, Saudi Arabia, South Africa, Turkey, the United Kingdom, the United States of America plus the European Union, which is represented by the President of the European Council and by Head of the European Central Bank.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Operation Twist – A monetary process where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Price to Book Value – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

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THORNBURG INTERNATIONAL VALUE FUND

Portfolio Managers

Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.29%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	16.49%	6.09%	5.92%	9.54%	8.50%
With sales charge	11.25%	4.47%	4.95%	9.03%	8.18%
MSCI EAFE Index (Since 5/28/98)	23.77%	8.47%	6.35%	8.01%	4.31%
MSCI AC World ex-U.S. Index (Since 5/28/98)	16.97%	6.43%	6.74%	9.24%	5.37%

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The current posture is to maintain a focused portfolio diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors
Toyota Motor Corp.	Potash Corp. of Saskatchewan, Inc.
Mitsubishi UFJ Financial Group, Inc.	BG Group plc
LVMH Moet Hennessy Louis Vuitton SA	Saipem S.p.A.
Kingfisher plc	Fresenius Medical Care AG & Co.
Reckitt Benckiser plc	Hyundai Motor Company

Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-months*	16.5x

Portfolio Price to Cash Flow*	10.2x

Portfolio Price to Book Value*	2.2x

Median Market Cap*	$34.6 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.89

Number of Companies	69

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Basket Structure

As of September 30, 2013

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Thornburg International Value Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 17, 2013

Dear Fellow Shareholder:

The most recent fiscal year can be best characterized as a tale of two halves, driven in large part by external factors, such as fiscal and monetary policy. Japan took the lead initially, when Prime Minister Shinzo Abe and the Liberal Democratic Party (LDP) regained control over the government and announced aggressive inflation targets and expansionary monetary policies. The yen immediately weakened and sent yen-sensitive stocks soaring. Other Japanese equities quickly followed, as enthusiasm for the prime minister’s economic agenda and its initial impact on the domestic Japanese economy grew. The march upward continued until May 2013, when Bank of Japan Governor Haruhiko Kuroda and the prime minister stepped back from some of the more aggressive weak-yen rhetoric, perhaps due to pressure from other G-20 members.

Through the end of May 2013, the U.S. markets had paralleled Japan’s in timing and, to a lesser extent, in magnitude (in dollar terms). The moves were most likely driven by the Federal Reserve’s (the Fed’s) intervention in December 2012 to offset potential economic impact of U.S. government budget sequestration with a new round of quantitative easing. In conjunction with its December announcement, the Fed also issued new forward guidance on monetary policy, tied to economic factors rather than a future point in time. The new guidance, along with fresh indications of Fed balance sheet expansion (in contrast to the “sterilized” policies of its predecessor program, Operation Twist), gave investors confidence that easy money was here to stay for the foreseeable future.

U.S. markets marched higher until the Fed’s Board of Governors backed away from forward guidance on reductions in its monetary injections that the market referred to as “tapering.” The threat of tapering had led U.S. markets to sell off and knocked the wind out of others that were benefitting from a dollar-carry trade, especially those with a weak current-account position. The delay of tapering allowed the U.S. and other markets, particularly those of emerging markets, to recover.

Significant valuation gaps had emerged between U.S. and Japanese markets at the high end, and Europe and emerging markets, on the low end. The end of taper discussions sparked a rally in emerging markets, which began as speculation grew over the summer that the Fed wouldn’t begin tapering this fall. At the same time, European economic data began to turn positive, with the largest changes occurring in peripheral Europe. Investors were forced to reassess their perennially bearish view of Europe in light of the improving economic data and fiscal balances, as well as the upcoming reduction in austerity measures. Equity indices across Europe were led higher by stocks with cyclically depressed earnings and low valuations, such as financial and industrial stocks.

For the twelve months ended September 30, 2013, the total return for Class A shares was 16.49% at net asset value (NAV), slightly below the 16.97% for the MSCI AC World ex-U.S. Index and further below

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

the 23.77% of the MSCI EAFE Index. As you might expect during a year in which the markets saw such broad and abrupt fluctuations in market dynamics, the Fund’s performance was driven by holdings across a broad range of sectors and geographies, including Toyota, LVMH, Kingfisher, Publicis, Adidas, Mitsubishi UFJ Financial Group, Inc., ASML Holding, Baidu, and Reckitt Benckiser. Detractors from performance included BG Group, Saipem, Potash Corporation Saskatchewan, Inc., Fresenius Medical Care, Sinopharm Group, and Hyundai Motor Company. Despite positive absolute performance, health care and financial sectors within the Fund were the largest sources of underperformance relative to the MSCI EAFE Index. The weak performance from the Fund’s health care holdings was primarily due to concerns surrounding dialysis reimbursement in the U.S. and its impact on Fresenius Medical Care. Our underperformance in financials was due in part to our relative underweight and poor performance from bank holdings exposed to emerging markets, most notably in Asia. Of the holdings mentioned above that detracted from performance, all but Hyundai and BG Group remain in the portfolio. Hyundai was sold due to concerns over increased price competition following the depreciation of the Japanese yen. We sold our BG Group position due to poor operational delivery and ongoing concerns about potential difficulty in reaching the company’s long-term production targets.

Other recent portfolio activity includes the addition of Sumitomo Mitsui Trust, ING Groep, Kubota, Lululemon Athletica, and worldwide advertising agency, WPP Group. Sumitomo Mitsui Trust is one of the largest asset managers and real estate brokerages in Japan and we believe it is well positioned to benefit from monetary easing by the Bank of Japan through attractive fee income streams. ING Groep is a bank and insurance conglomerate that is in the process of simplifying its structure by splitting the bank and insurance divisions. The separation of the group should help to create value by highlighting the strong retail banking franchise. In addition to the translational impact of the weak yen, Japanese tractor maker Kubota is benefitting from the recovery in the U.S. housing market due to its leading share and strong distribution in small-horsepower tractors. Lululemon has several opportunities to drive growth in the active apparel segment, including domestic and international store expansion, line extensions, e-commerce, and expansion into men’s apparel. WPP Group is benefitting from improving trends in global advertising, particularly in the U.S., but also in some parts of Western Europe. The company has exposure to continued growth in digital advertising and the less penetrated emerging markets, and a clear goal toward margin improvement. We also made opportunistic additions to existing positions, funding new holdings with sales, and by trimming certain outsized positions where our original investment thesis worked well.

The good recent performance of global equity markets and our participation in the lift is encouraging. We remain well diversified, despite the fact that we hold only 69 stocks, as of September 30, 2013. Emerging-markets holdings approximate 16% of the portfolio. The bulk of our holdings pay dividends, and the portfolio’s yield, before expenses (on a weighted average basis as of September 30, 2013) is 2.2%. Most of our holdings are large companies with strong balance sheets and industry-leading positions. As the stress in markets persists, the soundness of the companies in the Fund has been comforting, especially as reflected in portfolio volatility characteristics.

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

We will continue to invest in what we judge to be exceptional companies with attractive business models while recognizing the benefits of diversification among basic value, consistent earner and emerging franchise companies. Thank you for your trust.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2013

Top Ten Equity Holdings

As of 9/30/13

Mitsubishi UFJ Financial Group, Inc.	3.1%	Baidu, Inc. ADR	2.2%
Toyota Motor Corp.	2.8%	ASML Holding N.V.	2.1%
LVMH Moet Hennessy Louis Vuitton SA	2.8%	Novartis AG	2.1%
Novo Nordisk A/S	2.4%	Air Liquide SA	2.1%
Roche Holding AG	2.3%	Reckitt Benckiser plc	2.0%

Summary of Industry Exposure

As of 9/30/13

Banks	12.8%	Energy	4.3%
Software & Services	8.0%	Retailing	3.8%
Consumer Durables & Apparel	7.5%	Telecommunication Services	3.6%
Capital Goods	7.0%	Consumer Services	2.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%	Household & Personal Products	2.8%
Diversified Financials	5.9%	Health Care Equipment & Services	2.5%
Automobiles & Components	5.5%	Insurance	1.9%
Materials	5.3%	Transportation	1.1%
Media	5.3%	Food & Staples Retailing	1.0%
Food, Beverage & Tobacco	4.9%	Other Assets & Liabilities	2.8%
Semiconductors & Semiconductor Equipment	4.3%

Summary of Country Exposure

As of 9/30/13 (percent of equity holdings)

United Kingdom	20.0%	Sweden	1.8%
Japan	16.3%	United States	1.8%
Switzerland	8.7%	South Korea	1.6%
China	8.3%	Italy	1.3%
France	8.1%	Ireland	1.2%
Germany	7.2%	Spain	1.2%
Netherlands	5.1%	Mexico	1.1%
Canada	4.6%	Russia	1.1%
Hong Kong	3.7%	Argentina	0.8%
Brazil	2.6%	Belgium	0.5%
Denmark	2.5%	Finland	0.5%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
COMMON STOCK — 97.17%

AUTOMOBILES & COMPONENTS — 5.51%
AUTO COMPONENTS — 2.72%
Bridgestone Corp.	11,646,670	$423,590,673
Compagnie Generale des Establissements Michelin	3,346,099	371,059,465
AUTOMOBILES — 2.79%
Toyota Motor Corp.	12,797,210	816,303,034

		1,610,953,172

BANKS — 12.78%
COMMERCIAL BANKS — 12.78%
Banco Bilbao Vizcaya Argentaria, S.A.	14,098,033	157,539,101
HSBC Holdings plc	50,604,047	550,348,943
Industrial and Commercial Bank of China Ltd.	798,834,688	557,213,948
Intesa Sanpaolo S.p.A.	75,148,468	155,038,575
Itau Unibanco Holding SA ADR	20,845,673	294,340,903
Mitsubishi UFJ Financial Group, Inc.	142,967,534	911,955,275
Standard Chartered plc	23,401,106	561,063,132
Sumitomo Mitsui Trust Holdings, Inc.	111,317,745	549,255,876

		3,736,755,753

CAPITAL GOODS — 6.96%
AEROSPACE & DEFENSE — 2.18%
Embraer S.A.	6,481,245	210,446,025
Rolls Royce Holdings plc	23,775,882	428,017,685
MACHINERY — 4.78%
Fanuc Ltd.	2,197,272	362,355,960
Komatsu Ltd.	22,890,177	567,975,398
KONE Oyj	1,758,200	156,867,461
Kubota Corp.	21,518,802	310,210,514

		2,035,873,043

CONSUMER DURABLES & APPAREL — 7.45%
TEXTILES, APPAREL & LUXURY GOODS — 7.45%
adidas AG	5,328,374	577,976,985
Burberry Group plc	12,610,748	333,590,127
[a,b] Lululemon Athletica, Inc.	6,333,152	462,890,080
LVMH Moet Hennessy Louis Vuitton SA	4,085,056	804,654,013

		2,179,111,205

CONSUMER SERVICES — 2.91%
HOTELS, RESTAURANTS & LEISURE — 2.91%
[a] Carnival plc	10,379,403	351,859,549
Yum! Brands, Inc.	7,009,106	500,380,077

		852,239,626

DIVERSIFIED FINANCIALS — 5.91%
CAPITAL MARKETS — 2.88%
Deutsche Bank AG	11,028,848	506,397,767
Julius Baer Group Ltd.	7,220,696	336,941,860

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 3.03%
Hong Kong Exchanges and Clearing Ltd.	30,228,994	$484,854,994
[b] ING Groep N.V.	26,760,536	302,331,281
Japan Exchange Group, Inc.	4,414,765	97,596,870

		1,728,122,772

ENERGY — 4.26%
ENERGY EQUIPMENT & SERVICES — 2.56%
Saipem S.p.A.	9,952,466	216,235,023
Schlumberger Ltd.	6,026,926	532,539,181
OIL, GAS & CONSUMABLE FUELS — 1.70%
CNOOC Ltd.	147,756,336	300,622,105
Tullow Oil plc	11,910,810	197,452,002

		1,246,848,311

FOOD & STAPLES RETAILING — 1.04%
FOOD & STAPLES RETAILING — 1.04%
Wal-Mart de Mexico SAB de C.V.	116,727,393	305,518,200

		305,518,200

FOOD, BEVERAGE & TOBACCO — 4.87%
BEVERAGES — 1.77%
Anheuser-Busch InBev N.V.	1,465,803	145,910,042
SABMiller plc	7,331,892	373,121,104
FOOD PRODUCTS — 1.38%
Nestle SA	5,765,963	403,269,928
TOBACCO — 1.72%
British American Tobacco plc	9,488,892	503,322,060

		1,425,623,134

HEALTH CARE EQUIPMENT & SERVICES — 2.54%
HEALTH CARE PROVIDERS & SERVICES — 2.54%
Fresenius Medical Care AG & Co.	8,353,859	543,490,191
Sinopharm Group Co. H	79,856,278	200,364,003

		743,854,194

HOUSEHOLD & PERSONAL PRODUCTS — 2.79%
HOUSEHOLD PRODUCTS — 2.02%
Reckitt Benckiser plc	8,062,092	589,938,139
PERSONAL PRODUCTS — 0.77%
Natura Cosmeticos SA	10,104,400	225,676,939

		815,615,078

INSURANCE — 1.94%
INSURANCE — 1.94%
AIA Group Ltd.	120,843,705	567,922,878

		567,922,878

MATERIALS — 5.34%
CHEMICALS — 4.64%
Air Liquide SA	4,338,844	604,296,640
Potash Corp. of Saskatchewan, Inc.	10,109,500	316,225,160
Syngenta AG	1,072,410	438,047,497

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
METALS & MINING — 0.70%
Teck Resources Ltd.	7,565,200	$203,295,700

		1,561,864,997

MEDIA — 5.33%
MEDIA — 5.33%b
Liberty Global plc	4,723,800	374,833,530
Pearson plc	14,384,918	292,727,118
Publicis Groupe	6,548,102	521,063,015
WPP plc	17,976,694	369,601,595

		1,558,225,258

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.82%
PHARMACEUTICALS — 6.82%
Novartis AG	7,988,796	613,945,178
Novo Nordisk A/S	4,121,149	699,678,124
Roche Holding AG	2,524,074	680,733,840

		1,994,357,142

RETAILING — 3.79%
SPECIALTY RETAIL — 3.79%
Hennes & Mauritz AB	12,011,946	521,657,169
Kingfisher plc	93,777,138	585,857,565

		1,107,514,734

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.30%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.30%
ARM Holdings plc	11,453,607	182,826,642
ASML Holding N.V.	6,257,013	617,930,611
Samsung Electronics Co. Ltd.	360,178	458,150,907

		1,258,908,160

SOFTWARE & SERVICES — 7.96%
INFORMATION TECHNOLOGY SERVICES — 1.80%
Accenture plc	4,686,549	345,117,468
Amadeus IT Holding SA	5,069,913	179,701,454
INTERNET SOFTWARE & SERVICES — 4.75%
[b] Baidu, Inc. ADR	4,186,044	649,590,308
MercadoLibre, Inc.	1,640,671	221,342,925
[b] SINA Corp.	2,414,300	195,968,731
[b] Yandex NV	8,863,652	322,814,206
SOFTWARE — 1.41%
SAP AG	5,573,465	412,215,335

		2,326,750,427

TELECOMMUNICATION SERVICES — 3.60%
WIRELESS TELECOMMUNICATION SERVICES — 3.60%
China Mobile Ltd.	41,839,129	467,972,052
KDDI Corp.	2,946,509	151,079,967
SoftBank Corp.	6,270,862	433,177,201

		1,052,229,220

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.07%
ROAD & RAIL — 1.07%
Canadian National Railway Co.	3,090,000	$313,094,801

		313,094,801

TOTAL COMMON STOCK (Cost $21,131,873,656)		28,421,382,105

RIGHTS — 0.01%
Banco Bilbao Vizcaya Argentaria, S.A. Rights	14,098,033	1,926,325

TOTAL RIGHTS (Cost $1,889,298)		1,926,325

SHORT TERM INVESTMENTS — 2.78%
AGL Capital Corp., 0.24%, 10/1/2013	$15,000,000	15,000,000
AGL Capital Corp., 0.24%, 10/2/2013	17,700,000	17,699,882
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013, repurchase price $55,000,321 collateralized by 10 corporate debt securities and 13 U.S. Government debt securities, having an average coupon of 3.98%, a minimum credit rating of BBB-, maturity dates from 5/1/2018 to 9/1/2043, and having an aggregate market value of $57,009,800 at 9/30/2013	55,000,000	55,000,000
DCP Midstream, LLC, 0.33%, 10/4/2013	17,000,000	16,999,533
DCP Midstream, LLC, 0.33%, 10/7/2013	15,000,000	14,999,175
Diageo Capital plc, 0.20%, 10/7/2013	45,500,000	45,498,483
Eni Finance USA, Inc., 0.30%, 10/1/2013	90,000,000	90,000,000
Eni Finance USA, Inc., 0.30%, 10/3/2013	39,000,000	38,999,350
Eni Finance USA, Inc., 0.30%, 10/4/2013	11,000,000	10,999,725
Hitachi America, 0.30%, 10/4/2013	100,000,000	99,997,500
National Grid USA, 0.28%, 10/2/2013	10,666,000	10,665,917
Northeast Utilities, 0.22%, 10/1/2013	30,000,000	30,000,000
Northeast Utilities, 0.22%, 10/2/2013	6,804,000	6,803,958
Northeast Utilities, 0.22%, 10/3/2013	20,000,000	19,999,756
Pacific Gas & Electric Co., 0.19%, 10/7/2013	19,456,000	19,455,384
Southern California Edison, 0.25%, 10/1/2013	66,200,000	66,200,000
Southern California Edison, 0.25%, 10/2/2013	5,000,000	4,999,965
Southern California Edison, 0.25%, 10/4/2013	90,000,000	89,998,125
Southern California Edison, 0.26%, 10/4/2013	82,000,000	81,998,223
Spectra Energy Capital, 0.32%, 10/1/2013	18,096,000	18,096,000
Spectra Energy Capital, 0.34%, 10/4/2013	7,239,000	7,238,795
Spectra Energy Capital, 0.38%, 10/7/2013	52,316,000	52,312,687

TOTAL SHORT TERM INVESTMENTS (Cost $ 812,962,458)		812,962,458

TOTAL INVESTMENTS — 99.96% (Cost $21,946,725,412)		$29,236,270,888
OTHER ASSETS LESS LIABILITIES — 0.04%		11,343,361

NET ASSETS — 100.00%		$29,247,614,249

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2012	Gross Additions	Gross Reductions	Shares/Principal September 30, 2013	Market Value September 30, 2013	Investment Income	Realized Gain (Loss)
Carnival plc	10,740,103	1,433,500	1,794,200	10,379,403	$351,859,549	$16,957,053	$(19,072,334)
Lululemon Athletica, Inc.*	—	6,333,152	—	6,333,152	462,890,080	—	—

Total non-controlled affiliated issuers – 2.79% of net assets					$814,749,629	$16,957,053	$(19,072,334)

*	Issuer not affiliated at September 30, 2012.
b	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2013

ASSETS
Investments at value
Non-affiliated issuers (cost $21,101,466,017) (Note 2)	$28,421,521,259
Non-controlled affiliated issuers (cost $ 845,259,395) (Note 2)	814,749,629
Cash	57,308,941
Cash denominated in foreign currency (cost $20,051,415)	20,069,035
Receivable for fund shares sold	57,691,431
Unrealized appreciation on forward currency contracts (Note 7)	84,459,290
Dividends receivable	61,587,232
Dividend and interest reclaim receivable	44,093,209
Interest receivable	321
Prepaid expenses and other assets	121,782

Total Assets	29,561,602,129

LIABILITIES
Payable for investments purchased	16,382,208
Payable for fund shares redeemed	85,084,534
Unrealized depreciation on forward currency contracts (Note 7)	184,444,157
Payable to investment advisor and other affiliates (Note 3)	19,855,523
Accounts payable and accrued expenses	8,221,458

Total Liabilities	313,987,880

NET ASSETS	$29,247,614,249

NET ASSETS CONSIST OF:
Undistributed net investment income	$14,822,341
Net unrealized appreciation	7,190,322,525
Accumulated net realized gain (loss)	(3,415,872,391)
Net capital paid in on shares of beneficial interest	25,458,341,774

$29,247,614,249

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,212,813,471 applicable to 173,094,202 shares of beneficial interest outstanding - Note 4)	$30.12
Maximum sales charge, 4.50% of offering price	1.42

Maximum offering price per share	$31.54

Class B Shares:
Net asset value per share* ($33,561,768 applicable to 1,197,587 shares of beneficial interest outstanding - Note 4)	$28.02

Class C Shares:
Net asset value and offering price per share* ($1,181,437,479 applicable to 41,940,535 shares of beneficial interest outstanding - Note 4)	$28.17

Class I Shares:
Net asset value, offering and redemption price per share ($14,601,875,996 applicable to 474,768,139 shares of beneficial interest outstanding - Note 4)	$30.76

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,152,795,270 applicable to 38,245,420 shares of beneficial interest outstanding - Note 4)	$30.14

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,342,883,202 applicable to 44,800,107 shares of beneficial interest outstanding - Note 4)	$29.98

Class R5 Shares:
Net asset value, offering and redemption price per share ($4,376,567,076 applicable to 142,489,759 shares of beneficial interest outstanding - Note 4)	$30.71

Class R6 Shares:
Net asset value, offering and redemption price per share ($1,345,679,987 applicable to 43,828,339 shares of beneficial interest outstanding - Note 4)	$30.70

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $54,115,407)	$597,745,973
Non-controlled affiliated issuers	16,957,053
Interest income	2,718,369

Total Income	617,421,395

EXPENSES
Investment advisory fees (Note 3)	193,464,224
Administration fees (Note 3)
Class A Shares	6,671,993
Class B Shares	47,809
Class C Shares	1,511,531
Class I Shares	6,785,440
Class R3 Shares	1,563,142
Class R4 Shares	1,726,550
Class R5 Shares	2,282,053
Distribution and service fees (Note 3)
Class A Shares	12,890,734
Class B Shares	382,243
Class C Shares	12,088,224
Class R3 Shares	6,204,644
Class R4 Shares	3,419,352
Transfer agent fees
Class A Shares	8,199,860
Class B Shares	76,970
Class C Shares	1,866,880
Class I Shares	10,347,635
Class R3 Shares	2,717,264
Class R4 Shares	3,831,422
Class R5 Shares	9,966,777
Class R6 Shares	5,114
Registration and filing fees
Class A Shares	69,599
Class B Shares	18,277
Class C Shares	33,235
Class I Shares	492,071
Class R3 Shares	24,776
Class R4 Shares	46,786
Class R5 Shares	87,689
Class R6 Shares	126,902
Custodian fees (Note 3)	7,128,623
Professional fees	488,482
Accounting fees	765,900
Trustee fees	944,150
Other expenses	2,610,261

Total Expenses	$298,886,612

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2013

Less:
Expenses reimbursed by investment advisor (Note 3)	$(4,908,014)
Fees paid indirectly (Note 3)	(72,858)

Net Expenses	293,905,740

Net Investment Income	323,515,655

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	1,488,746,067
Non-controlled affiliated issuers	(19,072,334)
Forward currency contracts (Note 7)	149,380,933
Foreign currency transactions	(5,591,430)

1,613,463,236

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	2,512,850,488
Non-controlled affiliated issuers	33,182,169
Forward currency contracts (Note 7)	(124,370,921)
Foreign currency translations	2,201,822

2,423,863,558

Net Realized and Unrealized Gain	4,037,326,794

Net Increase in Net Assets Resulting from Operations	$4,360,842,449

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$323,515,655	$345,486,279
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	1,613,463,236	(749,948,440)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	2,423,863,558	3,832,908,986

Net Increase (Decrease) in Net Assets Resulting from Operations	4,360,842,449	3,428,446,825

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(43,423,103)	(64,056,950)
Class B Shares	(135,243)	(243,509)
Class C Shares	(5,193,481)	(7,630,934)
Class I Shares	(182,275,885)	(182,520,040)
Class R3 Shares	(7,770,990)	(13,188,781)
Class R4 Shares	(11,150,837)	(17,741,517)
Class R5 Shares	(51,989,824)	(64,779,792)
Class R6 Shares	(16,473,662)	(1,569,796)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(987,000,465)	(1,202,692,533)
Class B Shares	(15,869,634)	(18,438,983)
Class C Shares	(243,715,095)	(297,916,156)
Class I Shares	162,757,464	190,061,072
Class R3 Shares	(351,918,980)	(105,812,185)
Class R4 Shares	(350,116,790)	29,709,129
Class R5 Shares	(789,848,411)	302,005,139
Class R6 Shares	737,341,228	471,270,252

Net Increase in Net Assets	2,204,058,741	2,444,901,241

NET ASSETS
Beginning of Year	27,043,555,508	24,598,654,267

End of Year	$29,247,614,249	$27,043,555,508

Undistributed net investment income	$14,822,341	$15,311,141

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$28,421,382,105	$28,421,382,105	$—	$—
Rights	1,926,325	1,926,325	—	—
Short Term Investments	812,962,458	—	812,962,458	—

Total Investments in Securities	$29,236,270,888	$28,423,308,430	$812,962,458	$—
Other Financial Instruments**
Forward Currency Contracts	$84,459,290	$—	$84,459,290	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(184,444,157)	$—	$(184,444,157)	$—
Spot Currency	$(22,223)	$(22,223)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned net commissions aggregating $98,862 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $50,399 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, and Class R5 expenses do not exceed 1.45%, 1.25%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,488,918 for Class R3 shares, $1,846,993 for Class R4 shares, and $1,572,103 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $72,858.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	33,281,289	$934,420,102	44,154,940	$1,108,784,333
Shares issued to shareholders in reinvestment of dividends	1,439,461	39,862,622	2,252,162	56,255,306
Shares repurchased	(69,820,089)	(1,961,283,189)	(94,550,543)	(2,367,750,664)
Redemption fees received*	—	—	—	18,492

Net increase (decrease)	(35,099,339)	$(987,000,465)	(48,143,441)	$(1,202,692,533)

Class B Shares
Shares sold	11,496	$294,911	18,153	$426,733
Shares issued to shareholders in reinvestment of dividends	3,696	92,758	7,356	167,235
Shares repurchased	(623,836)	(16,257,303)	(803,916)	(19,033,123)
Redemption fees received*	—	—	—	172

Net increase (decrease)	(608,644)	$(15,869,634)	(778,407)	$(18,438,983)

Class C Shares
Shares sold	2,906,313	$76,626,452	3,972,384	$94,317,067
Shares issued to shareholders in reinvestment of dividends	151,395	3,840,256	229,919	5,280,728
Shares repurchased	(12,367,528)	(324,181,803)	(16,849,073)	(397,518,284)
Redemption fees received*	—	—	—	4,333

Net increase (decrease)	(9,309,820)	$(243,715,095)	(12,646,770)	$(297,916,156)

Class I Shares
Shares sold	157,447,422	$4,532,061,713	157,722,651	$4,069,279,456
Shares issued to shareholders in reinvestment of dividends	5,248,430	149,632,653	5,106,228	130,962,371
Shares repurchased	(157,064,440)	(4,518,936,902)	(156,331,425)	(4,010,215,905)
Redemption fees received*	—	—	—	35,150

Net increase (decrease)	5,631,412	$162,757,464	6,497,454	$190,061,072

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	8,044,211	$225,644,378	13,612,452	$342,095,280
Shares issued to shareholders in reinvestment of dividends	264,385	7,292,297	491,853	12,264,608
Shares repurchased	(20,769,217)	(584,855,655)	(18,208,400)	(460,176,195)
Redemption fees received*	—	—	—	4,122

Net increase (decrease)	(12,460,621)	$(351,918,980)	(4,104,095)	$(105,812,185)

Class R4 Shares
Shares sold	13,283,270	$371,895,750	20,184,388	$506,211,370
Shares issued to shareholders in reinvestment of dividends	323,914	8,936,132	566,489	14,081,752
Shares repurchased	(26,439,756)	(730,948,672)	(19,386,082)	(490,588,320)
Redemption fees received*	—	—	—	4,327

Net increase (decrease)	(12,832,572)	$(350,116,790)	1,364,795	$29,709,129

Class R5 Shares
Shares sold	35,326,999	$1,001,908,594	58,044,149	$1,487,608,837
Shares issued to shareholders in reinvestment of dividends	1,744,635	49,503,898	2,402,448	61,341,403
Shares repurchased	(64,140,808)	(1,841,260,903)	(48,008,440)	(1,246,957,709)
Redemption fees received*	—	—	—	12,608

Net increase (decrease)	(27,069,174)	$(789,848,411)	12,438,157	$302,005,139

Class R6 Shares
Shares sold	30,928,332	$885,306,945	17,994,013	$472,237,611
Shares issued to shareholders in reinvestment of dividends	572,781	16,354,593	60,384	1,569,796
Shares repurchased	(5,631,004)	(164,320,310)	(96,167)	(2,537,155)
Redemption fees received*	—	—	—	—

Net increase (decrease)	25,870,109	$737,341,228	17,958,230	$471,270,252

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $9,412,483,106 and $11,195,623,523, respectively.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$21,962,981,740

Gross unrealized appreciation on a tax basis	$7,686,450,922
Gross unrealized depreciation on a tax basis	(413,161,774)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,273,289,148

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012, of $40,355,184. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

The Fund utilized $672,354,468 (of which $360,526,665 was short-term and $311,827,803 was long-term) of capital loss carryforwards generated after September 30, 2011. The Fund utilized $139,184,653 of capital losses generated prior to October 1, 2011, which were subject to expiration in 2017.

At September 30, 2013, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$913,543,812
2018	1,792,171,182
2019	753,530,754

$3,459,245,748

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $5,591,430 and decreased accumulated net realized investment loss by $5,591,430. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses).

At September 30, 2013, the Fund had distributable tax basis ordinary investment income of $14,814,308 and no tax basis undistributed capital gains.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$318,413,025	$351,736,195
Capital gains	—	—

Total	$318,413,025	$351,736,195

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $4,133,782,934. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Buy	883,937,700	10/29/2013	1,195,915,074	$55,661,959	$—
Euro	Buy	537,130,900	10/29/2013	726,706,124	17,650,366	—
Euro	Sell	877,609,300	10/29/2013	1,187,353,126	—	(19,470,162)
Euro	Sell	1,837,123,500	10/29/2013	2,485,518,704	—	(93,639,020)
Great Britain Pound	Sell	640,284,300	02/18/2014	1,035,537,315	—	(43,665,222)
Japanese Yen	Buy	60,430,201,400	01/06/2014	615,203,732	11,146,965	—
Japanese Yen	Sell	288,240,618,000	01/06/2014	2,934,405,309	—	(27,669,753)

Total					$84,459,290	$(184,444,157)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at

September 30, 2013

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$84,459,290

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(184,444,157)

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2013

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$149,380,933	$149,380,933

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(124,370,921)	$(124,370,921)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

30    Certified Annual Report

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Certified Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92	1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(b)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09	1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06	1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72	1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(b)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09	1.34		1.34		1.34		2.05	32.76	$5,309,704
Class B Shares
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02	2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26	2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21	2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)	2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29	2.13		2.13		2.13		1.24	32.76	$80,908
Class C Shares
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15	2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35	2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31	1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)	2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34	2.06		2.06		2.06		1.31	32.76	$1,551,488
Class I Shares
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34	0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53	0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45	0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17	0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54	0.92		0.92		0.92		2.46	32.76	$6,330,268
Class R3 Shares
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71	1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95	1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86	1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61	1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02	1.45		1.45		1.64		1.96	32.76	$1,042,248
Class R4 Shares
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91	1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16	1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12	1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85	1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29	1.25		1.25		1.50		2.16	32.76	$522,363
Class R5 Shares
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20	0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44	0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39	0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11	0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51	0.99		0.99		1.08		2.40	32.76	$1,414,122
Class R6 Shares
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59	0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(c)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35 (d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was May 1, 2012.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Certified Annual Report	Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,080.40	$6.46
Hypothetical*	$1,000.00	$1,018.85	$6.27
Class B Shares
Actual	$1,000.00	$1,075.50	$10.97
Hypothetical*	$1,000.00	$1,014.49	$10.65
Class C Shares
Actual	$1,000.00	$1,076.20	$10.50
Hypothetical*	$1,000.00	$1,014.95	$10.19
Class I Shares
Actual	$1,000.00	$1,082.70	$4.46
Hypothetical*	$1,000.00	$1,020.78	$4.33
Class R3 Shares
Actual	$1,000.00	$1,079.20	$7.53
Hypothetical*	$1,000.00	$1,017.83	$7.31
Class R4 Shares
Actual	$1,000.00	$1,080.50	$6.48
Hypothetical*	$1,000.00	$1,018.84	$6.29
Class R5 Shares
Actual	$1,000.00	$1,081.80	$5.03
Hypothetical*	$1,000.00	$1,020.24	$4.88
Class R6 Shares
Actual	$1,000.00	$1,083.10	$3.86
Hypothetical*	$1,000.00	$1,021.36	$3.74

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; B: 2.11%; C: 2.02%; I: 0.85%; R3: 1.44%; R4: 1.24%; R5: 0.96%; R6: 0.74%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg International Value Fund versus MSCI EAFE Index and MSCI AC World ex-U.S. Index

(May 28, 1998 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	11.25%	4.95%	9.03%	8.18%
B Shares (Incep: 4/3/00)	10.45%	4.73%	8.84%	5.80%
C Shares (Incep: 5/28/98)	14.62%	5.14%	8.73%	7.64%
I Shares (Incep: 3/30/01)	16.94%	6.34%	9.99%	8.28%
R3 Shares (Incep: 7/1/03)	16.23%	5.76%	9.42%	10.24%
R4 Shares (Incep: 2/1/07)	16.49%	5.97%	—	2.98%
R5 Shares (Incep: 2/1/05)	16.80%	6.25%	—	7.70%
R6 Shares (Incep: 5/1/12)	17.07%	—	—	11.16%
MSCI EAFE Index (Since 5/28/98)	23.77%	6.35%	8.01%	4.31%
MSCI AC World ex-U.S. Index (Since 5/28/98)	16.97%	6.74%	9.24%	5.37%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

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TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, the Thornburg International Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 1.89% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2013 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2013, foreign source income and foreign taxes paid is $629,478,642, and $54,115,407, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2013 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to broad-based securities indices, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was lower than the returns for the two securities indices considered and the average return of the fund category, and that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of one index in eight of nine years, exceeded or were comparable to the returns of the second index in six of nine years, and exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data further showed that the Fund’s annualized investment returns fell above the midpoint of investment performance for the category for the three-month period ended with the second quarter of the second year, fell below the midpoint for the year-to-date, one-year and five-year periods, and within the fourth quartile for the three-year period. Data presented to the Trustees also showed that the Fund’s annualized total returns over the ten-year period ended with the second quarter fell within the top quartile of performance for the category, and also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2013 (Unaudited)

showed that the management fee charged to the Fund was comparable to the median and average fee levels of the category of mutual funds, and that the overall expense ratio for the Fund was comparable to the median and slightly lower than the average expense ratios for the fund category. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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This page is not part of the Annual Report.    43

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

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Thornburg Investment Management®

Thornburg Core Growth Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

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Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

VIX – The ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts.

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THORNBURG CORE GROWTH FUND

Portfolio Managers

Tim Cunningham, CFA and Greg Dunn

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.49%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thorn-burg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund typically focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	27.42%	20.81%	12.76%	9.38%	5.89%
With sales charge	21.69%	18.97%	11.72%	8.87%	5.51%
Russell 3000 Growth Index
(Since: 12/27/00)	20.30%	17.18%	12.16%	7.99%	2.98%

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How does the stock selection process work? Before adding a stock to the Fund’s portfolio, we drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

We are not “go-along-with-the-crowd” types and are not tied to mainstream thinking. While we have access to the best of Wall Street’s analysis, we are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors
Valeant Pharmaceuticals International, Inc.	Allot Communications Ltd.
Gilead Sciences, Inc.	Apple, Inc.
LinkedIn Corp.	SolarWinds, Inc.
WisdomTree Investments, Inc.	Fusion-io, Inc.
Workday, Inc.	HMS Holdings Corp.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-months*	28.7x

Portfolio Price to Cash Flow*	18.5x

Portfolio Price to Book Value*	4.6x

Median Market Cap*	$7.0 B

7-Year Beta (A Shares vs. Russell 3000G)*	1.15

Number of Companies	50

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Basket Structure

As of September 30, 2013

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Thornburg Core Growth Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 18, 2013

Dear Fellow Shareholder,

For the fiscal year ended September 30, 2013, the Thornburg Core Growth Fund returned 27.4% for the Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 3000 Growth Index, which returned 20.3%. On September 30, 2013, the NAV of the Class A shares was $24.35.

The year proved to be another interesting one for financial markets: the U.S. budget sequestration, the timing of the Federal Reserve’s tapering of asset purchases, and a government shutdown as the Fund’s fiscal year closed (which ushered in the possibility of a U.S. debt default) all contributed to an eventful series of months. Despite such a challenging backdrop, this has actually been one of the more stable years for equity investing in the last decade, with above-average returns combined with relatively low volatility. During the period, equities continued to recover from the 2009 lows of the financial crisis. Recently, U.S. indices have achieved all-time highs, driven by modest economic recovery and growing appetite for risk while interest rates remain at historically low levels. Using the S&P 500 as a broad market proxy, stocks are trading at 15 times forward earnings, with an expectation of about 5% earnings growth. On a historical basis, this isn’t all that imbalanced: 15x is the 10-year average P/E, although corporate margin levels are higher than their historic average. Volatility has noticeably declined over the past year, as measured by the Chicago Board Options Exchange Volatility Index (VIX) and our empirical experience. As market corrections are increasingly viewed as buying opportunities by investors, the corrections have become shallower, driving smoother stock appreciation. Jobs have continued to grow at low, but steady rates. U.S. gross domestic product (GDP) is growing about 2%, just above a very mild 1.5% annual inflation. It’s been a bumpy, shallow recovery from the depths of the financial crisis.

But a more or less stable economic environment such as this is also a relatively good one for picking stocks, which, as always, is our focus. Over the past year, our returns have been driven by stock selection. Information technology was easily the worst performing sector of the Russell 3000 Growth Index, only returning about 6%, but for us it was our largest source of relative outperformance. This is a great example of why we believe adhering to a bottom-up strategy that is active and flexible leads to the best results. Fund investments in initial public offerings contributed 1.7% to performance for the fiscal year ended September 30, 2013.

On an absolute basis, top contributors to performance were Valeant Pharmaceuticals, Gilead Sciences, LinkedIn Corporation, WisdomTree Investments, and Workday.

Valeant International is a fully integrated specialty pharmaceutical and branded generics company with global operations. Valeant’s acquisitions of Medicis (late 2012) and Bausch & Lomb (3Q2013) have proven highly accretive to earnings thanks to the expense synergies that Valeant has been able to realize. As a result, realized earnings have been robust and expectations for future earnings power have increased meaningfully. Furthermore, Valeant has seen its earnings multiple increase as the market starts to better appreciate Valeant’s unique approach of acquiring good, yet under-managed pharmaceutical companies at a discount, and operating them more efficiently.

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LETTER TO SHAREHOLDERS,

CONTINUED

Gilead has appreciated this year as the company has delivered on two fronts. Results in its HIV business have remained robust with growth in patient share and continued strong launches of two new combination regimens. The pipeline has also delivered positive results, with Gilead’s all-oral hepatitis C treatments likely to be the leaders in a new, potentially huge market, and good recent news updates within the company’s oncology division.

LinkedIn is the world’s largest professional online social network. In 2011, we had participated in the IPO, but sold shortly after on valuation concerns. We continued to follow the company and after an 18-month period of consolidation, we were able to buy it back at a price similar to where we had sold it, but at a much lower valuation. Since that purchase during the fourth quarter of 2012, the stock is up over 100%.

Workday is a cloud-hosted, software-as-a-service company that provides human resources and financial solutions to enterprises. Workday went public during the fourth quarter of 2012. Workday is growing at a tear – 71% revenue growth for the most recent quarter – and is dis-intermediating traditional on-premise software solutions with competitively priced cloud-hosted offerings.

WisdomTree Investments is an asset management company that focuses exclusively on exchange-traded funds (ETFs). Obviously, we are dedicated practitioners of active investment management, but we also recognize the value proposition of ETFs and investors’ appetite for passive investment vehicles. The company is the only publicly traded pure-play ETF manager and stands to benefit from the trend away from active management to passive investing. The irony of an ETF company being one of largest contributors of alpha (excess performance) for our active strategy is not lost on us. Top detractors for the period included Allot Communications, Apple, SolarWinds, Fusion-io, and HMS Holdings.

Allot Communications manufactures deep-packet inspection equipment that allows telecom carriers and cable companies to monitor and control traffic on their networks. For example, Allot can give priority to video streaming customers to ensure that they experience no buffering as they view content, while delaying an email that is not time sensitive. Efficiency of existing network assets is improved. However, the stock was weak as lackluster carrier spending weighed on results. We sold the stock during the year.

Apple has been a disappointing stock this last year. The company suffered a period of softening margins and slowing growth as the smartphone market has matured. We’ve stuck with it at a relatively small weight because we still view Apple as the tier-one smartphone leader. Pricing remains stable and we haven’t seen a game-changing phone emerge, in the way that Apple drove the shift from the flip phone to the smartphone. Growth expectations are now muted, margins are depressed with the potential to rebound as the iPhone5 cycle matures, and valuation is reasonable. We have owned Apple at about half the weight of the index, so on an absolute basis it’s been a disappointing stock, but on a relative basis it’s been one of our best.

Solarwinds is a software company with a high-throughput, high-margin model. They sell low-cost software tools to IT professionals utilizing an in-house sales force. Results have been weak,

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LETTER TO SHAREHOLDERS,

CONTINUED

with growth decelerating. It is still unclear to us whether the slowdown is due to growing pains, even as demand remains strong, or whether we are seeing fundamental deterioration. We have reduced our position size, given the increased uncertainty.

Fusion-io is a high-growth, volatile stock that was derailed from our investment thesis by increasing competition and missteps by management. We sold the stock during the first quarter and it has continued to deteriorate since we sold. On a positive note we made money in the stock during our ownership period because we did a decent job of trimming when the stock peaked, and by the time it fully deteriorated our position size was very small. In hindsight we could have been more aggressive sellers, given the volatile nature of the stock and the business.

HMS Holdings has been suffering from ongoing government induced gridlock. HMS is primarily a benefits coordination company, utilizing a proprietary, robust database to insure that health insurance claims are paid by the responsible party. Mostly, they are making sure that state and federal programs are not paying when private insurance should be. Unfortunately, the regulatory system is currently in flux, and resolutions have been slower to arrive than expected, leading to delayed implementations for new business and audit moratoriums. We expect that ultimately the industry will get back to business as usual and HMS’s leading position and high-value added services will return this company to growth. While it’s likely that market volatility will return at some point, we will continue to follow our strategy of seeking out promising growth companies with sound business fundamentals trading at reasonable valuations.

Thank you for your investment in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2013

Top Ten Equity Holdings

As of 9/30/13

Visa, Inc.	3.2%
Valeant Pharmaceuticals International, Inc.	3.1%
Gilead Sciences, Inc.	3.0%
Amazon.com, Inc.	3.0%
MGM Resorts International	2.6%
eBay, Inc.	2.6%
Google, Inc.	2.5%
Qualcomm, Inc.	2.5%
Alexion Pharmaceuticals, Inc.	2.3%
Express Scripts Holding Co.	2.3%

Summary of Industry Exposure

As of 9/30/13

Software & Services	27.0%
Retailing	12.1%
Diversified Financials	9.9%
Health Care Equipment & Services	8.8%
Pharmaceuticals, Biotechnology & Life Sciences	8.5%
Technology Hardware & Equipment	7.6%
Commercial & Professional Services	3.8%
Consumer Services	2.6%
Food, Beverage & Tobacco	2.2%
Banks	1.9%
Semiconductors & Semiconductor Equipment	1.7%
Automobiles & Components	1.7%
Materials	1.5%
Energy	1.1%
Other Assets & Liabilities	9.6%

Summary of Country Exposure

As of 9/30/13 (percent of equity holdings)

United States	89.9%
Canada	4.7%
Israel	2.0%
United Kingdom	1.9%
Ireland	1.5%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
COMMON STOCK — 90.42%

AUTOMOBILES & COMPONENTS — 1.71%
AUTO COMPONENTS — 1.71%
Delphi Automotive plc	240,000	$14,020,800

		14,020,800

BANKS — 1.95%
COMMERCIAL BANKS — 1.95%
[a] SVB Financial Group	185,530	16,024,226

		16,024,226

COMMERCIAL & PROFESSIONAL SERVICES — 3.85%
COMMERCIAL SERVICES & SUPPLIES — 1.79%
[a] Stericycle, Inc.	127,761	14,743,619
PROFESSIONAL SERVICES — 2.06%
[a] WageWorks, Inc.	334,800	16,890,660

		31,634,279

CONSUMER SERVICES — 2.57%
HOTELS, RESTAURANTS & LEISURE — 2.57%
[a] MGM Resorts International	1,033,000	21,114,520

		21,114,520

DIVERSIFIED FINANCIALS — 9.88%
CAPITAL MARKETS — 6.92%
[a] Affiliated Managers Group, Inc.	99,287	18,133,778
Charles Schwab Corp.	732,035	15,475,220
[a] Virtus Investment Partners, Inc.	49,700	8,083,208
[a] WisdomTree Investments, Inc.	1,303,719	15,136,177
CONSUMER FINANCE — 2.96%
Capital One Financial Corp.	175,300	12,050,122
[a] Portfolio Recovery Associates, Inc.	205,173	12,298,070

		81,176,575

ENERGY — 1.06%
OIL, GAS & CONSUMABLE FUELS — 1.06%
[a] Continental Resources, Inc.	81,000	8,688,060

		8,688,060

FOOD, BEVERAGE & TOBACCO — 2.16%
BEVERAGES — 2.16%
[a] Monster Beverage Corp.	340,100	17,770,225

		17,770,225

HEALTH CARE EQUIPMENT & SERVICES — 8.78%
HEALTH CARE EQUIPMENT & SUPPLIES — 5.53%
[a] Endologix, Inc.	605,956	9,774,070
[a] Intuitive Surgical, Inc.	48,100	18,098,587
[a] Novadaq Technologies, Inc.	532,157	8,823,163
[a] TearLab Corp.	788,990	8,726,230

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 2.25%
[a] Express Scripts Holding Co.	299,600	$18,509,288
HEALTH CARE TECHNOLOGY — 1.00%
[a] HMS Holdings Corp.	382,500	8,227,575

		72,158,913

MATERIALS — 1.47%
METALS & MINING — 1.47%
Allegheny Technologies, Inc.	396,473	12,100,356

		12,100,356

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.45%
BIOTECHNOLOGY — 5.31%
[a] Alexion Pharmaceuticals, Inc.	161,900	18,806,304
[a] Gilead Sciences, Inc.	395,058	24,825,445
PHARMACEUTICALS — 3.14%
[a] Valeant Pharmaceuticals International, Inc.	247,500	25,821,675

		69,453,424

RETAILING — 12.14%
DISTRIBUTORS — 1.93%
[a] LKQ Corp.	496,805	15,828,207
INTERNET & CATALOG RETAIL — 5.15%
[a] Amazon.com, Inc.	79,000	24,698,560
[a] priceline.com, Inc.	17,432	17,622,881
MULTILINE RETAIL — 2.05%
[a] Dollar Tree, Inc.	295,200	16,873,632
SPECIALTY RETAIL — 3.01%
[a] Francescas Holdings Corp.	645,200	12,026,528
[a] Vitamin Shoppe, Inc.	290,100	12,691,875

		99,741,683

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
[a] ON Semiconductor Corp.	1,931,922	14,103,030

		14,103,030

SOFTWARE & SERVICES — 27.06%
INFORMATION TECHNOLOGY SERVICES — 3.16%
Visa, Inc.	135,906	25,971,637
INTERNET SOFTWARE & SERVICES — 10.45%
[a] CoStar Group, Inc.	58,830	9,877,557
[a] eBay, Inc.	376,100	20,982,619
[a] Google, Inc.	23,177	20,300,966
[a] LinkedIn Corp.	70,200	17,273,412
[a] VeriSign, Inc.	343,227	17,466,822
SOFTWARE — 13.45%
[a] CommVault Systems, Inc.	178,319	15,661,758
[a] Ellie Mae, Inc.	294,311	9,420,895
[a] Fleetmatics Group plc	308,300	11,576,665
[a] Fortinet, Inc.	418,300	8,474,758
[a] Guidewire Software, Inc.	231,566	10,909,074

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
[a] Imperva, Inc.	180,062	$7,566,205
[a] SolarWinds, Inc.	191,400	6,710,484
Solera Holdings, Inc.	275,177	14,548,608
[a] Splunk, Inc.	178,300	10,705,132
[a] Workday, Inc.	185,100	14,980,143

		222,426,735

TECHNOLOGY HARDWARE & EQUIPMENT — 7.63%
COMMUNICATIONS EQUIPMENT — 3.97%
[a] F5 Networks, Inc.	145,400	12,469,504
Qualcomm, Inc.	298,944	20,136,868
COMPUTERS & PERIPHERALS — 3.66%
Apple, Inc.	32,061	15,285,082
[a] Stratasys Ltd.	146,163	14,800,465

		62,691,919

TOTAL COMMON STOCK (Cost $512,075,394)		743,104,745

SHORT TERM INVESTMENTS — 3.41%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013, due 10/1/2013, repurchase price $14,000,082 collateralized by 11 corporate debt securities and 6 U.S. Government debt securities having an average coupon of 4.76%, a minimum credit rating of BBB-, maturity dates from 11/6/2015 to 6/1/2041, and having an aggregate market value of $14,694,136 at 9/30/2013	$14,000,000	14,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013	14,000,000	14,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $28,000,000)		28,000,000

TOTAL INVESTMENTS — 93.83% (Cost $540,075,394)		$771,104,745
OTHER ASSETS LESS LIABILITIES — 6.17%		50,703,646

NET ASSETS — 100.00%		$821,808,391

Footnote Legend

a	Non-income producing.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2013

ASSETS
Investments at value (cost $540,075,394) (Note 2)	$771,104,745
Cash	57,629,417
Receivable for investments sold	1,230,198
Receivable for fund shares sold	3,158,105
Interest receivable	82

Total Assets	833,122,547

LIABILITIES
Payable for investments purchased	6,162,649
Payable for fund shares redeemed	4,042,722
Payable to investment advisor and other affiliates (Note 3)	853,366
Accounts payable and accrued expenses	255,419

Total Liabilities	11,314,156

NET ASSETS	$821,808,391

NET ASSETS CONSIST OF:
Net investment loss	$(5,846,277)
Net unrealized appreciation	231,029,351
Accumulated net realized gain (loss)	(473,191,952)
Net capital paid in on shares of beneficial interest	1,069,817,269

$821,808,391

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($279,482,677 applicable to 11,479,053 shares of beneficial interest outstanding - Note 4)	$24.35
Maximum sales charge, 4.50% of offering price	1.15

Maximum offering price per share	$25.50

Class C Shares:
Net asset value and offering price per share* ($182,998,947 applicable to 8,327,091 shares of beneficial interest outstanding - Note 4)	$21.98

Class I Shares:
Net asset value, offering and redemption price per share ($191,357,728 applicable to 7,479,223 shares of beneficial interest outstanding - Note 4)	$25.59

Class R3 Shares:
Net asset value, offering and redemption price per share ($95,545,020 applicable to 3,927,685 shares of beneficial interest outstanding - Note 4)	$24.33

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,277,572 applicable to 420,454 shares of beneficial interest outstanding - Note 4)	$24.44

Class R5 Shares:
Net asset value, offering and redemption price per share ($62,146,447 applicable to 2,431,615 shares of beneficial interest outstanding - Note 4)	$25.56

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $34,174)	$2,990,867
Interest income	119,004

Total Income	3,109,871

EXPENSES
Investment advisory fees (Note 3)	6,110,898
Administration fees (Note 3)
Class A Shares	294,044
Class C Shares	201,022
Class I Shares	76,407
Class R3 Shares	119,652
Class R4 Shares	11,413
Class R5 Shares	28,346
Distribution and service fees (Note 3)
Class A Shares	585,347
Class C Shares	1,609,328
Class R3 Shares	478,440
Class R4 Shares	22,633
Transfer agent fees
Class A Shares	352,007
Class C Shares	260,316
Class I Shares	97,051
Class R3 Shares	229,676
Class R4 Shares	25,224
Class R5 Shares	71,378
Registration and filing fees
Class A Shares	63,833
Class C Shares	19,694
Class I Shares	19,401
Class R3 Shares	20,073
Class R4 Shares	21,657
Class R5 Shares	24,311
Custodian fees (Note 3)	89,919
Professional fees	72,079
Accounting fees	3,722
Trustee fees	23,958
Other expenses	85,162

Total Expenses	11,016,991
Less:
Expenses reimbursed by investment advisor (Note 3)	(439,034)
Fees paid indirectly (Note 3)	(885)

Net Expenses	10,577,072

Net Investment Loss	$(7,467,201)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$89,533,234
Net change in unrealized appreciation (depreciation) on investments	91,899,455

Net Realized and Unrealized Gain	181,432,689

Net Increase in Net Assets Resulting from Operations	$173,965,488

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(7,467,201)	$(7,376,218)
Net realized gain (loss) on investments	89,533,234	122,825,953
Net unrealized appreciation (depreciation) on investments	91,899,455	132,918,941

Net Increase (Decrease) in Net Assets Resulting from Operations	173,965,488	248,368,676

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(4,076,655)	(63,234,219)
Class C Shares	(11,865,291)	(35,054,311)
Class I Shares	35,348,688	(43,751,698)
Class R3 Shares	(33,481,490)	(43,593,620)
Class R4 Shares	(1,324,992)	(4,685,753)
Class R5 Shares	(12,974,765)	(28,895,377)

Net Increase in Net Assets	145,590,983	29,153,698

NET ASSETS
Beginning of Year	676,217,408	647,063,710

End of Year	$821,808,391	$676,217,408

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and

Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$743,104,745	$743,104,745	$—	$—
Short Term Investments	28,000,000	—	28,000,000	—

Total Investments in Securities	$771,104,745	$743,104,745	$28,000,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $34,959 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,073 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I, Class R3, Class R4, and Class R5 expenses do not exceed 0.99%, 1.50%, 1.40%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,277 for Class A shares and contractually reimbursed $53,994 for Class I shares, $273,924 for Class R3 shares, $35,470 for Class R4 shares, and $74,369 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $885.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,284,279	$50,203,570	1,659,809	$28,820,612
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,627,034)	(54,280,225)	(5,449,613)	(92,055,088)
Redemption fees received*	—	—	—	257

Net increase (decrease)	(342,755)	$(4,076,655)	(3,789,804)	$(63,234,219)

Class C Shares
Shares sold	860,568	$16,907,911	607,243	$9,426,297
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,543,834)	(28,773,202)	(2,877,094)	(44,480,784)
Redemption fees received*	—	—	—	176

Net increase (decrease)	(683,266)	$(11,865,291)	(2,269,851)	$(35,054,311)

Class I Shares
Shares sold	3,194,049	$69,306,485	2,116,293	$37,348,099
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,545,666)	(33,957,797)	(4,549,708)	(81,099,955)
Redemption fees received*	—	—	—	158

Net increase (decrease)	1,648,383	$35,348,688	(2,433,415)	$(43,751,698)

Class R3 Shares
Shares sold	1,081,265	$22,913,573	1,184,634	$20,242,338
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,720,256)	(56,395,063)	(3,805,079)	(63,836,088)
Redemption fees received*	—	—	—	130

Net increase (decrease)	(1,638,991)	$(33,481,490)	(2,620,445)	$(43,593,620)

Class R4 Shares
Shares sold	227,815	$4,772,964	285,912	$4,904,776
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(294,538)	(6,097,956)	(578,486)	(9,590,540)
Redemption fees received*	—	—	—	11

Net increase (decrease)	(66,723)	$(1,324,992)	(292,574)	$(4,685,753)

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	669,413	$14,671,998	944,144	$16,893,382
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,312,898)	(27,646,763)	(2,695,752)	(45,788,832)
Redemption fees received*	—	—	—	73

Net increase (decrease)	(643,485)	$(12,974,765)	(1,751,608)	$(28,895,377)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $612,967,728 and $672,374,503, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$540,142,531

Gross unrealized appreciation on a tax basis	$244,004,110
Gross unrealized depreciation on a tax basis	(13,041,896)

Net unrealized appreciation (depreciation) on investments (tax basis)	$230,962,214

At September 30, 2013, the Fund had deferred tax basis late-year ordinary investment losses of $5,846,277. For tax purposes such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.

During the year ended September 30, 2013, the Fund utilized $87,150,856 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2013, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$219,766,404
2018	253,358,410

$473,124,814

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $7,050,142 and decreased net investment loss by $7,050,142. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from a nondeductible net operating loss.

The Fund did not pay any distributions during the years ended September 30, 2013 and September 30, 2012.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2013, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)	1.45	1.45	1.45	27.42	91.92	$279,483
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)	1.48	1.49	1.48	43.36	122.93	$225,945
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)	1.45	1.45	1.45	(3.48)	80.53	$208,135
2010(b)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)	1.48	1.48	1.48	1.47	75.06	$372,954
2009(b)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)	1.48	1.48	1.49	1.87	82.86	$511,065
Class C Shares
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)	2.20	2.20	2.20	26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)	2.25	2.25	2.25	42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)	2.20	2.20	2.20	(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)	2.23	2.23	2.23	0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)	2.26	2.26	2.26	1.04	82.86	$289,224
Class I Shares
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)	0.99	0.99	1.02	28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)	0.99	0.99	1.08	44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)	0.99	0.99	1.07	(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)	0.99	0.99	1.08	1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)	0.97	0.97	1.08	2.41	82.86	$218,300
Class R3 Shares
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)	1.50	1.50	1.79	27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)	1.50	1.50	1.80	43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)	1.50	1.50	1.77	(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)	1.50	1.50	1.79	1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)	1.49	1.49	1.76	1.87	82.86	$278,576
Class R4 Shares
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)	1.40	1.40	1.79	27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)	1.40	1.40	1.78	43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)	1.40	1.40	1.76	(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)	1.40	1.40	1.73	1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)	1.40	1.40	1.83	1.94	82.86	$30,871
Class R5 Shares
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)	0.99	0.99	1.12	27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)	0.98	0.99	1.32	44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)	0.99	0.99	1.22	(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)	0.99	0.99	1.18	2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)	0.99	0.99	1.27	2.34	82.86	$323,268

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,143.70	$7.74
Hypothetical*	$1,000.00	$1,017.84	$7.29
Class C Shares
Actual	$1,000.00	$1,139.40	$11.72
Hypothetical*	$1,000.00	$1,014.11	$11.04
Class I Shares
Actual	$1,000.00	$1,146.00	$5.32
Hypothetical*	$1,000.00	$1,020.11	$5.00
Class R3 Shares
Actual	$1,000.00	$1,143.30	$8.05
Hypothetical*	$1,000.00	$1,017.56	$7.58
Class R4 Shares
Actual	$1,000.00	$1,143.70	$7.49
Hypothetical*	$1,000.00	$1,018.08	$7.05
Class R5 Shares
Actual	$1,000.00	$1,146.20	$5.29
Hypothetical*	$1,000.00	$1,020.14	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.44%; C: 2.19%; I: 0.99%; R3: 1.50%; R4: 1.39%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Core Growth Fund versus Russell 3000 Growth Index

(December 27, 2000 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)	21.69%	11.72%	8.87%	5.51%
C Shares (Incep: 12/27/00)	25.47%	11.90%	8.55%	5.05%
I Shares (Incep: 11/3/03)	28.01%	13.29%	—	9.21%
R3 Shares (Incep: 7/1/03)	27.32%	12.72%	9.37%	9.69%
R4 Shares (Incep: 2/1/07)	27.42%	12.82%	—	3.94%
R5 Shares (Incep: 10/3/05)	27.99%	13.28%	—	7.64%
Russell 3000G Index (Since: 12/27/00)	20.30%	12.16%	7.99%	2.98%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. – International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the annual evaluation of the Advisor’s performance, and to discuss the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide range of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to its benchmark securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed the Fund’s investment return for the most recent calendar year was higher than the average return for the mutual fund category and the returns for the two indices, and that the Fund’s returns for the preceding nine calendar years exceeded the average returns of the category in six of the nine years, exceeded or were comparable to the returns of one of the indices in seven of the preceding nine years, and exceeded the returns of the second index in seven of the nine years. The Trustees noted particularly the positive change in the Fund’s relative investment performance in 2012 and in the current year. Other noted quantitative data showed that the Fund’s annualized investment returns fell in the top decile of performance for the mutual fund category for the year-to-date, one-year and three-year periods ended with the second quarter of the current year, and fell in the top quartile of performance for the category for the three-month and five-year periods. Data presented to the Trustees also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee charged by the Advisor to the Fund, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged by the Advisor was somewhat higher than the median and average fee rates charged to the fund category, and that the overall expense ratio of a reference share class of the Fund was somewhat higher than the median and slightly higher than the average expense ratios for the fund category. The Trustees did not find these differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2013 (Unaudited)

be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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2    This page is not part of the Annual Report.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5 and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Best International Multi-Cap Growth Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/12. The fund did not win the award for other time periods.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices:

Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG INTERNATIONAL GROWTH FUND

Portfolio Managers

Tim Cunningham, CFA, and Greg Dunn

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.51% as disclosed in the most recent Prospectus.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team employs a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: growth industry leaders, consistent growth companies, or emerging growth companies. From those baskets, the team will typically build a portfolio of 35–55 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	30.16%	18.91%	15.27%	9.28%
With sales charge	24.33%	17.09%	14.21%	8.53%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	16.16%	6.11%	6.33%	1.89%

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive returns over the long term.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors
YOOX S.p.A.	Allot Communications Ltd.
Valeant Pharmaceuticals International, Inc.	Able C & C Co., Ltd.
Japan Exchange Group, Inc.	Hyundai Glovis Co., Ltd.
ASOS plc	Jubilant Foodworks Ltd.
MasterCard, Inc.	MakeMyTrip Ltd.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-months*	30.8x

Portfolio Price to Cash Flow*	21.4x

Portfolio Price to Book Value*	5.3x

Median Market Cap*	$6.5 B

5-Year Beta (A Shares vs. Benchmark)*	0.92

Number of Companies	54

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Basket Structure

As of September 30, 2013

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Thornburg International Growth Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 21, 2013

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2013, the Thornburg International Growth Fund returned 30.16% (for the Class A shares, without inclusion of the sales charge), outperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 16.16%. On September 30, 2013, the net asset value (NAV) per share of the Class A shares was $20.54.

With the notable exception of emerging markets, global equity market returns were strong during the fiscal year. The MSCI EAFE Index (representing developed international markets) was up 24.5%. Major market themes during the year in review included initial signs of economic recovery in Europe, shifting expectations regarding Federal Reserve monetary policy, and new monetary and fiscal policies in Japan known as “Abenomics.” At the heart of the new programs: Japanese Prime Minister Shinzo Abe’s plan for broad stimulus combined with structural reforms, which explicitly target sustained growth and inflation while implicitly tolerating a weaker yen. These new policies drove strong returns in Japan, which was the top-performing market during the period: 65.9% in local currency terms and 31.5% in U.S. dollar terms (after adjusting for the impact of the weaker yen).

Notably, emerging markets lagged during the period, with the MSCI Emerging Markets Index returning only 0.98%. Despite the delay in the Federal Reserve’s tapering its bond purchase program, many emerging markets remain vulnerable to U.S. monetary policy, and those countries with high dependence on foreign capital to fund current account imbalances are the most at risk.

The key drivers of outperformance in the Thornburg International Growth Fund, in sector terms, were mainly consumer discretionary, financials, materials, energy, and information technology stocks. Industrial stocks constituted the only sector that detracted from performance.

On a stock-by-stock basis, the Fund’s top contributors included Japan Exchange, Valeant Pharmaceuticals, YOOX, ASOS, and Mastercard, Inc.

Japan Exchange Group is the product of a merger of the two largest investment exchanges in Japan, the OSE and the TSE Group. Japan Exchange is now one of the largest stock exchanges in the world. The stock has been strong due to an extremely strong Japanese stock market, which has seen an appreciable increase in average daily trading volume, enabling Japan Exchange to beat earnings expectations. We also anticipate that over time, the merger of the two companies’ trading platforms will deliver cost synergies, helping the exchange’s operating margins converge toward that of its Asian peers.

Valeant’s acquisitions of Medicis (late 2012) and Bausch & Lomb (in the third quarter of 2013) has proven highly accretive to earnings thanks to the expense synergies Valeant was able to realize. As a result, realized earnings have been robust and expectations for future earnings have increased meaningfully. Furthermore, Valeant has seen its earnings multiple increase as the market starts to better appreciate Valeant’s unique approach of acquiring good, yet under-managed, pharmaceutical companies at a discount, and operating them more efficiently.

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LETTER TO SHAREHOLDERS,

CONTINUED

YOOX is an online partner to many brands in the luxury sector with two business lines. It is a discount retailer of end-of-season merchandise for luxury brands and of outsourced online operations for some luxury brands (including services such as website design, warehousing, and distribution). YOOX represents a rare opportunity; it is a fast-growing company, with a dominant market position and a first-mover advantage. Also, with growth relatively scarce in Europe, YOOX stands out.

ASOS is a U.K.-based online retailer of fashion apparel and accessories targeting young adults. Its shares have continued their positive performance this year thanks to strong results that continue to show robust top-line growth and some margin expansion. We believe ASOS is well positioned for further growth as it leverages the success it has seen in the U.K. market into increasing penetration of international markets, such as the European Union outside the U.K., the U.S., China and Russia.

Kabel Deutschland is a German cable and Internet provider. During the year under review, the merger and acquisition speculation surrounding Kabel Deutschland became a reality. First, Liberty Global made an offer to acquire Kabel Deutschland, which is well positioned in Germany and viewed as a strategic asset in the European carrier space. Vodafone, whose network is a better fit with Kabel Deutschland’s, was forced to match and ultimately raise the offer to outbid Liberty, which they successfully did. The Fund recently collected a cash payment from Vodafone for the shares it owned.

Top detractors from performance during the period included Allot Communications, Able C & C, Hyundai Glovis, Jubilant Foodworks, and MakeMyTrip Ltd.

Allot Communications manufactures deep-packet inspection equipment that allows telecom carriers and cable companies to monitor and control traffic on their networks. For example, Allot can give priority to video-streaming customers, to ensure that they experience no buffering as they view content, while delaying an email that is not time sensitive. This improves efficiency of existing network assets. But the stock was weak as lackluster carrier spending weighed on results. We sold during the period.

Able is a Korean cosmetic company that sells its goods in its own branded stores. Traditionally a lower end brand, Able has had a couple of middle-market product hits, expanding its customer base and sales. We sold Able’s stock during the quarter due to a pair of issues. First, new product innovation was slower than we initially thought. In fact, after the first two breakout middle market products appeared, Able hasn’t developed anything quite as popular in the middle markets. Second, due to new Korean governmental competition laws, Able was restricted from setting up shops in close proximity to competing stores, which limits its ability to grow. We sold the stock.

Slowing car sales for Hyundai and an appreciating Korean won were a double whammy for Glovis, which distributes Hyundai cars around the world. The stock has traded off to very low valuations relative to its history, but the deterioration in growth profile, lack of visibility and elevated earnings risk led us to sell.

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LETTER TO SHAREHOLDERS,

CONTINUED

Jubilant FoodWorks operates the Domino’s Pizza chain in India. This play on increasing disposable incomes and consumer willingness to spend in India had been a strong performer in prior periods, but sold off during the fiscal year. The macroeconomic slowdown in India caused consumers to cut back on spending, hurting sales growth. We continue to like the longer-term story and continue to own the stock.

MakeMyTrip is the leading Indian online travel agent. Its reliance on air travel bookings has been a headwind. In general, online travel agents are in a weak negotiating position versus the airlines, due to the relatively small number/high volume each airline brings. Overall growth in travel in India and the move online has progressed slower than we expected. We sold our position.

We suspect that a number of key economic issues will remain in the headlines and continue to affect asset prices: European economic recovery, Fed tapering, Japan stimulus and reform, and the growth outlook of emerging markets. We will continue to do what we always do: search out promising growth companies with sound business fundamentals trading at reasonable valuations.

Thank you for your investment in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn Managing Director Portfolio Manager	Tim Cunningham, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2013

Top Ten Equity Holdings

As of 9/30/13

Valeant Pharmaceuticals International, Inc.	3.0%	Sands China Ltd.	2.3%
MasterCard, Inc.	2.5%	Companhia de Bebidas das Americas ADR	2.2%
Liberty Global plc	2.5%	Constellation Software, Inc.	2.1%
Wirecard AG	2.5%	Hargreaves Lansdown plc	2.0%
Telecity Group plc	2.4%	Avago Technologies Ltd.	2.0%

Summary of Industry Exposure

As of 9/30/13

Software & Services	18.1%	Transportation	3.3%
Retailing	8.2%	Automobiles & Components	3.2%
Diversified Financials	6.6%	Materials	3.2%
Media	6.1%	Technology Hardware & Equipment	3.0%
Food & Staples Retailing	5.9%	Banks	2.7%
Semiconductors & Semiconductor Equipment	5.7%	Health Care Equipment & Services	1.9%
Food, Beverage & Tobacco	5.3%	Telecommunication Services	1.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.1%	Consumer Durables & Apparel	1.7%
Consumer Services	4.7%	Other Assets & Liabilities	10.1%
Commercial & Professional Services	3.5%

Summary of Country Exposure

As of 9/30/13 (percent of equity holdings)

United Kingdom	22.6%	Hong Kong	2.5%
United States	10.3%	Singapore	2.3%
Canada	9.4%	Poland	2.2%
Germany	6.6%	Finland	1.9%
Netherlands	6.2%	Israel	1.8%
Brazil	5.9%	Italy	1.7%
Japan	3.7%	Peru	1.7%
Russia	3.6%	Mexico	1.3%
Denmark	3.4%	Turkey	1.3%
India	3.3%	Philippines	1.2%
Ireland	3.1%	Costa Rica	1.0%
China	3.0%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
COMMON STOCK — 89.84%

AUTOMOBILES & COMPONENTS — 3.21%
AUTO COMPONENTS — 3.21%
Delphi Automotive plc	387,200	$22,620,224
Nokian Renkaat OYJ	515,300	26,170,029

		48,790,253

BANKS — 2.75%
COMMERCIAL BANKS — 2.75%
Credicorp Ltd.	182,700	23,469,642
Sberbank ADR	1,520,000	18,285,600

		41,755,242

COMMERCIAL & PROFESSIONAL SERVICES — 3.48%
PROFESSIONAL SERVICES — 3.48%
Experian plc	1,338,500	25,504,401
Intertek Group plc	513,500	27,474,652

		52,979,053

CONSUMER DURABLES & APPAREL — 1.68%
TEXTILES, APPAREL & LUXURY GOODS — 1.68%
Gildan Activewear, Inc.	549,942	25,539,306

		25,539,306

CONSUMER SERVICES — 4.73%
HOTELS, RESTAURANTS & LEISURE — 4.73%
Domino’s Pizza UK & IRL plc	2,378,939	22,491,397
[a] Jubilant FoodWorks Ltd.	814,603	15,053,338
Sands China Ltd.	5,540,200	34,287,394

		71,832,129

DIVERSIFIED FINANCIALS — 6.63%
CAPITAL MARKETS — 2.04%
Hargreaves Lansdown plc	1,955,400	31,007,042
CONSUMER FINANCE — 1.40%
[a] First Cash Financial Services, Inc.	366,600	21,244,470
DIVERSIFIED FINANCIAL SERVICES — 3.19%
IG Group Holdings plc	2,650,247	24,841,923
Japan Exchange Group, Inc.	1,073,200	23,725,150

		100,818,585

FOOD & STAPLES RETAILING — 5.91%
FOOD & STAPLES RETAILING — 5.91%
Jeronimo Martins SGPS SA	1,447,200	29,720,090
Magnit OJCS GDR	498,600	30,788,550
PriceSmart, Inc.	137,376	13,083,690
Puregold Price Club, Inc.	16,936,600	16,220,859

		89,813,189

FOOD, BEVERAGE & TOBACCO — 5.27%
BEVERAGES — 3.34%
Coca Cola Icecek AS	705,000	17,973,565
Companhia de Bebidas das Americas ADR	854,800	32,781,580

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
TOBACCO — 1.93%
ITC Ltd.	5,429,100	$29,385,042

		80,140,187

HEALTH CARE EQUIPMENT & SERVICES — 1.88%
HEALTH CARE PROVIDERS & SERVICES — 1.88%
[a] Catamaran Corp.	623,457	28,647,849

		28,647,849

MATERIALS — 3.17%
CHEMICALS — 1.99%
Christian Hansen Holding AS	855,400	30,286,786
METALS & MINING — 1.18%
Southern Copper Corp.	657,500	17,910,300

		48,197,086

MEDIA — 6.08%
MEDIA — 6.08%
[a] Kabel Deutschland Holding AG	219,682	25,826,410
[a] Liberty Global plc	479,300	38,032,455
Rightmove plc	743,400	28,510,702

		92,369,567

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.06%
BIOTECHNOLOGY — 2.07%
Abcam plc	1,809,220	14,820,477
Novozymes AS	433,900	16,598,558
PHARMACEUTICALS — 2.99%
[a] Valeant Pharmaceuticals International, Inc.	436,017	45,489,654

		76,908,689

RETAILING — 8.20%
INTERNET & CATALOG RETAIL — 6.53%
[a] ASOS plc	273,300	22,746,130
[a] priceline.com, Inc.	26,358	26,646,620
Start Today Co., Ltd.	955,900	26,889,094
[a] YOOX S.p.A	669,908	22,965,271
MULTILINE RETAIL — 1.67%
Dollarama, Inc.	313,000	25,436,853

		124,683,968

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.67%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.67%
ARM Holdings plc	1,821,600	29,077,042
Avago Technologies Ltd.	714,200	30,796,304
Infineon Technologies AG	2,626,900	26,280,372

		86,153,718

SOFTWARE & SERVICES — 18.10%
INFORMATION TECHNOLOGY SERVICES — 5.93%
[a] InterXion Holding NV	612,390	13,619,553
MasterCard, Inc.	57,550	38,718,489
Wirecard AG	1,103,605	37,750,822

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

	Shares/ Principal Amount	Value
INTERNET SOFTWARE & SERVICES — 6.49%
[a] Baidu, Inc. ADR	142,020	$22,038,664
MercadoLibre, Inc.	158,977	21,447,587
[a] SINA Corp.	229,300	18,612,281
Telecity Group plc	2,726,380	36,634,036
SOFTWARE — 5.68%
Aveva Group plc	260,103	10,939,685
Constellation Software, Inc.	182,100	32,106,384
[a] Fleetmatics Group plc	463,171	17,392,071
Solera Holdings, Inc.	490,100	25,911,587

		275,171,159

TECHNOLOGY HARDWARE & EQUIPMENT — 3.01%
COMPUTERS & PERIPHERALS — 3.01%
Gemalto NV	192,941	20,717,183
[a] Stratasys Ltd.	247,300	25,041,598

		45,758,781

TELECOMMUNICATION SERVICES — 1.68%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.68%
Ziggo N.V.	632,137	25,604,294

		25,604,294

TRANSPORTATION — 3.33%
AIR FREIGHT & LOGISTICS — 1.65%
TNT Express N.V.	2,749,600	25,101,194
ROAD & RAIL — 1.68%
Localiza Rent a Car S.A.	1,717,100	25,567,071

		50,668,265

TOTAL COMMON STOCK (Cost $1,070,566,013)		1,365,831,320

SHORT TERM INVESTMENTS — 2.43%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013, repurchase price $12,000,070 collateralized by 9 U.S. Government debt securities and 9 corporate debt securities, having an average coupon of 3.58%, a minimum credit rating of BBB-, maturity dates from 11/6/2015 to 12/1/2042, and having an aggregate market value of $12,479,292 at 10/1/2013	$12,000,000	12,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013	12,000,000	12,000,000
Northeast Utilities, 0.20%, 10/1/2013	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $37,000,000)		37,000,000

TOTAL INVESTMENTS — 92.27% (Cost $1,107,566,013)		$1,402,831,320
OTHER ASSETS LESS LIABILITIES — 7.73%		117,537,013

NET ASSETS — 100.00%		$1,520,368,333

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2013

ASSETS
Investments at value (cost $1,107,566,013) (Note 2)	$1,402,831,320
Cash	98,882,571
Cash denominated in foreign currency (cost $4,460,927)	4,460,657
Receivable for investments sold	3,268,966
Receivable for fund shares sold	21,504,523
Dividends receivable	1,938,221
Dividend and interest reclaim receivable	41,007
Interest receivable	70
Prepaid expenses and other assets	97,072

Total Assets	1,533,024,407

LIABILITIES
Payable for investments purchased	3,804,820
Payable for fund shares redeemed	1,333,292
Unrealized depreciation on forward currency contracts (Note 7)	5,538,209
Payable to investment advisor and other affiliates (Note 3)	1,338,960
Deferred taxes payable	350,275
Accounts payable and accrued expenses	290,518

Total Liabilities	12,656,074

NET ASSETS	$1,520,368,333

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,840
Net unrealized appreciation	289,393,366
Accumulated net realized gain (loss)	13,700,422
Net capital paid in on shares of beneficial interest	1,217,272,705

$1,520,368,333

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($580,194,370 applicable to 28,243,967 shares of beneficial interest outstanding - Note 4)	$20.54
Maximum sales charge, 4.50% of offering price	0.97

Maximum offering price per share	$21.51

Class C Shares:
Net asset value and offering price per share* ($116,452,842 applicable to 5,819,078 shares of beneficial interest outstanding - Note 4)	$20.01

Class I Shares:
Net asset value, offering and redemption price per share ($737,535,745 applicable to 35,184,534 shares of beneficial interest outstanding - Note 4)	$20.96

Class R3 Shares:
Net asset value, offering and redemption price per share ($13,982,414 applicable to 683,300 shares of beneficial interest outstanding - Note 4)	$20.46

Class R4 Shares:
Net asset value, offering and redemption price per share ($26,441,382 applicable to 1,293,159 shares of beneficial interest outstanding - Note 4)	$20.45

Class R5 Shares:
Net asset value, offering and redemption price per share ($43,208,668 applicable to 2,056,579 shares of beneficial interest outstanding - Note 4)	$21.01

Class R6 Shares:
Net asset value, offering and redemption price per share ($2,552,912 applicable to 121,272 shares of beneficial interest outstanding - Note 4)	$21.05

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $ 892,214)	$12,619,933
Interest income	145,464

Total Income	12,765,397

EXPENSES
Investment advisory fees (Note 3)	7,982,876
Administration fees (Note 3)
Class A Shares	479,916
Class C Shares	101,171
Class I Shares	208,202
Class R3 Shares	11,707
Class R4 Shares	24,610
Class R5 Shares	16,132
Distribution and service fees (Note 3)
Class A Shares	936,078
Class C Shares	809,367
Class R3 Shares	46,949
Class R4 Shares	45,255
Transfer agent fees
Class A Shares	461,671
Class C Shares	95,424
Class I Shares	238,380
Class R3 Shares	22,843
Class R4 Shares	61,490
Class R5 Shares	60,685
Class R6 Shares	865
Registration and filing fees
Class A Shares	56,846
Class C Shares	2,440
Class I Shares	62,793
Class R3 Shares	20,868
Class R4 Shares	19,112
Class R5 Shares	19,069
Class R6 Shares	21,864
Custodian fees (Note 3)	362,076
Professional fees	73,708
Accounting fees	23,205
Trustee fees	30,765
Other expenses	197,938

Total Expenses	12,494,305
Less:
Expenses reimbursed by investment advisor (Note 3)	(330,755)
Investment advisory fees waived by investment advisor (Note 3)	(171,445)
Fees paid indirectly (Note 3)	(821)

Net Expenses	11,991,284

Net Investment Income	$774,113

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of realized capital gain taxes paid of $217,459)	$36,748,110
Forward currency contracts (Note 7)	4,001,407
Foreign currency transactions	(994,095)

39,755,422

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $237,363)	227,429,833
Forward currency contracts (Note 7)	(6,188,053)
Foreign currency translations	19,666

221,261,446

Net Realized and Unrealized Gain	261,016,868

Net Increase in Net Assets Resulting from Operations	$261,790,981

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$774,113	$(1,126,019)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	39,755,422	(15,172,510)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	221,261,446	79,279,293

Net Increase (Decrease) in Net Assets Resulting from Operations	261,790,981	62,980,764

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(11,302)
Class I Shares	—	(245,656)
Class R3 Shares	—	(929)
Class R4 Shares	—	(4,505)
Class R5 Shares	—	(19,885)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	219,316,525	122,496,950
Class C Shares	39,396,378	12,620,154
Class I Shares	420,392,597	99,601,452
Class R3 Shares	5,686,471	3,119,582
Class R4 Shares	11,731,139	8,359,179
Class R5 Shares	15,049,318	17,083,118
Class R6 Shares	2,399,571	—

Net Increase in Net Assets	975,762,980	325,978,922

NET ASSETS
Beginning of Year	544,605,353	218,626,431

End of Year	$1,520,368,333	$544,605,353

Undistributed (distribution in excess of) net investment income	$1,840	$(1,799,732)

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,365,831,320	$1,365,831,320	$—	$—
Short Term Investments	37,000,000	—	37,000,000	—

Total Investments in Securities	$1,402,831,320	$1,365,831,320	$37,000,000	$—
Other Financial Instruments**
Spot Currency	$2,373	$2,373	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(5,538,209)	$—	$(5,538,209)	$—
Spot Currency	$(4,213)	$(4,213)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $65,349 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $17,326 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual
Class I, Class R3, Class R4, Class R5, and Class R6 expenses do not exceed 0.99%, 1.50%, 1.40%, 0.99%, and 0.89%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $326 for Class C shares, contractually reimbursed $138,541 for Class I shares, $46,322 for Class R3 shares, $55,422 for Class R4 shares, $67,415 for Class R5 shares, and $22,729 for Class R6 shares and voluntarily waived investment advisory fees of $171,445.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $821.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	18,072,733	$325,534,070	12,941,145	$187,401,388
Shares issued to shareholders in reinvestment of dividends	—	—	614	9,581
Shares repurchased	(6,034,639)	(106,217,545)	(4,580,563)	(64,921,668)
Redemption fees received*	—	—	—	7,649

Net increase (decrease)	12,038,094	$219,316,525	8,361,196	$122,496,950

Class C Shares
Shares sold	2,888,564	$50,987,977	1,496,024	$21,154,431
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(663,227)	(11,591,599)	(602,003)	(8,536,476)
Redemption fees received*	—	—	—	2,199

Net increase (decrease)	2,225,337	$39,396,378	894,021	$12,620,154

Class I Shares
Shares sold	27,208,099	$501,442,073	10,700,499	$156,001,081
Shares issued to shareholders in reinvestment of dividends	—	—	12,048	190,595
Shares repurchased	(4,429,838)	(81,049,476)	(3,883,054)	(56,595,538)
Redemption fees received*	—	—	—	5,314

Net increase (decrease)	22,778,261	$420,392,597	6,829,493	$99,601,452

Class R3 Shares
Shares sold	467,014	$8,214,767	353,632	$5,122,691
Shares issued to shareholders in reinvestment of dividends	—	—	44	683
Shares repurchased	(146,581)	(2,528,296)	(135,178)	(2,003,942)
Redemption fees received*	—	—	—	150

Net increase (decrease)	320,433	$5,686,471	218,498	$3,119,582

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	1,044,260	$17,883,776	666,008	$9,582,033
Shares issued to shareholders in reinvestment of dividends	—	—	209	3,239
Shares repurchased	(344,989)	(6,152,637)	(83,272)	(1,226,176)
Redemption fees received*	—	—	—	83

Net increase (decrease)	699,271	$11,731,139	582,945	$8,359,179

Class R5 Shares
Shares sold	1,964,624	$34,202,940	1,282,201	$18,775,403
Shares issued to shareholders in reinvestment of dividends	—	—	1,254	19,885
Shares repurchased	(1,105,700)	(19,153,622)	(114,778)	(1,712,501)
Redemption fees received*	—	—	—	331

Net increase (decrease)	858,924	$15,049,318	1,168,677	$17,083,118

Class R6 Shares**
Shares sold	121,272	$2,399,571	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received*	—	—	—	—

Net increase (decrease)	121,272	$2,399,571	—	$—

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.
**	Inception date for this class of shares was February 1, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,389,186,132 and $787,741,074, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,108,469,028

Gross unrealized appreciation on a tax basis	$308,027,431
Gross unrealized depreciation on a tax basis	(13,665,139)

Net unrealized appreciation (depreciation) on investments (tax basis)	$294,362,292

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

During the year ended September 30, 2013, the Fund utilized $11,872,802 of capital loss carryforwards generated prior to October 1, 2011, which would have expired in September 2018 if unused.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $2,239,013, increased accumulated net realized gain by $1,211,554, and decreased distribution in excess of net investment income by $1,027,459. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses), foreign capital gains taxes and nondeductible net operating losses.

At September 30, 2013, the Fund had $9,065,228 of undistributed tax basis capital gains and no tax basis undistributed ordinary income.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$—	$282,168
Capital gains	—	—

Total	$—	$282,168

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $120,816,176. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2013

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	72,315,200	03/20/2014	97,879,539	$—	$(1,311,990)
Great Britain Pound	Sell	28,995,300	01/22/2014	46,903,049	—	(2,885,284)
Japanese Yen	Sell	971,761,200	11/29/2013	9,889,376	—	(43,571)
Japanese Yen	Buy	493,712,200	11/29/2013	5,024,388	—	(107,649)
Japanese Yen	Sell	1,261,847,000	11/29/2013	12,841,508	—	(114,604)
Japanese Yen	Sell	3,449,088,000	11/29/2013	35,100,523	—	(1,075,111)

Total					$—	$(5,538,209)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2013

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (5,538,209)

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$4,001,407	$4,001,407

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(6,188,053)	$(6,188,053)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)	1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (c)	—	—	$15.78	(0.41)	1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19	1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (d)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)	1.61		1.60		1.70		18.82	128.86	$36,527
2009(b)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52	1.62		1.61		1.95		1.89	103.57	$24,015
Class C Shares
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)	2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)	2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)	2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)	2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)	2.37		2.37		2.72		1.76	103.57	$19,233
Class I Shares
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38	0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10	0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66	0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58	0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17	0.99		0.99		1.42		2.56	103.57	$24,313
Class R3 Shares
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)	1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (c)	—	—	$15.73	(0.40)	1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06	1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07	1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94	1.46		1.46		6.14	(e)	2.09	103.57	$748
Class R4 Shares
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)	1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)	1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46	1.40		1.40		32.23	(e)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15	1.42		1.40		738.92	(e)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82	1.40		1.40		980.09	(e)	2.10	103.57	$2
Class R5 Shares
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35	0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13	0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55	0.99		0.99		10.60	(e)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)	0.99		0.99		17.58	(e)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92	0.97		0.97		522.27	(e)	2.53	103.57	$9
Class R6 Shares
2013(f)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21 (g)	0.89	(g)	0.89	(g)	11.83	(e)(g)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Net Investment Income (Loss) was less than $0.01 per share.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2013.
(g)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,136.10	$7.41
Hypothetical*	$1,000.00	$1,018.13	$7.00
Class C Shares
Actual	$1,000.00	$1,131.80	$11.37
Hypothetical*	$1,000.00	$1,014.40	$10.75
Class I Shares
Actual	$1,000.00	$1,137.90	$5.23
Hypothetical*	$1,000.00	$1,020.18	$4.94
Class R3 Shares
Actual	$1,000.00	$1,135.40	$7.94
Hypothetical*	$1,000.00	$1,017.63	$7.50
Class R4 Shares
Actual	$1,000.00	$1,136.10	$7.27
Hypothetical*	$1,000.00	$1,018.26	$6.87
Class R5 Shares
Actual	$1,000.00	$1,138.10	$5.22
Hypothetical*	$1,000.00	$1,020.19	$4.93
Class R6 Shares
Actual	$1,000.00	$1,138.50	$4.77
Hypothetical*	$1,000.00	$1,020.61	$4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; C: 2.13%; I: 0.98%; R3: 1.48%; R4: 1.36%; R5: 0.97%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index

(February 1, 2007 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)	24.33%	17.09%	14.21%	8.53%
C Shares (Incep: 2/1/07)	28.18%	18.00%	14.54%	8.56%
I Shares (Incep: 2/1/07)	30.67%	19.47%	15.90%	9.91%
R3 Shares (Incep: 2/1/08)	30.07%	18.86%	15.32%	7.62%
R4 Shares (Incep: 2/1/08)	30.25%	19.05%	15.46%	7.74%
R5 Shares (Incep: 2/1/08)	30.74%	19.50%	15.91%	8.16%
R6 Shares (Incep: 2/1/13)*	—	—	—	20.01%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	16.16%	6.11%	6.33%	1.89%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5, and R6 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest primarily in foreign growth stocks, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the five calendar years since the Fund’s inception, which showed that the Fund’s investment return in calendar year 2008 was lower than the return for the index and the average return of the foreign growth fund category, but that the Fund’s return was higher than the return of the index for each of the four subsequent calendar years 2009 – 2012 and was higher than the average returns of the fund category in 2010 and 2011 and comparable to the average return of the category in 2012. Other noted quantitative data showed that the Fund’s annualized investment returns fell within the top quartile of performance for the fund category for the three-month period ended with second quarter of the current year, and fell within the highest decile of performance for the year-to-date, one-year, three-year and five-year periods. The Trustees also noted the Fund’s higher cumulative return since its inception (net of expenses) relative to its benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s payment of certain Fund expenses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the median and average expense ratios for the fund category. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2013 (Unaudited)

as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

38    Certified Annual Report

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This page is not part of the Annual Report.    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

42    This page is not part of the Annual Report.

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Thornburg
Investment Income Builder Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

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Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index. The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – This index is comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The index consists of the following 5 emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following four developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

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IMPORTANT INFORMATION, CONTINUED

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THE DIVIDEND LANDSCAPE

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10% in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend appears to be emerging since 2008.

Percentage of Companies Paying Dividends

in Russell 1000 Index

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THE DIVIDEND LANDSCAPE, CONTINUED

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical

$10,000 Investment (Dividends not Reinvested)

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	45%	82%
Utilities	22%	1%
Energy	9%	4%
Consumer Discretionary	7%	2%
Telecommunication Services	5%	2%
Consumer Staples	4%	1%
Industrials	3%	5%
Information Technology	3%	1%
Materials	1%	1%
Health Care	1%	1%

Source: FactSet as of September 30, 2013.

Past performance does not guarantee future results.

In the (large cap) Russell 1000 Index, 67% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 82% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Average Dividend Yields (MSCI Indices)

of Markets Around the Globe

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PORTFOLIO OVERVIEW

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Portfolio Managers

Jason Brady, CFA, Brian McMahon and Ben Kirby, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.43%, as disclosed in the most recent Prospectus.

Quarterly Dividend History, Class A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢

30-day SEC Yield as of 9/30/13 (A Shares): 3.95%

Key Portfolio Attributes

As of September 30, 2013

Equity Statistics
Portfolio P/E (12-mo. trailing)	13.3x
Median Market Cap	$15.4 B
Equity & Pref. Equity Holdings	117

Fixed Income Statistics
Weighted Avg. Coupon	8.11%
Average Maturity	10.74 yrs
Effective Duration	3.65 yrs
Bond Holdings	149

Portfolio Composition

As of September 30, 2013

Average Annual Total Returns

For periods ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	12.51%	9.52%	10.30%	10.11%	11.07%
With sales charge	7.45%	7.86%	9.29%	9.60%	10.60%
Blended Index (Since 12/24/02)	14.42%	9.74%	7.62%	7.10%	7.79%
S&P 500 Index (Since 12/24/02)	19.34%	16.27%	10.02%	7.57%	8.24%

Blended Index: 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index

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The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

Top Ten Industries		Top Ten Industries
As of 9/30/13		As of 6/30/13

Telecommunication Services	18.5%	Telecommunication Services	18.6%
Energy	11.4%	Energy	9.8%
Utilities	10.5%	Diversified Financials	9.6%
Diversified Financials	9.0%	Utilities	9.3%
Real Estate	6.8%	Pharmaceuticals, Biotechnology & Life Sciences	9.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%	Real Estate	8.5%
Food, Beverage & Tobacco	4.6%	Food, Beverage & Tobacco	4.4%
Banks	3.8%	Banks	4.4%
Consumer Services	3.6%	Materials	3.8%
Materials	3.6%	Consumer Services	3.3%

Top Ten Industries		Top Ten Industries
As of 3/31/13		As of 12/31/12

Telecommunication Services	18.1%	Telecommunication Services	19.8%
Pharmaceuticals, Biotechnology & Life Sciences	9.6%	Energy	11.2%
Diversified Financials	9.2%	Diversified Financials	9.7%
Energy	9.2%	Utilities	9.0%
Real Estate	7.1%	Pharmaceuticals, Biotechnology & Life Sciences	8.2%
Utilities	7.1%	Real Estate	7.0%
Insurance	5.2%	Materials	4.6%
Food, Beverage & Tobacco	4.0%	Food, Beverage & Tobacco	3.9%
Banks	3.8%	Consumer Services	3.2%
Materials	3.6%	Banks	3.2%

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Thornburg Investment Income Builder Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

October 21, 2013

Dear Fellow Shareholder:

This letter will highlight the basic results of the Thornburg Investment Income Builder Fund’s investment activities for the six- and twelve-month periods ended September 30, 2013. In addition, we will comment on the overall investment landscape, which continues to evolve.

The Fund paid dividends of $1.078 per Class A share in the twelve months ending September 30, 2013, down 5.0% from the $1.135 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value for Class A share increased by $1.23 per share during the period, from $18.90 to $20.13, giving a total return including dividends of 12.51% at net asset value (NAV).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.43%, as disclosed in the most recent Prospectus.
For the fiscal year ended September 30, 2013, Thornburg Investment Income Builder Fund under-performed the blended index of 75% MSCI World Index/25% Barclays U.S. Aggregate Bond Index (total return of 14.42%) and the S&P 500 Index (total return of 19.34%). While we would like to outperform benchmark returns in all market conditions, it is not unusual for the Fund to lag these benchmarks over shorter trailing measurement periods, especially when annualized benchmark returns are greater than 10%.

For the trailing five-year time period, and since inception, the A shares of your Fund have outperformed both indices, as noted on page 8 of this booklet. Performance relative to indices for all share classes over various periods is set forth on page 52. The quarter ended September 30, 2013 was the 43rd full calendar quarter since the inception of the Fund in December 2002. In 32 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in nine of its 10 calendar years of existence. As of September 30, 2013, the Fund has delivered tax-efficient average annual total returns in excess of 11% since inception.

We do not expect to pay any capital gain dividend for 2013. As of September 30, 2013, the Fund had realized capital losses of more than $1 billion, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Several factors contributed to the year-over-year drop in income dividends paid by Thornburg Investment Income Builder Fund for the year ended September 30, 2013. Chief among these is the reduced interest income per share earned by the debt portion of the Fund’s portfolio, which dropped approximately four cents per share over the year as a result of both a lower allocation to bonds and lower overall yields on the bonds we held. The equities we purchased over the last year have not delivered comparable dollar-for-dollar income compared to the bonds they replaced as a percentage of the Income Builder portfolio, though we are hopeful that the equity dividends will grow over time. Long-time observers of the Fund may recall that we made some very lucrative bond investments in late 2008 and throughout 2009. Some of these have matured, and the positions that remain have become a smaller percentage of the Fund portfolio.

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LETTER TO SHAREHOLDERS,

CONTINUED

Other factors that contributed to the year-over-year drop in dividends were individually smaller, but together created a meaningful headwind:

•

A portion of the cash distributions that the Fund received from its investments in pass-through entities (business development companies and asset managers) during 2012 was characterized as capital gain, rather than ordinary-income dividend. (IRS Schedule K-1s, which disclose tax information from pass-through entities, generally arrive in March or April. We know the taxable character of the dividends received in the prior calendar year only after we receive these. We must estimate, and distribute, virtually all of the taxable income of the Fund by calendar year end. For 2012, we over-estimated the ordinary income percentage of cash received from these entities, versus capital gains.) In the interest of tax efficiency, we have accumulated a significant backlog of tax loss carryforwards sufficient to offset these capital gains. Our accumulated capital loss carryforwards offset the capital gain distribution portion of the cash received for the fiscal year ended September 30th, shielding these proceeds, which totaled almost four cents per share, from the Fund’s income stream. A portion of this reduced the fiscal-year 2013 dividend, while the rest will impact the fourth quarter 2013 dividend.

•

We reduced the percentage of the portfolio invested in our highest yielding investments, the publicly traded mortgage real estate investment trusts (REITS) and business development companies, and several of these cut their dividends in 2013 from prior year levels.

•

The high-yielding convertible preferred bank stocks that we purchased during 2008 and 2009 were either sold (Huntington Bancshares), or converted to currently lower-yielding common shares (Fifth Third Bancorp) The Fund earned excellent returns on these investments, so we won’t complain, even though we are not able to replace the income from them in the current environment.

•

Appreciation of the U.S. dollar vis-à-vis certain currencies (the Brazilian real and Australian dollar, for example) on a year-over-year basis reduced the dollar value of dividends received on some of the Fund’s foreign equities. We may hedge a portion of the principal invested in non-U.S. equities by executing contracts to buy dollars in the future. However, we do not hedge expected income distributions from these investments.

Most of the common stocks currently held in the Investment Income Builder portfolio increased their ordinary dividends in 2013, by an average of approximately 3.5%. Collectively, these increases were insufficient to overcome the headwinds described above. We expect a negative year-over-year dividend comparison in the fourth quarter of 2013, in light of the factors cited in the prior paragraphs. We will be surprised if the impact of modestly rising dividends from the “base” equity portfolio does not more completely offset remaining headwinds to portfolio income generation in 2014, though we cannot be certain about anything in today’s environment of managed interest rates and general economic uncertainty.

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LETTER TO SHAREHOLDERS,

CONTINUED

In assessing the overall fiscal year 2013 performance of Thornburg Investment Income Builder, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the year ended September 30, 2013. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index):

1.	All 10 sectors showed positive total returns for the 12 months ending September 30, 2013, ranging from approximately 4.1% (materials) to almost 37% (consumer discretionary). Stocks of firms in the industrials, health care, and financials sectors delivered index beating returns for the period, while stocks of firms in the energy, utilities, information technology, consumer staples, and telecommunications sectors underperformed the index.

2.	Income Builder Fund investments in firms in the financials (20% Fund weighting), telecommunications (17%), energy (9%), utilities (8%), and health care (8%) sectors comprised the largest sector weightings in the Fund portfolio during fiscal 2013. The Fund’s performance relative to the MSCI All Country World Index was hurt by comparative underperformance from our holdings in financials and materials sectors, and low allocations to investments in the strong-performing consumer discretionary and industrials sectors.

3.	In the Income Builder portfolio, 69 equity investments contributed positive returns of at least .05% (5 basis points) to the portfolio during fiscal 2013, while 12 of the Fund’s equity investments contributed returns of negative 0.05% or worse for the quarter.

Investment Income Builder’s bond holdings delivered positive returns during the fiscal year, as higher income levels from portfolio holdings offset generally lower bond prices.

Your Fund’s average return from its investments in the financial sector trailed the performance of the equities in the finance sector of the MSCI World Index in fiscal 2013. Fund investments in Annaly Capital Management, Invesco Mortgage Capital, and Banco Santander Brazil were among the weakest performers in the portfolio. These were challenged by investor concerns about the possible impact of rising interest rates as Federal Reserve bond buying is curtailed. Positive contributions from JP Morgan, Chimera Investment, and Apollo Global Management did not fully offset the weak and flat performers during the period. We did not have significant investments in dividend-deficient European banks in the June and September quarters, though share price rallies made these into strong contributors to the returns delivered by the financial portion of the MSCI World Index.

Good absolute and relative returns from your Fund’s significant holdings in the telecommunications sector were helpful in fiscal 2013. Australia’s Telstra, Denmark’s TDC, Telefonica Brazil, Russia’s Megafon, and Vodafone each delivered strong returns during the period. Vodafone was aided by Verizon’s attractive bid for its 45% interest in Verizon Wireless.

Among Income Builder’s investments in the energy sector, French integrated hydrocarbon producer Total SA, and Italy’s ENI each delivered good portfolio performance in fiscal 2013. Royal Dutch Shell, Linn Co. LLC, and Canadian Oil Sands were modestly negative. Oil prices were surprisingly strong during the period in light of demand growth and geopolitical tensions, but the year ended with a weak tone for the near-term oil price outlook.

Returns from the Fund’s holdings in the utilities sector significantly exceeded market returns from this sector, led by Electricite de France, multinational electric power generator GDF Suez, Italian gas pipeline operator SNAM, Sempra Energy, and Dominion Resources. Small positions in U.S. electric utilities Entergy and Exelon lagged.

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LETTER TO SHAREHOLDERS,

CONTINUED

Among Fund investments in the consumer staples sector, Walgreen’s delivered strong performance during the fiscal year due to improving same store sales and increasing confidence about future benefits from its merger with Alliance-Boots. Netherlands-based household products giant Reckitt Benckiser also delivered a strong return, particularly in the first half of the fiscal year. In the two years prior to September 30th, investors bid up prices of most dividend-paying firms in this sector. Most of our long-held staples sector investments (Coca-Cola, Lorillard, Kimberly Clark and Philip Morris International) lagged the performance of the MSCI Index during the year, as incremental investor dollars went elsewhere in the wake of open discussion about “tapering” of Federal Reserve purchases of U.S. bonds.

The Fund’s holdings in the health care sector slightly lagged those of the MSCI Index during the fiscal year, as laggards Merck and Sanofi held back the better performance of long-time holdings Roche, Novartis, and Pfizer.

Among other portfolio holdings, notable contributors included casino operators Wynn Resorts and Sands China, chemicals producer LyondellBasell Industries, Dutch cable/broadband operator Ziggo, French infrastructure builder operator Vinci, and asset manager Blackstone Group. Negative contributors included miners Gold Fields Limited and Southern Copper, data center specialist Digital Realty Trust, AT&T, and fertilizer producer Israeli Chemicals. We sold our investments in Gold Fields Limited and Israeli Chemicals during the period. Each of the other negative contributors is subject to investor concerns, but has increased its dividend over the last year.

The euro and Swiss franc each appreciated modestly vis-à-vis the U.S. dollar during the fiscal year, while the British pound was approximately flat despite an interim dip of almost 10%. We hedged a majority of the currency exposure to the euro and other European currencies tied to it, since we are focused on risk management and not on reaping possible currency gains from exposure to assets denominated in these currencies. This hurt our performance relative to the MSCI Index, since we missed out on most of the performance tailwind from currency appreciation. The Australian dollar and Brazilian real each stabilized in the September quarter, following depreciations of more than 10% each vis-à-vis the U.S. dollar during the second quarter of 2013.

Within its bond portfolio, the Fund owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This fact was helpful in fiscal 2013, since yield spreads of corporate credits over government bond yields compressed. As in the prior two years, we continued to allocate most of Investment Income Builder’s incoming cash flows to equities in fiscal 2013. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to significantly lower bond prices. Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 12% in mid 2005 (and September 2013) to 45% at June 30, 2009.

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LETTER TO SHAREHOLDERS,

CONTINUED

As of September 30th, the Fund portfolio included approximately 175 bonds and hybrid securities. Readers should be aware that the reduced yields now available from bond investments pose a formidable near-term challenge to delivering year-over-year dividend increases on Investment Income Builder shares.

Interest Bearing Investments as a Percentage of Total Portfolio

as of September 30, 2013

One important feature of U.S. mutual funds like Thornburg Investment Income Builder is the ability of shareholders to conveniently redeem all or a portion of their investment on any fund business day. Consider the five-year period beginning shortly after the failure of Lehman Brothers to September 30th, 2013. Owners of approximately 434 million shares of Thornburg Investment Income Builder sold their shares at an average price of $17.89 between October 1, 2008 and September 30, 2013. We have no idea how these investors redeployed the funds redeemed from Income Builder. The fact that the Fund achieved a net asset value of $20.13 per share on September 30, 2013 and paid dividends totaling $5.55 per share over this period sets a relatively high bar for the opportunity cost of having sold Fund shares, so far.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover – and this is always a possibility – we will expect the opposite.

We do not expect to know clear answers to the most important macro-economic questions impacting financial asset prices during the coming months. There will be news from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages.

Earnings expectations for the MSCI All Country World Index portfolio have been reduced for calendar 2013 and 2014 in recent quarters, as global economic growth has been below prior expectations. It has been increasingly difficult for firms to generate positive revenue growth. Most major central banks around the world have eased monetary conditions, and there have been mixed signals from the U.S. Federal Reserve about its propensity to change course on its recent program of unconventional monetary easing. Bond yields were broadly flat from September 30, 2012 to March 31, 2013,

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LETTER TO SHAREHOLDERS,

CONTINUED

indicated by the 0.02% increase in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Yields, from 3.26% to 3.28% over that period. Thereafter, most bond yields moved higher, indicated by the FINRA-Bloomberg Index reaching 3.97% on September 30th. This corporate yield index remains well below the 4.80% level of September 30, 2011.

While lower interest rates are good news for borrowers, they have negative consequences for conservative savers and income seeking investors. Interest income as a percentage of overall personal income in the United States has fallen from more than 11% in 2008 to around 7% today. The interest contribution to personal income is likely to continue dropping into 2014 as previously issued bonds and CDs mature.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season, and a happy 2014.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2013

Summary of Industry Exposure

As of 9/30/13

Telecommunication Services	18.5%	Technology Hardware & Equipment	1.9%
Energy	11.4%	Media	1.3%
Utilities	10.5%	Retailing	1.2%
Diversified Financials	9.0%	Household & Personal Products	1.0%
Real Estate	6.8%	Software & Services	0.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%	Miscellaneous	0.5%
Food, Beverage & Tobacco	4.6%	Health Care Equipment & Services	0.2%
Banks	3.8%	Other Non-Classified Securities:
Consumer Services	3.6%	Other Securities	0.6%
Materials	3.6%	Asset Backed Securities	0.6%
Insurance	3.1%	U.S. Government Agencies	0.1%
Food & Staples Retailing	2.6%	Municipal Bonds*	0.0%
Capital Goods	2.2%	Other Government*	0.0%
Semiconductors & Semiconductor Equipment	2.0%	Other Assets & Liabilities	1.6%
Transportation	2.0%
		*Percentage was less than 0.1%.

Top Ten Equity Holdings As of 9/30/13
Total SA	2.6%	Telefonica Brasil SA ADR	2.0%
JPMorgan Chase & Co.	2.5%	Sanofi-Aventis	1.9%
Royal Dutch Shell plc ADR	2.2%	TDC A/S	1.9%
Walgreen Co.	2.1%	Pfizer, Inc.	1.9%
GDF Suez	2.0%	Eni S.p.A.	1.7%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Summary of Country Exposure

As of 9/30/13

United States	43.7%	Taiwan	0.6%
France	9.8%	Philippines	0.5%
Switzerland	6.0%	Bermuda	0.4%
Netherlands	4.9%	South Korea	0.4%
Brazil	4.6%	New Zealand	0.3%
Italy	4.0%	Luxembourg	0.3%
United Kingdom	3.4%	Cayman Islands	0.3%
China	2.6%	Thailand	0.2%
Australia	2.0%	Argentina	0.2%
Denmark	1.9%	Panama	0.2%
Canada	1.9%	Japan	0.2%
Hong Kong	1.7%	Germany	0.2%
Singapore	1.6%	South Africa	0.1%
Norway	1.5%	Ireland	0.1%
Russia	1.3%	Trinidad and Tobago*	0.0%
Spain	1.3%	Scotland*	0.0%
Mexico	0.8%	Other Assets & Liabilities	1.6%
Saudi Arabia	0.7%
Turkey	0.7%
		*Country percentage was less than 0.01%.

	Shares/ Principal Amount†	Value
COMMON STOCK — 86.88%

BANKS — 2.84%
COMMERCIAL BANKS — 2.84%
Banco Santander Brasil S.A.	16,000,000	$111,200,000
Banque Cantonale Vaudoise	44,400	24,462,100
Fifth Third Bancorp	6,174,507	111,388,106
Liechtensteinische Landesbank AG	1,150,000	46,668,878
St. Galler Kantonalbank	78,741	31,344,900
Standard Chartered plc	4,364,100	104,633,329

		429,697,313

CAPITAL GOODS — 2.06%
CONSTRUCTION & ENGINEERING — 0.94%
Vinci S.A.	2,450,000	142,423,361
INDUSTRIAL CONGLOMERATES — 1.12%
Hopewell Holdings Ltd.	35,370,840	118,573,195
NWS Holdings Ltd.	32,931,000	50,866,228

		311,862,784

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value

CONSUMER SERVICES — 3.44%
HOTELS, RESTAURANTS & LEISURE — 3.44%
McDonald’s Corp.	1,820,400	$175,140,684
Sands China Ltd.	16,000,000	99,021,390
SJM Holdings Ltd.	13,900,000	39,069,612
Wynn Resorts Ltd.	1,310,700	207,103,707

		520,335,393

DIVERSIFIED FINANCIALS — 7.77%
CAPITAL MARKETS — 4.11%
Apollo Global Management, LLC	2,750,000	77,715,000
[a] Apollo Investment Corp.	13,316,000	108,525,400
Ares Capital Corp.	7,431,600	128,492,364
GAM Holding AG	2,033,682	36,767,513
[a] Och-Ziff Capital Management Group, LLC	7,835,000	86,106,650
[a] Solar Capital Ltd.	4,607,900	102,157,143
The Blackstone Group LP	3,325,000	82,759,250
CONSUMER FINANCE — 0.29%
Capital One Financial Corp.	630,000	43,306,200
DIVERSIFIED FINANCIAL SERVICES — 3.37%
JPMorgan Chase & Co.	7,350,000	379,921,500
[a] KKR Financial Holdings, LLC	12,530,000	129,434,900

		1,175,185,920

ENERGY — 9.76%
OIL, GAS & CONSUMABLE FUELS — 9.76%
Canadian Oil Sands Ltd.	5,073,100	98,305,010
Eni S.p.A.	11,500,000	263,704,375
[b] Halcon Resources Corp.	64,422	285,390
HollyFrontier Corp.	2,140,000	90,115,400
Husky Energy, Inc.	5,950,000	171,097,520
Kinder Morgan, Inc.	2,000,000	71,140,000
Linn Co., LLC	1,576,900	46,013,942
Royal Dutch Shell plc ADR	5,160,000	338,908,800
Total SA	6,850,000	397,509,064

		1,477,079,501

FOOD & STAPLES RETAILING — 2.50%
FOOD & STAPLES RETAILING — 2.50%
Koninklijke Ahold NV	3,405,600	58,996,060
Walgreen Co.	5,935,000	319,303,000

		378,299,060

FOOD, BEVERAGE & TOBACCO — 4.38%
BEVERAGES — 1.66%
Coca Cola Co.	3,840,000	145,459,200
Companhia de Bebidas das Americas ADR	2,750,000	105,462,500
FOOD PRODUCTS — 0.60%
Nestle SA	1,299,800	90,907,668
TOBACCO — 2.12%
British American Tobacco plc	877,200	46,529,575
Korean Tobacco & Ginseng Corp.	728,742	52,214,050
Lorillard, Inc.	2,380,000	106,576,400
Philip Morris USA, Inc.	1,330,000	115,164,700

		662,314,093

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
HOUSEHOLD & PERSONAL PRODUCTS — 0.97%
HOUSEHOLD PRODUCTS — 0.97%
Reckitt Benckiser plc	2,013,500	$147,336,503

		147,336,503

INSURANCE — 1.74%
INSURANCE — 1.74%
BB Seguridade Participacoes S.A.	4,000,000	39,362,902
Gjensidige Forsikring ASA	5,100,000	77,009,936
Scor SE	1,774,300	58,748,874
Zurich Financial Services AG	343,100	88,359,584

		263,481,296

MATERIALS — 3.13%
CHEMICALS — 1.31%
LyondellBasell Industries NV	2,310,000	169,161,300
Yanbu National Petrochemical Company	1,759,022	29,197,818
METALS & MINING — 1.82%
Nucor Corp.	3,250,000	159,315,000
Southern Copper Corp.	4,272,600	116,385,624

		474,059,742

MEDIA — 0.94%
MEDIA — 0.94%
Eutelsat Communications	4,402,500	139,189,947
SES SA	126,637	3,623,437

		142,813,384

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.30%
PHARMACEUTICALS — 6.30%
Novartis AG	1,879,000	144,402,610
Pfizer, Inc.	9,904,000	284,343,840
Roche Holding AG	880,000	237,332,891
Sanofi-Aventis	2,840,000	288,041,884

		954,121,225

REAL ESTATE — 6.74%
REAL ESTATE INVESTMENT TRUSTS — 6.74%
Capstead Mortgage Corp.	3,500,000	41,195,000
Chimera Investment Corp.	49,500,000	150,480,000
Digital Realty Trust, Inc.	1,935,000	102,748,500
[a] Dynex Capital, Inc.	4,562,000	40,008,740
[a] Invesco Mortgage Capital, Inc.	9,970,000	153,438,300
[a] MFA Financial, Inc.	23,250,000	173,212,500
Senior Housing Properties Trust	4,670,000	108,997,800
Two Harbors Investment Corp.	12,300,000	119,433,000
[a] Washington REIT	5,170,000	130,645,900

		1,020,159,740

RETAILING — 1.24%
SPECIALTY RETAIL — 1.24%
Staples, Inc.	12,800,000	187,520,000

		187,520,000

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.88%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.88%
Intel Corp.	8,500,000	$194,820,000
Taiwan Semiconductor Manufacturing Co. Ltd.	26,500,000	90,075,084

		284,895,084

SOFTWARE & SERVICES — 0.75%
SOFTWARE — 0.75%
Microsoft Corp.	3,400,000	113,254,000

		113,254,000

TECHNOLOGY HARDWARE & EQUIPMENT — 1.88%
COMMUNICATIONS EQUIPMENT — 0.90%
Qualcomm, Inc.	2,025,000	136,404,000
COMPUTERS & PERIPHERALS — 0.98%
Apple, Inc.	310,000	147,792,500

		284,196,500

TELECOMMUNICATION SERVICES — 17.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.70%
AT&T, Inc.	6,330,000	214,080,600
Jasmine International Public Company Ltd.	136,356,200	35,963,512
Singapore Telecommunications Ltd.	77,642,000	232,081,224
Swisscom AG	447,000	214,813,070
TDC A/S	34,000,000	287,696,577
Telefonica Brasil SA ADR	13,400,000	300,696,000
Telenor ASA	6,772,900	154,757,654
Telstra Corp. Ltd.	47,520,000	220,327,149
Ziggo N.V.	2,710,500	109,787,021
WIRELESS TELECOMMUNICATION SERVICES — 5.48%
China Mobile Ltd.	20,286,856	226,909,161
Etihad Etisalat Co.	3,380,000	76,382,906
[d] MegaFon OAO	3,278,300	115,560,075
Philippine Long Distance Telephone Co.	1,012,890	69,278,512
[b] Turkcell Iletisim Hizmetleri AS	17,450,300	102,798,728
VimpelCom Ltd. ADR	6,824,700	80,190,225
Vodafone Group plc	45,397,700	158,747,864

		2,600,070,278

TRANSPORTATION — 1.84%
TRANSPORTATION INFRASTRUCTURE — 1.84%
Atlantia S.p.A.	4,204,200	85,485,438
China Merchants Holdings International Co., Ltd.	20,720,430	75,338,275
Jiangsu Express Co., Ltd.	36,530,000	43,143,259
Sydney Airport	20,265,009	74,297,559

		278,264,531

UTILITIES — 9.54%
ELECTRIC UTILITIES — 4.26%
Duke Energy Corp.	1,750,000	116,865,000
EDP - Energias do Brasil SA	6,800,000	37,002,211
Electricite de France SA	4,900,000	154,985,254
Entergy Corp.	1,710,000	108,054,900

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
Exelon Corp.	4,230,000	$125,377,200
Mighty River Power Ltd.	26,500,000	49,961,753
Terna Rete Elettrica Nazionale S.p.A.	11,786,600	53,194,212
GAS UTILITIES — 1.85%
Enagas SA	3,158,000	77,392,746
Snam S.p.A.	40,000,000	202,602,884
MULTI-UTILITIES — 3.43%
Dominion Resources, Inc.	1,900,000	118,712,000
GDF Suez	12,000,000	301,469,196
Sempra Energy	1,150,000	98,440,000

		1,444,057,356

TOTAL COMMON STOCK (Cost $11,497,128,259)		13,149,003,703

PREFERRED STOCK — 1.37%

BANKS — 0.47%
COMMERCIAL BANKS — 0.47%
Barclays Bank plc Pfd, 7.10%	200,000	5,000,000
First Niagara Financial Group Pfd, 8.625%	143,295	4,112,566
First Tennessee Bank Pfd, 3.75%	12,000	8,752,500
GMAC Capital Trust I Pfd, 8.125%	628,126	16,802,370
[c] United Community Bank Pfd, 5.00%	35,000	33,950,000
Wintrust Financial Corp. Pfd, 5.00%	2,250	2,540,588

		71,158,024

DIVERSIFIED FINANCIALS — 0.18%
CAPITAL MARKETS — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	2,342,400
CONSUMER FINANCE — 0.16%
Ally Financial, Inc. Pfd, 8.50%	930,495	24,918,656

		27,261,056

ENERGY — 0.29%
OIL, GAS & CONSUMABLE FUELS — 0.29%
[d] Sanchez Energy Corp. Pfd, 6.50%	267,000	18,048,666
Halcon Resources Corp. Pfd, 5.75%	26,000	25,740,000

		43,788,666

INSURANCE — 0.16%
INSURANCE — 0.16%
Principal Financial Group Pfd, 5.563%	234,400	23,234,900

		23,234,900

MISCELLANEOUS — 0.07%
U.S. GOVERNMENT AGENCIES — 0.07%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	10,797,188

		10,797,188

REAL ESTATE — 0.08%
REAL ESTATE INVESTMENT TRUSTS — 0.08%
Alexandria Real Estate Pfd, 7.00%	463,500	11,921,220

		11,921,220

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
TELECOMMUNICATION SERVICES — 0.12%
WIRELESS TELECOMMUNICATION SERVICES — 0.12%
Centaur Funding Corp. Pfd, 9.08%	15,000	$18,459,375

		18,459,375

TOTAL PREFERRED STOCK (Cost $195,324,978)		206,620,429

ASSET BACKED SECURITIES — 0.54%

COMMERCIAL MTG TRUST — 0.12%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.923%, 3/25/2034	$1,196,726	676,939
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	17,746,680

		18,423,619

OTHER ASSET BACKED — 0.17%
[d] Fairway Outdoor Funding LLC, 8.835%, 10/15/2042	7,000,000	6,688,642
[c,d] JPR Royalty LLC, 14.00%, 9/1/2020	5,000,000	3,500,000
[d] MIRAMAX LLC, 10.00%, 10/20/2021	12,241,667	12,415,327
[c,d] Northwind Holdings LLC Floating Rate Note, 1.057%, 12/1/2037	3,981,250	3,662,750

		26,266,719

RESIDENTIAL MTG TRUST — 0.25%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.428%, 12/20/2036	3,036,763	947,885
Banc of America Mtg Securities, Inc., Series 2005-A Class B1 Floating Rate Note, 3.165%, 2/25/2035	4,178,741	355,039
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.491%, 8/25/2033	362,641	326,905
FBR Securitization Trust, Series 2005-2 Class M1, 0.899%, 9/25/2035	20,100,000	18,220,359
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.499%, 8/25/2034	5,617,428	4,600,115
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.499%, 11/25/2035	6,721,604	6,294,176
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.329%, 6/25/2036	4,294,411	4,185,528
Structured Asset Security Corp., Series 2002-27A Class B1, 2.478%, 1/25/2033	1,747,913	709,782
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.616%, 2/25/2035	7,363,122	1,346,970

		36,986,759

TOTAL ASSET BACKED SECURITIES (Cost $ 88,938,088)		81,677,097

CORPORATE BONDS — 7.08%

BANKS — 0.28%
COMMERCIAL BANKS — 0.28%
[d,e] Banco Pine SA, 8.75%, 1/6/2017	7,274,000	6,754,054
[d,e] Groupe BPCE, 12.50%, 12/31/2049	10,211,000	12,840,333
PNC Financial Services Group, Inc., 4.483%, 12/31/2049	10,000,000	9,950,000
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	5,646,463
[e] Royal Bank of Scotland Group plc, 6.10%, 6/10/2023	7,000,000	7,061,768

		42,252,618

CAPITAL GOODS — 0.16%
INDUSTRIAL CONGLOMERATES — 0.16%
[d] Nesco LLC/Nesco Holdings Corp., 11.75%, 4/15/2017	4,000,000	4,460,000
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,783,750

		24,243,750

CONSUMER SERVICES — 0.00%
HOTELS, RESTAURANTS & LEISURE — 0.00%
[d] Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	390,000	389,821

		389,821

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
DIVERSIFIED FINANCIALS — 0.70%
CAPITAL MARKETS — 0.06%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	$8,000,000	$8,812,360
CONSUMER FINANCE — 0.18%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	27,841,300
DIVERSIFIED FINANCIAL SERVICES — 0.46%
[d,e] CFG Holdings Ltd. /CFG Finance, LLC, 11.50%, 11/15/2019	20,100,000	21,306,000
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,862,511
JPMorgan Chase & Co., 7.90%, 12/31/2049	15,000,000	16,275,000
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,869,530
[d] TMX Finance LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	8,360,000

		106,326,701

ENERGY — 1.33%
ENERGY EQUIPMENT & SERVICES — 0.11%
[e] Floatel International Ltd., 8.00%, 10/11/2017	15,500,000	16,275,000
OIL, GAS & CONSUMABLE FUELS — 1.22%
Black Elk Energy Offshore Operations, LLC, 13.75%, 12/1/2015	8,997,000	8,637,120
[d] DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	6,369,965
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,778,311
[d] Energy Transfer Partners LP, 3.283%, 11/1/2066	23,020,000	20,689,225
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	16,109,000
[d] Gastar Exploration USA, Inc., 8.625%, 5/15/2018	8,000,000	7,560,000
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,317,600
[b,d] Green Field Energy Services, 13.25%, 11/15/2016	16,000,000	14,400,000
[b,d] Green Field Energy Services, 13.25%, 11/15/2016	379,000	341,100
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,237,784
[d] Linc Energy U.S.A. /Linc Energy Finance, 12.50%, 10/31/2017	8,000,000	8,800,000
[d] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,303,000	6,521,223
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	20,115,000
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,090,536
[d,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	5,130,000
[e] Petrobras Global Finance BV, 3.00%, 1/15/2019	4,000,000	3,761,680
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,525,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,350,000
[d,e] Woodside Finance Ltd., 8.125%, 3/1/2014	8,000,000	8,221,208

		201,229,752

FOOD, BEVERAGE & TOBACCO — 0.10%
TOBACCO — 0.10%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,032,580
Altria Group, Inc., 9.70%, 11/10/2018	3,632,000	4,801,598
[d,e] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,708,190

		15,542,368

HEALTH CARE EQUIPMENT & SERVICES — 0.16%
HEALTH CARE PROVIDERS & SERVICES — 0.16%
[d] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	23,500,000	24,675,000

		24,675,000

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
INSURANCE — 1.13%
INSURANCE — 1.13%
[d,e] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/31/2049	$9,000,000	$9,945,000
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,940,687
[d] Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,018,421
[d] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	15,240,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,839,632
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,809,626
[d,e] Oil Insurance Ltd., 3.23%, 12/31/2049	4,000,000	3,600,056
[d] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,656,455
[d,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	42,160,000
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	16,109,620
[d,e] White Mountains Re Group Ltd., 7.506%, 12/31/2049	28,590,000	29,387,261
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,164,140
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,319,850

		170,190,748

MATERIALS — 0.40%
CONSTRUCTION MATERIALS — 0.13%
[d,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,635,200
[d] CEMEX Finance, LLC, 9.50%, 12/14/2016	3,287,000	3,488,329
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,607,240
METALS & MINING — 0.27%
[d,e] Anglo American Capital plc, 9.375%, 4/8/2014	3,500,000	3,646,265
[e] Anglogold Holdings, 8.50%, 7/30/2020	20,000,000	20,550,000
[d] Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	9,000,000	9,090,000
[d,e] GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,735,000

		60,752,034

MEDIA — 0.31%
MEDIA — 0.31%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	6,230,245
[d,e] Mood Media Corp., 9.25%, 10/15/2020	3,150,000	2,693,250
[d,e] Nara Cable Funding Ltd., 8.875%, 12/1/2018	8,985,000	9,479,175
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	16,471,084
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,105,968
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	7,095,000

		46,074,722

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.09%
LIFE SCIENCES TOOLS & SERVICES — 0.07%
[d] BPA Laboratories, Inc., 12.25%, 4/1/2017	10,400,000	9,880,000
PHARMACEUTICALS — 0.02%
Tiers Inflation Linked Trust, Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.604%, 2/1/2014	3,000,000	3,023,790

		12,903,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.13%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.13%
[d,e] Global A&T Electronics Ltd., 10.00%, 2/1/2019	10,000,000	8,500,000
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,778,230

		20,278,230

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†	Value
SOFTWARE & SERVICES — 0.10%
INTERNET SOFTWARE & SERVICES — 0.10%
[d,e] eAccess Ltd., 8.25%, 4/1/2018	$5,600,000	$6,132,000
[c] Yahoo!, Inc., 6.65%, 8/10/2026	7,744,485	8,596,378

		14,728,378

TELECOMMUNICATION SERVICES — 1.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.09%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	36,235,741
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	6,900,000
Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,630,000
Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,665,289
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	3,059,249
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	90,632,690
[d,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	7,977,200
WIRELESS TELECOMMUNICATION SERVICES — 0.09%
[d,e] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,972,500
[d,e] VimpelCom Holdings BV, 7.504%, 3/1/2022	8,735,000	9,204,506

		178,277,175

TRANSPORTATION — 0.09%
AIRLINES — 0.06%
[d] American Airlines, 4.95%, 7/15/2024	7,000,000	7,035,000
US Airways, 6.25%, 10/22/2024	2,612,651	2,743,283
MARINE — 0.03%
[d] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	7,339,918	4,515,474

		14,293,757

UTILITIES — 0.92%
ELECTRIC UTILITIES — 0.46%
Alabama Power Capital Trust V, 3.374%, 10/1/2042	4,000,000	3,865,200
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,402,797
[d,e] Enel Finance International SA, 6.25%, 9/15/2017	40,000,000	44,261,600
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,282,904
[d] Great River Energy, 5.829%, 7/1/2017	1,030,247	1,101,684
[d] Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,027,910
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.12%
[d,e] Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	18,765,000
MULTI-UTILITIES — 0.34%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,705,105
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	4,709,858
[d] Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,068,720
[d] Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,703,683
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,146,920
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,371,375
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,019,194

		139,431,950

TOTAL CORPORATE BONDS (Cost $924,041,984)		1,071,590,794

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†		Value
CONVERTIBLE BONDS — 0.07%

MATERIALS — 0.02%
METALS & MINING — 0.02%
[d,e] Jaguar Mining, Inc., 4.50%, 11/1/2014		$11,000,000	$3,080,000

			3,080,000

TELECOMMUNICATION SERVICES — 0.05%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.05%
[d] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018		6,670,000	5,711,188
Level 3 Communications, Inc., 7.00%, 3/15/2015		2,000,000	2,427,500

			8,138,688

TOTAL CONVERTIBLE BONDS (Cost $17,856,475)			11,218,688

WARRANTS — 0.00%
[b,d] Green Field Energy Services		16,000	560,000

TOTAL WARRANTS (Cost $627,344)			560,000

MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030		2,555,000	2,693,762
Town of Victor, New York, 9.20%, 5/1/2014		410,000	414,080

TOTAL MUNICIPAL BONDS (Cost $2,915,740)			3,107,842

U.S. GOVERNMENT AGENCIES — 0.06%
[d] Agribank FCB, 9.125%, 7/15/2019		6,750,000	8,767,096

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)			8,767,096

OTHER GOVERNMENT — 0.02%
[e] Export-Import Bank of Korea, 8.125%, 1/21/2014		2,750,000	2,810,310

TOTAL OTHER GOVERNMENT (Cost $2,749,251)			2,810,310

FOREIGN BONDS — 1.79%

BANKS — 0.18%
COMMERCIAL BANKS — 0.18%
[d] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	†	54,000,000	22,537,562
[d] Itau Unibanco Holding S.A. (BRL), 10.50%, 11/23/2015		10,000,000	4,377,070

			26,914,632

CONSUMER SERVICES — 0.19%
HOTELS, RESTAURANTS & LEISURE — 0.19%
[d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016		66,000,000	29,034,878

			29,034,878

DIVERSIFIED FINANCIALS — 0.39%
CAPITAL MARKETS — 0.01%
Morgan Stanley (BRL), 10.09%, 5/3/2017		4,560,000	1,985,471

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†		Value
CONSUMER FINANCE — 0.19%
[d] Cash Store Financial (CAD), 11.50%, 1/31/2017	†	10,250,000	$6,875,128
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019		12,000,000	22,025,148
DIVERSIFIED FINANCIAL SERVICES — 0.19%
Bank of America Corp. (BRL), 10.00%, 11/19/2014		6,500,000	2,903,488
[c] Bank of America Corp. (BRL), 10.75%, 8/20/2018		5,000,000	2,233,452
KFW (BRL), 5.375%, 9/14/2015		53,000,000	22,861,526

			58,884,213

FOOD & STAPLES RETAILING — 0.15%
FOOD & STAPLES RETAILING — 0.15%
Wesfarmers Ltd. (AUD), 5.19%, 9/11/2014		2,000,000	1,897,032
[d] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020		12,000,000	20,496,064

			22,393,096

FOOD, BEVERAGE & TOBACCO — 0.12%
BEVERAGES — 0.12%
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015		20,000,000	8,969,905
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017		21,669,000	9,532,678

			18,502,583

INSURANCE — 0.11%
INSURANCE — 0.11%
ELM BV (AUD), 7.635%, 12/31/2049		10,500,000	10,022,413
ELM BV (AUD), 3.96%, 12/31/2049		8,000,000	6,788,789

			16,811,202

MATERIALS — 0.06%
CONSTRUCTION MATERIALS — 0.06%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017		6,500,000	9,271,896

			9,271,896

MEDIA — 0.02%
MEDIA — 0.02%
News America Holdings (AUD), 8.625%, 2/7/2014		4,000,000	3,776,041

			3,776,041

MISCELLANEOUS — 0.42%
MISCELLANEOUS — 0.42%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022		20,000,000	10,364,120
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016		109,401,000	53,064,150

			63,428,270

SOFTWARE & SERVICES — 0.05%
INTERNET SOFTWARE & SERVICES — 0.05%
eAccess Ltd. (EUR), 8.375%, 4/1/2018		4,600,000	6,876,539

			6,876,539

TRANSPORTATION — 0.07%
AIRLINES — 0.07%
[c] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017		7,599,497	10,178,173

			10,178,173

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Shares/ Principal Amount†		Value
UTILITIES — 0.03%
ELECTRIC UTILITIES — 0.03%
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	†	12,000,000	$5,048,955

			5,048,955

TOTAL FOREIGN BONDS (Cost $286,707,089)			271,120,478

OTHER SECURITIES — 0.59%
LOAN PARTICIPATIONS — 0.59%
Baker & Taylor Acquisitions Corp., 12.00%, 9/28/2016		$13,000,000	12,610,000
CEMEX S.A.B. de C.V., 4.75%, 2/17/2017		3,373,420	3,280,651
NCP Finance LP, 11.00%, 9/25/2018		12,000,000	11,880,000
[c] Private Restaurants Properties, Inc., 9.00%, 4/10/2017		15,381,578	15,381,578
[c] Synergy Aerospace Corp., 7.50%, 3/3/2015		26,000,000	25,870,000
Texas Competitive Electric Holdings Co., LLC, 3.68% -3.77%, 10/10/2014		20,669,860	13,940,994
YP Holdings, LLC, 8.00% -9.00%, 6/4/2018		6,763,008	6,712,285

TOTAL OTHER SECURITIES (Cost $95,017,791)			89,675,508

SHORT TERM INVESTMENTS — 0.63%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013repurchase price $46,000,268 collateralized by 9 corporate debt securities and 11 U.S. Government debt securities, having an average coupon of 3.88%, a minimum credit rating of BBB, maturity dates from 2/12/2016 to 9/15/2043, and having an aggregate market value of $47,950,142 at 9/30/2013		46,000,000	46,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013		50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $96,000,000)			96,000,000

TOTAL INVESTMENTS — 99.05% (Cost $13,214,056,999)			$14,992,151,945

OTHER ASSETS LESS LIABILITIES — 0.95%			143,456,500

NET ASSETS — 100.00%			$15,135,608,445

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Footnote Legend

†	Share/principal amount in U.S. Dollars unless otherwise noted in the security description.
[a]

Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2012	Gross Additions	Gross Reductions	Shares/Principal September 30, 2013	Market Value September 30, 2013	Investment Income	Realized Gain (Loss)
Apollo Investment Corp.	14,179,200	734,757	1,597,957	13,316,000	$108,525,400	$10,825,440	$(8,633,836)
Dynex Capital, Inc.	4,562,000	—	—	4,562,000	40,008,740	5,291,920	—
Invesco Mortgage Capital, Inc.	7,000,000	2,970,000	—	9,970,000	153,438,300	18,895,000	—
KKR Financial Holdings, LLC	12,400,000	1,925,990	1,795,990	12,530,000	129,434,900	11,727,015	(6,798,943)
KKR Financial Holdings, LLC, 7.5%, 1/15/2017	22,750,000	—	22,750,000	—	—	301,912	4,678,700
MFA Financial, Inc.	20,555,000	4,245,000	1,550,000	23,250,000	173,212,500	34,432,877	(24,157)
Och-Ziff Capital Management Group, LLC*	6,280,000	1,555,000	—	7,835,000	86,106,650	1,905,812	—
Solar Capital Ltd.	3,750,000	857,900	—	4,607,900	102,157,143	8,803,160	—
Washington REIT	3,975,000	1,195,000	—	5,170,000	130,645,900	4,304,250	—

Total non-controlled affiliated issuers: 6.10% of net assets					$923,529,533	$96,487,386	$(10,778,236)

*	Issuers not affiliated at September 30, 2012.
b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the aggregate value of these securities in the Fund’s portfolio was $772,143,298, representing 4.98% of the Fund’s net assets.
e	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Great Britain Pound
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Annual Report    31

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2013

ASSETS
Investments at value
Non-affiliated issuers (cost $12,283,369,095) (Note 2)	$14,068,622,412
Non-controlled affiliated issuers (cost $930,687,904) (Note 2)	923,529,533
Cash	60,221,504
Cash denominated in foreign currency (cost $535,799)	592,900
Receivable for investments sold	106,577,077
Receivable for fund shares sold	57,465,138
Unrealized appreciation on forward currency contracts (Note 7)	16,073,363
Dividends receivable	37,371,335
Dividend and interest reclaim receivable	20,269,324
Interest receivable	30,082,501
Prepaid expenses and other assets	14,300

Total Assets	15,320,819,387

LIABILITIES
Payable for investments purchased	71,636,633
Payable for fund shares redeemed	16,612,333
Unrealized depreciation on forward currency contracts (Note 7)	69,558,660
Payable to investment advisor and other affiliates (Note 3)	14,469,808
Accounts payable and accrued expenses	2,138,434
Dividends payable	10,795,074

Total Liabilities	185,210,942

NET ASSETS	$15,135,608,445

NET ASSETS CONSIST OF:
Undistributed net investment income	$22,151,818
Net unrealized appreciation	1,724,623,204
Accumulated net realized gain (loss)	(1,054,592,310)
Net capital paid in on shares of beneficial interest	14,443,425,733

$15,135,608,445

32    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 4,281,060,476 applicable to 212,620,447 shares of beneficial interest outstanding - Note 4)	$20.13
Maximum sales charge, 4.50% of offering price	0.95

Maximum offering price per share	$21.08

Class C Shares:
Net asset value and offering price per share* ($ 5,160,705,729 applicable to 256,355,824 shares of beneficial interest outstanding - Note 4)	$20.13

Class I Shares:
Net asset value, offering and redemption price per share ($ 5,567,616,942 applicable to 274,606,810 shares of beneficial interest outstanding - Note 4)	$20.27

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 61,333,486 applicable to 3,046,855 shares of beneficial interest outstanding - Note 4)	$20.13

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 24,906,346 applicable to 1,234,768 shares of beneficial interest outstanding - Note 4)	$20.17

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 39,985,466 applicable to 1,973,249 shares of beneficial interest outstanding - Note 4)	$20.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    33

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $50,121,268)	$600,516,322
Non-controlled affiliated issuers	96,185,474
Interest income
Non-affiliated issuers (net of premium amortized and taxes withheld of $2,765,926 and $8,175, respectively)	141,804,692
Non-controlled affiliated issuers	301,912

Total Income	838,808,400

EXPENSES
Investment advisory fees (Note 3)	90,390,550
Administration fees (Note 3)
Class A Shares	4,722,423
Class C Shares	5,654,373
Class I Shares	2,310,302
Class R3 Shares	66,996
Class R4 Shares	26,505
Class R5 Shares	11,991
Distribution and service fees (Note 3)
Class A Shares	9,449,539
Class C Shares	45,234,984
Class R3 Shares	267,984
Class R4 Shares	52,482
Transfer agent fees
Class A Shares	2,642,680
Class C Shares	3,726,225
Class I Shares	3,041,662
Class R3 Shares	89,956
Class R4 Shares	42,550
Class R5 Shares	41,845
Registration and filing fees
Class A Shares	171,001
Class C Shares	131,279
Class I Shares	213,298
Class R3 Shares	94,847
Class R4 Shares	20,880
Class R5 Shares	22,781
Custodian fees (Note 3)	2,685,523
Professional fees	286,094
Accounting fees	351,270
Trustee fees	428,400
Other expenses	1,463,514

Total Expenses	173,641,934
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,149,383)
Fees paid indirectly (Note 3)	(10,043)

Net Expenses	171,482,508

Net Investment Income	$667,325,892

34    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$68,770,067
Non-controlled affiliated issuers	(10,778,236)
Forward currency contracts (Note 7)	(87,516,294)
Foreign currency transactions	(3,067,406)

(32,591,869)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	918,744,667
Non-controlled affiliated issuers	(49,608,773)
Forward currency contracts (Note 7)	(19,321,582)
Foreign currency translations	(133,242)

849,681,070

Net Realized and Unrealized Gain	817,089,201

Net Increase in Net Assets Resulting from Operations	$1,484,415,093

See notes to financial statements.

Certified Annual Report    35

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$667,325,892	$640,208,609
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(32,591,869)	(194,589,287)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	849,681,070	1,062,096,277

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,415,093	1,507,715,599

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(205,343,348)	(194,518,753)
Class C Shares	(213,857,190)	(202,332,862)
Class I Shares	(265,016,275)	(228,077,408)
Class R3 Shares	(2,752,237)	(2,423,659)
Class R4 Shares	(1,115,335)	(840,952)
Class R5 Shares	(1,318,893)	(588,324)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	629,134,038	417,639,282
Class C Shares	831,493,667	570,383,451
Class I Shares	1,305,774,533	811,511,415
Class R3 Shares	10,859,379	8,691,494
Class R4 Shares	4,113,121	8,058,175
Class R5 Shares	23,739,677	9,693,298

Net Increase in Net Assets	3,600,126,230	2,704,910,756

NET ASSETS
Beginning of Year	11,535,482,215	8,830,571,459

End of Year	$15,135,608,445	$11,535,482,215

Undistributed net investment income	$22,151,818	$44,000,205

See notes to financial statements.

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$13,149,003,703	$12,997,480,116	$151,523,587	$—
Preferred Stock(a)	206,620,429	111,426,466	61,243,963	33,950,000
Asset Backed Securities	81,677,097	—	74,514,347	7,162,750
Corporate Bonds	1,071,590,794	—	1,062,994,416	8,596,378
Convertible Bonds	11,218,688	—	11,218,688	—
Warrants	560,000	—	560,000	—
Municipal Bonds	3,107,842	—	3,107,842	—
U.S. Government Agencies	8,767,096	—	8,767,096	—
Other Government	2,810,310	—	2,810,310	—
Foreign Bonds	271,120,478	—	258,708,853	12,411,625
Other Securities	89,675,508	—	48,423,930	41,251,578
Short Term Investments	96,000,000	—	96,000,000	—

Total Investments in Securities	$14,992,151,945	$13,108,906,582	$1,779,873,032	$103,372,331
Other Financial Instruments**
Forward Currency Contracts	$16,073,363	$—	$16,073,363	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(69,558,660)	$—	$(69,558,660)	$—
Spot Currency	$(218,268)	$(218,268)	$—	$—

(a)	At September 30, 2013, industry classifications for Preferred Stock in Level 2 and Level 3 consist of $42,702,500 in Banks, $23,234,900 in Insurance, $10,797,188 in Miscellaneous, and $18,459,375 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2013. Certain portfolio securities characterized as Level 3 investments representing $3,662,750 market value in Asset Backed Securities were fair valued by the Committee using adjusted bro- ker quotes. Committee valuations based upon an income approach given anticipated cash flows, current market prices/yields of comparable securities and illiquidity market adjustments were applied to portfolio investments representing $3,500,000 market value in Asset Backed Securities and $2,233,452 market value in Foreign Bonds.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2013 is as follows:

	Preferred Stock	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Other Securities	Total(d)
Beginning Balance 9/30/2012	$—	$8,652,910	$23,262,424	$11,648,180	$15,541,168	$59,104,682
Accrued Discounts (Premiums)	—	26,501	45,596	134,334	—	206,431
Net Realized Gain (Loss)(a)	—	89,440	(12,878,086)	—	—	(12,788,646)
Gross Purchases	33,896,450	—	126,259	—	41,393,196	75,415,905
Gross Sales	—	(584,887)	(15,595,304)	—	(15,552,786)	(31,732,977)
Change in Unrealized Appreciation (Depreciation)(b)	53,550	(1,021,214)	13,635,489	629,111	(130,000)	13,166,936
Transfers into Level 3(c)	—	—	—	—	—	—
Transfers out of Level 3(c)	—	—	—	—	—	—

Ending Balance 9/30/2013	$33,950,000	$7,162,750	$8,596,378	$12,411,625	$41,251,578	$103,372,331

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(b)	Total amount of Change in Unrealized Appreciation (Depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2013.
(c)	Transfers into or out of Level 3, if any, would be from or to Level 2, and would be due to changes in other significant observable inputs available during the year ended September 30, 2013. Transfers out of Level 3 would be indicative of pricing by an independent pricing service and, or increased market activity. Transfers into or out of Level 3 are based upon the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.68% of total Net Assets at the year ended September 30, 2013. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments could be expected to increase or decrease the fair value of the portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $2,254,720 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $394,867 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed specified levels. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,010,358 for Class C shares, $115,328 for Class R3 shares, $7,177 for Class R4 shares, and $16,520 for Class R5 shares.

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $10,043.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	56,970,888	$1,125,365,545	50,634,864	$922,597,532
Shares issued to shareholders in reinvestment of dividends	9,381,689	182,426,914	8,419,107	154,418,707
Shares repurchased	(34,776,902)	(678,658,421)	(36,229,209)	(659,394,554)
Redemption fees received*	—	—	—	17,597

Net increase (decrease)	31,575,675	$629,134,038	22,824,762	$417,639,282

Class C Shares
Shares sold	62,020,435	$1,225,172,608	52,069,804	$949,331,499
Shares issued to shareholders in reinvestment of dividends	8,853,712	172,055,086	8,174,226	149,832,339
Shares repurchased	(28,937,060)	(565,734,027)	(29,066,753)	(528,800,858)
Redemption fees received*	—	—	—	20,471

Net increase (decrease)	41,937,087	$831,493,667	31,177,277	$570,383,451

Class I Shares
Shares sold	105,352,628	$2,095,655,160	85,850,599	$1,573,345,423
Shares issued to shareholders in reinvestment of dividends	11,370,112	222,794,617	9,691,099	179,014,305
Shares repurchased	(51,415,753)	(1,012,675,244)	(51,652,773)	(940,867,728)
Redemption fees received*	—	—	—	19,415

Net increase (decrease)	65,306,987	$1,305,774,533	43,888,925	$811,511,415

Class R3 Shares
Shares sold	1,295,541	$25,313,825	916,684	$16,701,010
Shares issued to shareholders in reinvestment of dividends	127,777	2,482,674	120,502	2,208,654
Shares repurchased	(865,614)	(16,937,120)	(565,100)	(10,218,392)
Redemption fees received*	—	—	—	222

Net increase (decrease)	557,704	$10,859,379	472,086	$8,691,494

Certified Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	613,261	$12,094,390	621,863	$11,383,323
Shares issued to shareholders in reinvestment of dividends	32,911	640,829	30,904	568,152
Shares repurchased	(439,983)	(8,622,098)	(211,126)	(3,893,368)
Redemption fees received*	—	—	—	68

Net increase (decrease)	206,189	$4,113,121	441,641	$8,058,175

Class R5 Shares
Shares sold	1,478,004	$29,474,397	707,505	$12,944,687
Shares issued to shareholders in reinvestment of dividends	60,502	1,187,546	27,217	505,222
Shares repurchased	(349,610)	(6,922,266)	(204,695)	(3,756,654)
Redemption fees received*	—	—	—	43

Net increase (decrease)	1,188,896	$23,739,677	530,027	$9,693,298

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $8,491,169,671 and $5,923,331,332, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$13,247,567,410

Gross unrealized appreciation on a tax basis	$2,079,246,852
Gross unrealized depreciation on a tax basis	(334,662,317)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,744,584,535

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $55,174,063. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Fund had cumulative tax basis capital losses of $263,075,947 (of which $108,948,442 is short-term and $154,127,505 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses that occurred prior to October 1, 2011, which may expire prior to utilization.

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

Capital loss carryforwards that occurred prior to October 1, 2011, expire as follows:

2017	$229,347,589
2018	493,662,779

$723,010,368

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $5,098,575, increased accumulated net realized loss by $4,553,050 and decreased net capital paid in on shares of beneficial interest by $545,525. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses) and from real estate investment company (REIT), partnership, and other investment tax adjustments.

At September 30, 2013, the Fund had no tax basis distributable ordinary income or tax basis distributable capital gains.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$689,403,278	$628,781,958
Capital Gains	—	—

Total	$689,403,278	$628,781,958

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $2,555,737,728. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Certified Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	183,266,800	11/15/2013	170,478,350	$9,977,137	$—
Australian Dollar	Sell	72,630,600	11/15/2013	67,562,400	1,443,933	—
Euro	Sell	1,660,758,700	02/28/2014	2,247,710,286	—	(27,076,614)
Great Britain Pound	Buy	30,563,900	10/08/2013	49,477,594	1,567,458	—
Great Britain Pound	Sell	11,846,400	10/08/2013	19,177,244	—	(819,707)
Great Britain Pound	Sell	206,899,100	10/08/2013	334,933,355	—	(21,915,707)
Swiss Franc	Buy	66,745,200	10/07/2013	73,807,579	1,893,946	—
Swiss Franc	Buy	59,715,400	10/07/2013	66,033,948	1,190,889	—
Swiss Franc	Sell	410,894,200	10/07/2013	454,371,342	—	(19,746,632)

Total					$16,073,363	$(69,558,660)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2013

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$16,073,363

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(69,558,660)

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(87,516,294)	$(87,516,294)

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(19,321,582)	$(19,321,582)

46    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    47

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year )+								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26	1.18	1.18	1.18		12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32	1.20	1.20	1.20		16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91	1.21	1.21	1.21		0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47	1.25	1.25	1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03	1.30	1.30	1.30		10.89	63.05	$1,400,454
Class C Shares
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55	1.90	1.90	1.94		11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63	1.90	1.90	1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23	1.90	1.90	1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86	1.90	1.90	2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44	1.90	1.90	2.08		10.27	63.05	$1,426,613
Class I Shares
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58	0.85	0.85	0.85		12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67	0.89	0.89	0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31	0.87	0.87	0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87	0.93	0.93	0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39	0.97	0.97	0.97		11.29	63.05	$908,126
Class R3 Shares
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96	1.49	1.49	1.70		12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05	1.50	1.50	1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67	1.50	1.50	1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27	1.50	1.50	1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93	1.50	1.50	1.87		10.74	63.05	$14,828
Class R4 Shares
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05	1.37	1.37	1.41		12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14	1.39	1.39	1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02	1.40	1.40	1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89	1.40	1.40	3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02	1.40	1.40	9.54	(c)	10.83	63.05	$48
Class R5 Shares
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37	0.99	0.98	1.05		12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61	0.99	0.99	1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16	0.99	0.99	1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67	0.99	0.99	2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14	0.99	0.99	9.20	(c)	11.19	63.05	$427

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

48 Certified Annual Report	Certified Annual Report 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

50    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,028.10	$6.05
Hypothetical*	$1,000.00	$1,019.11	$6.02
Class C Shares
Actual	$1,000.00	$1,024.40	$9.64
Hypothetical*	$1,000.00	$1,015.54	$9.60
Class I Shares
Actual	$1,000.00	$1,029.90	$4.35
Hypothetical*	$1,000.00	$1,020.79	$4.33
Class R3 Shares
Actual	$1,000.00	$1,026.60	$7.52
Hypothetical*	$1,000.00	$1,017.65	$7.49
Class R4 Shares
Actual	$1,000.00	$1,027.10	$7.03
Hypothetical*	$1,000.00	$1,018.14	$6.99
Class R5 Shares
Actual	$1,000.00	$1,029.20	$5.00
Hypothetical*	$1,000.00	$1,020.14	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.19%; C: 1.90%; I: 0.85%; R3: 1.48%; R4: 1.38%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    51

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Investment Income Builder Fund versus Blended Index and S&P 500 Index

(December 24, 2002 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/24/02)	7.45%	7.86%	9.29%	9.60%	10.60%
C Shares (Incep: 12/24/02)	10.78%	8.78%	9.58%	9.45%	10.44%
I Shares (Incep: 11/3/03)	12.94%	9.89%	10.66%	—	10.05%
R3 Shares (Incep: 2/1/05)	12.23%	9.22%	10.03%	—	8.19%
R4 Shares (Incep: 2/1/08)	12.35%	9.33%	10.07%	—	5.14%
R5 Shares (Incep: 2/1/07)	12.80%	9.76%	10.55%	—	6.19%
Blended Index (Since 12/24/02)	14.42%	9.74%	7.62%	7.10%	7.79%
S&P 500 Index (Since 12/24/02)	19.34%	16.27%	10.02%	7.57%	8.24%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

52    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    53

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

54    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013(6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    55

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, dividends paid by the Thornburg Investment Income Builder Fund of $689,403,278 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2013, the Fund is reporting 75.27% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 21.99% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2013 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2013, foreign source income and foreign taxes paid is $372,887,816 and $49,287,879, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to

56    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to a broad-based securities index, and relative to a blended performance benchmark comprised of two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, (v) dividend payment data, and (vi) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the ten calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year was higher than the average return for the fund category and lower than the return for the index and the blended benchmark, and that the Fund’s returns for the preceding nine calendar years exceeded the returns of the blended benchmark in eight of nine years, exceeded the returns of the index in seven of nine years, and exceeded the average returns of the fund category in eight of nine years. Noted quantitative data also showed that the Fund’s annualized investment returns fell in the second quartile of performance for the fund category for the three-month period ended with the second quarter of the current year, and fell in the top decile of performance for the year-to-date, one-year, three-year and five-year periods. The Trustees also noted their consideration of generally increasing levels of the Fund’s quarterly dividend through the end of 2011 and some recent small decreases in dividend rates due to the reduced yields on available investments in recent markets, and the Fund’s higher cumulative return (net of expenses) relative to the Fund’s blended benchmark since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

Certified Annual Report    57

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2013 (Unaudited)

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the median and slightly lower than the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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FIRM & PHILOSOPHY

The Firm

Founded in 1982 and headquartered in Santa Fe, New Mexico, Thornburg Investment Management advises a range of active investment strategies, each offered through multiple vehicles, to serve a broad spectrum of client needs worldwide. From short-term fixed income to flexible global equity, our objective is to help clients reach their long-term financial goals via active portfolio management. As of September 30, 2013, Thornburg managed approximately $93 billion in assets.

Investment Philosophy

We seek to preserve and increase the real wealth of shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Commentary

At Thornburg, we believe you should know what you own. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for equity funds holdings and commentary.

Co-Ownership of Funds

We invest side-by-side with shareholders. Our employees have invested $336 million in Thornburg products as of September 30, 2013.

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Thornburg Global Opportunities Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

EURO STOXX 50 Index – A Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

S&P/Case-Shiller 20-City Composite Home Price Index – An index that measures the value of residential real estate in 20 metropolitan areas of the U.S.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share. Forward P/E is not intended to be a forecast of the Fund’s future performance.

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THORNBURG GLOBAL OPPORTUNITIES FUND

Portfolio Managers

W. Vinson Walden, CFA, and Brian McMahon

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.60%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention elsewhere. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for – bottom-up research based on a team-oriented, flexible approach to uncovering value. The Fund utilizes the research of the Thornburg equity investment team, while employing a value investing discipline to pursue opportunities across the globe. The Fund consists of a focused and diversified portfolio of holdings which the management team believes to be undervalued by the market.

The philosophy of Thornburg Global Opportunities Fund is straightforward – to maintain a focused portfolio, with global flexibility, of value-oriented investments. In other words, global value investing. The portfolio management team, as well as this underlying philosophy, has been constant since the inception of the Fund. The results have been satisfying: now in our 8th year of Fund operations, we have added significant value over the long term versus world equity benchmarks.

The Thornburg Global Opportunities Fund is distinctive in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	24.50%	13.45%	10.31%	9.51%
With sales charge	18.92%	11.72%	9.30%	8.81%
MSCI AC World Index (Since: 7/28/06)	17.73%	10.21%	7.71%	4.42%

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funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 64% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 147 stocks (as of 9/30/13).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks with what we view as attractive long-term prospects. The result is a fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense value investing principles, which we think resonate well with investors and can be effective over the long term.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors
Valeant Pharmaceuticals International, Inc.	SPDR Gold Trust ETF
Delphi Automotive plc	PDG Realty SA
Galaxy Entertainment Group Ltd.	Apple, Inc.
EchoStar Corp.	American Realty Capital Properties, Inc.
Bank of America Corp.	Weight Watchers International, Inc.
Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-Months*	16.5x
Portfolio Price to Cash Flow*	7.2x
Portfolio Price to Book Value*	1.8x
Median Market Cap*	$17.4B
5-Year Beta (A Shares vs. MSCI ACWI)*	1.12
Number of Companies	33

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Asset Structure

As of September 30, 2013

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Thornburg Global Opportunities Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

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LETTER TO SHAREHOLDERS

October 17, 2013

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six- and twelve-month periods ended September 30, 2013.

For the fiscal year ended September 30, 2013, the Fund’s net asset value (NAV) per share increased by $3.75 or 23.50%. Total return for the Class A shares for the fiscal year was 24.50%, versus 17.73% for the benchmark MSCI All Country (AC) World Index over the same 12-month period. The Fund’s total return includes dividends paid of 15 cents per share, reinvested in Fund shares. The dividends per share were higher for Class I, R4 and R5 shares, and lower on the Class C and R3 shares, to account for varying class-specific expenses. In the six months ended September 30, 2013, the Global Opportunities Fund’s NAV per Class A share increased 9.19% from $18.06 to $19.72.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.60%, as disclosed in the most recent Prospectus.

Performance comparisons of the Fund to the MSCI AC World Index over various time periods are shown on page 34 of this report and on our website, thornburg.com. The performance of the Fund has compared well to its benchmark over most time periods since inception in July, 2006, and recent results reflect this as well. The Fund’s Class A Shares outperformed the MSCI AC World Index by 6.77% for the 12-month period ended September 30, 2013. From inception on July 28, 2006 through September 30, 2013, the Fund outperformed the index by an average margin of approximately 4.4% per year, as shown on page 34. Cumulative total return since inception was 91.92% (for the Class A shares without sales charge) versus 36.38% for the index. Over this same period, the Fund exhibited share-price volatility, as measured by weekly Beta, nominally lower than that of the index.1

We urge fellow shareholders to maintain a long-term investment perspective. Recent years have been notably rewarding for equity investors. The MSCI AC World Index has returned over 10% per annum in the trailing three-year period. However, there have been significant short-term declines along the way, and we continue to expect periods of volatility, and even disappointments, from time to time. Despite its significant long-term performance advantage, the Fund has underperformed the index in 10 of 28 calendar quarters since inception.

We do not expect to pay any capital gain distribution for 2013. As of September 30, 2013, the Fund had tax-basis realized capital losses of approximately $148 million, which may be carried forward to offset future capital gains, to the extent permitted by regulations.

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LETTER TO SHAREHOLDERS,

CONTINUED

In assessing Fund performance, it is constructive to consider the performance in U.S. dollars of the sector components of our benchmark, the MSCI AC World Index, over the fiscal year ended September 30, 2013:

1.	For the index, all 10 sectors showed positive total returns, with a range of 1% (materials) to more than 25% (consumer discretionary, health care and industrials). The Fund had no investments in basic materials or utilities during the period under review, which aided relative performance. Each of the other eight sectors produced positive returns for the Fund.

2.	The Fund’s investments in the following sectors comprised the largest weightings in the portfolio: information technology (19%), financials (18%), and consumer discretionary (16%).

3.	Holdings in the financials and consumer discretionary sectors were the strongest contributors to the Fund’s absolute performance during the fiscal year. Relative to the index, our strongest sectors were pharmaceuticals, consumer staples, and energy.

4.	Our results in pharmaceuticals were led by long-time holdings Roche and Valeant Pharmaceuticals. Each of these significantly outperformed the health care sector of the index. Valeant rose almost 90% during the year, as the company executed on its distinctive strategy. The company’s recent acquisition of Bausch + Lomb makes Valeant a global leader in both dermatology and eye health.

5.	In consumer staples, our two long-time holdings Brasil Foods and Walgreen Co. were standouts; each of these produced a return of over 40% during the year, as compared with about 14% for that sector in the index.

6.	Our investments in Canadian oil producer Bankers Petroleum Ltd. and newly public oil & gas drilling equipment provider Frank’s International drove the Fund’s significant outperformance versus the MSCI AC World Index energy sector as a whole. This year Bankers Petroleum has new senior management in place and has continued growing its oil output at a healthy level. At an investor meeting in September, management affirmed its intentions to grow production by 10% or more per annum for the foreseeable future; this growth compares well with industry norms.

7.	Your Fund’s average return from its investments in the financials sector was above the 24% performance of the equities in the finance sector of the MSCI AC World Index. Our investments in BankAmerica Corp., Swiss Re AG, and UBS AG were strong performers, with the latter two particularly benefitting from better economic conditions in Europe.

8.

Among our other investments, significant positive contributors to the Fund’s fiscal year performance included Asian casino operators Galaxy Entertainment Group and Paradise Ltd., industrial companies Oshkosh Corp. and Delphi Automotive, satellite operator Echostar Corp., and German cable TV/broadband network operator Kabel Deutschland. We sold Oshkosh

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

and Kabel Deutschland during the year, as the former reached our price target, and the latter received a takeover offer. Several holdings from various industries detracted from overall results. These included Apple, Inc., Brazilian real estate developer PDG Realty, and Weight Watchers International. We sold Weight Watchers earlier this year due to changes in company fundamentals that cast doubt upon our initial investment thesis. We continue to monitor Apple and PDG developments closely.

As of September 30, 2013, domestic stocks comprised approximately 40.7% of the portfolio; foreign stocks around 53.1%; and cash the remaining 6.2%. We have hedged more than 50% of the currency risk associated with the Fund’s euro equity holdings (approximately 11% of the portfolio is invested in companies based in European Monetary Union countries). For now, we do not hedge the currency risk of our Australian dollar, Canadian dollar, and non-yen Asian currency denominated equity holdings, and we retain a hedge of less than 50% with respect to Swiss holdings. The average price/ earnings multiple of the 33 stocks in the portfolio as of September 30, 2013, was 14.2x on a forward basis, using estimates provided by FactSet and IBES. For comparative reference, the forward price/ earnings multiples of the MSCI AC World Index at September 30, 2013 was approximately 14.1x, also using estimates compiled by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 11 of this report.

A new feature on the global landscape this year is improving economic conditions in Europe. This follows from years of difficult adjustments, some policy changes, and a marginally better outlook in China. Even the southern European economies have benefitted: yields on 10-year sovereign debt from Spain and Italy have declined notably over the past year, and now stand near 4.5%; the major bourses in Madrid and Milan have posted double-digit gains thus far in 2013. While we are not expecting a robust recovery in Europe, the Fund’s investments in the Netherlands could benefit from even modestly improved demand in the region.

For the U.S. economy, important bright spots are apparent: improved consumer confidence, increasing employment, and better sales and new construction of residential housing. Homebuilder confidence reached its highest level in almost eight years: the National Association of Home Builders confidence index registered 58 in September 2013, the strongest since November 2005. This corresponds with a recovery in home prices that pushed up the S&P/Case-Shiller 20-City Composite Home Price Index by 12.4% in July 2013 from the prior year.2 However, pressures to improve public sector balance sheets, recurring political battles in Washington, and the prospect of an end to the extraordinarily easy monetary policy ensure that economic progress cannot be taken for granted.

We have constructed the focused portfolio of Thornburg Global Opportunities Fund on a diversified basis with risk management in mind. Since inception in 2006, we have managed the Fund through a wide variety of macroeconomic settings, adding significant value versus our benchmark over the Fund’s seven year life.

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg. com/funds.

Best wishes for a great holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

1	Beta measurement of 0.98 versus MSCI ACWI provided by Bloomberg; calculated weekly.

2	Housing data provided by Bloomberg. A builders’ confidence reading above 50 indicates more builders view conditions as good, rather than poor.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2013

Top Ten Equity Holdings

As of 9/30/13

Valeant Pharmaceuticals International, Inc.	6.3%	Citigroup, Inc.	3.8%
Level 3 Communications, Inc.	5.5%	Capital One Financial Corp.	3.8%
InterXion Holding NV	5.1%	Apple, Inc.	3.6%
EchoStar Corp.	4.5%	Bankers Petroleum Ltd.	3.3%
Delphi Automotive plc	4.1%	Fly Leasing Ltd. ADR	3.3%

Summary of Industry Exposure

As of 9/30/13

Diversified Financials	14.1%	Food & Staples Retailing	3.2%
Software & Services	10.1%	Semiconductors & Semiconductor Equipment	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	10.0%	Transportation	3.0%
Telecommunication Services	9.7%	Commercial & Professional Services	2.9%
Technology Hardware & Equipment	8.1%	Food, Beverage & Tobacco	2.3%
Energy	5.7%	Consumer Durables & Apparel	2.2%
Consumer Services	5.7%	Media	1.8%
Real Estate	4.4%	Miscellaneous	0.2%
Automobiles & Components	4.1%	Other Assets & Liabilities	6.2%
Capital Goods	3.3%

Summary of Country Exposure

As of 9/30/13 (percent of equity holdings)

United States	43.4%	United Kingdom	4.4%
Netherlands	11.2%	Switzerland	3.6%
Canada	10.3%	Ireland	3.5%
Brazil	7.5%	Hong Kong	3.2%
South Korea	6.1%	Singapore	1.9%
Australia	4.9%

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

	Shares/ Principal Amount	Value
COMMON STOCK — 93.62%
AUTOMOBILES & COMPONENTS — 4.12%
AUTO COMPONENTS — 4.12%
Delphi Automotive plc	342,900	$20,032,218

		20,032,218

CAPITAL GOODS — 3.29%
TRADING COMPANIES & DISTRIBUTORS — 3.29%
Fly Leasing Ltd. ADR	1,152,451	15,996,020

		15,996,020

COMMERCIAL & PROFESSIONAL SERVICES — 2.95%
COMMERCIAL SERVICES & SUPPLIES — 2.95%
Mineral Resources Ltd.	1,411,109	14,349,020

		14,349,020

CONSUMER DURABLES & APPAREL — 2.20%
HOUSEHOLD DURABLES — 2.20%
Cyrela Brazil Realty S.A.	340,200	2,571,110
[a] PDG Realty SA	7,315,000	8,119,343

		10,690,453

CONSUMER SERVICES — 5.68%
HOTELS, RESTAURANTS & LEISURE — 5.68%
[a] Galaxy Entertainment Group Ltd.	2,051,856	14,391,749
Paradise Co. Ltd.	581,797	13,263,570

		27,655,319

DIVERSIFIED FINANCIALS — 14.12%
CAPITAL MARKETS — 1.51%
UBS AG	359,646	7,357,164
CONSUMER FINANCE — 3.79%
Capital One Financial Corp.	268,542	18,459,577
DIVERSIFIED FINANCIAL SERVICES — 8.82%
Bank of America Corp.	880,500	12,150,900
Citigroup, Inc.	384,490	18,651,610
[a] ING Groep N.V.	1,071,400	12,104,306

		68,723,557

ENERGY — 5.75%
ENERGY EQUIPMENT & SERVICES — 2.40%
[a] Frank’s International N.V.	390,533	11,688,653
OIL, GAS & CONSUMABLE FUELS — 3.35%
[a] Bankers Petroleum Ltd.	4,337,800	16,297,545

		27,986,198

FOOD & STAPLES RETAILING — 3.18%
FOOD & STAPLES RETAILING — 3.18%
Walgreen Co.	287,650	15,475,570

		15,475,570

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 2.29%
FOOD PRODUCTS — 2.29%
BRF SA	456,900	$11,132,338

		11,132,338

MEDIA — 1.82%
MEDIA — 1.82%
Asian Pay Television Trust	13,664,793	8,877,132

		8,877,132

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.02%
PHARMACEUTICALS — 10.02%
Roche Holding AG	33,740	9,099,559
[a] Valeant Pharmaceuticals International, Inc.	295,417	30,820,855
Zoetis, Inc.	284,550	8,855,196

		48,775,610

REAL ESTATE — 4.35%
REAL ESTATE INVESTMENT TRUSTS — 4.35%
American Realty Capital Properties, Inc.	758,700	9,256,140
Ryman Hospitality Properties, Inc.	345,689	11,929,727

		21,185,867

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.00%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.00%
Samsung Electronics Co. Ltd.	11,496	14,623,055

		14,623,055

SOFTWARE & SERVICES — 10.11%
INFORMATION TECHNOLOGY SERVICES — 5.06%
[a] InterXion Holding NV	1,107,098	24,621,859
INTERNET SOFTWARE & SERVICES — 3.28%
[a] Google, Inc.	18,215	15,954,701
SOFTWARE — 1.77%
Microsoft Corp.	258,900	8,623,959

		49,200,519

TECHNOLOGY HARDWARE & EQUIPMENT — 8.07%
COMMUNICATIONS EQUIPMENT — 4.47%
[a] EchoStar Corp.	495,641	21,778,466
COMPUTERS & PERIPHERALS — 3.60%
Apple, Inc.	36,770	17,530,097

		39,308,563

TELECOMMUNICATION SERVICES — 9.69%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.69%
[a] Level 3 Communications, Inc.	1,010,526	26,970,939
Telefonica Brasil SA ADR	548,400	12,306,096
Telstra Corp. Ltd.	1,706,363	7,911,576

		47,188,611

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

	Shares/ Principal Amount	Value
TRANSPORTATION — 2.98%
AIR FREIGHT & LOGISTICS — 2.98%
TNT Express N.V.	1,589,900	$14,514,253

		14,514,253

TOTAL COMMON STOCK (Cost $361,846,272)		455,714,303

EXCHANGE-TRADED FUNDS — 0.18%
[a] SPDR Gold Trust	6,760	866,429

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,044,127)		866,429

SHORT TERM INVESTMENTS — 4.68%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 9/30/2013 due 10/1/2013, repurchase price $8,000,047 collateralized by 13 corporate debt securities and 6 U. S. Government debt securities, having an average coupon of 4.206%, a minimum credit rating of BBB-, maturity dates from 2/12/2016 to 2/1/2042, and having an aggregate market value of $8,573,298 at 9/30/2013	$8,000,000	8,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013	8,000,000	8,000,000
Southern California Edison, 0.25%, 10/1/2013	6,800,000	6,800,000

TOTAL SHORT TERM INVESTMENTS (Cost $22,800,000)		22,800,000

TOTAL INVESTMENTS — 98.48% (Cost $385,690,399)		$479,380,732

OTHER ASSETS LESS LIABILITIES — 1.52%		7,402,478

NET ASSETS — 100.00%		$486,783,210

Footnote Legenda

Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

See notes to financial statements.

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Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2013

ASSETS
Investments at value (cost $385,690,399) (Note 2)	$479,380,732
Cash	10,413,086
Receivable for fund shares sold	927,688
Unrealized appreciation on forward currency contracts (Note 7)	706,758
Dividends receivable	1,075,785
Dividend and interest reclaim receivable	161,931
Interest receivable	47
Prepaid expenses and other assets	40,462

Total Assets	492,706,489

LIABILITIES
Payable for investments purchased	3,698,729
Payable for fund shares redeemed	353,438
Unrealized depreciation on forward currency contracts (Note 7)	1,305,749
Payable to investment advisor and other affiliates (Note 3)	444,478
Accounts payable and accrued expenses	120,811
Dividends payable	74

Total Liabilities	5,923,279

NET ASSETS	$486,783,210

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,505,544)
Net unrealized appreciation	93,095,087
Accumulated net realized gain (loss)	(150,533,142)
Net capital paid in on shares of beneficial interest	545,726,809

$486,783,210

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($96,855,048 applicable to 4,911,793 shares of beneficial interest outstanding - Note 4)	$19.72
Maximum sales charge, 4.50% of offering price	0.93

Maximum offering price per share	$20.65

Class C Shares:
Net asset value and offering price per share* ($ 87,808,168 applicable to 4,530,496 shares of beneficial interest outstanding - Note 4)	$19.38

Class I Shares:
Net asset value, offering and redemption price per share ($249,283,044 applicable to 12,626,481 shares of beneficial interest outstanding - Note 4)	$19.74

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,652,987 applicable to 84,532 shares of beneficial interest outstanding - Note 4)	$19.55

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,161,169 applicable to 110,345 shares of beneficial interest outstanding - Note 4)	$19.59

Class R5 Shares:
Net asset value, offering and redemption price per share ($49,022,794 applicable to 2,481,294 shares of beneficial interest outstanding - Note 4)	$19.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $99,210)	$8,522,546
Interest income	74,149

Total Income	8,596,695

EXPENSES
Investment advisory fees (Note 3)	3,663,107
Administration fees (Note 3)
Class A Shares	109,555
Class C Shares	101,489
Class I Shares	99,628
Class R3 Shares	1,651
Class R4 Shares	2,244
Class R5 Shares	23,717
Distribution and service fees (Note 3)
Class A Shares	219,223
Class C Shares	811,995
Class R3 Shares	6,616
Class R4 Shares	4,484
Transfer agent fees
Class A Shares	93,555
Class C Shares	100,644
Class I Shares	204,634
Class R3 Shares	3,312
Class R4 Shares	7,086
Class R5 Shares	52,085
Registration and filing fees
Class A Shares	23,204
Class C Shares	19,938
Class I Shares	21,503
Class R3 Shares	20,875
Class R4 Shares	18,727
Class R5 Shares	18,697
Custodian fees (Note 3)	144,601
Professional fees	70,181
Accounting fees	10,055
Trustee fees	14,416
Other expenses	68,749

Total Expenses	5,935,971
Less:
Expenses reimbursed by investment advisor (Note 3)	(367,510)
Fees paid indirectly (Note 3)	(586)

Net Expenses	5,567,875

Net Investment Income	$3,028,820

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$35,962,031
Forward currency contracts (Note 7)	(1,702,031)
Foreign currency transactions	(142,011)

34,117,989

Net change in unrealized appreciation (depreciation) on:
Investments	55,088,946
Forward currency contracts (Note 7)	(3,731)
Foreign currency translations	9,843

55,095,058

Net Realized and Unrealized Gain	89,213,047

Net Increase in Net Assets Resulting from Operations	$92,241,867

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,028,820	$3,454,314
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	34,117,989	7,061,087
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	55,095,058	61,323,162

Net Increase (Decrease) in Net Assets Resulting from Operations	92,241,867	71,838,563

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(718,838)	(1,101,887)
Class C Shares	—	(818,921)
Class I Shares	(3,552,432)	(2,138,758)
Class R3 Shares	(15,293)	(1,619)
Class R4 Shares	(18,722)	(14,589)
Class R5 Shares	(880,174)	(604,925)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	1,325,826	(11,261,925)
Class C Shares	(6,075,308)	(8,102,839)
Class I Shares	38,975,631	23,854,604
Class R3 Shares	481,465	733,390
Class R4 Shares	460,617	225,946
Class R5 Shares	(11,216,085)	9,951,359

Net Increase in Net Assets	111,008,554	82,558,399

NET ASSETS
Beginning of Year	375,774,656	293,216,257

End of Year	$486,783,210	$375,774,656

Distributions in excess of net investment income	$(1,505,544)	$(4,725,571)

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date. Exchange-traded funds are primarily valued using the closing price on the valuation date.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$455,714,303	$455,714,303	$—	$—
Exchange–Traded Funds	866,429	866,429	—	—
Short Term Investments	22,800,000	—	22,800,000	—

Total Investments in Securities	$479,380,732	$456,580,732	$22,800,000	$—
Other Financial Instruments**
Forward Currency Contracts	$706,758	$—	$706,758	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,305,749)	$—	$(1,305,749)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $14,557 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,815 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I, Class R3, Class R4, and Class R5 expenses do not exceed 0.99%, 1.50%, 1.40%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $243,004 for Class I shares, $25,322 for Class R3 shares, $24,446 for Class R4 shares, and $74,738 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $586.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,046,884	$18,540,353	853,746	$12,457,821
Shares issued to shareholders in reinvestment of dividends	37,924	680,864	70,808	989,188
Shares repurchased	(1,001,012)	(17,895,391)	(1,687,138)	(24,708,934)

Net increase (decrease)	83,796	$1,325,826	(762,584)	$(11,261,925)

Class C Shares
Shares sold	428,607	$7,505,412	538,895	$7,769,777
Shares issued to shareholders in reinvestment of dividends	—	—	48,742	672,643
Shares repurchased	(789,625)	(13,580,720)	(1,140,342)	(16,545,259)

Net increase (decrease)	(361,018)	$(6,075,308)	(552,705)	$(8,102,839)

Class I Shares
Shares sold	4,300,906	$78,134,818	4,505,733	$64,312,088
Shares issued to shareholders in reinvestment of dividends	184,266	3,302,095	138,782	1,942,947
Shares repurchased	(2,403,672)	(42,461,282)	(2,873,125)	(42,400,431)

Net increase (decrease)	2,081,500	$38,975,631	1,771,390	$23,854,604

Class R3 Shares
Shares sold	36,597	$621,846	52,219	$759,470
Shares issued to shareholders in reinvestment of dividends	359	6,326	104	1,439
Shares repurchased	(8,663)	(146,707)	(1,812)	(27,519)

Net increase (decrease)	28,293	$481,465	50,511	$733,390

Class R4 Shares
Shares sold	54,964	$960,249	38,859	$586,646
Shares issued to shareholders in reinvestment of dividends	1,032	18,376	1,050	14,589
Shares repurchased	(29,237)	(518,008)	(25,057)	(375,289)

Net increase (decrease)	26,759	$460,617	14,852	$225,946

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	134,426	$2,354,735	746,703	$10,797,179
Shares issued to shareholders in reinvestment of dividends	49,731	880,175	42,912	601,202
Shares repurchased	(833,812)	(14,450,995)	(97,533)	(1,447,022)

Net increase (decrease)	(649,655)	$(11,216,085)	692,082	$9,951,359

NOTE 5 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $273,112,696 and $261,101,580, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$390,212,086

Gross unrealized appreciation on a tax basis	$108,019,392
Gross unrealized depreciation on a tax basis	(18,850,746)

Net unrealized appreciation (depreciation) on investments (tax basis)	$89,168,646

During the year ended September 30, 2013, the Fund utilized $24,184,693 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2013, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows.

2017	$7,829,388
2018	140,739,212

$148,568,600

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $5,168,245 and increased accumulated net realized loss by $5,168,245. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses) and from passive foreign investment company, partnership and other investment tax adjustments.

At September 30, 2013, the Fund had tax basis distributable ordinary income of $452,610 and no tax basis distributable capital gains.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$5,185,459	$4,409,376
Capital gains	—	—

Total	$5,185,459	$4,409,376

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $43,495,152. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	9,111,600	11/15/2013	8,475,788	$496,040	$—
Australian Dollar	Sell	4,552,100	11/15/2013	4,234,452	90,498	—
Australian Dollar	Sell	2,557,800	11/15/2013	2,379,315	—	(75,044)
Australian Dollar	Sell	3,160,400	11/15/2013	2,939,866	—	(95,695)
Euro	Sell	4,892,300	02/10/2014	6,620,964	—	(174,918)
Euro	Sell	26,054,800	02/10/2014	35,261,101	—	(625,153)
Swiss Franc	Buy	1,514,000	10/03/2013	1,674,144	71,434	—
Swiss Franc	Buy	711,800	10/03/2013	787,091	48,786	—
Swiss Franc	Sell	1,835,200	10/03/2013	2,029,319	—	(156,590)
Swiss Franc	Sell	3,613,000	10/03/2013	3,995,167	—	(178,349)

Total					$706,758	$(1,305,749)

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2013

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$706,758

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,305,749)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(1,702,031)	$(1,702,031)

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(3,731)	$(3,731)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year )+								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60	1.46	1.46	1.46		24.50	66.12	$96,855
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94	1.49	1.49	1.49		23.22	66.07	$77,103
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13	1.48	1.48	1.48		(4.81)	70.33	$73,538
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29	1.47	1.47	1.47		7.98	66.27	$92,927
2009(b)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96	1.53	1.52	1.55		3.60	103.02	$82,309
Class C Shares
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)	2.22	2.22	2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17	2.27	2.27	2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40	2.23	2.23	2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48	2.28	2.28	2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36	2.31	2.31	2.35		2.79	103.02	$81,334
Class I Shares
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07	0.99	0.99	1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44	0.99	0.99	1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65	0.99	0.99	1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78	0.99	0.99	1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65	0.99	0.99	1.33		4.16	103.02	$107,132
Class R3 Shares
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60	1.49	1.49	3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75	1.50	1.50	9.01	(c)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12	1.49	1.49	14.23	(c)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28	1.46	1.46	32.05	(c)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57	1.50	1.49	116.95	(c)	3.61	103.02	$20
Class R4 Shares
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68	1.40	1.40	2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05	1.40	1.40	3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23	1.40	1.40	3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38	1.40	1.40	3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19	1.40	1.40	14.73	(c)	3.73	103.02	$1,244
Class R5 Shares
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03	0.99	0.99	1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44	0.99	0.99	1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84	0.99	0.99	1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46	0.99	0.99	1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36	0.97	0.97	239.11	(c)	4.25	103.02	$86

(a)	Not annualized for periods less than one year. (b) Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$1,095.50	$7.67
Hypothetical*	$1,000.00	$1,017.74	$7.39
Class C Shares
Actual	$1,000.00	$1,091.20	$11.66
Hypothetical*	$1,000.00	$1,013.92	$11.23
Class I Shares
Actual	$1,000.00	$1,098.30	$5.21
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$1,095.20	$7.77
Hypothetical*	$1,000.00	$1,017.65	$7.49
Class R4 Shares
Actual	$1,000.00	$1,096.20	$7.36
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$1,098.20	$5.21
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.22%; I: 0.99%; R3: 1.48%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Global Opportunities Fund versus MSCI All Country (AC) World Index

(July 28, 2006 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)	18.92%	11.72%	9.30%	8.81%
C Shares (Incep: 7/28/06)	22.52%	12.59%	9.46%	8.66%
I Shares (Incep: 7/28/06)	25.08%	14.01%	10.86%	10.06%
R3 Shares (Incep: 2/1/08)	24.37%	13.43%	10.30%	3.70%
R4 Shares (Incep: 2/1/08)	24.57%	13.57%	10.41%	3.79%
R5 Shares (Incep: 2/1/08)	25.13%	14.03%	10.87%	4.24%
MSCI AC World Index (Since: 7/28/06)	17.73%	10.21%	7.71%	4.42%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 39 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, the Thornburg Global Opportunities Fund is reporting 96.2% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 25.95% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2013 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2013, foreign source income and foreign taxes paid are $4,368,059 and $99,210, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan their evaluation of the Advisor’s performance, and to discuss the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over various periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the six calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year exceeded the average return for the fund category and the return for the index, and that the Fund’s investment returns were comparable to the average return for the category and the return of the index in one of the preceding five years and exceeded the average returns for the category and the returns for the index in three of the preceding five years. Other noted quantitative data showed that the Fund’s annualized investment returns fell near the midpoint of performance for the fund category for the three-month period ended with the second quarter of the current year, fell in the second quartile of the category for the year-to-date, three-year and five-year periods, and fell within the top decile of the category for the one-year period. Data presented to the Trustees also demonstrated the Fund’s higher cumulative investment return since its inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and somewhat higher than the average fee rates for the fund category, and that the overall expense ratio of a reference share class of the Fund was slightly higher than the

Certified Annual Report    39

OTHER INFORMATION CONTINUED

Thornburg Global Opportunities Fund	September 30, 2013 (Unaudited)

median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and costs charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

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This page is not part of the Annual Report.    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg Investment Management®

Thornburg Developing World Fund

Informational Brochure and Annual Report – September 30, 2013

Includes All Share Classes

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Thornburg Developing World Fund

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investment in the Fund's portfolio normally will be weighted in favor of equity securities.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2013. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (Brazil, India, Indonesia, Philippines, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

S&P 500 Index – an unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

BRIC Countries – A reference to the emerging market countries of Brazil, Russia, India and China.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to Cash Flow – The measure of the market’s expectations regarding a firm’s future financial health. It is calculated by dividing price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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THORNBURG DEVELOPING WORLD FUND

Portfolio Manager

Lewis Kaufman, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.85%, as disclosed in the most recent Prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2014, resulting in a net expense ratio of 1.83%. For more detailed information, please see the fund’s prospectus.

Philosophy/Strategy

•	A flexible approach to developing markets targeting long-term capital appreciation, with an emphasis on risk-adjusted return.

•	Focus on self-funding businesses predicated on sound business fundamentals rather than financial leverage.

•	The ability to pursue the best risk-adjusted developing country opportunities, irrespective of domicile.

•	The portfolio is diversified across basic value, consistent earner, and emerging franchise companies.

A Case for Developing Markets

•

The Developing World Fund can complement the dollar diversification provided by other international strategies. Developing world currencies may benefit from manageable public debt/GDP ratios, current account and budget surpluses, and above-average GDP growth potential.

•

Household debt levels in the developing world are generally lower than those in the developed world, thereby presenting the possibility of increasing credit penetration and stronger domestic consumption.

•

Structural reforms surrounding health insurance, social security, education and currency should lead to stronger domestic consumption in many developing markets, while helping to smooth the transition away from export-driven growth models.

•	Many developing world countries have funded recent stimulus initiatives through reserves built earlier in the decade, and remain on sound fiscal footing.

Average Annual Total Returns

For Periods Ended September 30, 2013

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/16/09)
Without sales charge	13.19%	7.23%	11.12%
With sales charge	8.10%	5.59%	9.78%
MSCI Emerging Markets Index (Since 12/16/09)	0.98%	-0.33%	2.92%

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Why Thornburg?

•	We have aligned interests. We are a privately held business, we invest side by side with our clients, and we are investment driven not market driven.

•	Collaborative, team-oriented approach provides for input from multiple members of the Thornburg Investment Management team and provides an installed base of knowledge on existing holdings.

•	We believe that stock selection is the best form of risk management. In-depth research allows the team to have a more intimate understanding of the companies in the portfolio.

Basket Summary

•

Basic Value Companies – Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

•

Consistent Earners – Companies which normally exhibit steady earnings growth, cashflow characteristics, and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

•

Emerging Franchises – Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above average rate.

Stocks Contributing and Detracting

For the Year Ended September 30, 2013

Top Contributors	Top Detractors

Biostime International Holdings Ltd.	International Meal Company Holdings S.A.

Galaxy Entertainment Group Ltd.	HDFC Bank Ltd. ADR

Magnit OJCS GDR	TTK Prestige Ltd.

NagaCorp Ltd.	Tullow Oil plc

Yandex NV	Siam Commercial Bank Public Co. Ltd.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2013

Portfolio P/E Trailing 12-months*	22.3x

Portfolio Price to Cash Flow*	15.6x

Portfolio Price to Book Value*	4.4x

Median Market Cap*	$3.8 B

Number of Companies	62

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2013

Basket Structure

As of September 30, 2013

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Thornburg Developing World Fund –

September 30, 2013

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position and the results of their operations for the period presented.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 16, 2013

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Developing World Fund for the period ended September 30, 2013. The net asset value (NAV) of a Class A share of the Fund increased $2.06 to $17.77 per share in the past 12 months, representing a total return of 13.19% compared to 0.98% for the MSCI Emerging Markets Index. While positive returns suggest a constructive market backdrop, they embed an 11.78% rally between November 16, 2012, and January 3, 2013, a 17.26% decline between January 3, 2013, and June 24, 2013, and a 12.66% increase between June 24, 2013, and September 30, 2013. This volatility reflects disparate factors but can be distilled to two key issues: the possibility of reduced monetary accommodation from the U.S. Federal Reserve (the Fed), and narrowing relative growth rate differentials for developed and emerging markets. Reflecting these concerns, the MSCI Emerging Markets Index underperformed the S&P 500 Index by 18.36%, 37.31%, and 58.15% for the one-, two-, and three-year periods ended September 30, 2013. We believe these two issues explain much of the relative weakness in emerging markets equities in the last year, and are likely to permeate the landscape for emerging-market investors in the near future (and perhaps a sustained period).

With respect to U.S. monetary accommodation, the pace of tapering in the United States is an open question. We believe that a modest reduction in asset purchases is likely by early 2014; that market interest rates are likely to rise with this initial reduction in asset purchases, and; that rates can rise further if and when the Fed raises policy rates. Said differently, we are most likely on an inexorable march toward global higher interest rates over the next 18 months. This dynamic is important for emerging-market equities not only because it implies a higher cost of capital, but also because imbalances that have been sustained for years (i.e., large current account deficits funded with stock and bond flows) can no longer be funded with ease. For this reason, regardless of when the taper actually begins, the effects of tighter U.S. policy are already visible in many emerging markets. Indeed, emerging-market stock and bond flows have been negative in recent quarters, exerting pressure on both markets and currencies – even as reduced asset purchases have not yet occurred and U.S. policy rates have yet to rise. Similarly, emerging-markets interest rates are in many cases already rising as central bankers seek to defend their currencies and protect against the inflationary forces of diminished purchasing power.

Equally concerning are narrowing relative growth rate differentials for emerging markets versus developed markets. For example, BRIC (Brazil, Russia, India, and China) countries economic growth has slowed from approximately 6.2% for the year ended 2011 to an estimated 4.6% for the year ended 2013. This is occurring at a time when economic growth rates in the U.S., Europe and

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

Japan are generally accelerating (albeit off low levels, and against a backdrop of structural constraints). Admittedly, this narrowing growth rate differential has been visible for some time, and is arguably reflected to some degree in the relative underperformance of emerging markets equities. It is no great secret that China pursued an unsustainable level of fixed asset investment in the aftermath of the global financial crisis, or that Russian growth domestic product (GDP) growth has decelerated because the investment climate is poor, or that India cannot sustain its current level of fiscal transfers, or that Brazil’s regulatory backdrop and consumer indebtedness have made higher economic growth elusive. Less well understood are the second-order effects of the less accommodative monetary backdrop. Specifically, the most externally dependent countries are proving to be the most vulnerable to GDP growth pressures as regulators fight against capital flight, currency declines, and inflation with anti-growth measures. For example, in recent months, policy makers have raised interest rates in Brazil and Indonesia, and in this sense are prioritizing currency and inflation stability over growth. In countries with persistent imbalances where similar dynamics exist, earnings estimates for many companies remain too high.

Against this backdrop of tighter monetary policy and slowing growth, we believe our core investment philosophy has provided a useful construct for navigating a potentially difficult emerging-markets environment. At the investment level, we have long focused on financially sound, self-funding companies. Thus, we believe that we own companies that are less likely to impair capital by raising equity or addressing financing needs during periods of market duress, which have occurred with great frequency in recent months. Moreover, we generally own businesses with the wherewithal to continue their investment programs as access to capital becomes more challenging. At the country level, our focus on countries and currencies with favorable balance of payment outlooks and limited dependence on foreign capital has helped to mitigate the Fund’s volatility in dollar terms. Notably, we were approximately 12.57% underweight a group of five countries generally acknowledged by most market participants to be externally vulnerable (Brazil, South Africa, India, Indonesia, and Turkey); our aggregate exposure to this group is 16.40%, versus 29.03% for the benchmark, as of September 30, 2013.

It is worth noting that while there may be a protracted period of adjustment for some troubled countries, emerging markets continue to feature attractive attributes relative to their developed market counterparts, including low per capita GDP levels, low household credit penetration, high savings rates, and low government debt levels. Thus, there is some logic in taking advantage of opportunities afforded by this volatile, policy-driven environment. For example, countries with less exposure to tapering pressures such as the Philippines, China, Russia, and Saudi Arabia continue to stand out on a risk-adjusted basis during periods of high correlation and market duress – or, as we are fond of saying, “when the market is not making a distinction between the good stuff and the bad stuff.” There is even some logic to a tactical approach to some of the more troubled places, even as we de-

8    Certified Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

emphasize such countries at the portfolio level. Indeed, of our top five holdings sold during the fiscal year, one is Indian and another is Brazilian – even though we remain underweight in both countries. Ultimately, we are focused on constructing a portfolio with the potential to generate attractive long-term returns while mitigating the Fund’s exposure to the many risks inherent in emerging-markets investing.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2013

Top Ten Equity Holdings As of 9/30/13

Kroton Educacional S.A.	3.0%	Credicorp Ltd.	2.3%
Jeronimo Martins SGPS SA	2.6%	Anton Oilfield Services Group	2.2%
Galaxy Entertainment Group Ltd.	2.6%	Qualicorp SA	2.1%
Qualcomm, Inc.	2.5%	Southern Copper Corp.	2.1%
HDFC Bank Ltd. ADR	2.4%	Al Tayyar Travel Group	2.0%

Summary of Industry Exposure As of 9/30/13

Consumer Services	17.5%	Technology Hardware & Equipment	2.5%
Banks	11.9%	Health Care Equipment & Services	2.1%
Software & Services	10.8%	Materials	2.1%
Food & Staples Retailing	9.9%	Diversified Financials	1.9%
Consumer Durables & Apparel	7.6%	Semiconductors & Semiconductor Equipment	1.7%
Food, Beverage & Tobacco	5.1%	Pharmaceuticals, Biotechnology & Life Sciences	1.1%
Energy	5.0%	Capital Goods	0.9%
Household & Personal Products	4.8%	Media	0.6%
Retailing	3.6%	Other Assets & Liabilities	8.3%
Transportation	2.6%

Summary of Country Exposure As of 9/30/13 (percent of equity holdings)

China	16.5%	Peru	2.5%
United States	11.0%	Cambodia	2.1%
Brazil	10.3%	Italy	2.1%
Thailand	7.0%	Switzerland	2.1%
Mexico	6.5%	Laos	1.8%
Russia	6.1%	Colombia	1.4%
India	5.2%	France	1.2%
Philippines	5.0%	Nigeria	1.2%
Poland	5.0%	Costa Rica	1.1%
Taiwan	3.9%	South Africa	1.1%
Indonesia	3.0%	Panama	1.0%
Saudi Arabia	2.8%	Malaysia	0.1%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

	Shares/ Principal Amount	Value
COMMON STOCK — 91.70%

BANKS — 11.93%
COMMERCIAL BANKS — 11.93%
Credicorp Ltd.	234,034	$30,064,008
Guaranty Trust Bank plc	87,958,870	13,689,460
HDFC Bank Ltd. ADR	999,170	30,754,453
PT Bank Mandiri Tbk	30,454,751	20,908,054
Sberbank ADR	2,022,120	24,326,104
Security Bank Corp.	4,270,140	12,857,495
Siam Commercial Bank PCL	4,672,204	22,106,336

		154,705,910

CAPITAL GOODS — 0.91%
INDUSTRIAL CONGLOMERATES — 0.91%
Alliance Global Group, Inc.	21,765,925	11,747,801

		11,747,801

CONSUMER DURABLES & APPAREL — 7.64%
HOUSEHOLD DURABLES — 1.27%
TTK Prestige Ltd.	309,881	16,482,769
TEXTILES, APPAREL & LUXURY GOODS — 6.37%
Compagnie Financiere Richemont SA	253,057	25,351,870
[a] Eclat Textile Co. Ltd.	2,810,154	24,663,813
LPP S.A.	2,676	7,412,268
Prada S.p.A.	2,666,200	25,129,156

		99,039,876

CONSUMER SERVICES — 17.47%
DIVERSIFIED CONSUMER SERVICES — 3.61%
Kroton Educacional S.A.	2,770,070	39,383,164
New Oriental Education & Technology Group, Inc. ADR	299,600	7,460,040
HOTELS, RESTAURANTS & LEISURE — 13.86%
Al Tayyar Travel Group	1,077,564	26,003,478
[a] Alsea SAB de C.V.	9,026,080	25,258,819
[a] Bloomberry Resorts Corp.	47,336,351	10,893,666
[a] Galaxy Entertainment Group Ltd.	4,760,837	33,392,583
Herfy Food Services Co.	230,755	7,383,668
[a] International Meal Co. Holdings S.A.	1,362,710	12,297,162
[a] Jubilant FoodWorks Ltd.	781,080	14,433,854
NagaCorp Ltd.	29,472,000	24,889,645
Yum! Brands, Inc.	351,384	25,085,304

		226,481,383

DIVERSIFIED FINANCIALS — 1.90%
CONSUMER FINANCE — 1.90%
[a] First Cash Financial Services, Inc.	426,363	24,707,736

		24,707,736

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

	Shares/ Principal Amount	Value
ENERGY — 5.02%
ENERGY EQUIPMENT & SERVICES — 2.16%
Anton Oilfield Services Group	42,245,642	$28,051,555
OIL, GAS & CONSUMABLE FUELS — 2.86%
[a] Coastal Energy Co.	1,097,377	20,209,933
[a] Gran Tierra Energy, Inc.	2,365,703	16,788,786

		65,050,274

FOOD & STAPLES RETAILING — 9.91%
FOOD & STAPLES RETAILING — 9.91%
[a] China Huishan Dairy Holdings Co. Ltd.	7,586,888	2,445,522
Clicks Group Ltd.	2,403,132	13,104,403
Eurocash SA	1,168,928	18,012,013
Jeronimo Martins SGPS SA	1,646,787	33,818,862
Magnit OJCS GDR	375,236	23,170,823
PriceSmart, Inc.	141,268	13,454,364
Puregold Price Club, Inc.	25,533,360	24,454,320

		128,460,307

FOOD, BEVERAGE & TOBACCO — 5.06%
BEVERAGES — 2.95%
Fomento Economico Mexicano SAB de CV	250,942	24,363,958
Remy Cointreau SA	130,725	13,930,583
FOOD PRODUCTS — 2.11%
Biostime International Holdings Ltd.	3,399,682	25,708,345
Oldtown Berhad	1,908,906	1,581,238

		65,584,124

HEALTH CARE EQUIPMENT & SERVICES — 2.12%
HEALTH CARE PROVIDERS & SERVICES — 2.12%
[a] Qualicorp SA	3,016,100	27,557,652

		27,557,652

HOUSEHOLD & PERSONAL PRODUCTS — 4.79%
HOUSEHOLD PRODUCTS — 1.86%
Colgate-Palmolive Co.	406,266	24,091,574
PERSONAL PRODUCTS — 2.93%
Hengan International Group Co. Ltd.	1,605,254	18,772,359
Prince Frog International Holdings Ltd.	27,805,631	19,251,955

		62,115,888

MATERIALS — 2.09%
METALS & MINING — 2.09%
Southern Copper Corp.	994,698	27,095,574

		27,095,574

MEDIA — 0.55%
MEDIA — 0.55%
VGI Global Media PCL	18,894,600	7,127,758

		7,127,758

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.10%
PHARMACEUTICALS — 1.10%
China Medical System Holdings Ltd.	16,651,300	$14,234,082

		14,234,082

RETAILING — 3.58%
MULTILINE RETAIL — 1.97%
[a] Matahari Department Store Tbk	16,010,703	14,517,477
Robinson Department Store PCL	7,278,497	11,052,705
SPECIALTY RETAIL — 1.61%
Kolao Holdings	690,005	20,899,028

		46,469,210

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.65%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.65%
Hermes Microvision, Inc.	734,094	21,352,212

		21,352,212

SOFTWARE & SERVICES — 10.81%
INTERNET SOFTWARE & SERVICES — 8.45%
[a] Facebook, Inc.	482,522	24,241,905
[a] Forgame Holdings Ltd.	285,400	1,895,604
MercadoLibre, Inc.	152,944	20,633,675
[a] SINA Corp.	92,264	7,489,069
Tencent Holdings Ltd.	451,903	23,702,490
[a] Yandex NV	681,730	24,828,607
[a] YY, Inc.	143,807	6,727,291
SOFTWARE — 2.36%
Linx S.A.	1,376,600	23,136,918
[a] NQ Mobile, Inc. ADR	343,718	7,489,615

		140,145,174

TECHNOLOGY HARDWARE & EQUIPMENT — 2.53%
COMMUNICATIONS EQUIPMENT — 2.53%
Qualcomm, Inc.	487,698	32,851,337

		32,851,337

TRANSPORTATION — 2.64%
AIRLINES — 0.89%
Copa Holdings SA	83,024	11,512,938
TRANSPORTATION INFRASTRUCTURE — 1.75%
Airports of Thailand Public Company Ltd.	3,767,700	22,704,970

		34,217,908

TOTAL COMMON STOCK (Cost $1,127,055,072)		1,188,944,206

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.32%
Bank of New York Tri-Party Repurchase Agreement 0.21% dated 09/30/2013, due 10/1/2013, repurchase price $13,000,076 collateralized by 10 corporate debt securities having an average coupon of 5.189%, a minimum credit rating of BBB, maturity dates from 5/1/2018 to 1/15/2038, and having an aggregate market value of $13,879,994 at 9/30/2013	$13,000,000	$13,000,000
Eni Finance USA, Inc., 0.30%, 10/1/2013	17,000,000	17,000,000
Northeast Utilities, 0.20%, 10/1/2013	26,000,000	26,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $56,000,000)		56,000,000

TOTAL INVESTMENTS — 96.02% (Cost $1,183,055,072)		$1,244,944,206
OTHER ASSETS LESS LIABILITIES — 3.98%		51,562,630

NET ASSETS — 100.00%		$1,296,506,836

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

14    Certified Annual Report

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Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2013

ASSETS
Investments at value (cost $1,183,055,072) (Note 2)	$1,244,944,206
Cash	26,240,620
Cash denominated in foreign currency (cost $3,828,101)	3,827,708
Receivable for investments sold	7,421,317
Receivable for fund shares sold	55,742,857
Dividends receivable	580,239
Dividend and interest reclaim receivable	73,599
Interest receivable	76
Prepaid expenses and other assets	60,572

Total Assets	1,338,891,194

LIABILITIES
Payable for investments purchased	37,024,608
Payable for fund shares redeemed	1,332,064
Unrealized depreciation on forward currency contracts (Note 7)	2,791,084
Payable to investment advisor and other affiliates (Note 3)	1,027,987
Accounts payable and accrued expenses	208,615

Total Liabilities	42,384,358

NET ASSETS	$1,296,506,836

NET ASSETS CONSIST OF:
Undistributed net investment income	$465,891
Net unrealized appreciation	59,095,212
Accumulated net realized gain (loss)	(20,899,089)
Net capital paid in on shares of beneficial interest	1,257,844,822

$1,296,506,836

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	September 30, 2013

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($347,072,375 applicable to 19,535,865 shares of beneficial interest outstanding - Note 4)	$17.77
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.61

Class C Shares:
Net asset value and offering price per share* ($106,168,103 applicable to 6,122,597 shares of beneficial interest outstanding - Note 4)	$17.34

Class I Shares:
Net asset value, offering and redemption price per share ($828,147,154 applicable to 45,871,982 shares of beneficial interest outstanding - Note 4)	$18.05

Class R5 Shares:
Net asset value, offering and redemption price per share ($697,324 applicable to 38,648 shares of beneficial interest outstanding - Note 4)	$18.04

Class R6 Shares:
Net asset value, offering and redemption price per share ($14,421,880 applicable to 797,507 shares of beneficial interest outstanding - Note 4)	$18.08

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $460,710)	$7,640,264
Interest income	84,398

Total Income	7,724,662

EXPENSES
Investment advisory fees (Note 3)	4,781,545
Administration fees (Note 3)
Class A Shares	177,708
Class C Shares	52,212
Class I Shares	156,259
Class R5 Shares	78
Distribution and service fees (Note 3)
Class A Shares	350,928
Class C Shares	417,697
Transfer agent fees
Class A Shares	118,582
Class C Shares	46,457
Class I Shares	138,232
Class R5 Shares	1,167
Class R6 Shares	2,476
Registration and filing fees
Class A Shares	54,432
Class C Shares	30,631
Class I Shares	125,114
Class R5 Shares	24,314
Class R6 Shares	21,365
Custodian fees (Note 3)	411,038
Professional fees	66,513
Accounting fees	6,277
Trustee fees	16,433
Other expenses	161,356

Total Expenses	7,160,814
Less:
Expenses reimbursed by investment advisor (Note 3)	(315,518)
Investment advisory fees waived by investment advisor (Note 3)	(517,162)
Fees paid indirectly (Note 3)	(142)

Net Expenses	6,327,992

Net Investment Income	$1,396,670

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2013

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gain taxes paid of $2,014)	$(16,097,027)
Forward currency contracts (Note 7)	483,430
Foreign currency transactions	(374,774)

(15,988,371)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $104,746)	48,708,682
Forward currency contracts (Note 7)	(2,700,571)
Foreign currency translations	(3,102)

46,005,009

Net Realized and Unrealized Gain	30,016,638

Net Increase in Net Assets Resulting from Operations	$31,413,308

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,396,670	$140,440
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions, net of foreign capital gains taxes paid	(15,988,371)	(2,778,899)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	46,005,009	19,227,506

Net Increase (Decrease) in Net Assets Resulting from Operations	31,413,308	16,589,047

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(30,996)	—
Class I Shares	(445,713)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	297,364,931	7,947,002
Class C Shares	94,374,393	923,614
Class I Shares	756,746,811	17,833,797
Class R5 Shares	683,542	—
Class R6 Shares	13,901,372	—

Net Increase in Net Assets	1,194,007,648	43,293,460

NET ASSETS
Beginning of Year	102,499,188	59,205,728

End of Year	$1,296,506,836	$102,499,188

Undistributed net investment income	$465,891	$—

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2013

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit rating, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2013. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2013
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,188,944,206	$1,124,056,833	$64,887,373	$—
Short Term Investments	56,000,000	—	56,000,000	—

Total Investments in Securities	$1,244,944,206	$1,124,056,833	$120,887,373	$—
Other Financial Instruments**
Spot Currency	$65,665	$65,665	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,791,084)	$—	$(2,791,084)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), it is the policy of the Fund to disclose transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2013, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2013, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2013, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2013, the Distributor has advised the Fund that it earned commissions aggregating $161,294 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,128 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2013, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2013, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, Class I, Class R5, and Class R6 expenses do not exceed 1.83%, 2.38%, 1.09%, 1.09%, and 0.99%, respectively. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2014, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2013, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $7,264 for Class A shares, $14,725 for Class C shares, $244,272 for Class I shares, $25,416 for Class R5 shares, and $23,841 for Class R6 shares, and voluntarily waived investment advisory fees of $517,162.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2013, fees paid indirectly were $142.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,453,529	$338,888,450	1,082,854	$15,910,582
Shares issued to shareholders in reinvestment of dividends	1,867	29,767	—	—
Shares repurchased	(2,427,380)	(41,553,286)	(570,116)	(7,963,630)
Redemption fees received*	—	—	—	50

Net increase (decrease)	17,028,016	$297,364,931	512,738	$7,947,002

Class C Shares
Shares sold	5,727,322	$98,637,056	244,119	$3,529,222
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(252,716)	(4,262,663)	(182,871)	(2,605,622)
Redemption fees received*	—	—	—	14

Net increase (decrease)	5,474,606	$94,374,393	61,248	$923,614

Class I Shares
Shares sold	49,361,214	$874,895,509	1,646,787	$24,383,131
Shares issued to shareholders in reinvestment of dividends	21,647	349,371	—	—
Shares repurchased	(6,837,358)	(118,498,069)	(460,724)	(6,549,398)
Redemption fees received*	—	—	—	64

Net increase (decrease)	42,545,503	$756,746,811	1,186,063	$17,833,797

Class R5 Shares**
Shares sold	39,400	$696,856	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(752)	(13,314)	—	—
Redemption fees received*	—	—	—	—

Net increase (decrease)	38,648	$683,542	—	$—

Class R6 Shares**
Shares sold	841,101	$14,680,898	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(43,594)	(779,526)	—	—
Redemption fees received*	—	—	—	—

Net increase (decrease)	797,507	$13,901,372	—	$—

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.
**	Inception date for this share Class was February 1, 2013.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

NOTE 5 –   INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,354,104,160 and $293,331,059, respectively.

NOTE 6 –   INCOME TAXES

At September 30, 2013, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,188,667,079

Gross unrealized appreciation on a tax basis	$109,004,191
Gross unrealized depreciation on a tax basis	(52,727,064)

Net unrealized appreciation (depreciation) on investments (tax basis)	$56,277,127

At September 30, 2013, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2012 of $14,340,933. For tax purposes, such losses will be reflected in the year ending September 30, 2014.

At September 30, 2013, the Fund had cumulative tax basis short-term capital losses of $3,737,233 generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards may be carried forward indefinitely.

At September 30, 2013, the Fund had $505,256 of tax basis distributable ordinary income and no tax basis distributable capital gains.

The tax character of distributions paid during the years ended September 30, 2013, and September 30, 2012, was as follows:

	2013	2012
Distributions from:
Ordinary income	$476,709	$—
Capital gains	—	—

Total	$476,709	$—

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $376,789, and decreased undistributed net investment income by $376,789. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses) and foreign capital gains.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2013, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2013 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the year ended September 30, 2013 was $25,379,376. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2013:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2013

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	8,512,800	01/10/2014	11,519,572	$—	$(144,939)
Euro	Sell	6,592,600	01/10/2014	8,921,146	—	(163,536)
Euro	Sell	36,923,800	01/10/2014	49,965,508	—	(2,482,609)

Total					$—	$(2,791,084)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2013 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2013

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,791,084)

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2013

The net realized gain(loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2013 are disclosed in the following tables:

Amount of Net Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$483,430	$483,430

Amount of Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2013

	Total	Forward Currency Contracts
Foreign exchange contracts	$(2,700,571)	$(2,700,571)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2013 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(b)(c)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(c)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(c)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581
Class R5 Shares
2013(e)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(d)	1.07	(d)	1.07	(d)	17.45	(d)(f)	3.14	61.67	$697
Class R6 Shares
2013(e)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 16, 2009.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2013.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Developing World Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2013

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2013, and held until September 30, 2013.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period† 4/1/13–9/30/13
Class A Shares
Actual	$1,000.00	$992.70	$7.27
Hypothetical*	$1,000.00	$1,017.77	$7.37
Class C Shares
Actual	$1,000.00	$988.60	$11.19
Hypothetical*	$1,000.00	$1,013.81	$11.33
Class I Shares
Actual	$1,000.00	$994.50	$5.16
Hypothetical*	$1,000.00	$1,019.90	$5.22
Class R5 Shares
Actual	$1,000.00	$993.90	$5.34
Hypothetical*	$1,000.00	$1,019.72	$5.41
Class R6 Shares
Actual	$1,000.00	$994.50	$4.90
Hypothetical*	$1,000.00	$1,020.16	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.24%; I: 1.03%; R5: 1.07%; R6: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Developing World Fund versus MSCI Emerging Markets Index

(December 16, 2009 to September 30, 2013)

Average Annual Total Returns

For Periods Ended September 30, 2013 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/16/09)	8.10%	5.59%	9.78%
C Shares (Incep: 12/16/09)	11.31%	6.44%	10.37%
I Shares (Incep: 12/16/09)	13.74%	7.81%	11.75%
R5 Shares (Incep: 2/1/13)*	—	—	3.14%
R6 Shares (Incep: 2/1/13)*	—	—	3.26%
MSCI Emerging Markets Index (Since 12/16/09)	0.98%	-0.33%	2.92%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R5, and R6 shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 68 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman, controlling shareholder, and until 2010, CEO of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit); Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 58 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997 (5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 68 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 72 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Susan H. Dubin, 64 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 52 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 59 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 54 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 67 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel until 2012 and Partner until 2009 in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)(9)

William V. Fries, 74 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 46 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 42 Vice President since 1999	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 50 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 43 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 47 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 39 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 55 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 43 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 42 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 42 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 34 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 39 Vice President since 2007 Treasurer since 2013 (6)	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 37 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 57 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 38 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.	Not applicable

Kathleen Brady, 53 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

Michael Doorley, 57 Vice President since 2013	Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc. since 2013; Principal, MGD Associates since 2011 (consulting business), Executive Vice President of Fidelity Investments 2008 to 2010; Chief Administrative Officer of Prudential Financials, Inc. - International Division until 2008.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.
(9)	Effective November 8, 2013, Christopher Ihlefeld concluded his service as a portfolio manager and managing director.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at
1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2013, the Thornburg Developing World Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 72.11% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2013, as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2013, foreign source income and foreign taxes paid are $3,456,237 and $462,724, respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2013. Complete information will be reported in conjunction with your 2013 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 16, 2013.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in April and May 2013 to consider aspects of their annual evaluation of the Advisor’s service to the Fund, to plan the annual evaluation of the Advisor’s performance, and to discuss the information the Advisor would present to the Trustees for their review. The independent Trustees met again in August to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2013

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time relative to a “diversified emerging markets” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s identification and response to investment risks, the Advisor’s development of its systems and other capabilities, the Advisor’s financial resources and business management, the personnel performing accounting and other functions, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented for specific share classes, the Trustees considered (among other aspects of the data) comparative performance data for the three full calendar years since the Fund’s inception, which showed that the Fund’s relative investment returns in each year exceeded the average return of the mutual fund category and the return of the Fund’s benchmark index. Other noted quantitative data showed that the Fund’s annualized investment returns fell within the top quartile of performance for the fund category for the three-month period ended with the second quarter of the current year, and within the top decile of the category for the year-to-date, one-year and three-year periods. Data presented to the Trustees also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to and median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee for the Fund was slightly lower than the median and comparable to the average fee rates for the fund category, and that the overall expense ratio of a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees also considered information about the fees charged by the Advisor to other investment management clients and information about fees charged by other advisors to different clients, together with analyses of the differences between the services provided by advisors to institutional clients and mutual

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2013 (Unaudited)

funds, and did not find the differences between the fee rates charged by the Advisor to different types of clients exceptional in view of the information presented.

In reviewing the profitability of the Advisor, the Trustees considered an analysis of the profitability to the Advisor of its services for the Fund and additional data respecting the overall profitability of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, comparisons of fees and costs charged to the Fund with fees and expenses charged to other mutual funds, and the other factors considered.

40    Certified Annual Report

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 15, 2013

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamentally driven, bottom-up, comprehensive analytical approach. Thornburg equity funds generally focus on a limited number of securities so that each holding can impact performance. The team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic or long-term value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We avoid leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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TH2149

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2012	Year Ended September 30, 2013
Thornburg Investment Trust	$826,950	$651,600

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2012	Year Ended September 30, 2013
Thornburg Investment Trust	$-0-	$-0-

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2012	Year Ended September 30, 2013
Thornburg Investment Trust	$210,200	$352,563

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2012	Year Ended September 30, 2013
Thornburg Investment Trust	$12,000	$22,242

The figure shown under All Other Fees for the year ended September 30, 2012 includes amounts from out of pocket expenses during the 2011 annual audit as well as a consent fee pertaining to a closing agreement with the IRS during the fiscal year ended September 30, 2012. The figure shown under All Other Fees for the year ended September 30, 2013 includes amounts from out of pocket expenses during the 2012 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2013, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Business Conduct and Ethics.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon

    Brian J. McMahon

    President and principal executive officer

Date: November	26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

    Brian J. McMahon

    President and principal executive officer

Date: November	26, 2013

By:	/s/ Jason H. Brady

    Jason H. Brady

    Treasurer and principal financial officer

Date: November	26, 2013